File No. 33-7497

811-4765

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

 Pre-Effective Amendment No.  [__]

 Post-Effective Amendment No. 45  [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

 Amendment No. 45  [X]

(Check appropriate box or boxes.)

Dreyfus New York AMT-Free Municipal Bond Fund

(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation

200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices) (Zip Code)

 Registrant's Telephone Number, including Area Code: (212) 922-6000

John Pak, Esq.

200 Park Avenue

New York, New York 10166

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     immediately upon filing pursuant to paragraph (b)

 X  on April 1, 2014 pursuant to paragraph (b)

     days after filing pursuant to paragraph (a)(1)

     on (date) pursuant to paragraph (a)(1)

     days after filing pursuant to paragraph (a)(2)

     on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Dreyfus New York
AMT-Free Municipal Bond Fund

Prospectus April 1, 2014

Class	Ticker
A	PSNYX
C	PNYCX
I	DNYIX
Y	DNYYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	5
Investment Risks	5
Management	7
Shareholder Guide

Choosing a Share Class	9
Buying and Selling Shares	12
General Policies	14
Distributions and Taxes	16
Services for Fund Investors	16
Financial Highlights	18
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks to maximize current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section beginning on page 9 of this prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	.55	.55	.55	.55
Distribution (12b-1) fees	none	.75	none	none
Other expenses (including shareholder services fees)	.35	.37	.09	.00
Total annual fund operating expenses	.90	1.67	.64	.55

*Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge of 1.00% if redeemed within one year.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$538	$724	$926	$1,508
Class C	$270	$526	$907	$1,976
Class I	$65	$205	$357	$798
Class Y	$56	$176	$307	$689

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$538	$724	$926	$1,508
Class C	$170	$526	$907	$1,976
Class I	$65	$205	$357	$798
Class Y	$56	$176	$307	$689

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 12.95% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal, New York state and New York city income taxes. The fund also seeks to provide income exempt from the federal alternative minimum tax. The fund invests at least 70% of its assets in municipal bonds rated, at the time of purchase, investment grade (i.e., Baa/BBB or higher) or the unrated equivalent as determined by The Dreyfus Corporation. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by The Dreyfus Corporation. The dollar-weighted average maturity of the fund's portfolio normally exceeds ten years, but the fund may invest without regard to maturity.

The portfolio managers focus on identifying undervalued sectors and securities. To select municipal bonds for the fund, the portfolio managers use fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and actively trade among various sectors based on their apparent relative values.

Although the fund seeks to provide income exempt from federal, New York state and New York City income taxes, the fund may invest temporarily in taxable bonds and/or municipal bonds that pay income exempt only from federal income tax, including when the portfolio managers believe acceptable New York municipal bonds are not available for investment. During such periods, the fund may not achieve its investment objective.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

• State-specific risk. The fund is subject to the risk that New York's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's fixed-income portfolio, the more the fund's share price is likely to react to interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause the bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations. Although the fund invests primarily in investment grade bonds, the fund may invest to a limited extent in high yield bonds. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q3, 2009: 7.81% Worst Quarter Q4, 2010: -4.80%

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The performance information for the fund's Class I and Class Y shares, for periods prior to December 15, 2008 and July 1, 2013, respectively, reflects the performance of the fund's Class A shares adjusted to reflect any applicable sales charges. Such performance figures have not been adjusted to reflect applicable class fees and expenses.

Average Annual Total Returns (as of 12/31/13)
Class (Inception Date)	1 Year	5 Years	10 Years
Class A (12/31/86) returns before taxes	-8.63%	4.67%	2.85%
Class A returns after taxes on distributions	-8.63%	4.67%	2.81%
Class A returns after taxes on distributions and sale of fund shares	-3.61%	4.57%	2.96%
Class C (9/11/95) returns before taxes	-5.91%	4.86%	2.56%
Class I (12/15/08) returns before taxes	-4.07%	5.85%	3.43%
Class Y (7/1/13) returns before taxes	-4.04%	5.70%	3.36%
Barclays Municipal Bond Index reflects no deduction for fees, expenses or taxes	-2.55%	5.89%	4.29%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation (Dreyfus). Thomas Casey and David Belton are the fund's primary portfolio managers, positions they have held since December 2009. Mr. Casey is a senior portfolio manager for tax sensitive strategies at Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus, and Mr. Belton is the head of municipal bond research at Standish. Messrs. Casey and Belton are also employees of Dreyfus.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal, New York state and New York City income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

The fund seeks to maximize current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal, New York state and New York city income taxes. The fund also seeks to provide income exempt from the federal alternative minimum tax.

The fund invests at least 70% of its assets in municipal bonds rated, at the time of purchase, investment grade (i.e., Baa/BBB or higher) or the unrated equivalent as determined by The Dreyfus Corporation. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by The Dreyfus Corporation.

The dollar-weighted average maturity of the fund's portfolio normally exceeds ten years, but the fund may invest without regard to maturity. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund.

The portfolio managers focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. The portfolio managers select municipal bonds for the fund's portfolio by:

• Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and

• Actively trading among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

Although the fund seeks to provide income exempt from federal, New York state and New York city income taxes, the fund may invest temporarily in taxable bonds and/or municipal bonds that pay income exempt only from federal income tax, including when the portfolio managers believe acceptable New York municipal bonds are not available for investment. During such periods, the fund may not achieve its investment objective.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

The fund is non-diversified.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.

• State-specific risk. The fund is subject to the risk that New York's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's fixed-income portfolio, the more the fund's share price is likely to react to interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Unlike investment grade bonds, however, the prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause the bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations. Although the fund invests primarily in investment grade bonds, the fund may invest to a limited extent in high yield bonds. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

In addition to the principal risks described above, the fund is subject to the following additional risks.

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Market sector risk. The fund may significantly overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those industries or sectors.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Inverse floating rate securities risk. The interest payment received on inverse floating rate securities generally will decrease when short-term interest rates increase. Inverse floaters are derivatives that involve leverage and could magnify the fund's gains or losses.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments, such as inverse floaters and over-the-counter options, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund may be required to segregate liquid assets, or otherwise cover its obligations, relating to the fund's transactions in derivatives. These requirements assume the obligation is for full payment of the value of the underlying instrument, in cash or by physical delivery, at the settlement date; thus, the fund must set aside liquid assets equal to such derivatives contract's full notional value (generally, the total numerical value of the asset underlying a derivatives contract at the time of valuation) while the positions are open. If the derivatives contract provides for periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the fund may segregate liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contract, if any. By setting aside assets equal to only its net obligations, the fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. Future rules and regulations of the Securities and Exchange Commission may impact the fund's operations as described in this prospectus. Certain derivatives may cause taxable income.

• Leverage risk. The use of leverage, such as lending portfolio securities, entering into futures contracts, investing in inverse floaters and engaging in forward commitment transactions, may cause taxable income and may magnify the fund's gains or losses.

• Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities or money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Management

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $265 billion in 167 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of .55% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's annual report for the fiscal year ended November 30, 2013. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $27.6 trillion in assets under custody and administration and $1.6 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Thomas Casey and David Belton are the fund's primary portfolio managers, positions they have held since December 2009. Mr. Casey and Mr. Belton manage a number of other state-specific municipal bond funds for Dreyfus, where Mr. Casey has been employed since April 2009, and Mr. Belton has been employed since December 2009. Mr. Casey also is a senior portfolio manager for tax sensitive strategies at Standish, an affiliate of Dreyfus, where he has been employed since July 1993. Mr. Belton is the head of municipal bond research at Standish, where he has been employed since November 1997.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds (except Class Y shares) or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus. Consult a representative of your financial institution for further information.

This prospectus offers Class A, C, I and Y shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

Class A Shares

When you invest in Class A shares,  you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers"). Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment  goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

• plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

• qualify for a reduced or waived sales charge

If you invest $1 million or more  (and are not eligible to purchase Class I or Y shares), Class A shares will always be the most advantageous choice.

	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	4.50	4.71
$50,000 to less than $100,000	4.00	4.17
$100,000 to less than $250,000	3.00	3.09
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more	-0-	-0-

No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

• Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

• Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

• Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. See "How to Buy Shares" in the SAI.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

• full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

• board members of Dreyfus and board members of the Dreyfus Family of Funds

• full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor

• "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards

• qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts, provided that such Class A shares are purchased directly through the fund's distributor

• investors who purchase Class A shares directly through the fund's distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee

• investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that has entered into an agreement with the fund's distributor. Financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee

• investors with the cash proceeds from the investor's exercise of stock options and/or disposition of stock related to employment-based stock plans, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to administering employment-based stock plans. Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not the investor uses the proceeds of the employment-based stock plan to establish the account

• members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%. Because the Rule 12b-1 fees are paid out of the fund's assets attributable to Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as the initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class of shares subject to an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

• bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

• law firms or attorneys acting as trustees or executors/administrators

• foundations and endowments that make an initial investment in the fund of at least $1 million and are not eligible to purchase Class Y shares

• advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and are not eligible to purchase Class Y shares

• unaffiliated investment companies approved by the fund's distributor

Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients. Accordingly, the availability of Class I shares of the fund will depend on the policies of the institutional investor.

Class Y Shares

Class Y shares are not subject to an initial sales charge or any service or distribution fees. There also is no CDSC imposed on redemptions of Class Y shares. The fund, Dreyfus or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will Dreyfus or the fund's distributor or their affiliates provide any "revenue sharing" payments, with respect to Class Y shares.

Class Y shares of the fund may be purchased by:

• institutional investors, acting for themselves or on behalf of their clients, that have entered into an agreement with the fund's distributor and, except as otherwise may be approved by Dreyfus with respect to certain Retirement Plans, that make an initial investment in Class Y shares of the fund of at least $1 million

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and make an initial investment in Class Y shares of the fund of at least $1 million

• certain funds in the Dreyfus Family of Funds and series of BNY Mellon Funds Trust

Generally, each institutional investor will be required to open and maintain a single master account with the fund for all purposes. Certain holders of Class I shares of the fund who meet the eligibility requirements for the purchase of Class Y shares of the fund and who do not require the fund, Dreyfus or the fund's distributor or their affiliates to make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments may have all of their Class I shares of the fund converted into Class Y shares of the fund. Dreyfus, the fund's distributor or their affiliates will not provide any "revenue sharing" payments with respect to Class I shares converted into Class Y shares.

Institutions purchasing fund shares on behalf of their clients determine whether Class Y shares will be available for their clients. Accordingly, the availability of Class Y shares of the fund will depend on the policies of the institutional investor.

CDSC Waivers

The fund's CDSC on Class A and C shares may be waived in the following cases:

• permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

• redemptions made within one year of death or disability of the shareholder

• redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

• redemptions made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

Buying and Selling Shares

Dreyfus calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. When calculating NAVs, Dreyfus generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Funds that seek tax-exempt income are not recommended for purchase in IRAs or other qualified retirement plans.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser that has entered into an agreement with the fund's distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

How to Buy Shares

By Mail. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to the appropriate address below. To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

Mailing Address. If you are investing directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.

Electronic Check or Wire. To purchase shares in a regular account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Telephone or Online. To purchase additional shares by telephone or online, you can call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction. In order to do so, you must have elected the Dreyfus TeleTransfer Privilege on your account application or a Shareholder Services Form. See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information. Institutional Direct accounts are not eligible for online services.

Automatically. You may purchase additional shares in a regular account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

The minimum initial and subsequent investment for regular accounts (other than for Class Y shares) is $1,000 and $100, respectively. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. Subsequent investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

• the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to the appropriate address below.

Mailing Address. If you invested directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.

A medallion signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online. To redeem shares by telephone or online, call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction. Institutional Direct accounts are not eligible for online services.

By calling 1-800-DREYFUS (inside the U.S. only), you may speak to a Dreyfus representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). For redemption requests made online through www.dreyfus.com or through Dreyfus Express® automated account access system, there is a $100,000 per day limit.

If the fund has your bank account information on file, you may request a wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the Dreyfus TeleTransfer Privilege ($500 minimum) and proceeds will be wired or sent by electronic check, as applicable, to your bank account. See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information.

Automatically. You may sell shares in a regular account by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative. See "Services for Fund Investors — Automatic Services."

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part. All shareholder services and Privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI. Please see the fund's SAI for additional information on buying and selling shares, Privileges and other shareholder services.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

• refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds and, if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary, please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year. The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends monthly and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal, New York state and New York city income taxes. However, for federal tax purposes, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. For New York state and New York city income tax purposes, distributions derived from interest on municipal securities of New York issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to New York state and New York city personal income taxes.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. These services are not available for Class Y shares. For information, call 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Dreyfus Automatic Asset Builder®  permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund.

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semi-annual or annual period, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Fund Exchanges

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. You can request your exchange by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative. If you are an

Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request. If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day. See the SAI for more information regarding exchanges.

Wire Redemption and Dreyfus TeleTransfer Privileges

To redeem shares from your Dreyfus Fund account with a phone call or online, use the Wire Redemption Privilege or the Dreyfus TeleTransfer Privilege. To purchase additional shares of your Dreyfus Fund account with a phone call or online, use the Dreyfus TeleTransfer Privilege. You can set up the Wire Redemption Privilege and Dreyfus TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or by contacting your financial representative. Institutional Direct accounts are not eligible for the Wire Redemption or Dreyfus TeleTransfer Privileges initiated online.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

If you redeem Class A shares of the fund, you can reinvest in the same account of the fund up to the number of Class A shares you redeemed at the current share price without paying a sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once and your reinvestment request must be received in writing by the fund within 45 days of the redemption.

Checkwriting Privilege

You may write redemption checks against your account for Class A shares in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Dreyfus Express® Voice-Activated Account Access

You can check your Dreyfus account balances, get fund price and performance information, order documents and much more, by calling 1-800-DREYFUS (inside the U.S. only) and using the Dreyfus Express® Voice-Activated System. You may also be able to purchase fund shares and/or transfer money between your Dreyfus Funds using Dreyfus Express®. Certain requests require the services of a representative.

Financial Highlights

These financial highlights describe the performance of the fund's Class A, C, I and Y shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended November 30,
Class A Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	15.60	14.62	14.35	14.28	12.93
Investment Operations:
Investment income--net[a]	.46	.52	.55	.56	.58
Net realized and unrealized gain (loss) on investments	(1.31)	.98	.27	.07	1.35
Total from Investment Operations	(.85)	1.50	.82	.63	1.93
Distributions:
Dividends from investment income--net	(.46)	(.52)	(.55)	(.56)	(.58)
Net asset value, end of period	14.29	15.60	14.62	14.35	14.28
Total Return (%)[b]	(5.52)	10.39	5.89	4.40	15.15
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.91	.92	.92	1.02
Ratio of net expenses to average net assets	.90	.91	.91	.85	.85
Ratio of interest and expense related to floating rate notes issued to average net assets	.01	.00[c]	.00[c]	.00[c]	-
Ratio of net investment income to average net assets	3.09	3.41	3.87	3.81	4.20
Portfolio Turnover Rate	12.95	9.96	10.20	10.32	13.34
Net Assets, end of period ($ x 1,000)	343,975	405,161	352,610	367,649	135,626
[a]Based on average shares outstanding at each month end.
[b]Exclusive of sales charge.
[c]Amount represents less than .01%.

	Year Ended November 30,
Class C Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	15.60	14.62	14.35	14.28	12.93
Investment Operations:
Investment income--net[a]	.35	.40	.44	.45	.47
Net realized and unrealized gain (loss) on investments	(1.31)	.98	.27	.07	1.35
Total from Investment Operations	(.96)	1.38	.71	.52	1.82
Distributions:
Dividends from investment income--net	(.34)	(.40)	(.44)	(.45)	(.47)
Net asset value, end of period	14.30	15.60	14.62	14.35	14.28
Total Return (%)[b]	(6.24)	9.55	5.09	3.62	14.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.67	1.68	1.68	1.68	1.77
Ratio of net expenses to average net assets	1.67	1.68	1.66	1.60	1.60
Ratio of interest and expense related to floating rate notes issued to average net assets	.01	.00[c]	.00[c]	.00[c]	-
Ratio of net investment income to average net assets	2.32	2.61	3.11	3.07	3.43
Portfolio Turnover Rate	12.95	9.96	10.20	10.32	13.34
Net Assets, end of period ($ x 1,000)	20,517	21,214	13,260	14,110	13,031
[a]Based on average shares outstanding at each month end.
[b]Exclusive of sales charge.
[c]Amount represents less than .01%.

Financial Highlights (cont'd)

	Year Ended November 30,
Class I Shares	2013	2012	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	15.60	14.62	14.35	14.28	12.29
Investment Operations:
Investment income--net[b]	.50	.53	.57	.58	.47
Net realized and unrealized gain (loss) on investments	(1.31)	1.00	.28	.07	2.09
Total from Investment Operations	(.81)	1.53	.85	.65	2.56
Distributions:
Dividends from investment income—net	(.50)	(.55)	(.58)	(.58)	(.57)
Net asset value, end of period	14.29	15.60	14.62	14.35	14.28
Total Return (%)	(5.28)	10.65	6.13	4.58	21.06[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.64	.68	.68	.67	.86[d]
Ratio of net expenses to average net assets	.64	.68	.68	.67	.75[d]
Ratio of interest and expense related to floating rate notes issued to average net assets	.01	.00[e]	.00[e]	.00[e]	-
Ratio of net investment income to average net assets	3.34	3.55	4.08	3.97	4.11[d]
Portfolio Turnover Rate	12.95	9.96	10.20	10.32	13.34
Net Assets, end of period ($ x 1,000)	22,139	26,094	4,068	6,553	1,297

[a]From December 15, 2008 (commencement of initial offering) to November 30, 2009.

[b]Based on average shares outstanding at each month end.

[c]Not annualized.

dAnnualized.

[e]Amount represents less than .01%.

Class Y Shares	Period Ended November 30, 2013 [a]
Per Share Data ($):
Net asset value, beginning of period	14.60
Investment Operations:
Investment income—net[b]	.23
Net realized and unrealized gain (loss) on investments	(.31)
Total from Investment Operations	(.08)
Distributions:
Dividends from investment income--net	(.22)
Net asset value, end of period	14.30
Total Return (%)[c]	(.62)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.55
Ratio of net expenses to average net assets[d]	.55
Ratio of interest and expense related to floating rate notes issued to average net assets[d]	.01
Ratio of net investment income to average net assets[d]	3.79
Portfolio Turnover Rate	12.95
Net Assets, end of period ($ x 1,000)	1
[a]From July 1, 2013 (commencement of initial offering) to November 30, 2013.
[b]Based on average shares outstanding at each month end.
[c]Not annualized.
[d]Annualized.

NOTES

NOTES

For More Information

Dreyfus New York AMT-Free Municipal Bond Fund

SEC file number: 811-4765

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

By telephone. Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

© 2014 MBSC Securities Corporation 0021P0414

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2013 as revised or amended, July 1, 2013, September 1, 2013, March 1, 2014 and April 1, 2014

This Statement of Additional Information (SAI), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, as such prospectuses may be revised from time to time. To obtain a copy of a fund's prospectus, please call your financial adviser, or write to the fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-DREYFUS (inside the U.S. only).

The most recent annual report and semi-annual report to shareholders for each fund are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the annual report are incorporated by reference into this SAI. All classes of a fund have the same fiscal year end and prospectus date. Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date

Dreyfus Appreciation Fund, Inc.	DAF	Investor Shares/DGAGX	December 31st	July 1st

Class Y/DGYGX
Dreyfus BASIC Money Market Fund, Inc.	DBMMF	DBAXX	February 28th/29th	July 1st
Dreyfus Municipal Bond Opportunity Fund	DMBOF	Class A/PTEBX	April 30th	September 1st
Class C/DMBCX
Class Z/DMBZX

Dreyfus New York AMT-Free Municipal Bond Fund	DNYAFMBF	Class A/PSNYX	November 30th	April 1st

Class C/PNYCX
Class I/DNYIX
Class Y/DNYYX
Dreyfus Premier Worldwide Growth Fund, Inc.	DPWGF
Dreyfus Worldwide Growth Fund	DWGF	Class A/PGROX	October 31st	March 1st
Class C/PGRCX
Class I/DPWRX
Class Y/DPRIX
Dreyfus State Municipal Bond Funds	DSMBF
Dreyfus Connecticut Fund	DCTF	Class A/PSCTX	April 30th	September 1st
Class C/PMCCX
Class I/DTCIX
Class Y/DPMYX
Class Z/DPMZX
Dreyfus Massachusetts Fund	DMAF	Class A/PSMAX	April 30th	September 1st
Class C/PCMAX
Class Z/PMAZX
Dreyfus Pennsylvania Fund	DPAF	Class A/PTPAX	April 30th	September 1st
Class C/PPACX
Class Z/DPENX

GRP4-SAI-0414

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End	Prospectus Date

General California Municipal Money Market Fund	GCMMMF	Class A/GCAXX	November 30th	April 1st
Class B/GENXX
General Government Securities Money Market Funds, Inc.	GGSMMFI
General Government Securities Money Market Fund	GGSMMF	Class A/GGSXX	November 30th	April 1st
Class B/GSBXX
General Treasury Prime Money Market Fund	GTPMMF	Class A/GTAXX	November 30th	April 1st
Class B/GTBXX
General Money Market Fund, Inc.	GMMF	Class A/GMMXX	November 30th	April 1st
Class B/GMBXX
General Municipal Money Market Funds, Inc.	GMMMFI		November 30th	April 1st
General Municipal Money Market Fund	GMMMF	Class A/GTMXX	November 30th	April 1st
Class B/GBMXX
General New York Municipal Money Market Fund	GNYMMMF	Class A/GNMXX	November 30th	April 1st
Class B/GNYXX

* Certain information provided in this SAI is indicated to be as of the end of a fund's last fiscal year or during a fund's last fiscal year. The term "last fiscal year" means the most recently completed fiscal year, except that, for funds with fiscal years ended December 31st, "last fiscal year" means the fiscal year ended in 2012 and for funds with fiscal years ended February 28/29th , "last fiscal year" means the fiscal year ended in the immediately preceding calendar year.

TABLE OF CONTENTS

PART I

PART II

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES	III-1
Investment Minimums	III-1
Purchase of Institutional Money Funds and Cash Management Funds (not applicable to Institutional Direct accounts)	III-1
In-Kind Purchases	III-2
Information Pertaining to Purchase Orders	III-2
Federal Funds	III-2
Dreyfus TeleTransfer Privilege	III-2
Reopening an Account	III-2
Multi-Class Funds	III-3
Converting Shares	III-6
Taxpayer ID Number	III-7
Frequent Purchases and Exchanges (non-money market funds only)	III-7
ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES	III-7
Redemption Fee	III-8
Contingent Deferred Sales Charge - Multi-Class Funds	III-8
Class C	III-8
Waiver of CDSC	III-9
Redemption Through an Authorized Entity	III-9
Checkwriting Privilege	III-9
Wire Redemption Privilege	III-10
Redemption through Compatible Automated Facilities	III-10
Dreyfus TeleTransfer Privilege	III-10
Reinvestment Privilege	III-11
Share Certificates; Medallion Signature Guarantees	III-11
Redemption Commitment	III-11
Suspension of Redemptions	III-11
ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES	III-12
Exchanges	III-12
Fund Exchanges	III-12
Dreyfus Auto-Exchange Privilege	III-13
Dreyfus Automatic Asset Builder®	III-14
Dreyfus Government Direct Deposit Privilege	III-14
Dreyfus Payroll Savings Plan	III-14
Dreyfus Dividend Options	III-14
Dreyfus Dividend Sweep	III-14
Dreyfus Dividend ACH	III-14
Automatic Withdrawal Plan	III-14
Letter of Intent - Class A Shares	III-15
Corporate Pension/Profit-Sharing and Retirement Plans	III-16
ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS	III-16
ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS	III-16
All Funds other than Money Market Funds	III-17
Equity Securities	III-17
Common Stock	III-17
Preferred Stock	III-17
Convertible Securities	III-18
Warrants	III-18
IPOs	III-19

Fixed-Income Securities	III-19
U.S. Government Securities	III-20
Corporate Debt Securities	III-21
Ratings of Securities; Unrated Securities	III-21
High Yield and Lower-Rated Securities	III-21
Zero Coupon, Pay-In-Kind and Step-Up Securities	III-23
Inflation-Indexed Securities	III-23
Variable and Floating Rate Securities	III-24
Loans	III-25
Participation Interests and Assignments	III-27
Mortgage-Related Securities	III-28
Asset-Backed Securities	III-32
Collateralized Debt Obligations	III-33
Municipal Securities	III-33
Taxable Investments (municipal or other tax-exempt funds only)	III-38
Funding Agreements	III-38
Real Estate Investment Trusts (REITs)	III-38
Money Market Instruments	III-39
Bank Obligations	III-39
Repurchase Agreements	III-39
Commercial Paper	III-39
Foreign Securities	III-39
Emerging Markets	III-40
Brazil	III-41
Certain Asian Emerging Market Countries	III-42
India	III-42
Depositary Receipts and New York Shares	III-44
Sovereign Debt Obligations	III-44
Eurodollar and Yankee Dollar Investments	III-45
Investment Companies	III-46
Private Investment Funds	III-46
Exchange-Traded Funds (ETFs)	III-46
Exchange-Traded Notes	III-47
Derivatives	III-47
Futures Transactions	III-49
Options	III-51
Swap Transactions	III-52
Contracts for Difference	III-53
Credit Linked Securities	III-54
Credit Derivatives	III-54
Structured Securities and Hybrid Instruments	III-54
Exchange-Linked Notes	III-55
Participatory Notes	III-55
Custodial Receipts	III-55
Combined Transactions	III-56
Future Developments	III-56
Foreign Currency Transactions	III-56
Commodities	III-57
Short-Selling	III-58
Lending Portfolio Securities	III-58
Borrowing Money	III-59
Borrowing Money for Leverage	III-59
Reverse Repurchase Agreements	III-59
Forward Commitments	III-59
Forward Roll Transactions	III-60
Illiquid Securities	III-60

Illiquid Securities Generally	III-60
Section 4(2) Paper and Rule 144A Securities	III-60
Non-Diversified Status	III-61
Investments in the Technology Sector	III-61
Investments in the Real Estate Sector	III-61
Investments in the Natural Resources Sector	III-62
Money Market Funds	III-62
Ratings of Securities	III-62
Treasury Securities	III-63
U.S. Government Securities	III-63
Repurchase Agreements	III-63
Bank Obligations	III-64
Bank Securities	III-65
Floating and Variable Rate Obligations	III-65
Participation Interests	III-65
Asset-Backed Securities	III-65
Commercial Paper	III-65
Investment Companies	III-65
Foreign Securities	III-66
Municipal Securities	III-66
Derivative Products	III-66
Stand-By Commitments	III-66
Taxable Investments (municipal or other tax-exempt funds only)	III-66
Illiquid Securities	III-66
Borrowing Money	III-67
Reverse Repurchase Agreements	III-67
Forward Commitments	III-67
Interfund Borrowing and Lending Program	III-67
Lending Portfolio Securities	III-67
RATING CATEGORIES	III-67
S&P	III-67
Long-Term Issue Credit Ratings	III-67
Short-Term Issue Credit Ratings	III-69
Municipal Short-Term Note Ratings Definitions	III-69
Moody's	III-70
Long-Term Obligation Ratings and Definitions	III-70
Short-Term Ratings	III-70
U.S. Municipal Short-Term Debt and Demand Obligation Ratings	III-71
Fitch	III-71
Corporate Finance Obligations — Long-Term Rating Scales	III-71
Structured, Project & Public Finance Obligations — Long-Term Rating Scales	III-72
Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance	III-73
DBRS	III-73
Long Term Obligations	III-73
Commercial Paper and Short Term Debt	III-74
ADDITIONAL INFORMATION ABOUT THE BOARD	III-75
Boards' Oversight Role in Management	III-75
Board Composition and Leadership Structure	III-75
Additional Information About the Boards and Their Committees	III-75
MANAGEMENT ARRANGEMENTS	III-76
The Manager	III-76
Sub-Advisers	III-76
Portfolio Allocation Manager	III-78
Portfolio Managers and Portfolio Manager Compensation	III-78

Certain Conflicts of Interest with Other Accounts	III-84
Code of Ethics	III-85
Distributor	III-85
Transfer and Dividend Disbursing Agent and Custodian	III-86
Funds' Compliance Policies and Procedures	III-87
DETERMINATION OF NAV	III-87
Valuation of Portfolio Securities (funds other than money market funds)	III-87
Valuation of Portfolio Securities (money market funds only)	III-88
Calculation of NAV	III-88
Expense Allocations	III-88
NYSE and Transfer Agent Closings	III-88
ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS	III-89
Funds Other Than Money Market Funds	III-89
Money Market Funds	III-89
TAXATION	III-90
Taxation of the Funds	III-90
Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)	III-91
Sale, Exchange or Redemption of Shares	III-93
PFICs	III-94
Non-U.S. Taxes	III-94
Foreign Currency Transactions	III-94
Financial Products	III-94
Payments with Respect to Securities Loans	III-95
Securities Issued or Purchased at a Discount and Payment-in-Kind Securities	III-95
Inflation-Indexed Treasury Securities	III-95
Certain Higher-Risk and High Yield Securities	III-95
Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)	III-96
Investing in Mortgage Entities	III-96
Tax-Exempt Shareholders	III-97
Backup Withholding	III-97
Foreign (Non-U.S.) Shareholders	III-97
The Hiring Incentives to Restore Employment Act	III-98
Possible Legislative Changes	III-99
Other Tax Matters	III-99
PORTFOLIO TRANSACTIONS	III-99
Trading the Funds' Portfolio Securities	III-100
Soft Dollars	III-102
IPO Allocations	III-103
Disclosure of Portfolio Holdings	III-103
SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS	III-104
ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES
AND VOTING RIGHTS	III-126
Massachusetts Business Trusts	III-126
Fund Shares and Voting Rights	III-126
GLOSSARY	III-126

PART I

BOARD INFORMATION

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members for the funds, together with information as to their positions with the funds, principal occupations and other board memberships during the past five years, are shown below. The address of each board member is 200 Park Avenue, New York, New York 10166.

All of the board members are Independent Board Members.

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 - present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 - 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005 - 2009)

Francine J. Bovich 1951 Board Member	Trustee, The Bradley Trusts, private trust funds (2011 - present) Managing Director, Morgan Stanley Investment Management (1993 - 2010)	N/A
Peggy C. Davis 1943 Board Member	Shad Professor of Law, New York University School of Law (1983 - present)	N/A
Diane Dunst 1939 Board Member	President of Huntting House Antiques	N/A
Nathan Leventhal 1943 Board Member	Chairman of the Avery Fisher Artist Program (1997 - present) Commissioner, NYC. Planning Commission (2007- 2011)	Movado Group, Inc., Director (2003 - present)

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Robin A. Melvin 1963 Board Member

Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring service in Illinois (April 2013 - present)

Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 - 2012)

N/A

1 Each of the board members serves on the board's audit, nominating, compensation and litigation committees.

The following table shows the year each board member joined each fund's board.

Fund	Joseph S. DiMartino	Francine J. Bovich	Peggy C. Davis	Diane Dunst	Nathan Leventhal	Robin A. Melvin

DAF	1995	2012	1990	2007	1989	2012
DBMMF	1995	2012	2007	1994	2007	2012
DMBOF	1995	2012	1990	2007	1989	2012
DNYAFMBF	1995	2012	1990	2007	1989	2012
DPWGF	1995	2012	1990	2007	1989	2012
DSMBF	1995	2012	1990	2007	1989	2012
GCMMMF	1995	2012	1990	2007	1989	2012
GGSMMFI	1995	2012	1990	2007	1989	2012
GMMF	1995	2012	1990	2007	1989	2012
GMMMFI	1995	2012	1990	2007	1989	2012
GNYMMMF	1995	2012	1990	2007	1989	2012

Each board member, with the exception of Ms. Bovich, has been a Dreyfus Family of Funds board member for over fifteen years. Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the board believes has prepared them to be effective board members. The board believes that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness. However, the board believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member

(including the board for the funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the board members are counseled by their independent legal counsel, who participates in board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the funds and to the board have significant experience advising funds and fund board members. The board and its committees have the ability to engage other experts as appropriate. The board evaluates its performance on an annual basis.

• Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

• Francine J. Bovich – Ms. Bovich also currently serves as a Trustee for The Bradley Trusts, private trust funds. She is an Emeritus Trustee of Connecticut College, where she served as Trustee from 1986 to 1997, and currently serves as Chair of the Investment Sub-Committee for Connecticut College’s endowment fund. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

• Peggy C. Davis – Ms. Davis currently serves as the John S. R. Shad Professor of Lawyering and Ethics at New York University School of Law as a writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. Prior to joining the university's faculty in 1983, Ms. Davis served as a Judge of the Family Court of the State of New York. Before her appointment to the bench, she practiced law for ten years in both the commercial and public interest sectors. Ms. Davis also has served as Chair of the Board of the Russell Sage Foundation.

• Diane Dunst – Ms. Dunst is President and Founder of Huntting House Antiques, a dealer in 18th and 19th mid-century English and French antiques. Prior to founding Huntting House Antiques, Ms. Dunst worked in the publishing and advertising industries for more than 30 years, serving as Director of Marketing and Promotion of Lear's Magazine and Manager of Marketing and Promotion at ELLE, and holding various editorial positions at Scholastic, Inc. and Seventeen and marketing positions at BBDO Worldwide, Inc. In addition, Ms. Dunst serves as a member of the advisory board of Bridges, Memorial Sloan-Kettering Cancer Center's quarterly newsletter for cancer survivors.

• Nathan Leventhal – Mr. Leventhal was previously a Commissioner of the New York City Planning Commission. Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg. Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner. In the not-for-profit sector, Mr. Leventhal served for 17 years as President of Lincoln Center for the Performing Arts, where he is now President Emeritus and Chairman of the Avery Fisher Artist Program.

• Robin A. Melvin – Ms. Melvin currently serves as a Board member of Illinois Mentoring Partnership, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois. Ms.

Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc.

Committee Meetings

The boards' audit, nominating, compensation, litigation and pricing committees met during the funds' last fiscal years as indicated below:

Fund	Audit	Nominating	Compensation	Litigation	Pricing

DAF	4	1	0	0	0
DBMMF	4	1	0	0	0
DMBOF	4	1	0	0	0
DNYAFMBF	4	0	0	0	0
DPWGF	4	1	0	0	0
DSMBF	4	1	0	0	0
GCMMMF	4	0	0	0	0
GGSMMFI	4	0	0	0	0
GMMF	4	0	0	0	0
GMMMFI	4	0	0	0	0
GNYMMMF	4	0	0	0	0

Board Members' and Officers' Fund Share Ownership

The table below indicates the dollar range of each board member's ownership of fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a board member, in each case as of December 31, 2013.

Fund	Joseph S. DiMartino	Francine J. Bovich	Peggy C. Davis	Diane Dunst	Nathan Leventhal	Robin A. Melvin

DBMMF	None	None	None	None	None	None
DAF	None	None	None	$1-$10,000	None	$10,001-$50,000
DMBOF	None	None	None	None	None	None
DNYAFMBF	None	None	None	None	None	None
DSMBF	None	None	None	None	None	None
DWGF	None	None	None	None	None	None
GCMMMF	None	None	None	None	None	None
GGSMMF	None	None	None	None	None	None
GTPMMF	None	None	None	None	None	None
GMMF	None	None	None	None	None	None
GMMMF	None	None	None	None	None	None
GNYMMMF	None	None	None	None	None	None
Aggregate holdings in the Dreyfus Family of Funds for which responsible as a board member	Over $100,000	None	None	$1-$10,000	None	Over $100,000

Board members and officers, as a group, owned less than 1% of each class of each fund's voting securities outstanding on March 11, 2014.

As of December 31, 2013, none of the board members or their immediate family members owned securities of the Manager, any Sub-Advisers, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, any Sub-Advisers or the Distributor.

Board Members' Compensation

Annual retainer fees and meeting attendance fees are allocated among the funds on the basis of net assets, with the Chairman of the Boards, Joseph S. DiMartino, receiving an additional 25% of such compensation. The funds reimburse board members for their expenses. The funds do not have a bonus, pension, profit-sharing or retirement plan. Each emeritus board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the board member became emeritus and a per meeting attended fee of one-half the amount paid to board members.

The aggregate amount of fees and expenses* received from the funds by each current board member for the funds' last fiscal years, and by all funds in the Dreyfus Family of Funds for which such person was a board member during 2013, were as follows:

	Board Members
Fund	Joseph S. DiMartino	Francine J. Bovich	Peggy C. Davis	Diane Dunst	Nathan Leventhal	Robin A. Melvin
DAF	$31,340	$4,481	$23,518	$27,193	27,193	$2,496
DBMMF	$2,448	$449	$1,848	$1,960	$1,960	$449
DMBOF	$3,520	$1,182	$2,817	$3,520	$2,817	$1,182
DNYAFMBF	$3,091	$2,298	$2,440	$2,440	$2,440	$2,298
DPWGF	$4,686	$3,514	$3,703	$3,703	$3,703	$3,514
DSMBF	$5,144	$1,910	$4,440	$4,440	$4,440	$1,913
GCMMMF	$1,832	$1,350	$1,443	$1,443	$1,443	$1,350
GGSMMFI	$26,325	$19,362	$20,797	$20,797	$20,797	$19,362
GMMF	$99,919	$74,422	$78,904	$78,904	$78,904	$74,422
GMMMFI	$5,660	$4,198	$4,470	$4,470	$4,470	$4,198
GNYMMMF	$1,786	$1,326	$1,410	$1,410	$1,410	$1,326

Total compensation from the funds and fund complex(**)	$1,084,688 (154)	$313,000 (48)	$352,000 (64)	$152,000 (17)	$329,717 (42)	$511,000 (98)

	Emeritus Board Members
Fund	Clifford L. Alexander	David W. Burke	Rosalind G. Jacobs***	Ernest Kafka	Jay I. Meltzer	Daniel Rose	Sander Vanocur
DAF	$27,193	$13,629	$7,370	$27,193	$10,666	$10,150	$11,177
DMBOF	$1,960	$955	$713	$2178	$997	$1053	$951
DBMMF	$2,817	$781	$554	$1,790	$784	$720	$740
DNYAFMBF	$2,304	$818	$499	$1,226	$887	$887	$797
DPWGF	$3,532	$1,163	$830	$1,994	$1,398	$1,398	$1,278
DSMBF	$4,440	$1,703	$1,073	$3,403	$1,456	$1,542	$1,377
GCMMMF	$1,374	$493	$295	$729	$519	$519	$455
GGSMMFI	$19,664	$7,006	$4,265	$10,758	$7,610	$7,610	$6,708

	Emeritus Board Members
Fund	Clifford L. Alexander	David W. Burke	Rosalind G. Jacobs***	Ernest Kafka	Jay I. Meltzer	Daniel Rose	Sander Vanocur
GMMF	$74,004	$25,884	$16,170	$39,561	$28,858	$28,858	$25,807
GMMMFI	$4,224	$1,494	$925	$2,262	$1,631	$1,631	$1,450
GNYMMMF	$1,328	$470	$287	$712	$514	$514	$460

Total compensation from the funds and fund complex (**)	$299,533 (42)	$175,500 (76)	$67,000 (64)	$65,332 (17)	$55,250 (17)	$96,250 (64)	$90,250 (64)

*	Amounts shown do not include the cost of office space, secretarial services and health benefits for the Chairman of the Boards and expenses reimbursed to board members for attending board meetings.
**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the funds, for which the board member served in 2013.
***

Emeritus board member of DBMMF. For the other funds, Ms. Jacobs received compensation from the funds for attending board meetings in an advisory role, although not a board member or emeritus board member of these funds.

OFFICERS

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Bradley J. Skapyak 1958 President 2010	Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, head of the Investment Accounting and Support Department of the Manager	69 (142)
James Windels 1958 Treasurer 2001	Director – Mutual Fund Accounting of the Manager	70 (167)
John Pak 1968 Chief Legal Officer 2013

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal

70 (167)
Janette E. Farragher 1962 Vice President and Secretary 2011	Assistant General Counsel of BNY Mellon	70 (167)
Kiesha Astwood 1973 Vice President and Assistant Secretary 2010	Counsel of BNY Mellon	70 (167)
James Bitetto 1966 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	70 (167)
Joni Lacks Charatan 1955 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	70 (167)
Joseph M. Chioffi 1961 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	70 (167)

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

John B. Hammalian 1963 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	70 (167)
Sarah S. Kelleher 1975 Vice President and Assistant Secretary 2014	Senior Counsel of BNY Mellon since March 2013; from August 2005 to March 2013, Associate General Counsel, Third Avenue Management	70 (167)
Robert R. Mullery 1952 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	70 (167)
Jeff S. Prusnofsky 1965 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	70 (167)
Richard S. Cassaro 1959 Assistant Treasurer 2008	Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager	70 (167)
Gavin C. Reilly 1968 Assistant Treasurer 2005	Tax Manager of the Investment Accounting and Support Department of the Manager	70 (167)
Robert S. Robol 1964 Assistant Treasurer 2002[1]	Senior Accounting Manager – Fixed Income Funds of the Manager	70 (167)
Robert Salviolo 1967 Assistant Treasurer 2007	Senior Accounting Manager – Equity Funds of the Manager	70 (167)
Robert Svagna 1967 Assistant Treasurer 2002[2]	Senior Accounting Manager – Equity Funds of the Manager	70 (167)
Matthew D. Connolly 1972 Anti-Money Laundering Compliance Officer 2012

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management

65 (162)
Joseph W. Connolly 1957 Chief Compliance Officer 2004	Chief Compliance Officer of the Manager and the Dreyfus Family of Funds	70 (167)

1. For DAF only. For DBMMF, GCMMMF, GGSMMF, GMMF and GNYMMMF, since 2003 and, for the other funds, since 2005.

2. For DAF, DNYAFMBF and DPWGF only. For DBMMF, since 2003, and, for the other funds, since 2005.

The address of each officer is 200 Park Avenue, New York, New York 10166.

CERTAIN PORTFOLIO MANAGER INFORMATION

(not applicable to money market funds)

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus. See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers

DAF	N/A
DMBOF	Daniel Marques
DNYAFMBF	Steven Harvey
DWGF	N/A
DCTF	N/A
DMAF	N/A
DPAF	N/A

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, unless otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Daniel Barton	6	$2.8B	N/A	N/A	N/A	N/A
David Belton	3	$1.7B	N/A	N/A	N/A	N/A
Jeffrey Burger	5	$2.9B	N/A	N/A	228	$920M
Thomas Casey	8	$2.8B	N/A	N/A	204	$1.9B
Catherine Crain	5	$7.7B	None	N/A	97	$4.7B
Steven Harvey	9	$5.7B	N/A	N/A	16	$204M
Jeff Jacobe	5	$7.7B	1	$14M	81	$4.7B
Gentry Lee	6	$8.3B	10	$2.2B	121	$7.7B
Daniel Rabasco	4	$3.1B	4	$951M	11	$7.1B
Fayez Sarofim	6	$8.3B	29	$2.5B	413	$6.3B
Christopher Sarofim	5	$7.7B	None	N/A	14	$3.1B
Charles Sheedy	5	$7.7B	8	$2.0B	65	$2.1B

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts

Daniel Barton	None	N/A	N/A
David Belton	None	N/A	N/A
Jeffrey Burger	None	N/A	N/A
Thomas Casey	None	N/A	N/A
Catherine Crain	None	N/A	N/A
Steven Harvey	None	N/A	N/A
Jeff Jacobe	None	N/A	N/A
Gentry Lee	None	N/A	N/A
Daniel Rabasco	None	N/A	N/A
Fayez Sarofim	None	N/A	N/A
Christopher Sarofim	None	N/A	N/A
Charles Sheedy	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Daniel Barton	DCTF	None
David Belton	DMAF	None
	DNYAFMBF	None
Jeffrey Burger	DCTF	None
Thomas Casey	DMAF	None
	DNYAFMBF	None
Catherine Crain	DAF	$1 - $50,000
	DWGF	$1 - $50,000
Steven Harvey	DPAF	None
Jeff Jacobe	DAF	$1 - $50,000
	DWGF	$1 - $50,000
Gentry Lee	DAF	$1 - $50,000
	DWGF	$1 - $50,000
Daniel Rabasco	DMBOF	None
	DPAF	None
Fayez Sarofim	DAF	Over $1,000,000
	DWGF	Over $1,000,000
Christopher Sarofim	DAF	$1 - $50,000
	DWGF	$1 - $50,000
Charles Sheedy	DAF	$100,000 - $1,000,000
	DWGF	$100,000 - $1,000,000

MANAGER'S AND SUB-ADVISERS' COMPENSATION

For each fund's last three fiscal years, the management fees payable by the fund, the reduction, if any, in the amount of the fee paid due to fee waivers and/or expense reimbursements by the Manager and the net fees paid by the fund were as follows:

	2013 Fiscal Year			2012 Fiscal Year			2011 Fiscal Year
Fund*	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DBMMF	$1,736,871	$1,574,544	$162,327	$2,408,375	$2,185,261	$223,114	$4,000,045	$2,504,975	$1,495,070
DMBOF	$2,760,281	$0	$2,760,281	$2,721,479	$247,158	$2,474,321	$2,885,045	$0	$2,885,045
DCTF	$2,112,502	$0	$2,112,502	$1,950,631	$0	$1,950,631	$2,045,374	$0	$2,045,374
DMAF	$1,176,180	$0	$1,176,180	$1,117,015	$0	$1,117,015	$1,126,419	$0	$1,126,419
DPAF	$1,083,291	$0	$1,083,291	$1,038,980	$0	$1,038,980	$1,074,400	$0	$1,074,400
DWGF	$4,767,880	$0	$4,767,880	$4,111,928	$0	$4,111,928	$3,462,067	$0	$3,462,067
DNYAFMBF	$2,392,281	$0	$2,392,281	$2,242,562	$334	$2,242,228	$2,016,970	$0	$2,016,970
GCMMMF	$1,234,248	$1,234,248	$0	$1,649,686	$1,412,080	$237,606	$1,910,012	$1,226,608	$683,404
GGSMMF	$6,438,565	$6,438,565	$0	$8,664,706	$8,664,706	$0	$8,051,866	$8,051,866	$0
GTPMMF	$11,811,402	$11,811,402	$0	$13,257,912	$13,257,912	$0	$8,613,815	$8,613,815	$0
GMMF	$72,208,589	$72,208,589	$0	$69,400,008	$69,400,008	$0	$66,585,644	$66,585,644	$0
GMMMF	$4,044,373	$4,044,373	$0	$3,896,633	$3,896,633	$0	$3,440,166	$3,440,166	$0
GNYMMMF	$1,268,814	$1,268,814	$0	$1,418,578	$1,418,578	$0	$1,524,241	$1,524,241	$0

	2012 Fiscal Year			2011 Fiscal Year			2010 Fiscal Year
Fund*	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DAF	$16,154,531	$0	$16,154,531	$11,949,200	$0	$11,949,200	$7,176,415	$0	$7,176,415

* The fees paid to the Manager by each fund are not subject to reduction as the value of the fund's net assets increases.

The contractual fee rates paid by the Manager or a fund to a fund's Sub-Adviser, if any, and the effective rate paid in the last fiscal year, are as follows (expressed as an annual rate as a percentage of the fund’s average daily net assets):

Fund	Sub-Adviser	Fee Rate	Effective Fee Rate for the Last Fiscal Year

DAF	Sarofim & Co.	0.2175%	0.2175%
DWGF	Sarofim & Co.	0.2175%	0.2175%

For a fund's last three fiscal years, the fees payable by the Manager to the fund's Sub-Adviser, if any, the reduction, if any, in the amount of the fee paid due to fee waivers by the Sub-Adviser and the net fees paid were as follows:

	2013 Fiscal Year			2012 Fiscal Year			2011 Fiscal Year
Fund/Sub-Adviser	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DWGF/Sarofim & Co.	$1,382,110	$0	$1,382,110	$1,193,345	$0	$1,193,345	$1,004,000	$0	$1,004,000

	2012 Fiscal Year			2011 Fiscal Year			2010 Fiscal Year
Fund/Sub-Adviser	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DAF/Sarofim & Co.	$10,567,250	$0	$10,567,250	$7,816,394	$0	$7,816,394	$4,694,347	$0	$4,694,347

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION

The following table lists, for each of the last three fiscal years, the total commissions on sales of Class A shares (sales loads) and the total CDSCs on redemptions of all classes of shares (as applicable), along with corresponding amounts of each retained by the Distributor.

Fund		2013 Fiscal Year	2012 Fiscal Year	2011 Fiscal Year

DMBOF	Total commissions (A shares)	$100,022	$29,374	$28,590
	Commission amount retained	$9,896	$9,480	$10,378
	Total CDSCs	$2,192	$2,081	$3,707
	CDSC amount retained	$2,192	$2,081	$3,707

DCTF	Total commissions (A shares)	$203,339	$40,696	$38,432
	Commission amount retained	$19,623	$16,343	$36,611
	Total CDSCs	$0	$7,212	$11,410
	CDSC amount retained	$0	$7,212	$11,410

DMAF	Total commissions (A shares)	$27,482	$3,086	$2,486
	Commission amount retained	$2,681	$523	$907
	Total CDSCs	$0	$0	$36
	CDSC amount retained	$0	$0	$36

DPAF	Total commissions (A shares)	$102,693	$31,037	$17,057
	Commission amount retained	$8,595	$9,147	$4,277
	Total CDSCs	$195	$0	$1,187
	CDSC amount retained	$195	$0	$1,187

DWGF	Total commissions (A shares)	$373,952	$199,042	$67,630
	Commission amount retained	$64,989	$48,946	$31,648
	Total CDSCs	$6,172	$9,865	$9,394
	CDSC amount retained	$6,172	$9,865	$9,394

DNYAFMBF	Total commissions (A shares)	$212,894	$148,778	$8,504
	Commission amount retained	$16,739	$18,503	$5,006
	Total CDSCs	$13,280	$466	$64
	CDSC amount retained	$13,280	$466	$64

The amounts paid by each fund to the Distributor under the fund's Plan or Plans, as applicable, for services described in Part II of this SAI under "Distribution Plans, Service Plans and Shareholder Services Plans" for the fund's last fiscal year were as follows:

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking In Effect	Total Amount

DAF	Shareholder Services Plan	Investor Shares	$12,146,264	N/A	N/A	$12,146,264

DBMMF	Shareholder Services Plan	N/A	$285,067	N/A	N/A	$285,067

DMBOF	Distribution Plan	Class C	$96,939	N/A	N/A	$96,939
	Shareholder Services Plan	Class A	$589,608	N/A	N/A	$589,608
		Class C	$32,313	N/A	N/A	$32,313
		Class Z	$506,202	N/A	N/A	$506,202

DNYAFMBF	Distribution Plan	Class C	$170,297	N/A	N/A	$170,297
	Shareholder Services Plan	Class A	$957,299	N/A	N/A	$957,299
		Class C	$56,765	N/A	N/A	$56,765

DWGF	Distribution Plan	Class C	$506,408	N/A	N/A	$506,408
	Shareholder Services Plan	Class A	$1,166,277	N/A	N/A	$1,166,277
		Class C	$168,803	N/A	N/A	$168,803

DCTF	Distribution Plan	Class C	$124,235	N/A	N/A	$124,235
	Shareholder Services Plan	Class A	$594,310	N/A	N/A	$594,310
		Class C	$41,412	N/A	N/A	$41,412
		Class Z	$46,780	N/A	N/A	$46,780

DMAF	Distribution Plan	Class C	$31,783	N/A	N/A	$31,783
	Shareholder Services Plan	Class A	$101,657	N/A	N/A	$101,657
		Class C	$10,594	N/A	N/A	$10,594
		Class Z	$79,106	N/A	N/A	$79,106

DPAF	Distribution Plan	Class C	$41,895	N/A	N/A	$41,895

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking In Effect	Total Amount

	Shareholder Services Plan	Class A	$331,853	N/A	N/A	$331,853
		Class C	$13,965	N/A	N/A	$13,965
		Class Z	$25,259	N/A	N/A	$25,259

GCMMMF	Distribution Plan	Class B	$102,136	$9,549	N/A	$111,685
	Shareholder Services Plan	Class A	$78,238	N/A	N/A	$78,238
		Class B	$127,669	N/A	$58,474	$69,195

GGSMMF	Service Plan	Class A	$146,820	$3,181	N/A	$150,001
	Distribution Plan	Class B	$2,428,606	$58,873	N/A	$2,487,479
	Shareholder Services Plan	Class A	$32,539	N/A	N/A	$32,539
		Class B	$3,035,758	N/A	$78,968	$2,956,790

GTPMMF	Service Plan	Class A	$200,285	$2,554	N/A	$202,839
	Distribution Plan	Class B	$4,524,276	$64,674	N/A	$4,588,950
	Shareholder Services Plan	Class A	$5,615	N/A	N/A	$5,615
		Class B	$5,655,345	N/A	$53,550	$5,601,795

GMMF	Service Plan	Class A	$3,591,637	$83,325	N/A	$3,674,962
	Distribution Plan	Class B	$25,291,799	$588,453	N/A	$25,880,252
	Shareholder Services Plan	Class A	$99,024	N/A	N/A	$99,024
		Class B	$31,614,748	N/A	$823,463	$30,791,285

GMMMF	Distribution Plan	Class B	$1,503,305	$33,280	N/A	$1,536,585
	Shareholder Services Plan	Class A	$25,721	N/A	N/A	$25,721
		Class B	$1,879,131	N/A	N/A	$1,879,131

GNYMMMF	Distribution Plan	Class B	$282,595	$14,115	N/A	$296,710

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking In Effect	Total Amount

	Shareholder Services Plan	Class A	$97,212	N/A	N/A	$97,212
		Class B	$353,244	N/A	N/A	$353,244

OFFERING PRICE
(Class A shares only)

Set forth below is an example of the method of computing the offering price of each fund's Class A shares, if applicable. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the fund's prospectus at a price based upon the NAV of a Class A share at the close of business on the last business day of the fund's last fiscal year. Certain purchases are not subject to a sales charge or are subject to a different sales charge than the one shown below. See the prospectus and "How to Buy Shares" in Part II of this SAI.

Fund	NAV Per Share	Sales Charge as a Percentage of Offering Price and NAV Per Share	Per Share Sales Charge	Per Share Offering Price to Public

DMBOF	$13.16	4.50% of offering price (4.70% of NAV per share)	$0.62	$13.78
DNYAFMBF	$14.29	4.50% of offering price (4.70% of NAV per share)	$0.67	$14.96
DWGF	$51.69	5.75% of offering price (6.10% of NAV per share)	$3.15	$54.84
DCTF	$12.39	4.50% of offering price (4.70% of NAV per share)	$0.58	$12.97
DMAF	$12.11	4.50% of offering price (4.70% of NAV per share)	$0.57	$12.68
DPAF	$16.88	4.50% of offering price (4.70% of NAV per share)	$0.80	$17.68

RATINGS OF MUNICIPAL BONDS

The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Bonds was as follows:

Fitch	Moody's	S&P	DMBOF[1]	DNYAFMBF[2]	DCTF[3]	DMAF[4]	DPAF[5]
AAA	Aaa	AAA	15.5%	13.8%	7.7%	15.0%	4.5%
AA	Aa	AA	33.4%	46.7%	44.6%	46.3%	50.0%
A	A	A	34.2%	26.6%	19.3%	14.9%	24.6%
BBB	Baa	BBB	7.8%	9.1%	22.9%	18.1%	17.9%
BB	Ba	BB	1.6%	1.5%	2.7%	0.1%	1.0%
B	B	B	2.6%	0.7%	-	-	-
CCC	Caa	CCC	-	-	-	-	-
F-1	MIG 1/P-1	SP-1/A-1	0.3%	1.4%	0.5%	1.0%	0.6%
Not Rated	Not Rated	Not Rated	4.6%	0.2%	2.3%	4.6%	1.4%
Total			100.0%	100.0%	100.0%	100.0%	100.0%

1  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (1.8%); A/A (0.7%); BBB/Baa (0.9%) and BB/Ba (1.2%).

2  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (0.2%).

3  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (0.4%); A/A (1.8%) and BBB/Baa (0.1%).

4  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (1.8%) and BBB/Baa (2.8%).

5  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (0.1%); BBB/Baa (0.6%) and BB/Ba (0.7%).

RATINGS OF MUNICIPAL OBLIGATIONS
(money market funds)

The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Obligations was as follows:

Fitch	Moody's	S&P	GCMMMF	GMMMF	GNYMMMF
F-1+/F-1	VMIG 1/MIG 1, P-1	SP1+/SP1, A1+/A1	96.6%	92.1%	64.5%
F-2+F-2	VMIG 2/MIG 2, P-2	SP2+/SP2	2.4%	1.3%	15.3%
AAA/AA	Aaa/Aa	AAA/AA	0.5%	5.1%	3.0%
Not Rated	Not Rated	Not Rated	0.5%[1]	1.5%[1]	17.2%[1]
Total			100.0%	100.0%	100.0%

1  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the VMIG 1/MIG 1 or SP1+/SP1 rating categories.

SECURITIES OF REGULAR BROKERS OR DEALERS

A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of the end of its last fiscal year:

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DAF	J.P. Morgan Securities Inc.	$108,096,000

DBMMF	Deutsche Bank Securities Inc.	$59,995,000
	RBC Capital Markets Corp.	$50,000,000
	RBS Securities Inc.	$30,000,000
	Barclays Capital Inc.	$15,995,000

DMBOF	N/A	N/A

DNYAFMBF	N/A	N/A

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DWGF	J.P. Morgan Securities Inc.	$5,417,000

DSMBF	N/A	N/A

GCMMMF	N/A	N/A

GGSMMF	Barclays Capital Inc.	$160,000,000
	Bank of Nova Scotia	$150,000,000
	Credit Agricole Cheuvreux North America, Inc.	$100,000,000
	Morgan Stanley	$80,000,000
	Goldman, Sachs & Co.	$75,000,000
	HSBC Securities (USA) Inc.	$50,000,000

GTPMMF	N/A	N/A

GMMF	Cowen & Company, LLC	$600,000,000
	BNP Paribas Prime Brokerage Inc.	$165,000,000
	Lloyds Securities Inc.	$148,000,000

GMMMF	N/A	N/A

GNYMMMF	N/A	N/A

COMMISSIONS

The aggregate amounts of commissions paid by each fund for brokerage commissions and spreads or concessions on principal transactions (none of which were paid to affiliates) for its last three fiscal years were as follows:

Fund	2013 Fiscal Year		2012 Fiscal Year		2011 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

DBMMF	-	-	-	-	-	-
DMBOF	$608	-	-	-	-	-
DCTF	-	-	-	-	-	-
DMAF	-	-	-	-	-	-
DPAF	-	-	-	-	-	-
DWGF	$24,508	-	$24,178	-	$62,407	-
DNYAFMBF	-	-	-	-	-	-
GCMMMF	-	-	-	-	-	-
GGSMMF	-	-	-	-	-	-
GTPMMF	-	-	-	-	-	-
GMMF	-	-	-	-	-	-
GMMMF	-	-	-	-	-	-
GNYMMMF	-	-	-	-	-	-

Fund	2012 Fiscal Year		2011 Fiscal Year		2010 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

DAF	$455,302	-	$340,903	-	$802,711	-

The following table provides an explanation of any material difference in the commissions or spreads/concessions paid by a fund in either of the two fiscal years preceding the last fiscal year.

Fund	Reason for Any Material Difference in Commissions or Spreads/Concessions

DAF	The fund experienced an increase in trading in 2012.
DBMMF	N/A
DMBOF	N/A
DNYAFMBF	N/A
DWGF	The fund experienced a decrease in trading and portfolio turnover in 2012 and 2013 from that in 2011.
DCTF	N/A
DMAF	N/A
DPAF	N/A
GCMMMF	N/A
GGSMMF	N/A
GTPMMF	N/A
GMMF	N/A
GMMMF	N/A
GNYMMMF	N/A

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions and concessions related to such transactions were as follows:

Fund	Transactions	Related Commissions/Concessions

DAF	$15,621,000	$455,274
DBMMF	N/A	N/A
DMBOF	N/A	N/A
DNYAFMBF	N/A	N/A
DWGF	$44,461,957	$24,508
DCTF	N/A	N/A
DMAF	N/A	N/A
DPAF	N/A	N/A
GCMMMF	N/A	N/A
GGSMMF	N/A	N/A
GTPMMF	N/A	N/A
GMMF	N/A	N/A
GMMMF	N/A	N/A
GNYMMMF	N/A	N/A

PORTFOLIO TURNOVER VARIATION
(not applicable to money market funds)

Each fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus. The following table provides an explanation of any significant variation in a fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

DAF	N/A
DMBOF	N/A
DNYAFMBF	N/A
DWGF	N/A
DCTF	N/A
DMAF	N/A
DPAF	N/A

SHARE OWNERSHIP

The following persons are known by each fund to own of record 5% or more of the indicated class of the fund's outstanding voting securities. A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund. All information for a fund is as of the date indicated for the first listed class.

Date	Fund	Class	Name & Address	Percent Owned

August 1, 2013	DCTF	Class A	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn. Fund Administration 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	9.62%
			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	6.51%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.14%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn. Fund Administration 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	16.11%

			LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	15.91%

			National Financial Services LLC For Exclusive Benefit of its Customers Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	12.78%

Date	Fund	Class	Name & Address	Percent Owned

			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Brooklyn, NY 11245-001	12.15%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	6.63%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.95%

		Class I	SEI Private Tr. Co. c/o Mellon Bank Attn. Mutual Fund Administrator 1 Freedom Valley Drive Oaks, PA 19456-9989	38.44%

			LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	23.28%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	20.09%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn. Fund Administration 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	11.70%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	5.54%

		Class Z	Charles Schwab & Co. Inc. Reinvestment Account Attn. Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	7.16%

Date	Fund	Class	Name & Address	Percent Owned

August 15, 2012	DMAF	Class A	National Financial Services LLC For Exclusive Benefit of its Customers Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	11.08%

			JLSE M. Lohrer Trustee The JLSE M. Lohrer Trust UA dtd 7/25/05 Carlisle, MA	9.86%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.23%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	6.89%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	6.57%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn. Fund Administration 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	60.05%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	11.44%

			American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440-9446	7.52%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 0731	7.19%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.85%

Date	Fund	Class	Name & Address	Percent Owned

		Class Z	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	8.49%

			Charles Schwab & Co., Inc. Reinvestment Account Attn. Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4151	6.97%

August 1, 2013	DPAF	Class A	National Financial Services LLC For Exclusive Benefit of its Customers Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	14.86%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	10.50%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	8.61%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.34%

		Class C	First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	36.93%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn. Fund Administration 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	12.60%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	10.33%

Date	Fund	Class	Name & Address	Percent Owned

			American Enterprise Investment Services 2003Ameriprise Financial Center Minneapolis, MN 55474-0020	6.56%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	5.90%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.36%

		Class Z	National Financial Services LLC For Exclusive Benefit of its Customers Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	26.04%

			Charles Schwab & Co. Inc. Reinvestment Account Attn. Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4151	8.34%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.45%

August 1, 2013	DMBOF	Class A	First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	9.13%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.68%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn. Fund Administration 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	6.61%

Date	Fund	Class	Name & Address	Percent Owned

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	6.38%

			Morgan Stanley &Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	6.10%

		Class C	First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	20.33%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attn. Fund Administration 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	18.63%

			National Financial Services LLC For Exclusive Benefit of its Customers Attn: Mutual Fund Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	11.72%

			American Enterprise Investment Services 2003Ameriprise Financial Center Minneapolis, MN 55474-0020	10.90%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.51%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	8.16%

		Class Z	Charles Schwab and Company Inc. 101 Montgomery Street San Francisco, CA 94104-4151	5.24%

June 3, 2013	DBMMF	N/A	N/A

Date	Fund	Class	Name & Address	Percent Owned

June 3, 2013	DAF	Investor Shares	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9453	19.29%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of Its Customers Attn. Fund Administration 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	17.92%

			National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	9.35%

			Charles Schwab & Company, Inc. 101 Montgomery Street San Francisco, CA 94104-4151	5.91%

		Class Y	N/A

March 11, 2014	DNYAFMBF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.30%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103	5.97%

		Class C	First Clearing, LLC 2801 Market Street St. Louis, MO 63103	21.91%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated for the Sole Benefit of its Customers 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	16.07%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	17.66%

Date	Fund	Class	Name & Address	Percent Owned

			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Brooklyn, NY 11245-0001	10.09%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	11.68%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	9.23%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.52%

		Class I	First Clearing, LLC 2801 Market Street St. Louis, MO 63103	12.81%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated for the Sole Benefit of its Customers 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	21.37%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	43.69%

			Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery St. # Dept. San Francisco, CA 94104-4151	8.01%

			Pershing LLC P.O. 2052 Jersey City, NJ 07303-2052	7.72%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	100.00%

Date	Fund	Class	Name & Address	Percent Owned

March 11, 2014	GCMMMF	Class A	Boston & Co. 3 Mellon Bank Center Pittsburgh, PA 15259-0001	18.71%
			Pershing LLC P.O. Box 2052 7th Floor Jersey City, NJ 07303-2052	16.61%

			First Republic Bank Investment Division 111 Pine Street San Francisco, CA 94111-5628	11.95%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	10.68%

			Wells Fargo Bank N.A. 733 Marquette Avenue Minneapolis, MN 55402-2309	6.57%

		Class B	Stifel, Nicolaus & Co., Inc. For the Exclusive Benefit of Customers 500 North Broadway St. Louis, MO 63102-2110	61.49%

			D.A. Davidson for the Exclusive Benefit of Customers P.O. Box 5105 Great Falls, MT 59403-5015	29.66%

			Pershing LLC Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	6.73%

March 11, 2014	GGSMMF	Class A	The Bank of New York Mellon As Agent for Reformed Church in America 4500 60th Street SE Grand Rapids, MI 49512-9685	14.37%

Date	Fund	Class	Name & Address	Percent Owned

		Class B	Stifel Nicolaus & Co. Inc. for the Exclusive Benefit of Customers 500 N. Broadway St. Louis, MO 63102-2110	46.89%

			Robert W. Baird & Co. Inc. Omnibus Account for the Exclusive Benefit of Customers P.O. Box 672 Milwaukee, WI 53201-0672	13.51%

			Pershing LLC Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	13.78%

			Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103-2713	8.91%

			SWS Securities, Inc. 1201 Elm Street Dallas, TX 75270-2180	6.50%

			D.A. Davidson & Co. for the Exclusive Benefit of Customers P.O. Box 5015 Great Falls, MT 59403-5015	5.08%

March 11, 2014	GTPMMF	Class A	D.A. Davidson & Co. for the Exclusive Benefit of Customers P.O. Box 5015 Great Falls, MT 59403-5015	65.97%

			E Trade Clearing LLC Mutual Fund Department 10911 White Rock Road Rancho Cordova, CA 95670-6029	19.03%

		Class B	Pershing LLC Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	30.84%

Date	Fund	Class	Name & Address	Percent Owned

			Stifel Nicolaus & Co. Inc. One Financial Plaza 501 North Broadway St. Louis, MO 63102-2188	32.79%

			Robert W. Baird & Co. Omnibus Account for the Exclusive Benefit of Customers P.O. Box 672 Milwaukee, WI 53201-0672	5.71%

			D.A. Davidson & Co. for the Exclusive Benefit of Customers P.O. Box 5015 Great Falls, MT 59403-5015	8.91%

			Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103-2713	5.57%

March 11, 2014	GMMF	Class A	American Enterprise Investment Services, Inc. P.O. Box 9446 Minneapolis, MN 55440-9446	51.95%

			Robert W. Baird & Co. 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	32.68%

		Class B	Stifel Nicolaus & Co. Inc. for the Exclusive Benefit of Customers 500 N. Broadway St. Louis, MO 63102-2110	32.62%

			Pershing LLC Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	32.42%

			Robert W. Baird & Co. Omnibus Account for the Exclusive Benefit of Customers P.O. Box 672 Milwaukee, WI 53201-0672	16.80%

Date	Fund	Class	Name & Address	Percent Owned

			SWS Securities, Inc. 1201 Elm Street Dallas, TX 75270-2002	9.45%

March 11, 2014	GMMMF	Class A	Pershing LLC Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	74.49%

			Maria Eugenia Maury & Karina Palma New York, NY	5.10%

		Class B	Pershing LLC Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	37.25%

			Stifel Nicolaus & Co., Inc. For the Exclusive Benefit of Customers 500 N. Broadway St. Louis, MO 63102-2110	35.34%

			Robert W. Baird & Co. Omnibus Account for the Exclusive Benefit of Customers P.O. Box 672 Milwaukee, WI 53201-0672	14.07%

			Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103-2713	6.53%

March 11, 2014	GNYMMMF	Class A	Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	12.66%

			Pershing LLC P.O. Box 2052 7th Floor Jersey City, NY 07303-2052	11.76%

Date	Fund	Class	Name & Address	Percent Owned

		Class B	Stifel Nicolaus & Co., Inc. for the Exclusive Benefit of Customers 500 North Broadway St. Louis, MO 63102-2110	48.75%

			Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103-2713	27.07%

			Pershing LLC Cash Management Services One Pershing Plaza Harborside III, 6th Floor Jersey City, NJ 07399-0001	16.91%

February 5, 2014	DWGF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.06%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	8.85%

			Merrill Lynch, Pierce, Fenner & Smith, Incorporated 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	9.73%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	7.12%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	5.91%

		Class C	Merrill Lynch, Pierce, Fenner & Smith, Incorporated 4800 Deer Lake Drive East, 3F Jacksonville, FL 32246-6484	26.20%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	12.34%

Date	Fund	Class	Name & Address	Percent Owned

			Morgan Stanley &Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	9.49%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	8.23

			National Financial Services LLC Attn. Mutual Funds Department 4F 400 Washington Boulevard. Jersey City, NJ 07303	5.66%

		Class I	State Street Bank & Trust As TTEE FBO Westinghouse Electric Co. Savings Plan 801 Pennsylvania Avenue Kansas City, MO 64105-1307	21.21%

			National Financial Services LLC Attn. Mutual Funds Department 4F 400 Washington Boulevard Jersey City, NJ 07303	19.01%
			Morgan Stanley &Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	11.48%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	6.78%

			Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	13.93%

			Fidelity Investments Institutional 100 Magellan Way (KWIC) Covington, KY 41015-1999	9.50%

			Merrill Lynch, Pierce, Fenner & Smith, Incorporated 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	7.05%

Date	Fund	Class	Name & Address	Percent Owned

		Class Y	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Drive, Suite 102 Newark, DE 19711	100.00%

PART II

HOW TO BUY SHARES

See "Additional Information About How to Buy Shares" in Part III of this SAI for general information about the purchase of fund shares.

Investment Minimums

The minimum initial investment in Dreyfus Appreciation Fund and each General Fund is $1,000 if you are a client of a Service Agent which maintains an omnibus account in the fund and has made an aggregate initial purchase in the fund for its customers of $2,500.

The minimum initial investment for each fund, except Dreyfus BASIC Money Market Fund, is $1,000 for full-time or part-time employees of the Manager or any of its affiliates, directors of the Manager, board members of a fund advised by the Manager, or the spouse or minor child of any of the foregoing, and $50 for full-time or part-time employees of the Manager or any of its affiliates who elect to have a portion of their pay directly deposited into their fund accounts.

The minimum initial investment in Dreyfus BASIC Money Market Fund is $10,000 for an account established with the cash proceeds from an investor's exercise of employment-related stock options, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options.

Shares of each fund, except Dreyfus BASIC Money Market Fund and the Class B shares of each General Fund, are offered without regard to the minimum initial investment requirements to fund board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund.

Shares of each fund, except Dreyfus BASIC Money Market Fund, are offered without regard to the minimum initial or subsequent investment requirements to investors purchasing fund shares through wrap fee accounts or other fee based programs.

Dreyfus Appreciation Fund, Dreyfus Worldwide Growth Fund, General Government Securities Money Market Fund and General Money Market Fund. The fund reserves the right to offer fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the fund.

Reopening an Account

Dreyfus BASIC Money Market Fund. You may reopen an account in the fund with a minimum investment of $10,000 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Dreyfus TeleTransfer Privilege

General Funds. The ability to purchase shares online pursuant to the Dreyfus TeleTransfer Privilege is not available to Class B shares of the funds.

Information Regarding the Offering of Share Classes

The share classes of each fund with more than one class are offered as described in the relevant fund's prospectus and as follows:

On March 13, 2012, outstanding Class B shares of Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Pennsylvania Fund and Dreyfus Worldwide Growth Fund converted to Class A shares.

Dreyfus Worldwide Growth Fund offered Class T shares prior to February 4, 2009.

Class A shares of Dreyfus Worldwide Growth Fund may be purchased at net asset value without a sales load if a shareholder was a holder of shares of Dreyfus Global Growth Fund and received Class A shares of Dreyfus Worldwide Growth Fund on August 28, 2002 as part of the combination of the two funds. The sales load waiver does not apply to accounts opened after August 28, 2002.

Holders of Class I shares of Dreyfus Worldwide Growth Fund who have held their shares since June 5, 2003 may continue to purchase Class I shares of the fund for their existing accounts whether or not they would otherwise be eligible to do so.

Certain broker-dealers and other financial institutions maintaining accounts with (a) Dreyfus Connecticut Intermediate Municipal Bond Fund, (b) Dreyfus Massachusetts Intermediate Municipal Bond Fund or Dreyfus Massachusetts Tax Exempt Bond Fund, (c) Dreyfus Pennsylvania Intermediate Municipal Bond Fund, or (d) General Municipal Bond Fund, at the time of the reorganization of such fund, may open new accounts in Class Z of (a) Dreyfus Connecticut Fund, (b) Dreyfus Massachusetts Fund, (c) Dreyfus Pennsylvania Fund or (d) Dreyfus Municipal Bond Opportunity Fund, respectively, on behalf of qualified retirement plans and "wrap accounts" or similar programs. Class Z shares generally are not available for new accounts.

HOW TO REDEEM SHARES

See "Additional Information About How to Redeem Shares" in Part III of this SAI for general information about the redemption of fund shares.

Fund	Services*
Dreyfus Appreciation Fund	Dreyfus TeleTransfer Privilege Wire Redemption Privilege
Dreyfus BASIC Money Market Fund	Checkwriting Privilege Dreyfus TeleTransfer Privilege Wire Redemption Privilege

General California Municipal Money Market Fund
General Government Securities Money Market Fund
General Money Market Fund
General Municipal Money Market Fund
General New York Municipal Money Market Fund
General Treasury Prime Money Market Fund

Checkwriting Privilege Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Wire Redemption Privilege
Dreyfus Municipal Bond Opportunity Fund Dreyfus New York AMT-Free Municipal Bond Fund Dreyfus Connecticut Fund Dreyfus Massachusetts Fund Dreyfus Pennsylvania Fund	Checkwriting Privilege (Class A and Z shares only) Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
Dreyfus Worldwide Growth Fund	Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege

__________________

* Institutional Direct accounts are not eligible for online services.

Transaction Fees

Dreyfus BASIC Money Market Fund. Because charges may apply to redemptions and exchanges of fund shares in accounts with balances of less than $50,000 at the time of the transaction, the fund may not be an appropriate investment for an investor who does not maintain a $50,000 balance and intends to engage frequently in such transactions. If your account balance is less than $50,000 on the business day immediately preceding the effective date of such transaction, you will be charged $5.00 when you redeem all shares in your account or your account is otherwise closed out. The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of the fund or to wire or Dreyfus TeleTransfer redemptions, for each of which a $5.00 fee applies if your account balance is less than $50,000. Additionally, if your account balance is less than $50,000, you will be charged a $2.00 fee for each redemption check drawn on the account.

Checkwriting Privilege

Dreyfus BASIC Money Market Fund. Redemption checks may be made payable to the order of any person in the amount of $500 or more. When a check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of shares in your account to cover the amount of the check, and the $2.00 charge described above in "Transaction Fees" and in the fund's prospectus if applicable.

Wire Redemption Privilege

Dreyfus BASIC Money Market Fund. The redemption proceeds minimum is $5,000 per day.

General Funds.  By using the Wire Redemption Privilege, you authorize the fund and the Transfer Agent to act on telephone (including over the Dreyfus Express voice response system), letter or, with respect to Class A shares of the fund, online redemption instructions, from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the fund or the Transfer Agent to be genuine.

Dreyfus TeleTransfer Privilege

Dreyfus BASIC Money Market Fund. The redemption proceeds minimum is $500.

General Funds. The ability to redeem shares online pursuant to the Dreyfus TeleTransfer Privilege is not available to Class B shares of the funds.

Redemption Through an Authorized Entity

General Funds. If an Authorized Entity transmits the redemption request so that it is received by the Transfer Agent or its designee by 3:00 p.m., Eastern time, General California Municipal Money Market Fund, General New York Municipal Money Market Fund, General Municipal Money Market Fund and General Treasury Prime Money Market Fund or by 5:00 p.m. Eastern time, with respect to General Government Securities Money Market Fund and General Money Market Fund, on a business day, the proceeds of the redemption ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. If a redemption request is received after such time, but by 8:00 p.m., Eastern time, the redemption request will be effective on that day, the shares will receive the dividend declared on that day and the proceeds of redemption ordinarily will be transmitted in Federal Funds on the next business day. If a redemption request is received after 8:00 p.m., Eastern time, the redemption request is effective on the next business day.

SHAREHOLDER SERVICES

The following shareholder services apply to the funds. See "Additional Information About Shareholder Services" in Part III of this SAI for more information.

Fund	Services*

Dreyfus Worldwide Growth Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Letter of Intent
Corporate Pension/Profit-Sharing and Retirement Plans

General California Municipal Money Market Fund General Municipal Money Market Fund General New York Municipal Money Market Fund	Fund Exchanges Dreyfus Auto-Exchange Privilege Dreyfus Automatic Asset Builder® Dreyfus Government Direct Deposit Privilege Dreyfus Payroll Savings Plan Dreyfus Dividend Options Automatic Withdrawal Plan
General Government Securities Money Market Fund General Treasury Prime Money Market Fund General Money Market Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus Appreciation Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus New York AMT-Free Municipal Bond Fund Dreyfus Municipal Bond Opportunity Fund Dreyfus Connecticut Fund Dreyfus Massachusetts Fund Dreyfus Pennsylvania Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan†
Dreyfus Dividend Options
Automatic Withdrawal Plan
Letter of Intent

Dreyfus BASIC Money Market Fund	Fund Exchanges Dreyfus Dividend Options (Dreyfus Dividend Sweep only)

______________

* Class Y shares (offered by certain funds) only have the Fund Exchanges shareholder service, as described below. Institutional Direct accounts are not eligible for online services.

† Dreyfus Payroll Savings Plan is applicable to Class Z Shares only of Dreyfus Municipal Bond Opportunity Fund.

Fund Exchanges

General Funds. To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or, with respect to Class A shares of the funds, online. The ability to issue exchange instructions by telephone is given to shareholders of each fund automatically. By using this privilege, you authorize the fund and the Transfer Agent to act on telephone and, with respect to Class A shares, online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the fund or the Transfer Agent to be genuine.

Dreyfus BASIC Money Market Fund. You will be charged a $5.00 fee for each exchange you make out of the fund. This fee will be deducted from your account and paid to the Transfer Agent; however the fund will waive this fee if the closing balance in the shareholder's account on the business day immediately preceding the effective date of such transaction is $50,000 or more.

DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS

The following Plans apply to the funds. See "Additional Information About Distribution Plans, Service Plans and Shareholder Services Plans" in Part III of this SAI for more information about the Plans.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
Dreyfus Worldwide Growth Fund	Class C	Distribution Plan (12b-1)

The fund pays the Distributor 0.75% for distributing these shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

	Class A Class C	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of these classes. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
Dreyfus Municipal Bond Opportunity Fund Dreyfus New York AMT-Free Municipal Bond Fund Dreyfus Connecticut Fund Dreyfus Massachusetts Fund Dreyfus Pennsylvania Fund	Class C	Distribution Plan (12b-1)

The fund pays the Distributor 0.75% for distributing these shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

Dreyfus Municipal Bond Opportunity Fund	Class A Class C Class Z	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of Class A and Class C shares, and pays the Distributor 0.20% for the provision of certain services to the shareholders of Class Z shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to certain Service Agents in respect of these services.

Dreyfus Connecticut Fund Dreyfus Massachusetts Fund Dreyfus Pennsylvania Fund Dreyfus New York AMT-Free Municipal Bond Fund	Class A Class C	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of these classes. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
Dreyfus Connecticut Fund Dreyfus Massachusetts Fund Dreyfus Pennsylvania Fund	Class Z	Shareholder Services Plan (servicing)

The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing personal services and/or maintaining shareholder accounts; these services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

General Government Securities Money Market Fund General Money Market Fund General Treasury Prime Money Market Fund	Class A	Service Plan (12b-1 and servicing)

The fund pays the Distributor 0.20% for distributing these shares, servicing shareholder accounts and advertising and marketing. The Distributor may pay one or more Service Agents in respect of shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record. Pursuant to the Plan, Class A shares bear (i) the costs of preparing, printing and distributing prospectuses and SAIs used other than for regulatory purposes or distribution to existing shareholders, and (ii) the costs associated with implementing and operating the Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the fund the greater of $100,000 or .005%.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

General California Municipal Money Market Fund
General Government Securities Money Market Fund
General Money Market Fund
General Municipal Money Market Fund
General New York Municipal Money Market Fund
General Treasury Prime Money Market Fund

	Class A	Shareholder Services Plan (servicing)

The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing certain services to the holders of Class A shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

General California Municipal Money Market Fund
General Government Securities Money Market Fund
General Money Market Fund
General Municipal Money Market Fund
General New York Municipal Money Market Fund
General Treasury Prime Money Market Fund

	Class B	Distribution Plan (12b-1)

The fund reimburses the Distributor an amount not to exceed 0.20% for payments made to third parties for distributing Class B shares. The Distributor may make payments to one or more Service Agents in respect of distribution services for Class B shares, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Pursuant to the Plan, the fund bears (i) the costs of preparing, printing and distributing prospectuses and SAIs used other than for regulatory purposes or distribution to existing shareholders, and (ii) the costs associated with implementing and operating the Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the fund the greater of $100,000 or .005%.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

General California Municipal Money Market Fund
General Government Securities Money Market Fund
General Money Market Fund
General Municipal Money Market Fund
General New York Municipal Money Market Fund
General Treasury Prime Money Market Fund

	Class B	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the holders of Class B shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to Service Agents in respect of these services.

Dreyfus Appreciation Fund	N/A	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of the fund. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services and determines the amounts to be paid.

Dreyfus BASIC Money Market Fund	N/A	Shareholder Services Plan (servicing)

The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing personal services and/or maintaining shareholder accounts; these services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

*As applicable to the funds listed (not all funds have all classes shown).
**The parenthetical indicates whether the Plan is pursuant to Rule 12b-1 under the 1940 Act or is a type of servicing plan not adopted pursuant to Rule 12b-1.
***Amounts expressed as an annual rate as a percentage of the value of the average daily net assets attributable to the indicated class of fund shares or the fund, as applicable.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund. Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions"). See "Additional Information About  Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

Funds other than Money Market Funds

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[2]	High Yield and Lower-Rated Securities[3]	Zero Coupon Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
Dreyfus Appreciation Fund	✓	✓
Dreyfus Municipal Bond Opportunity Fund			✓	✓	✓(up to 30% of net assets)	✓(municipal securities only)
Dreyfus New York AMT-Free Municipal Bond Fund			✓	✓	✓(up to 30% of net assets)	✓(municipal securities only)
Dreyfus Connecticut Fund			✓	✓	✓(up to 30% of net assets)	✓(municipal securities only)
Dreyfus Massachusetts Fund			✓	✓	✓(up to 30% of net assets)	✓(municipal securities only)
Dreyfus Pennsylvania Fund			✓	✓	✓(up to 30% of net assets)	✓(municipal securities only)
Dreyfus Worldwide Growth Fund	✓	✓		✓	✓	✓

1 Includes common and preferred stock, convertible securities and warrants. Dreyfus Appreciation Fund is limited to investing up to 2% of its net assets in warrants, and Dreyfus Worldwide Growth Fund is limited to investing up to 5% of its net assets in warrants, except that as to each fund this limitation does not apply to warrants purchased by the fund that are sold in units with, or attached to, other securities.

2 For Dreyfus Municipal Bond Opportunity Fund and Dreyfus New York AMT-Free Municipal Bond Fund and each of Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund and Dreyfus Pennsylvania Fund (each, a "Dreyfus State Fund"), see "Money Market Instruments" below.

3 Except for Dreyfus Worldwide Growth Fund, municipal securities only.

Dreyfus Worldwide Growth Fund currently intends to invest less than 35% of its assets in high yield and lower-rated securities.

For each of Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Worldwide Growth Fund and the Dreyfus State Funds, the credit risk factors pertaining to lower-rated securities also apply to lower-rated zero coupon, pay-in-kind and step-up securities, in which the fund may invest up to 5% of its total assets.

Fund	Variable and Floating Rate Securities	Loans	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations
Dreyfus Appreciation Fund
Dreyfus Municipal Bond Opportunity Fund	✓	✓(municipal securities only)
Dreyfus New York AMT-Free Municipal Bond Fund	✓	✓(municipal securities only)
Dreyfus Connecticut Fund	✓	✓(municipal securities only)
Dreyfus Massachusetts Fund	✓	✓(municipal securities only)
Dreyfus Pennsylvania Fund	✓	✓(municipal securities only)
Dreyfus Worldwide Growth Fund

Fund	Municipal Securities	Funding Agreements	REITs	Money Market Instruments[4]	Foreign Securities	Emerging Markets	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
Dreyfus Appreciation Fund				✓	✓[5]		✓[6]

4 For Dreyfus Appreciation Fund only, includes short-term U.S. Government securities, bank obligations, repurchase agreements and commercial paper.

For Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund, (1) when the Adviser determines that adverse market conditions exist, the fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) the fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

For Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund and the Dreyfus State Funds, from time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. When Dreyfus Municipal Bond Opportunity Fund has adopted a temporary defensive position, including when acceptable Municipal Bonds are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from federal income tax. When Dreyfus New York AMT-Free Municipal Bond Fund has adopted a temporary defensive position, including when acceptable New York Municipal Bonds are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from New York State and New York City personal income taxes. When a Dreyfus State Fund has adopted a temporary defensive position, including when acceptable State Municipal Bonds are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from federal and, where applicable, State personal income taxes. Under normal market conditions, each fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

5 The fund may invest up to 10% of the value of its assets in securities of foreign governments and foreign companies which are not publicly traded in the United States.

6 The fund may invest in U.S. dollar-denominated ADRs and New York Shares only.

Fund	Municipal Securities	Funding Agreements	REITs	Money Market Instruments[4]	Foreign Securities	Emerging Markets	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
Dreyfus Municipal Bond Opportunity Fund	✓			✓
Dreyfus New York AMT-Free Municipal Bond Fund	✓			✓
Dreyfus Connecticut Fund	✓			✓
Dreyfus Massachusetts Fund	✓			✓
Dreyfus Pennsylvania Fund	✓			✓
Dreyfus Worldwide Growth Fund				✓	✓		✓

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange-Traded Notes	Futures Transactions	Options Transactions[7]
Dreyfus Appreciation Fund		✓				✓
Dreyfus Municipal Bond Opportunity Fund		✓			✓	✓
Dreyfus New York AMT-Free Municipal Bond Fund		✓			✓	✓
Dreyfus Connecticut Fund		✓			✓	✓
Dreyfus Massachusetts Fund		✓			✓	✓
Dreyfus Pennsylvania Fund		✓			✓	✓
Dreyfus Worldwide Growth Fund		✓

7 Dreyfus Appreciation Fund may only write (i.e., sell) covered call option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written and purchase call options and may not purchase put options.

Each of Dreyfus Municipal Bond Opportunity Fund and Dreyfus New York AMT-Free Municipal Bond Fund (1) is limited to investing 5% of its assets, represented by the premium paid, in the purchase of call and put options and (2) may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.

Fund	Swap Transactions	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments	Participatory Notes	Custodial Receipts
Dreyfus Appreciation Fund
Dreyfus Municipal Bond Opportunity Fund
Dreyfus New York AMT-Free Municipal Bond Fund
Dreyfus Connecticut Fund
Dreyfus Massachusetts Fund
Dreyfus Pennsylvania Fund
Dreyfus Worldwide Growth Fund

Fund	Foreign Currency Transactions	Commodities	Short-Selling[8]	Lending Portfolio Securities	Borrowing Money[9]
Dreyfus Appreciation Fund	✓			✓	✓
Dreyfus Municipal Bond Opportunity Fund			✓	✓	✓
Dreyfus New York AMT-Free Municipal Bond Fund			✓	✓	✓
Dreyfus Connecticut Fund			✓	✓	✓
Dreyfus Massachusetts Fund			✓	✓	✓
Dreyfus Pennsylvania Fund			✓	✓	✓
Dreyfus Worldwide Growth Fund	✓			✓	✓

8 Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund and the Dreyfus State Funds (1) will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets, (2) may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer, and (3) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.

9 Except for Dreyfus New York AMT-Free Municipal Bond Fund, each fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

Dreyfus New York AMT-Free Municipal Bond Fund may borrow from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

Fund	Borrowing Money for Leverage[9]	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Securities
Dreyfus Appreciation Fund					✓
Dreyfus Municipal Bond Opportunity Fund			✓		✓
Dreyfus New York AMT-Free Municipal Bond Fund			✓		✓
Dreyfus Connecticut Fund			✓		✓
Dreyfus Massachusetts Fund			✓		✓
Dreyfus Pennsylvania Fund			✓		✓
Dreyfus Worldwide Growth Fund			✓		✓

Money Market Funds

Fund	U.S. Government Securities[10]	Repurchase Agreements[10,11]	Bank Obligations[10,12]	Participation Interests	Floating and Variable Rate Obligations
Dreyfus BASIC Money Market Fund	✓	✓	✓	✓	✓
General California Municipal Money Market Fund	✓	✓	✓	✓(municipal securities only)	✓
General Government Securities Money Market Fund	✓	✓
General Money Market Fund	✓	✓	✓	✓	✓
General Municipal Money Market Fund	✓	✓	✓	✓(municipal securities only)	✓
General New York Municipal Money Market Fund	✓	✓	✓	✓(municipal securities only)	✓
General Treasury Prime Money Market Fund	✓

10 For General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund, see the definition of Money Fund Taxable Investments following this chart.

11 For Dreyfus BASIC Money Market Fund, General Government Securities Money Market Fund and General Money Market Fund, these repurchase agreements may be collateralized by securities other than U.S. Government securities, such as corporate bonds, asset-backed securities and privately-issued mortgage-related securities, of investment grade or below investment grade credit quality ("credit collateral"). For General Government Securities Money Market Fund, up to 20% of the value of the fund's net assets may consist of repurchase agreements collateralized by credit collateral.

12 Dreyfus BASIC Money Market Fund normally will invest at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

Fund	Asset-Backed Securities	Commercial Paper	Investment Companies	Municipal Securities	Foreign Securities
Dreyfus BASIC Money Market Fund	✓	✓	✓	✓[13]	✓
General California Municipal Money Market Fund		✓	✓	✓
General Government Securities Money Market Fund			✓
General Money Market Fund	✓	✓	✓		✓[14]
General Municipal Money Market Fund		✓	✓	✓
General New York Municipal Money Market Fund		✓	✓	✓
General Treasury Prime Money Market Fund			✓

13 The fund may invest in Municipal Obligations, the ratings of which correspond with the ratings of other permissible investments for the fund. The fund currently intends to invest no more than 25% of its total assets in Municipal Obligations; however, this percentage may be varied from time to time without shareholder approval.

14 General Money Market Fund may only invest in U.S. dollar denominated securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign subsidiaries and foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers.

Fund	Illiquid Securities	Borrowing Money[15]	Reverse Repurchase Agreements	Forward Commitments	Interfund Borrowing and Lending Program	Lending Portfolio Securities[16]
Dreyfus BASIC Money Market Fund	✓	✓	✓	✓	✓	✓
General California Municipal Money Market Fund	✓	✓		✓	✓
General Government Securities Money Market Fund	✓	✓			✓
General Money Market Fund	✓	✓			✓
General Municipal Money Market Fund	✓	✓		✓	✓
General New York Municipal Money Market Fund	✓	✓		✓	✓
General Treasury Prime Money Market Fund	✓	✓			✓

15 Dreyfus BASIC Money Market Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes; however, the fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund each currently intends to borrow money from banks for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

General Money Market Fund, General Government Securities Money Market Fund and General Treasury Prime Money Market Fund may borrow money from banks for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

16 Other than pursuant to the Interfund Borrowing and Lending Program.

For General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund, from time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Money Fund Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. When General California Municipal Money Market Fund or General New York Municipal Money Market Fund has adopted a temporary defensive position, including when acceptable California or New York Municipal Obligations, respectively, are unavailable for investment by the relevant fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from California or New York State and New York City income taxes, respectively. Under normal market conditions, each fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Money Fund Taxable Investments.

INVESTMENT RESTRICTIONS

"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.

Fundamental Policies

Except as may be otherwise disclosed in the prospectus, each fund's investment objective is a Fundamental Policy. For each of Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus Pennsylvania Fund, General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund, the fund's policy with respect to the investment of at least 80% of its net assets is a Fundamental Policy (see "Policies Related to Fund Names" below). Additionally, as a matter of Fundamental Policy, each fund, as indicated, may not:

1. Borrowing

Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund, Dreyfus Municipal Bond Opportunity Fund and Dreyfus Pennsylvania Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this Fundamental Policy.

General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Municipal Money Market Fund, General New York Municipal Money Market Fund and General Treasury Prime Money Market Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

Dreyfus BASIC Money Market Fund. Borrow money, except to the extent the fund maintains continuous asset coverage (that is, total borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.

Dreyfus New York AMT-Free Municipal Bond Fund. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the fund's total assets, the fund will not make any additional investments. Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

2. Commodities

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Invest in commodities, except that the fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

General Treasury Prime Money Market Fund.  Invest in commodities.

3. Issuer Diversification

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund.  Hold more than 10% of the outstanding voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

Dreyfus BASIC Money Market Fund. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested without regard to any such limitation.

General Money Market Fund. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the commercial paper of any one issuer. Notwithstanding the foregoing, to the extent required by the rules of the SEC, the fund will not invest more than 5% of its assets in the obligations of any one bank.

General Treasury Prime Money Market Fund. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the fund's total assets may be invested without regard to any such limitation. This restriction does not apply to the purchase of U.S. Government securities.

4. Industry Concentration

Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund and Dreyfus Pennsylvania Fund. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds  and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

Dreyfus Appreciation Fund. Concentrate its investments in any particular industry or industries, except that the fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the fund has adopted a defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, time deposits and certificates of deposit (including those issued by foreign branches of domestic banks), and bankers' acceptances.

Dreyfus BASIC Money Market Fund. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the fund may invest less than 25% of its assets in bank obligations.

Dreyfus Municipal Bond Opportunity Fund. Invest more than 15% of its assets in the obligations of any one bank for temporary defensive purposes, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the SEC, the fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the fund's total assets may be invested without regard to such limitation.

General Municipal Money Market Fund. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the SEC, the fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the fund's total assets may be invested without regard to such limitation.

Dreyfus Worldwide Growth Fund. Concentrate its investments in any particular industry or industries, except that the fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the fund has adopted a defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

General California Municipal Money Market Fund and General New York Municipal Money Market Fund. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest in the ultimate responsibility of companies within the same industry, are grouped together as an industry.

General Government Securities Money Market Fund.  Invest more than 25% of its assets in the securities of issuers in any industry, provided that there shall be no limitation on investments in obligations issued or guaranteed as to principal and interest by the U.S. Government.

General Money Market Fund. Invest less than 25% of its assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

General Municipal Money Market Fund. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Obligations and, for defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest in the ultimate responsibility of companies within the same industry, are grouped together as an industry.

General Treasury Prime Money Market Fund.  Invest more than 25% of its assets in the securities of issuers in any industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government.

5. Loans

Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund and Dreyfus Pennsylvania Fund. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to in this SAI in the fund's prospectus; however, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of the fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

General Government Securities Money Market Fund, General Money Market Fund and General Treasury Prime Money Market Fund.  Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Lend any security or make loans to others if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of qualified debt obligations and the entry into repurchase agreements.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus BASIC Money Market Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets), and except as otherwise permitted by interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

6. Margin; Short Sales

Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund and Dreyfus Pennsylvania Fund. Purchase securities on margin, but may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

General Treasury Prime Money Market Fund. Purchase or sell securities on margin.

General Government Securities Money Market Fund. Sell securities short or purchase securities on margin.

General Money Market Fund. Sell securities short.

7. Puts/Calls

General Government Securities Money Market Fund and General Money Market Fund. Write or purchase put or call options.

8. Real Estate

Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund and Dreyfus Pennsylvania Fund. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the fund from purchasing and selling futures contracts, including those relating to indices, and options on futures contracts or indices.

General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal  Obligations secured by real estate or interests therein.

Dreyfus Appreciation Fund, Dreyfus Worldwide Growth Fund and General Treasury Prime Money Market Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

Dreyfus BASIC Money Market Fund. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, except that the fund may purchase or sell futures contracts, including those relating to indices, and options on futures contracts or indices.

General Government Securities Money Market Fund. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

General Money Market Fund. Purchase or sell real estate investment trust securities, commodities, or oil and gas interests.

9. Senior Securities

Dreyfus Appreciation Fund and Dreyfus BASIC Money Market Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted by Fundamental Policy Nos. 1 and 8 and Nonfundamental Policy No. 2 may be deemed to give rise to a senior security.

Dreyfus Worldwide Growth Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted by Fundamental Policy Nos. 1 and 2 and Nonfundamental Policy No. 2 may be deemed to give rise to a senior security.

General Treasury Prime Money Market Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

10. Underwriting

Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund and Dreyfus Pennsylvania Fund. Underwrite the securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus Appreciation Fund, Dreyfus BASIC Money Market Fund, Dreyfus Worldwide Growth Fund and General Treasury Prime Money Market Fund. Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Act as underwriter of securities of other issuers, except (i) the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and (ii) to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

General Government Securities Money Market Fund and General Money Market Fund. Underwrite the securities of other issuers.

11. Investing for Control

Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Pennsylvania Fund, General Government Securities Money Market Fund and General Money Market Fund. Invest in companies for the purpose of exercising control.

12. Pledging Assets

Dreyfus New York AMT-Free Municipal Bond Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of the fund's assets.

General Money Market Fund. Pledge its assets, except in an amount up to 15% of the value of its total assets but only to secure borrowings for temporary or emergency purposes.

13. Other

Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund and Dreyfus Pennsylvania Fund. Purchase securities other than Municipal Bonds and Taxable Investments as those terms are defined in this SAI and in the fund's prospectus and those arising out of transactions in futures and options.

General Government Securities Money Market Fund. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, Municipal Bonds or industrial revenue bonds.

General Municipal Money Market Fund. Purchase more than 10% of the voting securities of any issuer. This restriction applies only with respect to 75% of the fund's total assets.

In addition to the Fundamental Policies described above, the following Fundamental Policy also applies to Dreyfus Appreciation Fund: The fund may invest, notwithstanding any other Policy (whether or not Fundamental), all of the Fund's assets in the securities of a single open-end management investment company with substantially the same investment objectives, fundamental policies and restrictions as the fund.

With respect to General California Municipal Money Market Fund, Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Pennsylvania Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund, for purposes of industry concentration determinations, municipal securities, where the payment of principal and interest for such securities is derived solely from a specific project, are grouped together as an "industry."

References to "commodities" or "commodity contracts" in the Fundamental Policies described above are to physical commodities or contracts in respect of physical commodities, typically natural resources or agricultural products, and are not intended to refer to instruments that are strictly financial in nature and are not related to the purchase or delivery of physical commodities.

Nonfundamental Policies

As a Nonfundamental Policy, which may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy, each fund, as indicated, may not:

1. Investing for Control

Dreyfus BASIC Money Market Fund, General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Invest in companies for the purpose of exercising control.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2. Pledging Assets

Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund, Dreyfus Municipal Bond Opportunity Fund and Dreyfus Pennsylvania Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of assets.

General California Municipal Money Market Fund, General New York Municipal Money Market Fund and General Treasury Prime Money Market Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

General Government Securities Money Market Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to facilitate engaging in repurchase agreement transactions.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

Dreyfus BASIC Money Market Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings; to facilitate engaging in repurchase agreement transactions; and to the extent related to the deposit of assets in escrow in connection with portfolio transactions, such as in connection with writing covered options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indices, and options on futures contracts or indices.

General Municipal Money Market Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and in connection with the purchase of securities on a when-issued or forward commitment basis.

3. Purchase Securities of Other Investment Companies

Dreyfus Appreciation Fund, Dreyfus BASIC Money Market Fund, Dreyfus Worldwide Growth Fund, General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund and Dreyfus Pennsylvania Fund. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

4. Illiquid Investments

Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund and Dreyfus Pennsylvania Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the fund's prospectus and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature described in the fund's prospectus on not more than seven days' notice if there is no secondary market), if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 5% of the value of the fund's net assets would be so invested.

Dreyfus Municipal Bond Opportunity Fund and Dreyfus New York AMT-Free Municipal Bond Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the fund's prospectus and floating and variable rate demand obligations as to which no secondary market exists and the fund cannot exercise the demand feature described in the fund's prospectus on less than seven days' notice), if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

Dreyfus BASIC Money Market Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the fund's net assets would be so invested.

General Treasury Prime Money Market Fund. Enter into repurchase agreements.

5. Margin; Short Sales

Dreyfus BASIC Money Market Fund, General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Sell securities short or purchase securities on margin.

6. Puts/Calls

Dreyfus BASIC Money Market Fund. Write or purchase put or call options or combinations thereof.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Purchase, sell or write puts, calls or combinations thereof, except as described in the fund's prospectus and this SAI.

7. Other

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. The fund may not purchase or retain the securities of any issuer if the officers or board members of the fund or the Advisers who own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the fund's investments in all such companies to exceed 5% of the value of its total assets.

Dreyfus BASIC Money Market Fund. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures (except through the purchase of debt obligations referred to in this SAI and in the prospectus).

General Money Market Fund. Invest in debt securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified municipal securities, and other money market instruments, except to the extent such investments meet the quality and maturity requirements under the 1940 Act that money markets must meet to be eligible investments for the fund, and are consistent with the fund's investment objective. Any such investment would be subject to prior disclosure in the fund's prospectus and SAI.

With respect to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act. With respect to the funds' policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of a fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund have adopted policies prohibiting them from operating as funds-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Policies Related to Fund Names

Each of the following funds invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes (for funds that may borrow for investment purposes), in the instruments described below (or, except for General Government Securities Money Market Fund, other instruments with similar economic characteristics). Each fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets (except for certain funds that have adopted such policy as a Fundamental Policy as indicated above).

Fund	Investment
Dreyfus Connecticut Fund Dreyfus Massachusetts Fund Dreyfus Pennsylvania Fund

Municipal Bonds of the state after which the fund is named, its political subdivisions and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes

Dreyfus Municipal Bond Opportunity Fund	Municipal Bonds
Dreyfus New York AMT-Free Municipal Bond Fund	New York Municipal Bonds
Dreyfus Worldwide Growth Fund	Common stocks
General California Municipal Money Market Fund	California Municipal Obligations
General Government Securities Money Market Fund

Securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements (including tri-party repurchase agreements) collateralized by such securities

General Municipal Money Market Fund	Municipal Obligations
General New York Municipal Money Market Fund	New York Municipal Obligations
General Treasury Prime Money Market Fund	U.S. Treasury securities

DIVIDENDS AND DISTRIBUTIONS

Dreyfus BASIC Money Market Fund, Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus Pennsylvania Fund, General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Municipal Money Market Fund, General New York Municipal Money Market Fund and General Treasury Prime Money Market Fund

Each fund ordinarily declares dividends from its net investment income on each business day, which is every day the NYSE or, with respect to General Government Securities Money Market Fund, General Money Market Fund and General Treasury Prime Money Market Fund only, the Transfer Agent is open for business. With respect to Dreyfus BASIC Money Market Fund, the fund ordinarily declares dividends from its net investment income on each business day, which is every day the NYSE and the Transfer Agent are open for business.

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE

Each fund is an open-end management investment company. Listed below are the forms of organization of each fund company, its corresponding fund series (if any), the dates of organization and each fund's subclassification as "diversified" or "non-diversified" under the 1940 Act. The fund companies (in bold) listed below are either Maryland corporations or Massachusetts business trusts. If one or more funds are listed in italics thereunder, then such fund company is a "series" company, and investments are made through, and shareholders invest in, the fund series shown. References in this SAI to a "fund" generally refer to the series of a series company; if no such funds are listed under a bold fund company name, then it is not organized as a series company and the term "fund" refers to such fund company.

Name	State of Organization	Date of Organization*	Diversification Classification

Dreyfus Appreciation Fund, Inc.	Maryland	July 30, 1980	Diversified
Dreyfus BASIC Money Market Fund, Inc.	Maryland	March 17, 1992	Diversified
Dreyfus Municipal Bond Opportunity Fund	Massachusetts	June 4, 1986	Diversified
Dreyfus New York AMT-Free Municipal Bond Fund	Massachusetts	June 4, 1986	Non-diversified
Dreyfus State Municipal Bond Funds	Massachusetts	October 29, 1986
Dreyfus Connecticut Fund			Non-diversified
Dreyfus Massachusetts Fund			Non-diversified
Dreyfus Pennsylvania Fund			Non-diversified
Dreyfus Premier Worldwide Growth Fund, Inc.	Maryland	February 5, 1993
Dreyfus Worldwide Growth Fund			Diversified
General California Municipal Money Market Fund	Massachusetts	September 19,1986	Non-diversified
General Government Securities Money Market Funds, Inc.	Maryland	April 8, 1982
General Government Securities Money Market Fund			Diversified
General Treasury Prime Money Market Fund			Diversified
General Money Market Fund, Inc.	Maryland	May 15, 1981	Diversified
General Municipal Money Market Funds, Inc.	Maryland	April 8, 1982
General Municipal Money Market Fund			Diversified
General New York Municipal Money Market Fund	Massachusetts	September 19, 1986	Non-diversified

*As a result of legal requirements relating to the formation of Massachusetts business trusts, there may have been a significant period of time between the dates of organization and commencement of operations for funds organized in this structure, during which time no business or other activities were conducted.

CERTAIN EXPENSE ARRANGEMENTS AND OTHER DISCLOSURES

Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Pennsylvania Fund and Dreyfus Worldwide Growth Fund

The Manager has agreed that if in any fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management or advisory fee, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Municipal Money Market Fund, General New York Municipal Money Market Fund and General Treasury Prime Money Market Fund

The Manager has agreed that if in any fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the average market value of the net assets of the fund for that fiscal year, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily and reconciled and effected or paid, as the case may be, on a monthly basis.

SUB-ACCOUNTING FEES

General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Municipal Money Market Fund, General New York Municipal Money Market Fund and General Treasury Prime Money Market Fund

Class B shares are charged directly for sub-accounting services provided by Service Agents at an annual rate of .05% of the value of the average daily net assets of Class B shares.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the funds, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the funds' prospectuses.

Ernst & Young LLP, 5 Times Square, New York, New York 10036-6530, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the specified state or states (each, the "State" or the "Commonwealth") and various local agencies available as of the date of this SAI. While the relevant fund(s) have not independently verified this information, the fund(s) have no reason to believe that such information is not correct in all material respects.

California

General Information

Economy. California's economy, the nation's largest and one of the largest and most diverse in the world, has major sectors in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. During the recent recession, which officially ended in 2009, the State experienced the most significant economic downturn since the Great Depression of the 1930s. Various economic indicators suggest that the national economy experienced a gradual expansion in 2012. As 2012 came to a close, however, uncertainty was building over domestic fiscal policies and global economic developments that tempered business investment. The effects of Hurricane Sandy also softened economic growth at the end of 2012. Following an annual growth rate of 1.1% in the first quarter of 2013, U.S. gross domestic product grew by 2.5% in the second quarter of 2013—the ninth consecutive quarter of growth. Inventory investment, residential investment and private fixed investment were the largest contributors to this growth. Retail sales grew 6.2% in 2011, 5.2% during in 2012 and 4.5% during the first eight months of 2013 compared to the same period in 2012.

The California economy continues to experience a gradual and broadening recovery. The State gained 674,400 jobs from September 2009 through December 2012. Continued growth in the high-technology sector, international trade and tourism are being supplemented by better residential construction and real estate conditions, but fiscally strapped local governments remain a drag on the recovery. Personal income increased in thirteen of the fifteen quarters through the second quarter of 2013, with decreases only in the fourth quarter of 2011 and the first quarter of 2013.

California's nonfarm payroll jobs grew by 334,500 between December 2011 and December 2012. During the first eight months of 2013, payroll jobs grew by 139,700, or by 17,463 jobs per month on average. The State unemployment rate reached a high of 12.4% in late 2010. The unemployment rate improved thereafter, falling to 8.9% in August 2013. In comparison, the national unemployment rate was 7.3% in August 2013.

After hitting a low of close to 200,000 units (seasonally-adjusted and annualized) in the middle of 2007, sales of existing single-family homes have rebounded to above 400,000 units annually. The State median sales price rose to $441,330 in August 2013, an increase of almost 30% over August 2012 (but still 24% below the pre-recession peak). California issued 58,000 residential building permits in 2012, 23.1% more than were issued in 2011. The number of California homes going into foreclosure dropped in the first quarter of 2013 to 18,567 before increasing in the second quarter to 25,747. This is well below the peak of 135,431 in the first quarter of 2009.

The California economy is expected to continue making steady progress. Industry employment is forecast to expand 2.1% and 2.4% in 2013 and 2014, respectively, and 2.5% growth is projected for 2015. Personal income is projected to grow 2.2% in 2013, 5.7% in 2014 and 5.3% in 2015. The California economic recovery has a solid base, however, and prospects for further improvement are good. There can be no assurances, however, that the State will not continue to face fiscal stress and cash pressures and that such circumstances will not become more difficult, or that other impacts of the current economic situation will not further materially adversely affect the financial condition of the State. Continuing uncertainty about the effects of federal policy actions and weak global growth are the most significant known risks at this point. Economic growth in Europe has slowed, which is adversely affecting U.S. exports. California's exposure to this risk, though, is less than the nation's as a whole. Pacific Rim economies, Japan and China in particular, are much more important to the California economy than are European economies. Another risk is that federal policy developments could further slow national economic growth. The federal government shutdown for sixteen days in early October 2013 is likely to have had a negative economic impact, but the exact scope is not known.

Population. California's 2012 population was 37.8 million residents, which represented 12% of the total United States population. The State's population is expected to reach 38.13 billion by July 2013 and 38.46 billion by July 2014. California's population is highly concentrated in metropolitan areas. As of July 1, 2011, the five-county Los Angeles area accounted for nearly half of the State's population, with over 18.0 million residents, and about one in five California residents lived in the nine-county San Francisco Bay area.

State Indebtedness and Other Obligations

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including Revenue Anticipation Notes ("RANs") and revenue anticipation warrants ("RAWs"). State agencies and authorities also can issue revenue obligations for which the State General Fund has no liability.

General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on such bonds shall be appropriated annually from the State General Fund and all debt service on general obligation bonds is paid from the State General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the State General Fund after the application of monies in the State General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of September 1, 2013, the State had outstanding approximately $79.37 billion aggregate principal amount of long-term general obligation bonds, of which $73.96 billion was payable primarily from the State General Fund and $5.41 billion was payable from other revenue sources. As of September 1, 2013, there were unused voter authorizations for the future issuance of approximately $30.98 billion of long-term general obligation bonds. Of this unissued amount, approximately $1.31 billion is for bonds payable from other revenue sources. As part of the 2012 Budget Act, the Legislature cancelled $32.659 million of unused bond authorizations.

A ballot measure is scheduled to be submitted to the voters at the statewide election in November 2014 (rescheduled from 2012) to approve the issuance of $11.14 billion in general obligation bonds for a wide variety of purposes relating to improvement of California's water supply systems, drought relief, and groundwater protection. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by a 2/3 vote of the Legislature or placed on the ballot through the initiative process.

The State is permitted to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. As of September 1, 2013, the State had outstanding approximately $3.28 billion in variable rate general obligation bonds (which includes a portion of the Economic Recovery Bonds ("ERBs") described below), representing about 4.1% of the State's total outstanding general obligation bonds as of that date.

Under State law, except for the ERBs and certain indexed floating rate bonds without credit enhancement, the State must pay the principal and interest of any general obligation bonds that are subject to optional or mandatory tender, and which are not remarketed or, if applicable, purchased by financial institutions which provide liquidity support. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds. The State has no auction rate bonds outstanding.

Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed outstanding upon authorization by the respective finance committees, whether or not such notes are actually issued. A total of approximately $1.65 billion principal amount of commercial paper is now authorized under agreements with various banks. A total of $587.63 million of commercial paper was outstanding as of September 1, 2013.

Bank Arrangements. In connection with the letters of credit or other credit facilities obtained by the State in connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. As of November 13, 2013, the State had a total par amount of $4.233 billion of bank arrangements available.

Lease-Revenue Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue borrowing. Under these arrangements, the State Public Works Board ("SPWB"), another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California ("UC") under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Certain of the lease-revenue financings are supported by special funds rather than the State General Fund. The State had approximately $11.78 billion in State General Fund-supported lease-revenue obligations outstanding as of September 1, 2013. The SPWB, which is authorized to sell lease-revenue bonds, had approximately $6.87 billion in authorized and unissued bonds as of September 1, 2013. The 2013 Budget Act includes the cancelation of authorization for some unissued bonds that are no longer needed.

The 2013 Budget Act also includes a provision allowing the UC to restructure SPWB lease-revenue bonds previously issued for projects for UC into its general revenue bond credit. On October 2, 2013, the UC issued general revenue bonds to refund all of the $2.39 billion aggregate principal amount of outstanding on such bonds.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the State General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the State General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $55.6 billion aggregate principal amount of revenue bonds and notes, which are non-recourse to the State General Fund outstanding as of June 30, 2013.

Build America Bonds. In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act in February 2009 ("ARRA"), which allowed municipal issuers such as the State to issue "Build America Bonds" ("BABs") for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but pursuant to ARRA the U.S. Treasury was to repay the issuer an amount equal to 35% of the interest cost on any BABs issued during 2009 and 2010. Between April 2009 and through December 2010, the State issued a significant amount of BABs, including $13.54 billion of general obligation bonds and $551 million of lease revenue bonds. The BAB subsidy payments from general obligation bonds are State General Fund revenues to the State, while subsidy payments for lease-revenue bonds are deposited into a fund which is made available to the SPWB for any lawful purpose. The aggregate amount of the subsidy payments to be received from Fiscal Year 2013-14 through the maturity of these bonds (mostly 20 to 30 years) is approximately $8.3 billion for the general obligation BABs and $283 million for the lease revenue BABs. Federal legislative proposals have been made from time to time which would provide for future issuance of BABs (although at lower subsidy rates), but none have been enacted into law.

The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government. As of July 1, 2013 the State has received all BABs cash subsidy payments to which it has been entitled, without offset.

Starting in March 1, 2013, the BAB subsidy payments were reduced as part of a government-wide "sequestration" of expenditures. The State was scheduled to receive about $367.4 million of BAB subsidy payments between October 1, 2012 and September 1, 2013 for its general obligation and SPWB lease-revenue BABs. Sequestration reductions resulted in a reduction of approximately $15.65 million from the State's general obligation and SPWB lease-revenue BAB subsidies through September 2013. If sequestration is implemented for all of Fiscal Year 2013-14, it would result in a reduction of approximately $27.53 million from the State's general obligation and SPWB lease-revenue

BAB subsidies through September 2014. None of the BAB subsidy payments are pledged to pay debt service, so this reduction would not affect the State's ability to pay all of its general obligation and lease revenue BABs on time, nor have any material impact on the State General Fund.

Economic Recovery Bonds. The California Economic Recovery Bond Act ("Proposition 57"), which was approved by voters at the Statewide primary election in March 2004, authorized the issuance of up to $15 billion of ERBs to finance the negative State General Fund reserve balance as of June 30, 2004 and other State General Fund obligations undertaken prior to that time. Repayment of the ERBs is secured by a pledge of revenues from a 1/4¢ increase in the State's sales and use tax that started July 1, 2004, but also is secured by the State's full faith and credit because the ERBs were approved by voters as general obligation bonds. The entire authorized amount of ERBs was issued in three sales, in May and June 2004, and in February 2008. No further ERBs can be issued under Proposition 57, except for refunding bonds. In 2009, the State issued refunding ERBs to restructure the program in response to a drop in taxable sales caused by the recent severe recession, and in 2011 for debt service savings.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus state property, and (iii) 50% of each annual deposit, up to $5 billion in the aggregate, of deposits in the Budget Stabilization Account ("BSA"). As of July 1, 2013, funds from these sources have been used for early retirement of approximately $8.94 billion of bonds during Fiscal Years 2005-06 through 2012-13, including $472 million which was transferred from the BSA in Fiscal Year 2006-07 and $1.023 billion transferred from the BSA in Fiscal Year 2007-08. The State accumulated approximately $451 million in excess special sales tax during the six month period ending July 1, 2013. The State will use these moneys to retire ERBs during the next year. An initial redemption of $150 million of ERBs occurred in August 2013.

Tobacco Settlement Revenue Bonds. In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers (the "PMs") for payment of approximately $25 billion (subject to adjustment) over 25 years. Under the MSA, half of the money will be paid to the State and half to local governments. Payments continue in perpetuity, but the specific amount to be received by the State and local governments is subject to adjustment under the MSA, including reduction of the PMs' payments for decreases in cigarette shipment volumes by the PMs, payments owed to certain previously settled states and certain other types of offsets.

In 2003, two separate sales of these assets financed with revenue bonds (the "2003 Bonds") produced about $4.75 billion in proceeds which were transferred to the State General Fund. In 2005 and 2007, the State refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.783 billion, which were also transferred to the State General Fund. This credit enhancement mechanism was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005 and 2013 (the "2005 Bonds" and the "2013 Bonds"). This credit enhancement mechanism only applies to the outstanding principal amount of approximately $2.7 billion of 2005 Bonds and 2013 Bonds.

One of the reserve funds relating to the 2005 Bonds was used to make required debt service interest payments on the 2005 Bonds in 2011 and 2012 in part due to the withholding related to the declining tobacco consumption and disputes over declining PM market share. The total amount of the draws was approximately $7.94 million. In April 2013, the reserve fund was replenished in full following the disbursements of the non-participating manufacturer settlement funds and receipt of the scheduled tobacco settlement revenues. As of July 1, 2013, the amount of the two reserve funds relating to the 2005 Bonds was approximately $246.4 million. If, in any future year tobacco settlement revenues are less than required debt service payments on the 2005 Bonds and 2013 Bonds in such year, additional draws on the reserve funds with respect to the 2005 Bonds and 2013 Bonds will be required. Future revenues in excess of debt service requirements, if any, will be used to replenish the reserve funds of the bonds. Although the State cannot predict the amount of future tobacco settlement revenues, if the current trends continue, the amount of tobacco settlement revenues may be insufficient to pay debt service on the 2005 Bonds and 2013 Bonds, and the Governor would be required to request an appropriation from the State General Fund. The Legislature, however, is not obligation to grant such a request.

Future Issuance Plans. Since 2006, a significant amount of new general obligation bonds, lease revenue bonds and Proposition 1A bonds have been authorized by voters and/or the Legislature. These authorizations led to a substantial increase in the amount of State General Fund-supported debt outstanding, from $44.85 billion as of July 1, 2006 to $86.33 billion as of September 1, 2013, while still leaving current authorized and unissued bonds of about $36.54 billion. In 2009 and 2010, over $35.07 billion of general obligation bonds, lease-revenue bonds and Proposition 1A bonds were sold.

Following the record bond issuance levels in calendar years 2009 and 2010, bond issuance for new money general obligation bonds has substantially decreased as departments work to manage their existing bond cash balances. In calendar years 2011 and 2012, $8.0 billion of new money general obligation and lease-revenue bonds were sold. In addition, $5.8 billion of refunding general obligation and lease-revenue bonds were sold. From January 1, 2013 through September 1, 2013, $3.09 billion of new money general obligation and lease-revenue bonds were sold, and $3.93 billion of refunding general obligation and lease-revenue bonds were sold. Based on estimates from the State Treasurer's office, approximately $4.96 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $2.34 billion of lease-revenue bonds will be issued in Fiscal Year 2013-14.

With the continued issuance of authorized but unissued new bond sales to occur in the future, the ratio of debt service on general obligation and lease-revenue supported by the State General Fund, to annual State General Fund revenues and transfers, can be expected to increase in future years. Based on the revenue estimates contained in the 2013 Budget Act and bond issuance estimates, the State General Fund debt ratio is estimated to equal approximately 7.72% in Fiscal Year 2013-14. The total offset for general obligation bond debt service is estimated to equal approximately $1.4 billion for Fiscal Year 2013-14, which will decrease the debt ratio to 6.4%.

Cash Flow Borrowings and Management. The majority of State General Fund revenues are received in the latter part of the State's fiscal year, whereas State General Fund expenditures occur more evenly throughout the fiscal year. The State's cash flow management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets. External borrowing is typically done with RANs that are payable not later than the last day of the fiscal year in which they are issued. The State has issued RANs in all but one fiscal year since the mid-1980s; such RANs have always been paid at maturity. RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any unapplied revenues in the State General Fund on their maturity date, subject to the prior application of such money in the State General Fund to pay certain priority payments in the general areas of education, general obligation debt service, State employee wages and benefits and other specified State General Fund reimbursements.

The State entered Fiscal Year 2012-13 in a stronger cash position than it had in some prior years. Timely enactment of the 2012 Budget Act allowed the State to carry out its regular cash management borrowing with RANs early in the year without the need for interim RANs for the first time in three years. The State issued $10 billion of RANs on August 23, 2012, which were all repaid when due. The State's cash management plan in Fiscal Year 2013-14 consists primarily of internal borrowing from special funds and issuance of RANs in the amount of $5.5 billion

The Department of Finance (the "DOF") reported that, based on agency cash receipts, tax receipts for June 2013 were $1.137 million (9.5%) above the 2013 Budget Act forecast. Personal income tax receipts were up $581 million, sales and use tax receipts were up $180 million and corporation tax receipts were up $387 million. Insurance gross premium tax receipts, however, were down $122 million. For Fiscal Year 2012-2013, total receipts were $2.01 billion (2.1%) above the prior forecast.

Ratings. The current ratings of the State's general obligation bonds are "A1" from Moody's, "A" from Fitch and "A" from S&P.

State Funds and Expenditures

The Budget and Appropriations Process. The State's fiscal year begins on July 1 and ends on June 30. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year. Under State law, the annual proposed budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the proposed budget, the Legislature takes up the proposal. The Balanced Budget Amendment ("Proposition 58"), which was approved by voters in March 2004, requires the

State to adopt and maintain a balanced budget and establish an additional reserve, and restricts future long-term deficit-related borrowing.

The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. Pursuant to Proposition 25, enacted on November 2, 2010, and effective immediately, the Budget Act (or other appropriation bills and "trailer bills" which are part of a budget package) must be approved by a majority vote of each House of the Legislature. (This was a reduction from a requirement for a two-thirds vote.) The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature. Appropriations also may be included in legislation other than the Budget Act. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. Funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

The State General Fund. The monies of the State are segregated into the State General Fund and over 1,000 other funds, including special, bond and trust funds. The State General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The State General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The State General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties. The Special Fund for Economic Uncertainties ("SFEU") is funded with State General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State to the State General Fund as necessary to meet cash needs of the State General Fund. The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the State General Fund. At the end of each fiscal year, the State is required to transfer from the SFEU to the State General Fund any amount necessary to eliminate any deficit in the State General Fund. In certain circumstances, monies in the SFEU may be used in connection with disaster relief. For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the State General Fund. For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the State General Fund so as to show the total monies then available for State General Fund purposes.

The Budget Stabilization Account. Proposition 58, approved in March 2004, created the BSA. Beginning with Fiscal Year 2006-07, a specified portion of estimated annual State General Fund revenues (reaching a ceiling of 3% by Fiscal Year 2008-09) will be transferred into the BSA no later than September 30 of each fiscal year, unless the transfer is suspended or reduced. These transfers will continue until the balance in the BSA reaches $8 billion or 5% of the estimated State General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement will go back into effect whenever the balance falls below the $8 billion or the 5% target. Since 2007, the State has been authorized to transfer funds from the BSA back into the State General Fund. Proposition 58 also provides that one-half of the annual transfers shall be used to retire ERBs, until a total of $5 billion has been used for that purpose. A total of $1.495 billion of the $5 billion amount has been applied to the retirement of ERBs.

In May 2013, Governor Brown issued an Executive Order to suspend the 2013-14 transfer from the State General Fund to the BSA estimated at $2.9 billion based on the 2013 Budget Act. Governor Brown had also suspended the State General Fund transfer to the BSA in Fiscal Years 2011-12 and 2012-13. In addition, the previous Governor had suspended the State General Fund transfer to the BSA for Fiscal Years 2008-09 through 2010-11. There is currently no money in the BSA.

Inter-Fund Borrowings. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the State General Fund. If State General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the State General Fund. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the State General Fund to do so. Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds. In general, when moneys transferred to the State General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed 10% of the total additions to such special fund, interest must be paid on such excess. This provision does not apply to temporary borrowings from the BSA or other accounts within the State General Fund. As of June 30, 2013, there was approximately $2.435 billion of loans from the SFEU and other internal sources to the State General Fund (compared to almost $9.593 billion owed at June 30, 2012 and $8.165 billion at June 30, 2011).

State Expenditures

State Appropriations Limit. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes. There are other various types of appropriations excluded from the Appropriations Limit, including appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative. The Appropriations Limit may be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers. The DOF projects appropriations subject to limitation to be approximately $12.67 billion and $18.01 billion under the Appropriations Limit in Fiscal Years 2012-13 and 2013-14, respectively.

Pension Trusts. The principal retirement systems in which the State participates are California Public Employees' Retirement System ("CalPERS") and the California State Teachers' Retirement System ("CalSTRS"). CalPERS administers the Public Employees' Retirement Fund ("PERF"), which is a multiple-employer defined benefit plan. In addition to PERF, CalPERS also administers various other defined benefit plans. As of June 30, 2012, PERF had 335,599 active and inactive program members and 531,823 total members. The estimated payroll for State employees covered by PERF for Fiscal Year 2011-12 was approximately $15.7 billion. The State's contribution to CalPERS, through the PERF, has increased from $2.765 billion in Fiscal Year 2006-07 to an estimated $3.913 billion in Fiscal Year 2012-13, with an estimated $4.048 billion for Fiscal Year 2013-14.

In March 2011, the CalPERS Board reviewed the discount rate assumption as a result of recent changes to the CalPERS asset allocation, and adopted once again the use of a 7.75% discount rate (investment return) assumption. At its March 14, 2012, meeting, the CalPERS Board voted to lower the investment earnings assumption to 7.50% commencing for actuarial valuations dated June 30, 2011, which DOF estimated would result in an increase in the State's total contribution for Fiscal Year 2012-13 of approximately $304 million (of which approximately $173 million would be payable from the State General Fund). The investment return for the PERF in Fiscal Years 2010-11, 2011-12 and 2012-13 was 21.7%, 0.1% and 12.5%, respectively.

CalSTRS administers the Teacher's Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers' Retirement Plan ("STRP"). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system. As of June 30, 2012, the STRP's defined benefit program included 1,712 contributing employers, 600,154 active and inactive program members and 862,192 total members. State contributions to CalSTRS have increased from $360 million in Fiscal Year 2006-07 to $653 million in Fiscal Year 2011-12, with an estimated $718 million for Fiscal Year 2012-13 and $779 million for Fiscal Year 2013-14.

CalPERS and CalSTRS have sustained substantial investment losses in recent years and face large unfunded future liabilities. The most recent actuarial valuation of CalPERS, based on data through June 30, 2012, showed an accrued unfunded liability allocable to State employees of $28.2 billion on an actuarial value of assets basis, and $45.5 billion on a market value basis. CalSTRS reported the unfunded accrued liability of STRP's defined benefit program at June 30, 2012 at $71.0 billion on an actuarial value of assets basis, and $80.4 billion on a market value basis.

According to CalSTRS, the biggest source of funding of STRP's defined benefit program is investment returns, and in calculating the actuarial value of assets, contributions for the past year are added to the actuarial value of assets at the end of the prior year; benefits and expenses are subtracted; an assumed rate of return is added and a portion of market value gains and losses are added or subtracted. The assumed investment rate of return on STRP's defined benefit program assets (net of investment and administrative expenses) and the assumed interest to be paid on refunds of member accounts (4.5%, down from 6.0% last year) are based in part on an inflation assumption of 3.0%.

In 2012, CalSTRS concluded that its unfunded actuarial obligation will not be amortized over any future period and that the STRP's defined benefit program is projected to have its assets depleted in about 31 years. This was primarily due to lower investment returns since 2000, so that future revenue from contributions and appropriations would not be expected to be sufficient, based upon current assets, current revenues and all future experience emerging as assumed. The 2011 Budget Act included an appropriation related to this statutorily required supplemental contribution. In the CalSTRS Valuation for June 30, 2011, the CalSTRS Consulting Actuary determined that an increase of 0.25% in the supplemental contribution, for a total supplemental contribution of 0.774%, will be required for Fiscal Year 2012-13. The increased supplemental contribution rate of 0.774% was included in the 2012 Budget Act. The 2012 CalSTRS Valuation determined that an increase of 0.25% in the supplemental contribution, for a total supplemental contribution of 1.024%, will be required for Fiscal Year 2013-14. The increased supplemental contribution rate to 1.024% is included in the 2013 Budget Act.

The market value of STRP's defined benefit program's investment portfolio as of June 30, 2012 was $150.6 billion, a decrease from $155.5 billion (3.2%) over June 30, 2011. The investment returns reported by CalSTERs in Fiscal Years 2010-11, 2011-12 and 2012-13 was 23.1%, 1.84% and 13.8%, respectively.

Pension System Reform. On August 31, 2012, the Legislature approved a comprehensive pension reform package affecting State and local government, which the Governor signed into law on September 12, 2012. The reform package implements lower defined-benefit formulas with higher retirement ages for new employees hired on or after January 1, 2013, and includes provisions to increase current employee contributions. These reforms do not change the State's statutory contribution rate to CalSTRS and will not likely have a material effect on State contributions in the short term. However, additional employee contributions, limits on pensionable compensation, and higher retirement ages for new members will reduce pressure on the system's unfunded liabilities and potentially state contribution levels in the long term.

In a preliminary actuarial analysis, CalPERS noted savings to the State of $10.3 billion to $12.6 billion over the next 30 years due primarily to increased employee contributions and, as the workforce turns over, lower benefit formulas that will gradually reduce normal costs. The reform also directs savings from additional employee contributions to be used toward additional payments on the State's unfunded liability. The 2013 Budget Act includes an additional $67.1 million ($41.9 million from the State General Fund) directed toward the State's unfunded pension liability to reflect the savings resulting from increased employee contributions under the reform.

Health and Human Services. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 fundamentally reformed the nation's welfare system. Significant elements of the law include: (i) Temporary Assistance for Needy Families ("TANF"), a block grant program; and (ii) the Supplemental Nutrition Assistance Program at the federal level (referred to as "CalFresh" in California). The California Work Opportunity and Responsibility to Kids ("CalWORKs") contains time limits on receipt of welfare aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. The CalWORKs caseload projections are 561,912 and 559,559 cases in Fiscal Years 2012-13 and 2013-14, respectively. Since CalWORKs' inception in January 1998, caseload is estimated to have declined by approximately 12.7%.

As in certain prior years, California will fail to meet the work participation rate (at least 50% work participation among all families), and as a result, California's required Maintenance of Effort ("MOE") will be 80% of the federal Fiscal Year 1994 historic. As a result of the 2007 federal penalty associated with this failure, the State was required to increase its MOE expenditure by approximately $180 million. The 2013 Budget Act continues to reflect this increase in MOE spending. Currently, the State is seeking relief from the 2008 and 2009 penalties. If the State is unsuccessful, and the State is unable to provide an acceptable corrective compliance plan, penalties (currently estimated to be approximately $160 million total) may be imposed, which would be payable in future years. In Fiscal Year 2012-13, $803.8 million in federal TANF was transferred to the California Student Aid Commission to offset State General Fund costs in Cal Grants. In Fiscal Year 2013-14, $541.7 million in federal TANF is estimated to be transferred to the California Student Aid Commission for this purpose. The 2013 Budget Act dedicates $142.8 million from the State General Fund for the CalWORKs refocusing measures enacted by new legislation in 2012.

Health Care. Medi-Cal, the State's Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Federal law requires Medi-Cal to provide a set of basic services such as doctor visits, hospital inpatient and outpatient care, hospice and early periodic screening, diagnosis and treatment. Also, federal matching funds are available if the State chooses to provide any of numerous optional benefits. The federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits. Approximately 6.3 million Medi-Cal beneficiaries (more than half of the people receiving Medi-Cal benefits and services) are currently enrolled in managed care plans. Average monthly caseload in Medi-Cal was 7.89 million in Fiscal Year 2012-13. Caseload is expected to increase in Fiscal Year 2013-14 by approximately 1.2 million (15.6%) to 9.12 million people.

Medi-Cal expenditures are estimated to be $56.8 billion ($14.9 billion State General Fund) in Fiscal Year 2012-13 and $71.6 billion ($16.1 billion from the State General Fund) in Fiscal Year 2013-14. Savings of $895.2 million in Fiscal Year 2012-13 and $119.6 million in Fiscal Year 2013-14 are due to a change in the scope of a demonstration project on delivery of health services related to, and delays in implementation of, the Coordinated Care Initiative in which persons eligible for both Medicare and Medi-Cal will receive medical, behavioral health, long-term supports and services, and home and community-based services coordinated through a single health plan

Federal health care reform expands the health insurance exchange, which is a new marketplace in which individuals who do not have access to public coverage or affordable employer coverage can purchase insurance and access federal tax credits, and also provides for the expansion of Medicaid by simplifying rules affecting eligibility, enrollment, and retention and providing an optional expansion to adults with incomes up to 138% of the federal poverty level. Specified rate increases will be required for primary care for two years beginning January 1, 2013, and California is prohibited from restricting eligibility primarily for the Medi-Cal and Healthy Families programs before the new coverage requirements go into effect in 2014. Health care reform may result in a significant net increase of State General Fund program costs in Fiscal Year 2013-14 and beyond. The 2013 Budget Act set aside $195.6 million State General Fund in Fiscal Year 2013-14 for the costs of expanded eligibility and enhanced benefits under federal health care reform.

Unemployment Insurance. The Unemployment Insurance ("UI") program is a federal-state program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own. The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker. Due to the high rate of State unemployment, the employer contributions are not sufficient to cover the cost of the benefits to claimants. The State reported that the UI Fund had a deficit of $10.2 billion at the end of 2012, and projected that, absent changes to the UI Fund financing structure, the UI Fund would have a deficit of $9.9 billion at the end of 2013.

Commencing in January 2009, the State began to fund deficits in the UI Fund through a federal loan to support benefit payments. Pursuant to federal law, if the State is unable to repay the loan within the same year it is taken, state funds must be used to pay the annual interest payments on the borrowed funds. Interest payments of $303.5 million and $308.2 million were made in 2011 and 2012, respectively. Given the condition of the State General Fund in those years, loans were authorized from the Unemployment Compensation Disability Fund to the State General Fund to pay the UI interest expense. The interest payment for September 2013 of $261.5 million was paid from the State General Fund. Interest will continue to accrue and be payable annually until the principal on the UI loan is repaid. The interest due after Fiscal Year 2013-14 will depend on a variety of factors, including the actual amount of the federal loan outstanding and the interest rate imposed by the federal government.

Local Governments. The primary units of local government in the State are the 58 counties, which are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are 482 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of

"Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010, dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% (1.15% in Fiscal Years 2009-10 and 2010-11) of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax that they receive. This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues have declined over the past two years. This arrangement continued without change in the 2013 Budget Act.

The Amended 2009 Budget Act authorized the State to exercise its authority under Proposition 1A to borrow an amount equal to about 8% of local property tax revenues, or $1.9 billion, which must be repaid within three years. State law was also enacted to create a securitization mechanism for local governments to sell their right to receive the State's payment obligations to a local government operated joint powers agency ("JPA"). The JPA sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A, the State is required to repay the local government borrowing (which in turn will be used to repay the bonds of the JPA) in June 2013, from the State General Fund. Proposition 22, however, supersedes Proposition 1A and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process. Proposition 1A borrowing incurred as part of the Amended 2009 Budget Act is not affected by Proposition 22.

Trial Courts. Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. In addition, legislation enacted in 2008 provides California's court system with increased fees and fines to expand and repair its infrastructure to address significant caseload increases and reduce delays. The fees raised by this legislation are intended to support up to $5 billion in lease-revenue bonds, of which $219.9 million has been issued to date through the SPWB. Additional legislative authorization is required prior to the issuance of such lease-revenue bonds. The 2013 Budget Act includes $35 million in court construction funds to support the new Long Beach Courthouse service fee payment, which will increase to approximately $68 million and total approximately $2 billion over a period of 35 years.

The State's trial court system received approximately $1.7 billion in State resources in Fiscal Year 2012-13 and is projected to receive $1.9 billion in Fiscal Year 2013-14, as well as $499 million in resources from counties in each fiscal year. The 2013 Budget Act includes $125 million in ongoing State General Fund savings that were assumed as part of the 2012 Budget Act and also includes a one-time transfer of $200 million of court construction funds to the State General Fund to support trial court operations.

Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education primarily by guaranteeing K-14 schools a minimum share of State General Fund revenues. Any amount not funded by local property taxes is funded by the State General Fund. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools a certain variable percentage of State General Fund revenues, based on certain factors including cost of living adjustments, enrollment and per capita income and revenue growth.

Legislation adopted prior to the end of Fiscal Year 1988-89, implementing Proposition 98, determined the K-14 schools' funding guarantee to be 40.7% of the State General Fund tax revenues, based on Fiscal Year 1986-87 appropriations. However, that percentage has been adjusted to approximately 39.2% to account for a subsequent redirection of local property taxes that directly affected the share of State General Fund revenues to schools. Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools, but no such transfers were made in Fiscal Year 2011-12 or Fiscal Year 2012-13 and none are expected to be made for Fiscal Year 2013-14.

The 2013 Budget Act includes the additional tax revenues generated by the passage of the Proposition 30 in November 2012, which requires that additional tax revenues generated by temporary increases in personal income tax and sales and use tax rates be deposited into a newly created Education Protection Account ("EPA"). The funds deposited into the EPA offset $6.3 billion in base Proposition 98 guarantee costs that would have otherwise been funded by the State General Fund in Fiscal Year 2013-14. In addition to those revenues, the passage of Proposition 39, the California Clean Energy Jobs Act, will provide a $558 million increase in the Proposition 98 minimum guarantee. Of this amount, $456 million will be transferred to the Clean Energy Jobs Creation Fund in support of energy efficiency related activities in public schools and community colleges.

The 2013 Budget Act Proposition 98 guarantee level includes changes in revenues and "rebenching" of the guarantee (i.e., a change in the minimum guarantee percentage of State General Fund revenues). The major changes in revenues are the inclusion of the revenues generated from Proposition 30 and Proposition 39, the on-going increase in local tax revenues resulting from the elimination of redevelopment agencies and the distribution of cash assets previously held by redevelopment agencies ("RDAs"). For Fiscal Year 2012-13, the Proposition 98 guarantee was $56.5 billion, of which the State General Fund share was $40.5 billion, including $7.3 billion in EPA revenues, with local property taxes covering the balance. Proposition 98 funding in Fiscal Year 2013-14 is projected to be $55.3 billion. The State General Fund share in Fiscal Year 2013-14 is $39.1 billion, including $6.3 billion in EPA revenues.

Constraints on the Budget Process. Over the years, a number of laws and Constitutional amendments have been enacted that restrict the use of State General Fund or special fund revenues, or otherwise limit the Legislature's and Governor's discretion in enacting budgets. More recently, a new series of Constitutional amendments have affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, Proposition 1A, approved in 2004, which limits the Legislature's power over local revenue sources, Proposition IA, approved in 2006, which limits the Legislature's ability to use sales taxes on motor vehicle fuels for any purpose other than transportation, and Propositions 30 and 39, which were passed in November 2012.

Proposition 58 (Balanced Budget Amendment). Proposition 58, approved in 2004, requires the State to enact a balanced budget, establish a special reserve in the State General Fund and restricts future borrowing to cover budget deficits. As a result, the State may have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for Fiscal Year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

Proposition 58 also requires that a special reserve (the BSA) be established in the State General Fund. The BSA is funded by annual transfers of specified amounts from the State General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of RANs or RAWs currently used by the State or inter-fund borrowings.

Local Government Finance (Proposition 1A of 2004). Approved in 2004, Proposition 1A amended the State Constitution to reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004. Beginning with Fiscal Year 2008-09, the State was able to borrow up to 8% of local property tax revenues, but only if the Governor proclaimed such action was necessary due to a severe State fiscal hardship and two-thirds of both houses of the

Legislature approved the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the Statewide local sales tax. The provisions of Proposition 1A allowing the State to borrow money from local governments from time to time have been deleted by Proposition 22 of 2010, which permanently prohibits any future such borrowing.

Proposition 1A further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to Fiscal Year 2004-05 over a term of years. The 2012 Budget Act deferred payment of these claims through the 2014-15 Fiscal Year and refinances the balance owed over the remaining payment period. The remaining estimated cost of claims for mandated costs incurred prior to Fiscal Year 2004-05 is $900 million. The Amended 2009 Budget Act authorized the State to exercise its Proposition 1A borrowing authority. This borrowing generated $1.998 billion that was be used to offset State General Fund costs for a variety of court, health, corrections, and K-12 programs. Pursuant to Proposition 1A, the State is required to repay the local government borrowing no later than June 15, 2013. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. The 2013 Budget Act suspends mandates subject to Proposition 1A until Fiscal Year 2014-15. The total estimated back cost owed on the suspended mandates is approximately $888 million. That amount would be payable if the Legislature chose to individually fund all suspended mandates.

Proposition 49 (After School Education Funding). An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters in 2002, and requires the State to expand funding for before and after school programs in public elementary and middle schools. This increase was first triggered in Fiscal Year 2006-07, which increased funding for these programs to $550 million. These funds are part of the Proposition 98 minimum-funding guarantee for K-14 education and can only be reduced in certain low revenue years.

Transportation Financing (Proposition 1A of 2006). On November 7, 2006, voters approved Proposition 1A to protect Proposition 42 transportation funds from any further suspensions. The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such suspension occurs, the amount owed by the State General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period. The Budget Acts for Fiscal Years 2006-07, 2007-08, 2008-09, 2009-10 and 2010-11 all fully funded the Proposition 42 transfer and partially repaid two earlier suspensions (in Fiscal Years 2003-04 and 2004-05). The 2011 Budget Act included an elimination of the State sales tax rate on gasoline and an increase in gasoline excise taxes, effectively removing the revenue subject to these restrictions from the tax system. However, consistent with the requirements of Proposition 1A of 2006, the 2013 Budget Act includes $83 million to repay a portion of past suspensions.

Local Government Funds (Proposition 22 of 2010). On November 2, 2010, voters approved Proposition 22, which supersedes some parts of Proposition 1A, prohibiting any future action by the Legislature to take, reallocate or borrow money raised by local governments for local purposes, and also prohibits changes in the allocation of property taxes among local governments designed to aid State finances. Proposition 22 also supersedes Proposition 1A in that it prohibits the State from borrowing sales taxes or excise taxes on motor vehicle fuels or changing the allocations of those taxes among local governments except pursuant to specified procedures involving public notices and hearings. Any law enacted after October 29, 2009 inconsistent with Proposition 22 is repealed. Passage of this measure jeopardized an estimated $850 million in State General Fund relief in Fiscal Year 2010-11, an amount which would grow to over $1 billion by Fiscal Year 2013-14.

Increases in Taxes or Fees (Proposition 26 of 2010). On November 2, 2010, voters approved this measure, which revises provisions in the State's Constitution dealing with tax increases. The measure specifies that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the current practice where a tax increase coupled with a tax reduction is treated as being able to be adopted by majority vote. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring two-thirds vote. Finally, any tax or fee adopted after January 1, 2010 with a majority vote which would have required a two-thirds vote if Proposition 26 were in place would be repealed after one year from the election date unless readopted by the necessary two-thirds vote.

The Schools and Local Public Safety Protection Act of 2012 (Proposition 30). On November 6, 2012, voters approved Proposition 30, which provided temporary increases in personal income tax rates for high-income taxpayers and a temporary increase in the State sales tax rate, and specified that the additional revenues will support K-14 public schools and community colleges as part of the Proposition 98 guarantee. Proposition 30 also placed into the State Constitution the current statutory provisions transferring 1.0625% of the State sales tax to local governments to fund the "realignment" program for many services including housing criminal offenders.

The California Clean Energy Jobs Act (Proposition 39). On November 6, 2012, voters approved Proposition 39 thereby amending state statutes governing corporation taxes by reversing a provision adopted in 2009 giving corporations an option on how to calculate the portion of worldwide income attributable to California. By requiring corporations to base their state tax liability on sales in California, it is estimated that State revenues would be increased by about $1 billion per year. The measure also, for five years, dedicates up to an estimated $550 million per year from this increased income to funding of projects that create energy efficiency and clean energy jobs in California.

Tax Revenues. DOF reported that total revenues for October 2013 were $317 million (5.3%) above the 2013 Budget Act forecast of $6.1 billion. Relative to the forecast, personal income tax receipts were up $393 million, sales and use tax receipts were down $68 million and corporation tax receipts were down $46 million. For Fiscal Year 2013-2014 to date, total receipts are $485 million (1.9%) above forecast, with personal income tax receipts making up the majority of this gain.

Tax revenues in Fiscal Year 2013-14 are projected to total $97.1 billion. Of this amount personal income tax accounts for $60.827 billion (62.6%), sales and use tax accounts for $22.983 billion (23.7%), corporation tax accounts for $8.508 billion (8.8%), insurance tax accounts for $2.200 billion (2.3%), "other" taxes (inheritance and gift taxes, cigarette taxes, alcoholic beverage taxes, horse racing license fees, trailer coach license fees) accounts for $2.136 billion (2.2%).

Proposition 30 provides for an increase in the personal income tax rate of 1.0% for joint filing taxpayers with income above $500,000 and equal to or below $600,000; 2.0% increase for incomes above $600,000 and equal to or below $1,000,000; and 3.0% increase for incomes above $1,000,000. Tax rates for single filers will start at incomes one half those for joint filers. It is estimated that the additional revenue from the addition of the three new tax brackets was, or will be, $3.4 billion in Fiscal Year 2011-12, $4.8 billion in Fiscal Year 2012-13, and $4.8 billion in Fiscal Year 2013-14. Proposition 30 also added a 0.25% additional sales tax rate from January 1, 2013 through December 31, 2016, with 1.0625% of the sales tax rate dedicated to local governments. The 1.0625% of the sales tax rate was expected to generate $5.386 billion in Fiscal Year 2012-13 and $5.813 billion in Fiscal Year 2013-14.

Special Fund Revenues. The State Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income: (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco products; (ii) charges for special services to specific functions, including such items as business and professional license fees; and (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties). Motor vehicle related taxes and fees are projected to account for approximately 30% of all special fund revenues in Fiscal Year 2013-14. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and VLFs. In Fiscal Year 2013-14, $12 billion is projected to come from the ownership or operation of motor vehicles. About $3.9 billion of this revenue is projected to be returned to local governments. The remainder will be available for various State programs related to transportation and services to vehicle owners.

State Economy and Finances

The economic downturn of the last few years adversely affected the State's budget situation. Despite the economy's gradual recovery, in 2011, the State faced $20 billion in expected annual gaps between its revenues and spending for the ensuing several years. The State's fiscal challenges were exacerbated by unprecedented levels of debts, deferrals and budgetary obligations accumulated over the prior decade. The 2011 Budget Act and the 2012 Budget Act addressed this deficit through three dollars of ongoing spending reductions for every dollar of tax increases. Specifically, 76% of the structural deficit has been addressed through spending cuts in health and human services, corrections, education, and other areas. With the significant spending cuts enacted over the past two years and new temporary revenues, the latest forecast projects that the State ended Fiscal Year 2012-13 with a positive reserve of

$254 million, and that it will have a positive reserve of approximately $1.1 billion at June 30, 2014. Further, the State's budget is projected to remain balanced within the projection period ending in Fiscal Year 2016-17. Even with this plan, risks to the budget remain. Potential cost increases associated with actions to reduce the federal deficit, federal government actions, court decisions, the pace of the economic recovery, an aging population and rising health care and pension costs all threaten the ability of the State to achieve and maintain a balanced budget over the long term. Another threat is the overhang of billions of dollars of obligations which were deferred to balance budgets during the economic downturn. In addition, the State's revenues (particularly the personal income tax) can be volatile and correlates to overall economic conditions.

2012 Budget Act. The 2012-13 Budget closed a projected budget gap of $15.7 billion over Fiscal Years 2011-12 and 2012-13 by enacting a total of $16.6 billion in solutions (including a combination of expenditure reductions, additional revenues and other solutions). State General Fund revenues and transfers for Fiscal Year 2012-13 were projected at $95.9 billion, an increase of $9.1 billion compared with Fiscal Year 2011-12. State General Fund expenditures for Fiscal Year 2012-13 were projected at $91.3 billion, an increase of $4.3 billion compared to the prior year. In addition to Proposition 30, the 2012 Budget Act contained the following major State General Fund components:

Proposition 98. The Proposition 98 guarantee for Fiscal Year 2012-13 was $53.6 billion, of which $36.8 billion was funded from the State General Fund.

K-12 Education. A total of $38.9 billion for K-12 education programs for Fiscal Year 2012- 13, of which $37.8 billion was funded from the State General Fund and the EPA. The remaining funds included special and bond funds.

Higher Education. Total State funding of $10.0 billion, including $9.4 billion from the State General Fund and Proposition 98 sources, for all major segments of Higher Education. The remaining funds included special and bond funds.

Child Care. The 2012 Budget Act reflected total child care savings of $294.3 million in non-Proposition 98, resulting in the elimination of 14,000 child care slots.

Health and Human Services. Total funding of $45.5 billion, including $26.7 billion from the State General Fund, for Health and Human Services programs. The remaining funds included special and bond funds.

Prison Funding. Total funding of $8.9 billion from the State General Fund for the California Department of Corrections and Rehabilitation.

Redevelopment Agencies. The 2012 Budget Act included a total of $3.155 billion from the elimination of RDAs as an offset to Proposition 98 costs. Of this amount, $1.676 billion was from property taxes which were to be distributed to local school districts (about $685 million of which was attributable to taxes from Fiscal Year 2011-12), and $1.479 billion was from distribution of excess RDA cash and liquidation of assets.

Cap and Trade. In Fiscal Year 2012-13, the Air Resources Board began auctioning greenhouse gas emission allowances, which trade on the open market, as a market-based compliance mechanism authorized by the California Global Warming Solutions Act. Proceeds from the cap and trade auctions were expected to be approximately $1 billion in Fiscal Year 2012-13, of which $500 million was budgeted to offset State General Fund costs.

2013 Budget Act.  The 2013 Budget Act provides for a multiyear State General Fund plan that is balanced. It appropriates $96.3 billion in expenditures, and projects $97.1 billion in revenues and a $1.1 billion reserve at the end of Fiscal Year 2013-14. The estimated $1.1 billion reserve is built principally by reducing State General Fund expenditures, including suspending four newly identified State mandates ($111 million), continuing the use of miscellaneous State highway account revenues to pay for transportation bond debt service ($67 million), extending the hospital quality assurance fee ($310 million), extending the gross premiums tax on Medi-Cal managed care plans ($166 million) and applying sales tax on Medi-Cal managed care plans ($305 million).

Notably, the State also continues to pay down inter-year deferrals. Expenditures in Fiscal Year 2012-13 included an estimated $7.3 billion in repayments of deferred budgetary obligations from prior years including a one-time repayment of a $1.9 billion prior budgetary loan in 2009 from local governments. By the end of Fiscal Year 2012-13, the total amount of budgetary borrowing and deferrals was projected to be $26.9 billion (reflecting the reduction of $7.3 billion during the fiscal year). The 2013 Budget Act includes further reductions in deferred obligations of about $2.58 billion in Fiscal Year 2013-14. The State projects that all but approximately $4.7 billion of this outstanding budgetary borrowing and deferrals would be repaid by the end of Fiscal Year 2016-17.

The 2013 Budget Act has the following significant components by major program area:

Proposition 98. Proposition 98 funding of $55.3 billion is provided for Fiscal Year 2013-14, of which $39.1 billion is funded from the State General Fund.

Higher Education. Total funding of $25.4 billion for all major segments of Higher Education, including $13.1 billion from the State General Fund and local property taxes for the California Community Colleges. The remaining funds include special and bond funds.

Health and Human Services. Total State funding of $46 billion, including $28.1 billion from the State General Fund. The remaining funding will be provided from special and bond funds.

Prison Funding. Total state funding of $11.2 billion, including $8.9 billion from the State General Fund, for the California Department of Corrections and Rehabilitation.

Redevelopment Agencies. The elimination of RDAs is projected to offset $1.5 billion of Proposition 98 costs in Fiscal Year 2013-14, of which $824 million is from property taxes that will be distributed to local school districts, and $707 million is from distribution of excess RDA cash.

Other Revenues and Transfers. The 2013 Budget Act reflects a delay in repayment of approximately $1 billion of loans scheduled for repayment in Fiscal Year 2013-14 (as projected in the 2012 Budget Act). Additionally, the 2013 Budget Act authorizes a $500 million loan to the State General Fund from the Greenhouse Gas Reduction Fund (Cap and Trade).

Health Care Reform. The 2013 Budget Act includes $195.6 million for costs relating to implementation of federal health care reforms. State General Fund net costs of expanded eligibility and enhanced benefits under health care reform are estimated to increase to approximately $700 million in Fiscal Years 2014-15 and 2015- 16.

Unemployment Insurance Interest Repayment. In Fiscal Year 2013-14, the interest payment of $261.5 million will be paid from the State General Fund.

The 2013 Budget Act also revised various estimates involving the State General Fund beginning balance, revenues, and expenditures for Fiscal Year 2012-13. The 2013 Budget Act projected a positive State General Fund reserve balance of $254 million for Fiscal Year 2012-13, compared to the positive balance of $948 million estimated when the 2012 Budget Act was enacted. State General Fund revenues and transfers for Fiscal Year 2012-13 are projected at a revised $98.2 billion, which is $2.3 billion higher than the estimate of $95.9 billion when the 2012 Budget Act was enacted. State General Fund expenditures for Fiscal Year 2012-13 are projected at $95.7 billion, an increase of $4.3 billion compared with the estimate of $91.3 billion when the 2012 Budget Act was enacted.

Litigation

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

Action Challenging Cap and Trade Program Auctions. In  California Chamber of Commerce, et al. v. California Air Resources  Board, business interests and a taxpayer  challenge the authority of the California Air Resources Board to conduct auctions under the State's cap and trade program and allege that the auction revenues are an unconstitutional tax under the California Constitution. A second lawsuit raising substantially similar claims, Morning Star Packing

Co., et al. v. California Air Resources Board has been filed has been filed and consolidated with the Chamber of Commerce matter. The trial court ruled for the California Air Resources Board, finding that it had the authority to conduct the auctions, and that the auction does not constitute an unconstitutional tax. Petitioners have stated they plan to appeal the ruling.

Actions Challenging School Financing. In Robles-Wong, et al. v. State of California and California Teachers Association Complaint in Intervention, plaintiffs challenge the constitutionality of the State's "education finance system." Plaintiffs, consisting of 62 minor school children, various school districts, the California Association of School Administrators, the California School Boards Association and the California Teachers Association, allege the State has not adequately fulfilled its constitutional obligation to support its public schools, and seek an order enjoining the State from continuing to operate and rely on the current financing system and to develop a new education system that meets constitutional standards as declared by the court. It is currently unknown what the fiscal impact of this matter might be upon the State General Fund. In a related matter, Campaign for Quality Education et al. v. State of California, plaintiffs also challenge the constitutionality of the State's education finance system. The court issued a ruling that there was no constitutional right to a particular level of school funding. The court allowed plaintiffs to amend their complaint with respect to alleged violation of plaintiffs' right to equal protection. Plaintiffs in each of these matters elected not to amend, and both matters were dismissed. Plaintiffs in each matter have appealed those dismissals.

In California School Boards Association v. State of California, the plaintiff has filed an amended complaint that challenges the use of block grant funding to pay for education mandates in the 2012 Budget Act and associated trailer bills. The amended complaint also contends that recent changes to the statutes that control how education mandates are directed and funded violate the requirements of the California Constitution that the State pay local school districts for the costs of state mandated programs. If the court declares that the State has failed to properly pay for mandated educational programs, the State will be limited in the manner in which it funds education going forward.

Actions Challenging Statutes Which Reformed California Redevelopment Law. In California Redevelopment Association, et al. v. Matosantos, et al., the California Supreme Court upheld the validity of legislation dissolving all local RDAs and invalidated a second law that would have permitted existing RDAs to convert themselves into a new form of RDA and continue to exist, although they would have to pay higher fees to school, fire and transit districts to do so. A second case challenging the constitutionality of these statutes, City of Cerritos, et al. v. State of California, raises the same theories advanced in Matosantos, and also contains various other procedural challenges. On January 27, 2012, the trial court denied plaintiffs' motion for a preliminary injunction. Plaintiffs appealed. Plaintiff's request to stay portions of the legislation was denied by the appellate court.

There are over 100 pending actions that challenge implementation of the statutory process for winding down the affairs of the RDAs. Some of the pending cases challenge the provision that requires successor agencies to the former RDAs to remit certain property tax revenues or other funds that the successor agency had received, or face a penalty. Some of the pending cases include: City of National City et al. v. Matosantos, Morgan Hill Economic Development Corporation, et al. v. Office of State Controller, et al., Inland Valley Development Agency v. Chiang, City of Union City v. Matosantos, City of Orange, et al. v. State of California Department of Finance, et al., City of Bellflower et al. v. Matosantos et al., City of Walnut v. Matosantos, City of Lancaster v. Matosanto, City of San Diego, et al. v. Matosantos, et al., County of Orange v. Matosantos, City of Irvine v. Matosantos, City of Emeryville, et al. v. Matosantos and League of California Cities et al. v. Matosantos et al. In Affordable Housing Coalition v. Sandoval plaintiffs argue that all former RDAs had obligations to pay for affordable housing that should be funded going forward on an implied contracts theory. A motion for class action status in this matter was denied.

Another challenge has been filed by plaintiffs who insured bonds issued by now dissolved RDAs. In Syncora Guarantee Inc., et al v. State of California, et al, plaintiffs allege that the governing legislation constitutes an impairment of contract and a taking of property without just compensation, in violation of both the U.S. and California Constitutions. The trial court denied plaintiffs' request for injunctive relief, including an order requiring the tax revenues remitted by the successor agencies to local taxing entities be returned and held in trust for the bondholders until the bonds are paid.

Action Regarding Furlough of State Employees. In several cases, petitioners challenged the former Governor's executive orders issued in December 2008, July 2009 and July 2010 directing the furlough without pay of State employees. On October 4, 2010, the California Supreme Court, ruling in three consolidated cases, upheld the validity of the two day per month furloughs implemented by the Governor's December 2008 order on the ground that the Legislature had ratified these furloughs in enacting the revisions to the 2008 Budget Act. (Professional Engineers in California Government ("PECG"), et al. v. Schwarzenegger, et al.)

Most of the remaining cases that challenge the two furlough orders issued in July 2009 and/or July 2010 have been dismissed or settled. The pending cases include the following:

Two cases are pending in trial court that challenge the furloughs of certain categories of employees, such as those paid from funds other than the State General Fund or who otherwise assert a claim not to be furloughed on a basis outside of the rationale of the Supreme Court's decision. These two cases are PECG v. Schwarzenegger, et al. and California Association of Professional Scientists v. Schwarzenegger; et al. The trial court granted the petition, in part, finding that two furloughed days in March 2011 were unlawful for certain employees. The State appealed.

In Horton v. Brown, et al., plaintiff asserts a class action on behalf of all gubernatorial and certain other appointees. The complaint alleges that such appointees were exempt from civil service rules, and therefore should not have been furloughed. The trial court granted the State's motion to strike certain claims and the appellate court rejected the plaintiff's appeal. Because the putative class is limited, any fiscal impact on the State General Fund is expected to be modest. In PECG, et al. v. Brown et al., PECG challenges the implementation of the 2012 furlough program, for the period of July 1, 2012 through June 2013, alleging an unlawful impairment of contractual rights in the bargaining agreement. In Vent v. Brown, et al., an individual state employee challenges both Governor Schwarzenegger's furlough order and the 2012 furlough program and seeks back pay for herself and other attorneys employed by the State.

Tax Refund Cases. Six actions have been filed contending that the Legislature's modification of part of the State's tax code that implemented the double-weighting of the sales factor in California's apportionment of income formula for the taxation of multistate business entities, is invalid and/or unconstitutional. Kimberly-Clark Worldwide, Inc., et. al. v. Franchise Tax Board; Gillette Company and Subsidiaries v. Franchise Tax Board; Proctor & Gamble Manufacturing Company & Affiliates v. Franchise Tax Board; Sigma-Aldrich, Inc. and Affiliates v. Franchise Tax Board; RB Holdings (USA), Inc. v. Franchise Tax Board and Jones Apparel Group v. Franchise Tax Board, now consolidated in one matter, collectively referred to as Gillette Company v. Franchise Tax Board. The trial court ruled for the State in each of these matters, but the appellate court ruled in favor of the taxpayers. The California Supreme Court granted the State's petition for review. If the Gillette taxpayers are ultimately successful in their suit for refund, the vast majority of the revenue loss may not occur for several years, but could reach an estimated $750 million.

A pending case challenges the imposition of limited liability company fees by the Franchise Tax Board. Bakersfield Mall LLC v. Franchise Tax Board was filed as a purported class action on behalf of all limited liability companies operating in California and is pending in the trial court. A second lawsuit that is virtually identical to Bakersfield Mall has been filed, and also seeks to proceed as a class action. CA-Centerside II, LLC v. Franchise Tax Board. The cases are coordinated for hearing, but the coordination trial judge denied the plaintiffs' joint motion for class certification. If this order is reversed and the cases proceed as class actions, the claimed refunds could be significant (in excess of $500 million).

Lucent Technologies, Inc. v. State Board of Equalization ("Lucent I"), a tax refund case, involves the interpretation of certain statutory sales and use tax exemptions for "custom-written" computer software and licenses to use computer software. A second case, Lucent Technologies, Inc. v. State Board of Equalization ("Lucent II"), involving the same issue but for different tax years than in the Lucent I matter, has been consolidated with the Lucent I case. In a similar case, Nortel Networks Inc. v. State Board of Equalization, the trial court ruled in favor of plaintiff and the ruling was affirmed on appeal. The adverse ruling in Nortel, unless limited in scope by a decision in the Lucent matters, if applied to other similarly situated taxpayers, could have a significant negative impact, in the range of approximately $300 million annually, on tax revenues. In the Lucent matters, the trial court granted plaintiffs' motion for summary judgment and denied the Board of Equalization's motion for summary judgment.

Harley Davidson, Inc. and Subsidiaries v. California Franchise Tax Board and Abercrombie & Fitch Co. & Subsidiaries v. California Franchise Tax Board both challenge the constitutionality of a State tax code provision, allowing intrastate unitary businesses the option to report their income on a separate rather than combined basis. The trial court in Harley Davidson sustained a motion to dismiss on this issue without leave to amend; the issue is now pending on appeal. Trial in Abercrombie is set for June 6, 2014. Should this provision be invalidated, a significant amount of otherwise apportionable income from multi-state unitary businesses would be removed from the State's taxing power. At this time, it is unknown what future fiscal impact a potential adverse ruling would actually have on corporation taxes (including potentially rebates of previously collected taxes and reduced future tax revenue) because of the uncertainty regarding the number of businesses which currently pay the tax and how taxation on those companies would change as a result of an adverse ruling. However, the fiscal impact could be significant. The Harley Davidson case also raises the issue raised in the Gillette case regarding modification of the apportionment formula for multi-state businesses; resolution of this issue in Harley Davidson has been deferred to await the outcome of the issue in Gillette.

Environmental Matters. In the Matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California, the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board (the "Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is Atlantic Richfield Company ("ARCO"), the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the Environmental Protection Agency Superfund List, and both remediation costs and costs for natural resource damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the Environmental Protection Agency's decision on the interim and final remedies are pending. ARCO filed a complaint on November 9, 2007, against the State, the State Water Resources Control Board, and the Board (Atlantic Richfield Co. v. State of California). ARCO seeks to recover past and future costs, based on the settlement agreement, the State's ownership of the property, and the State's allegedly negligent past cleanup efforts. The October 2012 trial date for this matter has been postponed until March 2014 to permit the parties to continue settlement negotiations. It is possible these matters could result in a potential loss to the State in the hundreds of millions of dollars.

In Pacific Lumber, et al. v. State of California, plaintiffs are seeking injunctive relief and damages against defendants State Water Resources Council, North Coast Water Quality Control Board, and the State of California for the alleged breach of the Headwaters Agreement, which involved the sale of certain timberlands by plaintiffs to federal and State agencies. The plaintiffs allege that the State's environmental regulation of their remaining timberlands constitute a breach of the prior agreement. The State denies plaintiffs' claims. The current plaintiffs are successors in interest to the original plaintiffs who are debtors in a bankruptcy proceeding, and have alleged in that proceeding that the value of the litigation ranges from $626 million to $639 million in the event liability is established. It is currently unknown what the fiscal impact of this matter might be upon the State General Fund. The trial court granted the State's motion for summary judgment and the plaintiffs appealed.

In Consolidated Suction Dredge Mining Cases (Karuk Tribe v. DFG), environmental and mining interests challenge the State's regulation of suction dredge gold mining. After initially prohibiting such mining except pursuant to a permit, the Legislature subsequently placed a moratorium on all suction dredging. The cases have been consolidated for hearing by the court. One of these matters, The New 49'ERS, Inc. et al. v. California Department of Fish and Game, claims that federal law preempts and prohibits State regulation of suction dredge mining on federal land. Plaintiffs, who have pled a class action but have yet to seek certification, claim that as many as 11,000 claims, at a value of $500,000 per claim, have been taken.

In City of Colton v. American Professional Events, Inc. et al, two defendants involved in a liability action for contaminated ground water have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million. In a related action, Emhart Industries v. Regional Water Quality Control Board, another defendant in an action involving liability for contaminated groundwater seeks indemnification from the State and the Regional Water Quality Control Board in an amount up to $300 million.

Escheated Property Claims. In Taylor v. Chiang,  plaintiffs claim that the State's unclaimed property program violates the U.S. Constitution and various federal and State laws. They assert that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property. Although the case is styled as a class action, no class has been certified. Plaintiffs also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property's highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment. The district court ruled against plaintiffs in a related action, Suever v. Connell. The Ninth Circuit affirmed and the U.S. Supreme Court denied review. Meanwhile, the Taylor plaintiffs amended their complaint to allege that the Controller applies certain notice requirements in ways that violate State and federal law, and the district court granted the State's motion to dismiss plaintiffs' claims. Plaintiffs have appealed this ruling.

Action Seeking Damages for Alleged Violations of Privacy Rights. In Gail Marie Harrington-Wisely, et al. v. State of California, et al., plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering State prisons for contraband. This matter has been certified as a class action. The trial court granted judgment in favor of the State. Plaintiffs' appeal has been dismissed and the trial court denied plaintiff's motion for attorneys' fees. The parties agreed to a stipulated judgment and dismissed the case subject to further review if the Department of Corrections decides to use similar technology in the future. Plaintiffs have filed another appeal. If plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

The plaintiff in Gilbert P. Hyatt v. Franchise Tax Board was subject to an audit by the Finance Tax Board involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeds $500 million. On the remaining claims, the jury awarded damages of approximately $387 million, including punitive damages, and over $1 million in attorneys' fees. The total judgment with interest is approximately $490 million. The State appealed and the Nevada Supreme Court has granted a stay of execution on the judgment pending appeal. The State will vigorously pursue its appeal of this unprecedented award.

Action Regarding Special Education. Plaintiffs in Morgan Hill Concerned Parents Assoc. v. California Department of Education challenge the oversight and operation by the California Department of Education ("CDE") of the federal Individuals with Disabilities Education Act ("IDEA"). The complaint alleges that CDE has failed to monitor, investigate, and enforce the IDEA. Under the IDEA, local school districts are responsible for delivering special education directly to eligible students. The complaint seeks injunctive and declaratory relief, and asks the court to retain jurisdiction to monitor the operation of the IDEA by the State.

Actions Seeking Medi-Cal Reimbursements and Fees. In Orinda Convalescent Hospital, et al. v. Department of Health Services, plaintiffs challenge a quality assurance fee ("QAF") charged to certain nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of federal Medicaid law, the federal and State constitutions and State law. Funds assessed under the QAF are made available, in part, to enhance federal financial participation in the Medi-Cal program. Plaintiffs seek a refund of fees paid. On March 25, 2011, the trial court ruled the QAF is properly characterized as a "tax" rather than a "fee." Trial then proceeded on plaintiffs' claims for refund amounts. The QAF amounts collected from all providers to date total nearly $2 billion, and California has received additional federal financial participation based on its imposition and collection of the QAF. An adverse ruling could negatively affect the State's receipt of federal funds. The trial court ruled for the State, finding that the QAF is constitutionally valid. Plaintiffs appealed.

A series of federal court cases challenging State legislation requiring reductions in Medi-Cal were argued before the U.S. Supreme Court last year and remanded to the Ninth Circuit Court of Appeals, where they remain in mediation. In Independent Living Center of Southern California, et al. v. Shewry, et al., California Pharmacists Association, et al. v. Maxwell-Jolly, et al. and Managed Pharmacy Care, et al. v. Maxwell-Jolly, et al., the district court enjoined certain of the reductions and the Ninth Circuit affirmed. After the U.S. Supreme Court heard argument but before it decided the cases, DHCS reached an agreement with the federal government under which DHCS withdrew most of its pending requests for approvals of the reductions. The U.S. Supreme Court vacated the judgment and remanded the matters to the Ninth Circuit for further review in light of the federal government's intervening action approving the State's plan to implement the rate reductions. The parties are currently mediating their remaining claims regarding the reductions.

In California Medical Association, et al. v. Shewry, et al., professional associations representing Medi-Cal providers seek to enjoin implementation of the Medi-Cal rate reductions planned to go into effect on July 1, 2008, alleging that the legislation violates Medicaid requirements, State laws and regulations and the California Constitution. The trial court denied plaintiffs' motion for a preliminary injunction, plaintiffs filed an appeal, which was dismissed at their request. Plaintiffs have indicated that they will file an amended petition seeking the retrospective relief the Ninth Circuit awarded in the Independent Living Center case, above, after final disposition of that case. The matter is stayed pending final resolution in the Independent Living Center matter. A final decision adverse to the State in this matter could result in costs to the State General Fund of $508.2 million.

In California Pharmacists Association, et al. v. Maxwell-Jolly, et al., Medi-Cal pharmacy providers filed a suit challenging reimbursement rates, including the DHCS' use of reduced published average wholesale price data to establish reimbursement rates. The district court granted a request for preliminary judgment in part, and denied it in part, with respect to the DHCS' reimbursement rate methodology. Plaintiffs filed a motion seeking to modify the district court ruling, and both parties filed notices of appeal to the Ninth Circuit. Proceedings in the Ninth Circuit and the district court were stayed pending the outcome of Independent Living Center. The Ninth Circuit has lifted the stay. The parties have requested mediation. At this time it is unknown what fiscal impact this case would have on the State General Fund.

In Centinela Freeman Emergency Medical Associates, et al. v. David Maxwell-Jolly, et al., filed as a class action on behalf of emergency room physicians and emergency department groups, plaintiffs claim that Medi-Cal rates for emergency room physicians are below the cost of providing care. Plaintiffs seek damages and injunctive relief, based on alleged violations of the federal Medicaid requirements, State law and the federal and State Constitutions. The trial court granted the petition of the plaintiffs and ordered the DHCS to conduct an annual review of reimbursement rates for physicians and dentists. A final decision in this matter adverse to the State could result in costs to the State General Fund of $250 million.

In Sierra Medical Services Alliance, et al. v. Maxwell-Jolly, et al., emergency medical transportation companies challenge legislation, which sets Medi-Cal reimbursement rates paid for medical transportation services. Plaintiffs seek damages and injunctive relief. The case was stayed pending the outcome of a petition for certiorari filed with the United States Supreme Court in other Medi-Cal rate cases. At this time it is unknown what fiscal impact this case would have on the State General Fund.

In California Hospital Association v. Maxwell-Jolly, et al., plaintiff challenges limits on Medi-Cal reimbursement rates for hospital services enacted in 2008, and which were to take effect October 1, 2008 or March 1, 2009, as allegedly violating federal law. Plaintiff seeks to enjoin the implementation of the limits. This matter is currently stayed. At this time it is unknown what fiscal impact this matter may have on the State General Fund.

Medicaid providers and beneficiaries filed four law suits against both the State and the federal government, seeking to enjoin a set of rate reductions that were approved by the federal government in October 2011 with an effective date of June 1, 2011. Managed Pharmacy Care, et al., v. Sebelius, California Medical Assoc., et al., v. Douglas, California Medical Transportation Assoc. Inc., v. Douglas and California Hospital Association, et al., v. Douglas. The district court entered a series of preliminary injunctions to prevent the rate reductions from taking effect. Both the federal and state DHCS appealed to the Ninth Circuit Court of Appeals. The Ninth Circuit reversed the district court, vacated the preliminary injunctions, and remanded the case. The Ninth Circuit denied plaintiffs' petitions for rehearing and request for a stay. The U.S. Supreme Court also has denied plaintiffs' requests for a stay. Plaintiffs filed two petitions for certiorari in the United States Supreme Court challenging the Ninth Circuit's decision.

Prison Healthcare Reform. The adult prison health care delivery system includes medical health care, mental health care and dental health care. There are two significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Brown is a class action regarding the adequacy of medical health care, and Coleman v. Brown is a class action regarding mental health care. A third case, Armstrong v. Brown is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representatives appointed by the Perez and

Armstrong courts, meet routinely to coordinate efforts in these cases. To date, ongoing costs of remedial activities have been incorporated into the State's budget process. However, at this time, it is unknown what future financial impact this litigation may have on the State General Fund.

In Plata and Coleman, discussed above, a three-judge panel was convened to consider plaintiffs' motion for a prisoner-release order. The motions alleged that prison overcrowding was the primary cause of unconstitutional medical and mental health care. After a trial, the panel issued a prisoner release order and ordered the State to prepare a plan for the reduction of approximately 40,000 prisoners over two years. The State filed its prisoner-reduction plan with the three-judge panel and filed an appeal in the U.S. Supreme Court. The U.S. Supreme Court affirmed the prisoner release order.

On January 7, 2013, the State moved to terminate the Coleman matter arguing that the prison mental health-care system is constitutional. The district court denied the State's motion and the State appealed. In January 2013, the State also moved to vacate the three-judge panel's prisoner-release order arguing that further population reductions are unnecessary in order for the State to provide appropriate health care to the prison population. The three-judge panel denied the State's motion and ordered the State to meet the court-ordered reduction by December 31, 2013. The State requested a stay of the order, which was denied by the U.S. Supreme Court. The State's request for review of the court-ordered reduction was also denied by the United States Supreme Court. Based on enactment of SB 105, which appropriated $315 million for a mix of increased prison capacity and long-term reforms to control prison crowding, the State asked the three judge panel for a three-year extension of the deadline for compliance with the population cap. On September 24, 2013, the panel granted an extension to January 27, 2014. Since that time, the panel granted an additional one-month extension to the State.

Actions Regarding Proposed Sale of State-Owned Properties. Two taxpayers filed a lawsuit seeking to enjoin the sale of State-owned office properties, which was originally scheduled to close in December 2010, on the grounds that the sale of certain of the buildings that house appellate court facilities required the approval of the Judicial Council, which had not been obtained, and that the entire sale constituted a gift of public funds in violation of the California Constitution and a waste of public funds in violation of State law. Epstein, et al. v. Schwarzenegger, et al. Plaintiffs' request for a preliminary injunction was denied. In a second action filed after the State decided not to proceed with the sale, and now coordinated with the Epstein matter, the prospective purchaser seeks to compel the State to proceed with the sale of the State-owned properties, or alternatively, for damages for breach of contract. California First, LP v. California Department of General Services, et al. The trial court denied the State's motion for judgment on the pleadings, in which the State asserted that the plaintiff should not be permitted to pursue claims for damages.

High-Speed Rail Litigation. In Tos, et al. v. California High-Speed Rail Authority, et al., petitioners claim that the defendant has not complied with the State's high-speed rail bond act in approving plans for the high-speed rail system. In Tos, the trial court ruled that the State's plan for funding the high-speed rail project did not comply with certain requirements in the bond act, and scheduled further briefing and a hearing regarding the appropriate remedy, if any. In High-Speed Rail Authority, et al. v. All Persons Interested, etc., the High-Speed Rail Authority is seeking to validate issuance of the bonds authorized for the high-speed rail system. After hearings, both matters have been taken under submission by the trial court. In the event of a ruling adverse to the State that delays or prevents issuance of the bonds, it is possible that the federal government may require the State to reimburse federal funds provided for the high-speed rail project. The potential amount of any such reimbursement cannot be determined at this time.

Connecticut

General Information

Connecticut is a highly developed and urbanized state, which is situated directly between the financial centers of Boston and New York. More than one quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of Connecticut. The State's population grew at a rate that exceeded the national growth rate during the period from 1940 to 1970, but has slowed substantially and trailed the national average markedly during the past four decades. In April 2010, Connecticut had a population count of over 3.57 million, an increase of 4.9% from the 2000 figure. This growth rate was higher than the regional growth rate (3.7%), but lower than the national one (9.7%). Connecticut's mid-year 2012 population of 3.59 million was an increase of 3.8% from 2002, compared to 3.1% in New England and 9.1% for the nation over the same period.

The State's economic performance is measured by personal income, which has been among the highest in the nation, and gross state product, which demonstrated slower growth in the early 2000s, but expanded at a healthy pace in 2004, exceeding the regional growth rates for the period from 2000 to 2009. Since then, the State's annual growth in gross state product has mostly performed better than the region, but mostly slower than the nation. Per capita personal income for Connecticut residents in 2011 was $57,902, the highest of any state and 139.3% of the national average. In 2012, the State produced $197.2 billion worth of goods and services.

After enjoying an extraordinary boom during the late 1990s, Connecticut, as well as the rest of the Northeast and the nation, experienced an economic slowdown during the recession of the early 2000s. After reaching 5.5% in 2003, Connecticut's unemployment rate declined to 4.4% in 2006. The recent recession, however, caused the unemployment rate to rise to 8.3% for 2009, compared with the national average for the same period of 9.3%. The State's average unemployment rate was 9.1% for 2010, and the nation's average during the same period was 9.6%. The State's average unemployment rate as of December 2011 was 8.9%, compared to a national average of 9.0%. The State's average unemployment rate was 8.3% for 2012, compared to a national average of 8.1% over the same period. On a preliminary basis, as of May 31, 2013, the average unemployment rates for Connection and the nation were 8.0% and 7.6%, respectively.

The State, together with the nation as a whole, continues to face economic and fiscal challenges brought on by the recent recession. The State's current and projected economic and fiscal conditions are subject to change based on a number of factors, including developments with respect to the national economy as a whole and the financial services sector, developments in the global economy, especially commodity prices such as oil, federal fiscal and economic policies, including fiscal stimulus efforts in general and the effect of such efforts on the State, the effect of the State's constitutional balanced budget requirement and spending cap provisions, and the timing of the adoption and implementation of legislative or executive actions to address these conditions.

State Finances

The State's fiscal year begins on July 1 and ends June 30. State statutory law requires that the budgetary process be on a biennium basis. In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides a framework for a cap on budget expenditures. The State Supreme Court has ruled that the provisions of the Constitutional budget cap require the passage of additional legislation by a three-fifths majority in each house of the General Assembly, which has not yet occurred. In the interim, the General Assembly has been following a provision of the State general statutes that contains the same budget cap as the Constitutional amendment.

The Governor may generally reduce budget allotment requests within certain prescribed limits. Additionally, whenever the State's cumulative monthly financial statement indicates a projected State General Fund deficit greater than 1% of the total State General Fund appropriations, the Governor is required within thirty days to file a report with the General Assembly, including a plan to modify agency allotments to the extent necessary to prevent a deficit.

Fiscal Accountability Reports. The Office of Policy and Management ("OPM") and the Office of Fiscal Analysis (the "OFA") each submit to the General Assembly, among other things, an estimate of State revenues, expenditures and ending balances for each fund, for the current biennium and the next ensuing three fiscal years, and the assumptions on which such estimates are based. Based on fiscal accountability reports submitted on November 15, 2012, OFA projected State General Fund deficits for Fiscal Years 2013-16 of $320.7 million, $1.138 billion, $1.016 billion and $934.1 million, respectively. OPM, in its report, projected a State General Fund deficit of $365.0 million for Fiscal Year 2013 and deficits for Fiscal Years 2014-16 of $1.080 billion, $858.6 million and $807.1 million, respectively. OPM projected these current services estimates to exceed the State's expenditure cap by $1.242 billion, $1.815 billion and $2.238 billion in Fiscal Years 2014-16, respectively. OFA similarly projected these current services estimates to exceed the State's expenditure cap by $1.362 billion, $2.015 billion and $2.406 billion in Fiscal Years 2014-16, respectively. Thus, significant expenditure reductions will be needed to remain below the expenditure cap. Factoring in only those total expenditures allowed by the expenditure cap, as opposed to expenditures based on the costs of continuing current operations, OPM projected State General Fund surpluses of $100.0 million, $829.4 million and $1.275 million in Fiscal Years 2014-16, respectively. OFA and OPM each has since revised its estimate for Fiscal Year 2013 to project a surplus in the State General Fund of $279.9 million and $236.6 million, respectively.

Consensus Revenue Estimates. OPM and OFA must issue consensus revenue estimates each year by November 10, which must cover a five-year period that includes the current biennium and the three following fiscal years. Each office also must, by January 15 and April 30 of each year, issue either a consensus revision of the estimate, or a statement that no revision is needed.

Budget Reserve Fund. The State constitution provides that any unappropriated surplus shall be deposited in the State's Budget Reserve Fund (the "BRF"), used to reduce State bonded indebtedness or for other purposes approved by a three-fifths majority in each house of the General Assembly. In any fiscal year, when the amount in the BRF equals 10% of the net State General Fund appropriations, no further transfers are made into the BRF. Notwithstanding the above, legislation is passed from time to time that assigns different uses to such surpluses. By statute, the Treasurer is directed to transfer, upon the written request of the Secretary of OPM, up to $15.0 million from the BRF to the State General Fund to be used as revenue for Fiscal Year 2012-13. A transfer of up to $220.8 million of the Fiscal Year 2013 projected surplus was authorized to be used in the upcoming 2014-2015 biennium. In addition, other legislation adopted requires that any remaining unappropriated surplus be deposited into the BRF.

State General Fund. The State finances most of its operations through the State General Fund. However, certain State functions, such as the State's transportation budget, are financed through other State funds. Legislation was passed in 2011 directing a transition from the use of a modified cash basis of accounting to the application of Generally Accepted Accounting Principles ("GAAP"). Beginning in Fiscal Year 2013, the Comptroller's annual report shall be submitted to the Governor by September 30th and prepared in accordance with GAAP. The 2011 legislation also requires that certain amounts of unappropriated surplus be reserved to address the GAAP deficit. This legislation requires that the budget, commencing with Fiscal Year 2013-14, be prepared on a GAAP basis. Commencing in Fiscal Year 2013-14, the Governor shall account for the projected amount necessary to extinguish any unreserved negative balance for the prior year before the start of the biennium.

Budget for Fiscal Years 2011-12 and 2012-13. On May 3, 2011, the General Assembly passed the biennial budget for Fiscal Years 2011-12 and 2012-13. The Governor signed the bill into law on May 4, 2011. State General Fund appropriations were $18.35 billion in Fiscal Year 2011-12 and $18.78 billion in Fiscal Year 2012-13. The budget was projected to result in a surplus of $369.3 million in Fiscal Year 2011-12 and $634.8 million in Fiscal Year 2012-13. The budget included savings of $1.0 billion annually from state employee concessions.

Numerous revenue enhancements were included in the biennial budget, including increasing the number of tax brackets for the personal income tax with a maximum rate of 6.7%. The sales tax was raised from 6.0% to 6.35% and numerous exemptions were eliminated. A 20% surcharge was imposed on the corporation tax for tax years 2012 and 2013. Other miscellaneous taxes were increased, including the tax on cigarettes and alcoholic beverages. Additional revenue of $1.5 billion is estimated from these tax increases in Fiscal Year 2011-12 and $1.3 billion in Fiscal Year 2012-13. An expanded health provider tax also was implemented that, when combined with the additional reimbursements from the federal government, will total over $600 million annually. The adopted budget was $1.0 million below the spending cap in Fiscal Year 2011-12 and $278.4 million below the spending cap in Fiscal Year 2012-13. The final adopted budget had a projected surplus of $80.9 million in Fiscal Year 2011-12 and $488.5 million in Fiscal Year 2012-13.

While the biennial budget included anticipated savings of $1.0 billion annually from State employee concessions, the State initially failed to achieve an agreement with State employees on that topic. Without an agreement, the Governor called for a special legislative session, which was held on June 30, 2011, for purposes of addressing the unattained labor related savings in the adopted Fiscal Year 2011-13 biennial budget. The General Assembly passed, and the Governor signed into law, legislation which provided the Governor with enhanced rescission authority through September 30, 2011, and allotment holdback authority to effectuate savings in the budget equivalent to the unattained labor related savings. On August 18, 2011, the Governor reached an agreement with the State employee unions which achieved the requisite number of votes and the number of bargaining groups required to ratify the agreement with the administration. The agreement was deemed approved as of August 22, 2011. The estimated savings resulting from the agreement and the additional savings recommended by the Governor were estimated to result in a balanced budget for the Fiscal Year 2011-13 biennial budget.

A special session of the General Assembly was held on October 26, 2011 for purposes of promoting economic development and job creation. The General Assembly passed, and the Governor signed into law, two pieces of legislation that authorized an additional $231 million in general obligation bonds for Fiscal Year 2011-12, $345 million for Fiscal Year 2012-13 and $25 million each year in each of Fiscal Years 2013-66. It also authorized $50 million for additional special tax obligation bonds for the Fix-it-First Bridges program in Fiscal Year 2011-12. The legislation modified certain tax credits offered by the State that are expected to result in a revenue loss of $8.5 million in Fiscal Year 2011-12 and $40.3 million in Fiscal Year 2012-13. Separate legislation authorized $290.7 million in general obligation bonds in varying amounts from Fiscal Year 2011-12 through Fiscal Year 2020-21 for purposes of establishing a research facility in Farmington in proximity to the University of Connecticut's Health Center.

Additional legislation passed in 2011 created a program to support the retention and growth of small businesses with 50 or fewer employees through a streamlined process that provides financial assistance in the form of revolving loans, job creation incentives, and matching grants. Loans are available from the revolving loan fund for a maximum of $100,000 per loan to assist small businesses with capital and operational needs. Job creation incentive loans of up to $250,000 per loan are also available to assist small businesses to spur growth, and payments on these loans may be deferred or forgiven if certain prescribed job creation goals are attained. A matching grant component provides grants up to $100,000 per grant to small businesses for training, working capital, acquisition of machinery and equipment, construction or leasehold improvements, relocation within the State, or other authorized expenses so long as the small business matches any funds awarded to it under this program. Separate legislation passed in 2011 provides for job creation incentives to employers to expand opportunities for unemployed workers. Under the program, small businesses and manufacturers with less than 50 full-time workers may receive wage and training subsidies of up to $12,500 per newly-hired person over six months if they hire an unemployed worker who meets the program eligibility requirements.

Fiscal 2011-12 Operations. Pursuant to the Comptroller's audited budgetary based financial report provided on December 31, 2012, as of June 30, 2012, State General Fund revenues were $18.562 billion, State General Fund expenditures and net miscellaneous adjustments were $18.705 billion and the State General Fund deficit for Fiscal Year 2011-12 was $143.5 million.

Fiscal Year 2012-13 Midterm Budget Adjustments. Based upon a recent consensus, Fiscal Year 2012-13 total revenues were anticipated to be $19.143 billion, total expenditures were anticipated to be $19.140 billion, and the revised budget was expected to result in a State General Fund surplus of $3.1 million for Fiscal Year 2012-13, which would be $142.3 million below the expenditure cap. The revised budget included policy changes which were expected to result in $75.4 million in additional revenue above the consensus revenue forecast. The more significant changes included a $70.1 million reduction in the State General Fund transfer to the Transportation Fund for Fiscal Year 2012-13, a $26.0 million reduction in expected federal revenue collections due primarily to expenditure changes made to federally reimbursable programs and $5.2 million in additional revenue due to the expansion of alcoholic beverage sales. The revised budget included additional appropriations of $187.5 million compared to the originally adopted budget for Fiscal Year 2012-13. The more significant changes included a $93.8 million increase to local education funding and an $85.3 million increase to the State Employees Retirement System. The revised budget included an increase of $601.3 million in general obligation bond authorizations to take effect in Fiscal Year 2012-13. The revised Fiscal Year 2012-13 budget also included an increase of $601.3 million in general obligation bond authorizations. The adjustments emphasize investments in State facilities, housing and education.

Fiscal 2012-13 Operations. Pursuant to the Comptroller's preliminary financial results State General Fund revenues for Fiscal Year 2012-13 were estimated to be $19.406 billion and expenditures and miscellaneous adjustments (including net appropriations continued and estimated lapses) were $19.007 billion. The State General Fund for Fiscal Year 2012-13 was estimated to have a surplus of $398.8 million under a budgetary basis. Of the surplus total, $220.8 million has been reserved for future fiscal year activity and $178.0 million has been reserved for a statutory transfer to the BRF bringing the BRF balance to $271.5 million.

Budget for Fiscal Years 2013-14 and 2014-15. The budget for Fiscal Years 2013-14 and 2014-15 was adopted in June 2013. The final budget provides for State General Fund appropriations of $17.188 billion in Fiscal Year 2014 and $17.498 billion in Fiscal Year 2015. The budget projects State General Fund revenues of $17.192 billion in Fiscal Year 2014 and $17.500 billion in Fiscal Year 2015, resulting in a projected surplus of $3.6 million in Fiscal Year 2014 and $2.2 million in Fiscal Year 2015. The adopted budget is anticipated to be $9.4 million below the expenditure cap for Fiscal Year 2014 and $166.3 million below the expenditure cap for Fiscal Year 2015.

The adopted budget made two significant changes in the manner in which the State appropriates for Medicaid expenditures within the Connecticut Department of Social Services ("DSS") and in the Connecticut Department of Mental Health and Addiction Services. The first change was undertaken as part of the upcoming implementation of the federal Affordable Care Act related to the increase in income eligibility under Medicaid from 53% of the federal poverty level to 133% of the federal poverty level (i.e., Medicaid expansion). The second change net-budgeted the Medicaid account in DSS. Beginning with Fiscal Year 2014, the State will commence net budgeting Medicaid expenditures within DSS, resulting in only the State's share of payments to private Medicaid providers being appropriated. These changes reduced both appropriations and revenues by $2.769 billion in Fiscal Year 2014 and by $3.205 billion in Fiscal Year 2015 compared to current services. The adopted budget also includes expenditure adjustments to reflect the conversion from a cash basis of accounting to an accrual basis of accounting as part of the planned conversion to GAAP-based budgeting.

The adopted budget includes $564.6 million in revenue enhancements in Fiscal Year 2014 and $160.5 million in Fiscal Year 2015. The significant revenue changes include: (i) the extension of certain tax measures that were anticipated to expire ($88.9 million in Fiscal Year 2014 and $101.0 million in Fiscal Year 2015); (ii) the elimination of certain revenue intercepts that are targeted toward municipal aid ($92.4 million in Fiscal Year 2014 and $97.9 million in Fiscal Year 2015); and (iii) transfers from other sources ($451.5 million in Fiscal Year 2014 and $176.4 million in Fiscal Year 2015). The largest transfer includes the use of the Fiscal Year 2013 surplus projected, at the time the budget was adopted, at $220.8 million. Other transfers include $109.7 million from the Special Transportation Fund and up to $35 million related to the State's assumption of certain responsibilities and corresponding reserves of the Connecticut Resource Recovery Authority. All other revenue changes represent a net $68.2 million reduction in Fiscal Year 2014 and a $214.8 million reduction in Fiscal Year 2015, primarily from the loss of matching federal funds.

The adopted budget also includes a net increase in general obligation bond authorizations totaling $1.620 billion in Fiscal Year 2014 and $1.581 billion in Fiscal Year 2015. The budget also includes $380.4 million in additional clean water revenue bond authorizations in Fiscal Year 2014 and $332.0 million in Fiscal Year 2015 and special transportation obligation bond authorizations of $706.7 million in Fiscal Year 2014 and $588.8 million in Fiscal Year 2015. Among other authorizations, the adopted budget proposes a $1.5 billion expansion to the existing UConn 2000 bond authorization, which would extend the UConn capital program through Fiscal Year 2024. This will increase the UConn 2000 bond authorization by $6.4 million in Fiscal Year 2014 and by $107 million in Fiscal Year 2015. Finally, the adopted budget restructures the outstanding 2009 Economic Recovery Notes by extending their maturity for two additional years.

The adopted budget also partially addresses the State's cumulative GAAP deficit, as the unassigned fund balance in the State General Fund estimated to be approximately $1.1 billion at June 30, 2013, through the issuance of general obligation bonds in an aggregate principal amount sufficient to general net proceeds of no more than $750 million and that mature no later than June 30, 2028.

Fiscal Year 2014 Operations. Pursuant to the Comptroller's report as of January 31, 2014, State General Fund revenues for Fiscal Year 2014 were estimated to be $17.614 billion and expenditures were estimated to be $17.1095 billion. This leaves a $506.8 billion surplus. The OPM agrees with the Comptroller's figure for revenue, but estimates that expenditures will be slightly higher, at $17.1099 billion, leaving a surplus of $504.4 billion.

State Indebtedness

The State has no constitutional limit on its power to issue obligations or incur debt other than that it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the question of incurring debt. Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incurrence of such debt, the maturity and terms of repayment thereof, and other related matters.

Pursuant to various public and special acts the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State General Fund; special tax obligation debt, which is payable from specified taxes and other funds that are maintained outside the State General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State General Fund. In addition, the State has a number of programs under which the State provides annual appropriation support for, or is contingently liable on, the debt of certain State quasi-public agencies and political subdivisions.

Direct General Obligation Debt. In general, the State issues general obligation bonds pursuant to specific statutory bond acts and the State general obligation bond procedure act, which provides that such bonds shall be general obligations of the State and that the full faith and credit of the State are pledged for the payment of the principal of and interest on such bonds as the same become due. There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or incurred in the future.

As of July 1, 2013, the State's net direct general obligation indebtedness (including the accreted value of capital appreciation bonds) for the payment of the principal of and the interest on which the State has pledged its full faith and credit or which is otherwise payable from the State General Fund is approximately $14.763 billion. As of that date, the State had $2.755 billion in authorized and unissued general obligation debt.

The following table sets forth the total approximate debt service on all outstanding long-term direct general obligation debt, as of July 1, 2013. Although not specifically reflected as a result of combining all outstanding long-term direct debt, the State generally issues general obligation bonds maturing within twenty years.

Fiscal Year	Total Debt Service (in billions of dollars)
2014	$1.89
2015	$1.82
2016	$1.75
2017	$1.45
2018	$1.41
2019	$1.31
2020	$1.19
2021	$1.14
2022	$1.14
2023	$1.13
2024	$1.04
2025	$0.93
2026-2033	$5.69
Total	$21.89

The General Assembly has empowered the State Bond Commission to authorize direct general obligation bonds pursuant to certain bond acts. Legislation was enacted to provide for a net increase in general obligation bond authorizations of $1.71 billion for Fiscal Year 2011-12, $2.65 billion for Fiscal Year 2012-13, $1.98 billion for Fiscal Year 2013-14 and $2.03 billion for Fiscal Year 2014-15.

Throughout 2012, the State conducted several general obligation bond issuances maturing in varying amounts and at varying times. The aggregate amount issued was slightly over $2 billion and the bonds were scheduled to start maturity as early as April 2013 with a final maturity as far out as October 2032. The bonds bear interest at variable rates based on a Securities Industry and Financial Markets Association ("SIFMA") index or have fixed rates ranging from 0.25% to 5.00% depending on the issuance. In December 2012, the State also issued $502.3 million in special taxable obligation bonds for transportation and infrastructure purposes.

More recently, the University of Connecticut issued $223.91 million in general obligation bonds on July 31, 2013. These bonds are secured by the State's debt service commitment, which is an annual amount for any debt service requirements when due and payable out of the resources of the State General Fund. The State also issued $700 million of general obligation bonds in multiple series throughout August 2013. As with the general obligation bonds issued in 2012, these bonds bear interest at variable rates based on a SIFMA index or have fixed rates ranging from 0.281% to 5.00% depending on the issuance.

Ratings. Moody's, S&P and Fitch have assigned their municipal bond ratings of Aa3, AA and AA, respectively, to the State's general obligation bonds. Moody's, S&P and Fitch have assigned their municipal bond ratings of Aa3, AA and AA, respectively, to the State's special tax obligation bonds.

Transportation Fund and Debt. In 1984, the State adopted legislation establishing a transportation infrastructure program and authorizing special tax obligation ("STO") bonds to finance the program. The infrastructure program is a continuous program for planning, construction and improvement of State highways and bridges; projects on the interstate highway system; alternate highway projects; waterway, mass transportation, transit and aeronautics facilities; the highway safety program and other facilities and programs administered by the Department of Transportation.

The cost of the infrastructure program for Fiscal Years 1985-2016, which is to be met from federal, State and local funds, was estimated at $29.4 billion. The State's share ($12.4 billion) is financed almost entirely by STO bonds with the remaining funds coming from fees, taxes, and revenues of the Special Transportation Fund (the "STF"), which accounts for all transportation related taxes, fees, and revenues. STO bonds are payable solely from STF revenues. The State's share of the cost of the infrastructure program for Fiscal Years 1985-2016 to be financed by STO bonds was estimated at $11.7 billion. The actual amount may exceed $11.7 billion to finance reserves and cost of issuance amounts. During Fiscal Years 1985-2013, $26.0 billion of the total infrastructure program was approved, with the remaining $3.3 billion required for Fiscal Years 2014-16. The remaining $3.3 billion is anticipated to be funded with $1.3 billion in STO bonds, $68 million in anticipated revenues and $2.0 billion in anticipated federal funds.

Debt service on State direct general obligation bonds for transportation purposes may be paid from resources of the STF, provided there is sufficient funding first to pay all STO debt service. For Fiscal Year 2011-12, the STF paid $1.2 million of State direct general obligation transportation debt service payments. The amount budgeted by the STF for such payments for Fiscal Year 2012-2013 was $6.2 million.

The STF's revenues and expenses undergo periodic legislative adjustment. In 2011, legislation (i) increased the base diesel tax rate to 29 cents per gallon (annual revenue gain of $8.7 million), (ii) reduced the annual transfer to the Transportation Strategy Board by $0.3 million, (iii) increased the sales tax rate from 6.0% to 6.35%, (iv) increased the scheduled transfers to the STF from the State General Fund from oil companies tax revenue by $61.6 million to $226.9 million in Fiscal Year 2011-12, by $34.1 million to a total of $199.4 million in Fiscal Year 2012-13, and positively thereafter through Fiscal Year 2015-16, and (v) adjusted various transportation related fees which were projected to result in an additional $19.3 million in annual revenue starting in Fiscal Year 2011-12. The legislation also reduced the transfer from the State General Fund by $42.5 million in Fiscal Year 2011-12 to a total of $81.55 million. Future transfers remain unchanged at $172.8 million. In the aggregate, these changes were projected to result in net revenue gains in the STF of $48.3 million in Fiscal Year 2011-12 and $62.2 million in Fiscal Year 2012-13. During 2012, the transfer to the STF was reduced by an aggregate amount of $77.6 million for Fiscal Year 2012-2013.

Other Special Revenue Funds and Debt. The State also issues bonds for various special revenue funds and projects. As of February 1, 2013, the following special revenue bonds were issued and outstanding: Bradley International Airport Revenue Refunding Bonds ($141.6 million outstanding), Bradley International Airport Special Obligation Parking Revenue Bonds ($37.4 million outstanding) and Clean Water Fund Revenue Bonds ($906.76 million outstanding). On February 21, 2013, an additional $162.170 million Clean Water Fund Revenue Bonds were issued.

The State pays unemployment compensation benefits from the Unemployment Compensation Fund, which is funded by unemployment taxes collected from employers. To fund possible shortfalls, the State can issue bonds. As of February 1, 2013, the State had borrowed $647 million from the Federal Unemployment Trust Fund to fund a deficit in the State's Unemployment Compensation Fund and anticipated that such borrowing will not increase above that amount during calendar year 2013.

Contingent Liability Debt. The General Assembly has the power to impose limited or contingent liabilities upon the State in such a manner as it may deem appropriate and as may serve a public purpose. This power has been used to support the efforts of quasi-public agencies, municipalities and other authorities formed to carry out essential public and governmental functions by authorizing these entities to issue indebtedness backed, partially or fully, by State General Fund resources. Not all entities that are authorized to issue such indebtedness have done so.

Under the General Obligation Bond Program, Connecticut Innovations ("CI") issues bonds to finance eligible economic development and information technology projects. General revenues of CI, which are not otherwise pledged, are made available to service the debt of bonds issued under the General Obligation Bond Program. Although such bonds may also be secured by a special capital reserve fund, to date only $30.56 million of such bonds have been secured by such a fund. As of February 1, 2013, $1.5 million of those bonds remain outstanding.

The Connecticut Health and Educational Facilities Authority ("CHEFA") was established to assist in the financing of facilities for educational or health care purposes. CHEFA is a subsidiary of The Connecticut Higher Education Supplemental Loan Authority. The General Assembly has authorized CHEFA to issue up to $100 million special obligation bonds to be secured by special capital reserve funds to finance equipment acquisitions by hospitals. CHEFA is also allowed to issue revenue bonds to finance facility improvements for the Connecticut State University System, which are secured by one or more special capital reserve funds. CHEFA also is authorized to issue bonds and loan the proceeds to various entities to finance child care facilities. The Department of Education may enter into commitments to apply monies for each such entity to pay the debt service on the loans in amounts sufficient to cover a portion of the debt service on CHEFA's Child Care Facilities Bonds. The State Department of Education is obligated to provide a portion of the funds to make debt service payments, which payments are to be made by the Treasurer. Any obligation by the State Department of Education or the Treasurer to pay such debt service is subject to annual appropriation.

As of February 1, 2013, CHEFA had approximately $61.2 million in Child Care Facilities Bonds outstanding with annual debt service of approximately $4.6 million, of which the State Department of Education is committed to pay approximately $4.2 million. The remaining portion of debt service is to be paid from State Department of Education intercepts of revenues from providers. In April 2013, CHEFA issued $25 million State Connecticut Higher Education Supplemental Loan Authority Revenue Bonds.

The General Assembly also authorized the Capital City Economic Development Authority ("CCEDA") to use a special capital reserve fund in connection with revenue bonds for the convention center in Hartford. The State Bond Commission also approved up to $122.5 million of revenue bonds and other borrowings for the convention center. The bonds are to be backed by State contractual assistance equal to annual debt service. CCEDA has issued $110 million of its revenue bonds backed by the State's contract assistance agreement equal to annual debt service on the revenue bonds, of which $97.54 million was outstanding as of February 1, 2013. An additional $12.5 million of borrowing, not backed by the contract assistance agreement, has also been incurred. Under the agreement between CCEDA and the State, after completion of the convention center project, CCEDA is required to maintain pledged revenues equal to 1.2 times debt service, after operating expenses. The Governor created a new Capital Region Development Authority ("CRDA"), which is the successor to CCEDA. CRDA will be given broader powers over development in the City of Hartford and the surrounding towns.

Legislation passed in 2011 created the Connecticut Airport Authority ("CAA"), a new quasi-public authority of the State, which is responsible for the management and operation of Bradley International Airport and the State's other state-owned and operated general aviation airports. The new board replaces the Bradley Board of Directors and the legislation provides for the transition of the management and operations of Bradley Airport and the State's other general aviation airports from the State's Department of Transportation to CAA. The legislation authorizes the issuance of revenue bonds, including bonds backed by a special capital reserve fund.

Assistance to Municipalities. In addition to the limited or contingent liabilities that the State has undertaken in connection with the activities of its quasi-public agencies, the State has undertaken certain limited or contingent liabilities to assist municipalities. The State currently has limited or contingent liabilities outstanding in connection with bonds issued by the Southeastern Connecticut Water Authority. The State previously was obligated pursuant to the establishment of certain special capital reserve funds to secure certain bonds issued by the Cities of Bridgeport,

Waterbury and West Haven to fund past budget deficits; however all such bonds have been refunded. The State previously had guaranteed debt service on such bonds, or such bonds had been secured by a special capital reserve fund. However, in the case of any such bonds not yet redeemed or paid at maturity, irrevocable escrows have been established to pay such bonds. Legislation also authorized distressed municipalities, in certain circumstances and subject to various conditions, to issue deficit funding obligations secured by a special capital reserve fund. There are no such obligations currently outstanding.

School Construction Grant Commitments. The State is obligated to various cities, towns and regional school districts under a grant-in-aid public school building program to fund certain costs of construction and alteration of school buildings and to support part of the interest payments on municipal debt issued to fund the State's share of such school building projects. Legislation enacted in 1997 changed the method of financing the State's share of local school construction projects. For school construction projects approved during the 1997 legislative session and thereafter, the State pays the cost of its share of construction projects on a progress payment basis during the construction period. The State has authorized new school construction grant commitments of approximately $345 million for Fiscal Year 2012-13. As of June 30, 2013, the Commissioner estimated that current grant obligations were approximately $2.792 billion.

Other Contingent Liabilities. The Connecticut Lottery Corporation ("CLC") was created in 1996 as a public instrumentality of the State to operate the State's lottery. The State and the CLC purchase annuities under group contracts with insurance companies that provide payments corresponding to the obligation for payments to lottery prize winners. The State has transferred to the CLC all annuities purchased by it and the CLC has assumed responsibility for the collection of revenue generated from the lottery and for the payment of all lottery prizes.

Pension and Retirement Systems

State Employees' Retirement Fund. The State is responsible for funding and maintaining the State Employees' Retirement Fund ("SERF"). For periods ended June 30, 2012, the Treasurer realized annualized net returns on investment assets in SERF of 7.44% over the past twenty years, of 5.82% over the past fifteen years, of 5.91% over the past ten years and of 1.07% over the past five years. As of June 30, 2013, the market value of the SERF's investment assets was $9.197 billion. The November 2012 actuarial valuation determined that the State has annual contribution requirements of (i) $1.269 billion for Fiscal Year 2013-14; and (ii) $1.379 billion for Fiscal Year 2014-15, resulting in an annual employer contribution rate of 37.82% of payroll and 43.94% of payroll, in each of those respective fiscal years. It is anticipated that the State will be able to meet its annual contribution requirements in each of Fiscal Years 2012-13, 2013-14 and 2014-15.

Teachers' Retirement Fund. The Teachers' Retirement Fund ("TRF") provides benefits for teachers, principals, supervisors, superintendents or other eligible employees in the State's public school systems. For periods ended June 30, 2012, the Treasurer realized annualized net returns on investment assets in TRF of 7.56% over the past twenty years, of 5.95% over the past fifteen years, of 6.08% over the past ten years and of 1.27% over the past five years. As of June 30, 2013, the market value of the TRF's investment assets was $14.481 billion. The State appropriated sufficient funding to meet its annual contribution requirements of $559.2 million and $581.6 million for Fiscal Years 2009-10 and 2010-11, respectively. The State appropriated $757.2 million for Fiscal Year 2011-12 and $787.5 million for Fiscal Year 2012-13, which was sufficient to fully fund the employer contribution requirements for Fiscal Years 2011-12 and 2012-13. The October 2012 actuarial valuation determined that the required employer contributions would be $94.85 billion for Fiscal Year 2013-2014 and $98.41 billion for Fiscal Year 2014-15. The adopted budget for the Fiscal Year 2014-2015 biennium contains appropriations sufficient to fully fund the employer contribution requirements for such biennium.

Social Security and Other Post-Employment Benefits. State employees, except for police and members of a retirement system other than SERF, whose employment began after February 21, 1958, are entitled to Social Security coverage. The amount expended by the State for Social Security coverage for Fiscal Year 2009-10 was $290.6 million, of which $216.7 million was paid from the State General Fund and $13.7 million was paid from the STF. For Fiscal Year 2010-11, $296.5 million was expended, of which $217.7 million was paid from the State General Fund and $14.6 million was paid from the STF. For Fiscal Year 2011-12, $228.0 million was expended, of which $215.0 million was paid from the State General Fund and $13.0 million was paid from the STF. The State has appropriated $236.4 million for Social Security coverage for Fiscal Year 2012-13. Of this amount, $218.5 million has been appropriated and allotted from the State General Fund and $17.9 million has been appropriated and contributed from the STF.

The State also provides post-retirement health care and life insurance benefits to all employees who retire from State employment. In order to fund its obligations, the State has established a trust for the accumulation of assets with which to pay post-retirement health care benefits in future years. The State will need to make significant State General Fund appropriations for post-retirement health care and life insurance benefits in upcoming fiscal years. For Fiscal Year 2011-12 State General Fund expenditures on post-retirement health care and life insurance benefits were $562.2 million and $4.4 million, respectively. For Fiscal Year 2012-13, the projected State General Fund expenditures on post-retirement health care and life insurance benefits are $531.9 million and $4.5 million, respectively.

Litigation

The State and its officers and employees are parties to numerous legal proceedings. The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable, but the Attorney General believes that most of these legal proceedings will not, either individually or in the aggregate, have a material adverse impact on the State's financial position. There are, however, several legal proceedings, which, if decided adversely against the State, either individually or in the aggregate, may require the State to make material future expenditures or may impair revenue sources. In the opinion of the State's Attorney General, an adverse judgment in any of the matters described below could have a fiscal impact on the State of $15 million or more.

Bouchard v. State Employees Retirement Commission is a state court proceeding representing an administrative appeal from a denial by the State Employees Retirement Commission ("SERC") of a request to recalculate the pensions of three retirees, based on the 2007 case of Longley v. State Employees Retirement Commission and its progeny. In Longley, the State Supreme Court held that SERC was required to include a retiree's final prorated longevity payment in his or her final year salary, for the purpose of calculating retirement benefits. In April 2009, SERC adopted a resolution to extend Longley retroactively to October 2, 2001. The plaintiffs in Bouchard comprise State employees who retired prior to October 2, 2001, who have appealed the denial and seek a recalculation of current pension benefits, an award of past underpayment of benefits and attorney's fees. This case has been certified as a class action. The class approximates 18,000 retirees. The matter is in the discovery stage.

Briggs v. Bremby. On March 6, 2012 a class action lawsuit was filed alleging systemic failures by DSS to process applications for the Supplemental Nutrition Assistance Program (SNAP), commonly known as food stamps, in a timely fashion. Plaintiffs allege that DSS has failed to comply with the food stamp statutes and federal regulations that require eligibility to be determined with "reasonable promptness." Plaintiff seeks declaratory relief, as well as preliminary and permanent injunctive orders requiring DSS to process applications for food stamps and to provide these benefits on a timely basis. The State filed an objection to the motion for preliminary injunction and filed a motion to dismiss on the grounds that plaintiffs may not bring an action under §1983 for violation of the food stamp processing standard. The district court denied the defendant's motion to dismiss and found that a preliminary injunction should be issued but reserved the content of the injunction until such time as the defendant has exhausted an appeal of its ruling or the time for taking an appeal had lapsed. The court took no action on the motion for class certification. The State filed its notice of appeal on January 4, 2013 but the appellate court dismissed the State's appeal as premature. In May 2013, the district court issued a preliminary injunction that included a grant of class certification of applicants who have sought food stamps whose application was not timely processed as required by federal law. The preliminary injunction requires defendants to monitor and evaluate applications that are not timely processed and to grant SNAP eligibility to those applicants whose applications are not timely processed due the defendants' "fault." The order also requires defendants to meet increasing compliance with federal timeliness deadlines over the next year starting in August 2013 (70% compliance) until it reaches 97% compliance in May 2014. Defendants have filed a motion for reconsideration seeking clarification of the order and amendment of its provisions that are not compliant with the applicable federal regulations. Defendants will consider an appeal after resolution of the motion for reconsideration.

Computers Plus Center, Inc. and Malapanis v. Department of Information Technology. On January 29, 2010, Computers Plus Center ("CPC") was awarded $18.3 million for violation of its due process rights by the Department of Information Technology ("DOIT"). DOIT alleged that CPC had failed to provide certain components required by a contract between the two parties. CPC's counterclaim, essentially one for reputational harm to CPC's business, arose out of DOIT's termination of the contract and the denial of CPC's bids for other computer contracts, as well as press statements and other communications relating to the matter. The trial court reduced the verdict to $1.83 million. Both sides have filed appeals that remain pending. The counterclaim plaintiff is challenging the reduction of the verdict, and DOIT is appealing the verdict and award of any damages against it. The appeal has been argued before the Connecticut Supreme Court, and the parties await a decision.

Connecticut Association of Health Care Facilities v. Rell. On January 28, 2010, plaintiff, a trade association representing for-profit nursing homes, filed a lawsuit against Governor Rell. The suit alleges that the nursing homes are systematically undercompensated under the State's Medicaid payment system in violation of both the Federal Medicaid Act and State and federal constitutional guarantees against the taking of private property without just compensation. While the lawsuit seeks only declaratory and injunctive relief, an adverse ruling requiring substantial modifications to the State's nursing home Medicate reimbursement system could have a material fiscal impact on the State. The trial court granted the defendants' motion to dismiss with the exception of one count of the complaint and denied the plaintiff's request for a preliminary injunction. The plaintiff appealed the denial of the preliminary injunction. The appellate court affirmed the trial court's decision denying the preliminary injunction and denied plaintiff's motion for reconsideration and rehearing en banc. The case was stayed in the trial court, until the U.S. Supreme Court issued its opinion in three consolidated cases addressing the availability of a similar claim, at which time the parties were obligated to report to court. On February 22, 2012, the U.S. Supreme Court issued its opinion in Douglas v. Independent Living Center. That decision effectively eliminated most of the plaintiff's case because of the court's deference to the federal approval of the challenged Medicaid plan. The U.S. Supreme Court also identified the federal Administrative Procedure Act review as the appropriate avenue for challenging a state plan instead of a court action. Connecticut's Medicaid plan had been approved by the federal Center for Medicare and Medicaid Services. Plaintiff chose not to proceed on the claim for which a preliminary injunction was denied but not dismissed, electing instead to appeal the dismissal of their takings claim. The trial court dismissed the appeal by summary order dated March 28, 2013. A writ of certiorari was due no later than June 26, 2013, but none was filed.

Connecticut Coalition for Justice in Education Funding et al. v. Rell, et al. Plaintiffs are a non-profit coalition comprised of parents, teachers, school administrators and educational advocates, as well as several parents on behalf of their minor children. Plaintiffs claim the students' State constitutional rights to a free public education are being violated by inequitable and inadequate financing of their schools by the State. They allege that the State's principal mechanism for the distribution of public school aid presently fails to assure both substantially equal educational opportunities and a suitable education for minority students. The action seeks declaratory and injunctive relief, including the appointment of a special master to oversee changes to State school financing, continuing Court jurisdiction and attorney fees and costs. The court ruled that the Coalition, as opposed to the other plaintiffs, lacks legal standing to pursue the claims. The plaintiffs sought to replead to overcome the impact of this ruling. The defendants moved to strike the plaintiffs' claims for "suitable" education under the State Constitution. On September 17, 2007, the trial court issued a ruling granting the State's motion to strike three counts of the plaintiffs' complaint. After the court's ruling, one count of the plaintiffs' complaint remained, alleging that the plaintiffs have been denied substantially equal education opportunity in violation of the State Constitution. The State did not move to strike that count. The plaintiffs sought and obtained permission to appeal immediately to the Connecticut Supreme Court. On March 30, 2010, the State Supreme Court reversed the trial court, ruled that the State Constitution guarantees public school students a right to suitable educational opportunities and remanded for a determination of whether such opportunities are being provided. The State Supreme Court has recently established a schedule for discovery and scheduled a trial to commence in 2014. However, by motion dated January 9, 2013, the State renewed its request that the operative complaint be dismissed. The State is challenging the standing of the Connecticut Coalition for Justice in Education Funding to bring this case and arguing that the case is both moot because the educational system in place at the time suit was filed has substantially changed, and not yet ripe for adjudication because the process of implementing the Governor's far-ranging educational reform has not yet been completed. The State's motion to dismiss remains pending. The State also is seeking to modify the scheduling order, including by extending the trial date currently set for 2014.

Indian Tribes. While the various cases described in this paragraph involving alleged Indian Tribes do not specify the monetary damages sought from the State, the cases are mentioned because they claim State land and/or sovereignty over land areas that are part of the State. Several suits have been filed since 1977 in federal and State courts on behalf of alleged Indian Tribes in various parts of the State, claiming monetary recovery as well as ownership to land in issue. Some of these suits have been settled or dismissed. It is possible that other land claims could be brought by other Indian groups, who have petitioned the federal government for federal recognition. In any of the land claims matters, irrespective of whether federal recognition is granted, denied or upheld, a particular tribe could institute or renew land claims against the State or others, or press the claims it has already asserted.

Schaghticoke Tribal Nation. One such suit was filed by the alleged Schaghticoke Tribal Nation claiming privately owned and town-held lands in the Town of Kent. The State is not a defendant to that action. In February 2012, the land claim defendants filed a motion for judgment on the pleadings, and on September 30, 2012, the district court granted the motion and entered judgment of dismissal. The Schaghticoke Tribal Nation has appealed the dismissal. In February 2004, the Federal Bureau of Indian Affairs ("BIA") issued a final determination granting federal recognition to the Schaghticoke Tribal Nation. The State appealed that decision to the Federal Department of the Interior ("DOI"), which on May 13, 2005 vacated that determination and remanded the matter to the BIA for reconsideration. On October 12, 2005, the DOI declined to acknowledge the Schaghticoke Indian Tribe, and the alleged Tribe appealed that decision. The land claims have been stayed pending resolution of the federal recognition matter. On October 19, 2009, the appellate court denied the appeal and affirmed the trial court's ruling. The Schaghticoke Tribal Nation filed a petition for writ of certiorari with the U.S. Supreme Court seeking review of the Court of Appeals' decision, and on October 4, 2010, the petition was denied. The land claims are no longer stayed given the resolution of the federal recognition matter.

Eastern Pequot Tribe. In June 2002, the BIA issued a final determination granting federal recognition to the Historic Eastern Pequot Tribe. The State appealed that decision to the DOI, which on May 13, 2005 vacated that determination and remanded the matter to the BIA for reconsideration. On October 12, 2005, the BIA declined to acknowledge the Eastern Pequot Tribe. On January 13, 2012, a group claiming to represent the Eastern Pequot Tribe filed an appeal challenging on various grounds the denial of federal recognition. In April 2012, the Federal Government filed a motion to dismiss the appeal and the district court granted the motion to dismiss on March 31, 2013.

Juan F. v. Malloy (Previously Juan F. v. Weicker). Since 1991, the State Department of Children and Families ("DCF") has been operating under the provisions of a federal court-ordered consent decree in this case. In October 2003, the State entered into an agreement with the court monitor and plaintiffs' attorneys to end judicial oversight of the agency by November 2006. The agreement was reviewed and approved by the court. The agreement included the establishment of a task force appointed to monitor the transition, which included the court-appointed monitor who was given full and binding authority to develop an appropriate exit plan. The exit plan developed by the monitor included an open-ended funding provision, which the State objected to on State constitutional grounds. The court approved the exit plan in full in December 2003 and denied the State's request to reconsider the plan in February 2004. In 2005, the court entered orders that ended the task force and revised the monitoring order, but left in place the open-ended funding provision. By letter dated May 5, 2008, the plaintiffs notified the defendants and the court-appointed monitor of their view that the defendants "are in actual or likely noncompliance" with two provisions of the revised monitoring order. Pursuant to the order, the parties entered mediation. The plaintiffs requested as a remedy the appointment of a limited receiver tailored to address the defendants' performance regarding the two identified provisions. The court approved a stipulation by the parties resolving the plaintiffs' claims in July 2008. The State has continued to work with the plaintiffs and the court monitor to meet the requirements of the exit plan. On April 13, 2010, the State moved to vacate the consent decree and the exit plan, arguing that DCF had substantially complied with their provisions and that further judicial oversight was, therefore, unwarranted. That motion was denied on September 22, 2010. On August 17, 2010, the court ruled that children receiving voluntary services—a program permitting parents to obtain services for disabled children without relinquishing custody—were included in the Juan F. class and entered an order prohibiting cessation of new admissions to the program. A motion for reconsideration of that ruling was denied on December 22, 2010. The court monitor's report for the period ended September 30, 2011 indicates that DCF was in compliance with 15 of 22 outcome measures during the reporting period. The exit plan requires compliance with all 22 outcome measures as a condition precedent for ending judicial oversight of DCF. Rather than wait until DCF is in compliance with all 22 outcome measures, by agreement of the parties, the court monitor has begun the process of pre-certifying the outcome measures for compliance through a case review process. The parties and the court monitor are meeting regularly to continue the pre-certification process, to determine which measures are needed to comply with the exit plan and working towards the goal of ending the federal court oversight.

Paul Shafer and Joshua Harder v. Bremby. This case is a class action lawsuit filed on January 9, 2012 in federal district court challenging the failure of the DSS to process Medicaid applications, including spend down cases as a separate sub-class, in a timely fashion. Plaintiffs allege that DSS has failed to comply with the federal Medicaid statute that requires eligibility to be determined with "reasonable promptness" and the related federal implementing regulations. In addition, plaintiffs claim that DSS' failure to provide timely adequate notice of the denial of eligibility violates their federal due process rights. Plaintiffs seek declaratory and class wide injunctive relief. The State filed an objection to the motion for preliminary injunction and a motion to dismiss on the grounds that plaintiffs may not bring an action for violation of the Medicaid reasonable promptness standard. The court heard argument on the motion to dismiss in November of 2012, but has not yet rendered a decision. In May 2013, the court held a hearing to take evidence on the preliminary and permanent injunctions reserving an additional hearing for evidence on remedies until after a determination of liability. The court has not yet issued its decisions and has indicated that it will hold an additional hearing on remedies if it concludes that a permanent injunction should issue.

Sheff v. O'Neil. This case is a superior court action brought in 1989 on behalf of school children in the Hartford school district. In 1996, the State Supreme Court reversed a judgment that the trial court had entered for the State, and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs. The State Supreme Court directed the General Assembly to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The State Supreme Court also directed the trial court to retain jurisdiction of this matter.

In December 2000, the plaintiffs filed a motion seeking to have the trial court assess the State's compliance with the Supreme Court's 1996 decision. Before the court ruled upon that motion the parties reached a settlement agreement, which was deemed approved by the General Assembly and approved by the Supreme Court on March 12, 2003. Under the settlement agreement, the State was obligated over a four-year period to, among other things, open two new magnet schools in the Hartford area each year, substantially increase the voluntary interdistrict busing program in the Harford area, and work collaboratively with the plaintiffs in planning for the period after the four-year duration of the settlement. That agreement expired in June 2007 and the anticipated costs of the agreement were expended.

On August 23, 2006, the City of Hartford moved to intervene in the case, and on January 4, 2007, the trial court granted that motion. On July 5, 2007, the plaintiffs filed a motion for an order to enforce the judgment and to order a remedy, alleging that the State remained in material non-compliance with the mandate. In November 2007, the trial court began a hearing on the plaintiffs' motion, and in January 2008 completed that hearing.

On April 4, 2008, a tentative settlement was presented to the General Assembly, which approved the settlement on May 4, 2008. The court approved it on June 12, 2008. Thereafter, the City of Hartford also agreed to settle with the parties, and this stipulation was approved by the court on August 28, 2008. Under these settlements and court orders, the State has ongoing obligations to work toward certain enumerated goals by June 30, 2013 aimed at reducing racial, ethnic and economic isolation in the Hartford public schools, as detailed in the orders themselves.

The State has completed year 4 of the stipulation, which requires that it meet 80% of demand for reduced racially isolated school settings by end of year 5 (June 2013). The State met 72% of demand. Because the State fell short of the 80% goal by more than 1%, it may be deemed a material breach which may result in court action. However, notwithstanding a failure to meet the 80% demand standard, there is no material breach if a minimum of 41% of Hartford-resident minority students are in a reduced-isolation setting by the end of year 5. The current figures indicate that just under 37% of Hartford resident minority students are in reduced isolation settings. The parties were permitted to enter into negotiations to extend the stipulation one year to June 2014. In May 2013, an agreement to extend the stipulation was entered into by the parties. At this time, the parties have initiated negotiations of a new settlement agreement that would require approval by the General Assembly.

State Employees Bargaining Agent Coalition v. Rowland. This case was brought by a purported class of terminated State employees who sued the Governor and the Secretary of OPM alleging that they were fired in violation of their constitutional rights. The plaintiffs claim back wages, damages, attorneys' fees and costs. The defendants moved to dismiss the action based on absolute immunity. The court denied the motion on January 18, 2005, and the defendants appealed. On July 10, 2007, the U.S. Court of Appeals remanded the case back to the trial court. The parties subsequently moved for summary judgment on all remaining claims. By ruling dated July 1, 2011, the trial court granted the defendants' motion, denied plaintiffs' motion and ordered the case dismissed. That ruling has been appealed by the plaintiffs to the U.S. Court of Appeals, which appeal was argued on August 27, 2012 and remains pending. The same purported class brought related state law claims under the caption Conboy v. State of Connecticut. On October 20, 2006 the trial court denied the State's motion to dismiss, and the State appealed. The appeal has been denied and the case was remanded to the trial court for further proceedings. By order dated May 31, 2013, the trial court sustained the appeal directing that summary judgment enter in plaintiffs favor on the official capacity claims and remanding for entry of appropriate equitable relief. In addition, the remand order requires that the individual capacity claims against the former Governor and Secretary of the OPM proceed through discovery and eventually trial. The Attorney General has publicly announced his intention to seek review by the U.S. Supreme Court. A petition for writ of certiorari is due 90 days from the date of the trial court's ruling. A motion to stay the mandate pending filing and disposition of the certiorari petition has been filed and remains pending.

State of Connecticut Office of Protection and Advocacy for Persons with Disabilities v. The State of Connecticut, et al. This federal suit was brought in February 2006 on behalf of individuals with mental illnesses in nursing facilities in the State. The plaintiffs argue that the State has violated the Americans with Disabilities Act by failing to provide services for the acknowledged group in the most integrated setting suitable to the needs of the eligible individuals. In September 2007 the court dismissed the plaintiff's case for lack of standing, although it left open the ability for proper plaintiffs to replead. On September 8, 2008, the plaintiffs filed an amended complaint to add five additional nursing home residents as plaintiffs. The defendants filed a motion to dismiss. On March 31, 2010, the court denied the defendants' motion to dismiss the amended complaint and granted the plaintiffs' motion for class certification. The court established a schedule for discovery and set an anticipated trial date, but the matter was stayed by agreement of the parties while they discuss possible settlement. The parties continue to make substantial progress towards a negotiated resolution.

State of Connecticut v. Philip Morris, Inc., et al. This case is the action that resulted in the 1998 Master Settlement Agreement ("MSA"), through which Connecticut and fifty-one other states and territories resolved their claims against the major domestic tobacco manufacturers. From 2004-2008, the State was engaged in litigation against several tobacco companies that participate in the MSA regarding the calculation of the companies' payments to the State for 2003. The litigation focused on whether the parties' payment dispute must be decided by the state courts or by an arbitration panel. In December 2008, the Connecticut Supreme Court ruled that the MSA requires all aspects of the payment dispute to be arbitrated. There is now an ongoing multistate arbitration proceeding regarding the calculation of the 2003 payments. If that arbitration results in a decision adverse to the State, and that decision is upheld in court, it could result in a substantial reduction of Connecticut's annual MSA payment for some future years. A similar demand for arbitration is pending regarding the calculation of the 2004 payments. Further arbitrations could, at some point, result in substantial reductions in Connecticut's annual MSA payments. It is not known when there will be a decision as to Connecticut or any other state. A minority of states and the tobacco manufacturers have proposed a partial settlement of the arbitration, which a majority of the states, including Connecticut, oppose on the grounds that it violates the MSA. The parties reached a settlement approved by the arbitrators which settlement could be challenged in one or more state courts.

Massachusetts

General Information

Massachusetts is a relatively slow growing but densely populated state with a well-educated population, comparatively high income levels and a relatively diversified economy. Massachusetts has a comparatively large percentage of its residents living in metropolitan areas. As of July 1, 2013, the population density of Massachusetts was estimated at 853.7 persons per square mile, as compared to 89.4 for the United States as a whole, and the Commonwealth ranked third among the states in percentage of residents living in metropolitan areas (98.5%). The city of Boston is the largest city in New England, with an estimated 2012 population of 636,479. The Massachusetts economy is diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate, rental and leasing, manufacturing, professional and technical services and finance and health care and social assistance) contributed 48.4% of the Commonwealth's GDP in 2012.

Real per capita income levels in Massachusetts increased faster than the national average between 1994 and 1997. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4%. From 2001 to 2003, real income declined in Massachusetts while staying roughly flat for the nation. However, real income levels in Massachusetts remained well above the national average. In 2006 and 2007, income in the Commonwealth grew faster than in the nation, and since 2008, Massachusetts personal income has either declined more slowly, or grown more quickly, than the nation during the recession and its aftermath. In 2009, Massachusetts, New England and the United States experienced the biggest decline in personal income in over four decades, but figures have increased since that time. In 2012, the per capita income average in the Commonwealth was $55,976. Only the District of Columbia, and Connecticut have had higher levels of per capita personal income.

The unemployment rate in Massachusetts was consistently below the national average from mid-1995 through November 2005. The Massachusetts rate exceeded the U.S. rate for 14 out of 17 months between January 2006 and May 2007, but only three of those differences exceeded 0.2%. From June 2007 to October 2013, the Commonwealth rate has been at or below the comparable (seasonally adjusted) U.S. rate. From October 2009 to June 2010 that rate peaked at 8.7%. The average unemployment rate for 2012 in Massachusetts and the nation was 6.7% and 8.1%, respectively. As of December 2013, the unemployment rate for Massachusetts and the nation was 7.0% and 7.6%, respectively.

Commonwealth Finances

Cash Flow. The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. All short-term cash flow borrowings, including both commercial paper and revenue anticipation notes ("RANs"), must be repaid by the end of the fiscal year (June 30). The Commonwealth has relied upon its commercial paper program for additional liquidity since 2002.

The Stabilization Fund was established as a reserve of surplus revenues to be used for the purposes of covering revenue shortfalls, covering state or local losses of federal funds or for any event which threatens the health, safety or welfare of the people or the fiscal stability of the Commonwealth or any of its political subdivisions. The Stabilization Fund ended Fiscal Year 2012 with a balance of $1.652 billion, which represented a $273 million increase from the close of Fiscal Year 2011.

The Commonwealth ended Fiscal Year 2013 with a non-segregated cash balance of approximately $2.276 billion. The most recent cash flow statement projects a Fiscal Year 2014 ending balance of approximately $2.007 billion. The Commonwealth's five-year capital investment plan calls for Fiscal Year 2014 capital spending of approximately $2.85 billion, which includes $2.0 billion in bond cap for Fiscal Year 2014, $576.2 million for the Accelerated Bridge Program and $151.9 million for project finance spending. Including capital expenditures supported by federal reimbursements, capital spending is expected to total $3.12 billion in Fiscal Year 2014. On September 18, 2013, the Commonwealth completed the sale of $800 million in RANs to help reinforce the Commonwealth's available cash given anticipated fluctuations in tax revenue collections. These RANs are expected to mature in April, May and June 2014.

Fiscal Year 2015 capital spending is projected to be approximately $2.73 billion, including $2.13 billion in bond cap spending, $487.4 million for the Accelerated Bridge Program and $114.7 million for project finance spending.

Fiscal Year 2013. The Fiscal Year 2013 budget, as originally approved, authorized approximately $32.002 billion in spending, exclusive of approximately $1.552 billion in required pension contributions and $163 million in Fiscal Year 2012 spending authorized to be continued into Fiscal Year 2013. Approximately $266 million in supplemental appropriations were authorized during Fiscal Year 2013. Subsequent to year-end, an additional supplemental budget was enacted totaling approximately $175 million in new Fiscal Year 2013 appropriations, all of which were continued to Fiscal Year 2014 and re-appropriated.

On November 1, 2013, the Comptroller closed the books on Fiscal Year 2013. Fiscal Year 2013 budgeted fund total expenditures and other uses exceeded Fiscal Year 2013 budgeted fund total revenues and other financing sources by $115 million, and Fiscal Year 2013 ended with a budgeted fund balance of $1.874 billion. Of that amount, $1.557 billion was reserved in the Stabilization Fund, $297 million was reserved for continuing appropriations and debt service, and $21 million was undesignated.

The Stabilization Fund balance of $1.557 billion at the end of Fiscal Year 2013 represents a $95 million decrease from Fiscal Year 2012. The Commonwealth withdrew $550 million from the Stabilization Fund to help maintain budgetary balance in Fiscal Year 2013. In addition, $5 million of investment income was transferred from the Stabilization Fund to the Commonwealth General Fund, and a total of $47 million in capital gains tax revenue was deposited to the Stabilization Fund and then transferred from the Stabilization Fund to the State Retiree Benefits Trust Fund ("SRBTF") and the Pension Liability Fund. The Fiscal Year 2013 withdrawals from the Stabilization Fund were offset by $500 million in transfers to the Stabilization Fund from the Commonwealth General Fund.

Fiscal Year 2014. The Fiscal Year 2014 budget was enacted by the Legislature on July 1, 2013 and approved by the Governor on July 12, 2013. A $4.075 billion interim budget for the first 30 days of Fiscal Year 2014 had been enacted by the Legislature and approved by the Governor on June 21, 2013. Total spending in the Fiscal Year 2014 budget amounts to approximately $34.063 billion. The Fiscal Year 2014 budget assumes tax revenues of $22.797 billion, reflecting the consensus tax estimate of $22.334 billion, adjusted for the impact of revenue initiatives enacted as part of the budget. The tax estimate also reflects the estimated cost of $24.3 million for the subsequently enacted two-day sales tax holiday held on August 10-11, 2013 (the final cost was approximately $24.6 million). Approximately $1.060 billion of the $22.797 billion tax estimate is assumed to be generated from taxes on capital gains. Approximately $37 million of that amount will be deposited into the Stabilization Fund and will not be available for budgetary purposes.

The Fiscal Year 2014 budget relies on $672 million in one-time resources to support recurring spending. Among the one-time resources assumed as part of the Fiscal Year 2014 budget is a $350 million withdrawal from the Stabilization Fund and using reversions of excess debt service appropriations instead of tobacco settlement proceeds to fund the scheduled fiscal 2014 State Retiree Benefits Trust Fund deposit ($51 million). The net withdrawal, after accounting for projected deposits of capital gain revenues and tax settlements, is $169 million. The Fiscal Year 2014 Stabilization Fund ending balance, based on fiscal 2013 year-to-date deposits and withdrawals and those assumed in the Fiscal Year 2014 budget is projected to be $1.388 billion.

On September 27, 2013, the Governor signed a bill that repealed the expansion of the sales tax to computer software and systems design services that had been enacted by the Legislature on July 24, 2013, retroactive to its effective date. The tax had been expected to raise $181 million annually by Fiscal Year 2018. The Fiscal Year 2014 budget had included $161 million in expected revenue from the tax.

On January 14, 2014, based on updated projections and year-to-date tax collections through December, the Fiscal Year 2014 tax revenue estimate was increased by $403 million to $23.200 billion. The revised estimate represents a 1.8% increase to the original estimate and a 4.9% increase over Fiscal Year 2013 collections.

On January 22, 2014, the Governor filed legislation requesting supplemental appropriations totaling $126.6 million ($107.1 million after accounting for off-setting revenues), including $45.4 million for family emergency shelter services, $16 million for premium costs associated with new municipalities joining the Group Insurance Commission which are expected to be paid from revenues received from those municipalities, $14.5 million for a reserve to offset projected deficiencies at state sheriffs' offices, $11.1 million for costs associated with collective bargaining and $7.9 million for a reserve to support community college engagement in urban communities.

Fiscal Year 2015. On January 22, 2014, the Governor filed with the Legislature his budget recommendations for Fiscal Year 2015. The Governor's Fiscal Year 2015 budget recommendations propose spending of $36.372 billion, a 4.9% increase from Fiscal Year 2014 estimated spending levels. The Governor's budget proposals assume enactment of his proposed changes to the settlements and judgments law which would permit approximately $204 million in settlements and judgments in excess of $10 million to be used to support the Fiscal Year 2015 budget.

The Fiscal Year 2015 budget recommendations include the following revenue proposals: the elimination of the sales tax exemption for candy and soda which is expected to generate $57 million in Fiscal Year 2015; $46 million from the delay of the FAS 109 deduction, which will become effective in the next tax year; $30 million from applying the corporate tax rate to pass-through entities owned by insurance companies and security corporations; $11 million in state revenues from imposing the room occupancy tax on transient rentals and clarifying that hotel resellers must collect hotel occupancy taxes on their mark-ups; and $20 million from the modernization of bottle redemption laws to include a broader group of beverage sales subject to the 5¢ bottle deposit.

Commonwealth Revenues. In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the Commonwealth's budgeted operating funds. The major components of Commonwealth taxes are the income tax, which accounted for approximately 57.3% of the total tax revenues in Fiscal Year 2013, the sales and use tax, which accounted for approximately 23.1%, and the corporations and other business and excise taxes, which accounted for approximately 10.1%. Other tax and excise sources accounted for the remaining 9.5% of Fiscal Year 2013 tax revenues.

Fiscal Year 2013. Tax revenues for Fiscal Year 2013 totaled approximately $22.123 billion, an increase of approximately $1.008 billion (4.8%) compared to Fiscal Year 2012. This increase is attributable, in large part, to an increase of approximately $403.1 million (23.6%) in income tax payments with returns and extensions, an increase of approximately $273.2 million (14.9%) in income cash estimated payments, an increase of approximately $248.3 million (2.5%) in withholding collections and an increase of approximately $104.5 million (2.1%) in sales and use tax collections. These revenue increases were partly offset by a decline of approximately $58.3 million (2.5%) in corporate and business tax collections. Fiscal Year 2013 tax collections were approximately $627.2 million above the revised benchmark for the Fiscal Year 2013 tax revenue estimate of $21.496 billion.

Fiscal Year 2014. The Fiscal Year budget assumes tax revenues of $22.797 billion, reflecting the consensus tax estimate of $22.334 billion, adjusted for the positive impact of revenue initiatives enacted as part of the budget. The tax estimate also reflects the estimated cost of the subsequently enacted two-day sales tax holiday held on August 10-11, 2013 ($24.6 million). Approximately $1.060 billion of the $22.797 billion tax estimate is assumed to be generated from taxes on capital gains. Approximately $37 million of that amount will be deposited into the Stabilization Fund and will not be available for budgetary purposes.

Preliminary tax revenues for the first eight months of Fiscal Year 2014 totaled approximately $14.531 billion, an increase of approximately $1.136 billion (8.5%) over the same period in Fiscal Year 2013. The year-to-date tax revenue increase is attributable, in large part, to an increase of approximately $322.9 million (4.8%) in withholding collections, an increase of approximately $94.3 million (29.9%) in income tax payments with returns and bills, an increase of approximately $93.7 million (6.8%) in income tax cash estimated payments, an increase of approximately $205.3 million (5.9%) in sales and use tax collections, an increase of approximately $313.9 million (33.5%) in corporate and business tax collections, and an increase of approximately $156.5 million (12.9%), in several other tax categories (including estate tax, motor fuels tax, cigarette tax and deeds), which were partly offset by an increase in income cash refunds of approximately $25.2 million (13.4%). Year-to-date fiscal 2014 tax collections (through February, 2014) were approximately $288 million above the year-to-date benchmark associated with the revised Fiscal Year 2014 tax revenue estimate of $23.2 billion.

On December 4, 2013, the Commissioner of Revenue certified that the income tax rate on most classes of taxable income would be reduced from 5.25 % to 5.20%, effective January 1, 2014. The Department of Revenue estimates that the revenue impact of this rate reduction will be between $60 million and $70 million for Fiscal Year 2014 and between $125 million and $140 million for Fiscal Year 2015. On January 14, 2014, based on updated projections, the Fiscal Year 2014 tax revenue estimate was increased by $403 million to $23.200 billion.

Fiscal Year 2015. On January 14, 2014, a Fiscal Year 2015 consensus tax revenue estimate of $24.337 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The Fiscal Year 2015 consensus tax revenue estimate represents revenue growth of 4.9% actual from the revised Fiscal Year 2014 estimate of $23.200 billion. The $24.337 billion figure includes off-budget transfers totaling $3.398 billion. Accordingly, after taking into account the $122 million of capital gains tax revenue that exceeds the Fiscal Year 2015 threshold (and therefore must be deposited into the Stabilization Fund), it was agreed that $20.817 billion would be the maximum amount of tax revenue available for the Fiscal Year 2015 budget.

Federal and Other Non-Tax Revenues. Federal Revenue. Federal revenue is collected through reimbursements for the federal share of entitlement programs such as Medicaid and, beginning in federal Fiscal Year 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF"). The amount of federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon maintenance of effort spending level determined annually by the federal government. Federal reimbursements for Fiscal Year 2013 amounted to $8.22 billion and are projected to be $8.56 billion for Fiscal Year 2014. Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services. For Fiscal Year 2013, these revenues were $3.370 billion and are projected to be $3.594 billion for Fiscal Year 2014.

Lottery Revenues. For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission. This accounted for net transfers from the Lottery of $1.003 billion, $989.7 million, $976.5 million, $1.075 billion and $1.050 billion in Fiscal Years 2009 through 2013, respectively. The Fiscal Year 2014 budget assumed total transfers from the Lottery of $1.036 billion to fund various commitments appropriated by the Legislature from the State Lottery Fund and the Arts Lottery Fund, including $848.7 million in appropriations for local aid to cities and towns, with the balance, if any, to be transferred to the Commonwealth General Fund. On December 11, 2013, the Lottery updated its Fiscal Year 2014 net profit projection to $957.3 million, which corresponds to net operating revenues of $1.056 billion.

Tobacco Settlement. On November 23, 1998, the Commonwealth joined with other states in entering into a master settlement agreement ("MSA"), which resolved the Commonwealth's and the other states' litigation against the cigarette industry. Under the MSA, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth's allocable share of the base amounts payable under the MSA is approximately 4.04%. The Commonwealth had estimated its allocable share of the base amounts under the agreement through 2024 to be approximately $8.96 billion, subject to adjustments, reductions and offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments, they are entitled to reduce future payments under the MSA, and certain manufacturers withheld payments to the states that were due in April of each year from 2006 through 2011. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth also was awarded $414.3 million from a separate Strategic Contribution Fund established under the MSA to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the calendar years 2008 through 2017.

MSA payments were initially deposited in a permanent trust fund (the Health Care Security Trust), with only a portion of the moneys made available for appropriation. Beginning in Fiscal Year 2003, however, the Commonwealth has appropriated the full amount of MSA receipts in each year's budget. The balance accumulated in the Health Care Security Trust amounted to $509.7 million at the end of Fiscal Year 2007. The Fiscal Year 2008 budget established the SRBTF for the purposes of depositing, investing and disbursing amounts set aside solely to meet liabilities of the state employee' retirement system for health care and other non-pension benefits for retired members of the system. In Fiscal Year 2008 the Health Care Security Trust's balance was transferred to the SRBTF. The budgets for Fiscal Years 2010-12 transferred all payments received by the Commonwealth in those fiscal years pursuant to the MSA from the Health Care Security Trust to the Commonwealth General Fund. The Fiscal Year 2012 budget included a requirement that, beginning in Fiscal Year 2013, 10% of the annual tobacco payments are to be transferred to the SRBTF ($253.5 million in Fiscal Year 2013), with the difference deposited to the Commonwealth General Fund, and that the amount deposited to the SRBTF is to increase by 10% increments annually thereafter until 100% of all payments are transferred to that Fund. However, the Fiscal Year 2014 budget includes provisions that change the funding source for this transfer, but for Fiscal Year 2014 only. It is projected that approximately $50 million (equal to 20% of tobacco settlement proceeds) will be transferred to the SRBTF in Fiscal Year 2014 as a result of these provisions. The Commonwealth has received approximately $3.79 billion in payments under the MSA.

Gaming. On November 22, 2011 the Governor approved legislation that authorize the licensing of up to three regional resort casinos (one per region) and one slot facility (up to 1,250 slots) in the Commonwealth. The legislation established an appointed, independent state gaming commission to oversee the implementation of the law and the regulation of the resultant gaming facilities. Licensing fees collected by the commission are to be applied to a variety of one-time state and local purposes, and gaming revenues received by the Commonwealth are to be applied to a variety of ongoing expenses, including local aid and education, with stipulated percentages also to be deposited in the Stabilization Fund and applied to debt reduction. The legislation stipulates that initial licensing fees, which are to be set by the gaming commission, must be at least $85 million per casino (a "Category 1" license) and $25 million for the slot facility (a "Category 2" license). At the time the Fiscal Year 2014 budget was enacted, it was assumed that two Category 1 licenses and one Category 2 license would be awarded by June 30, 2014 and that $83 million of licensing revenues would be available for budgetary purposes during Fiscal Year 2014. It is now assumed that the fees related to one of the Category 1 licenses will be collected in Fiscal Year 2015 rather than Fiscal Year 2014. To the extent that licensing fee revenues are not available by the end of Fiscal Year 2014 to support the $83 million in budgeted expenditures, those expenditures will instead be supported by other resources, with the Commonwealth expecting to be reimbursed for such costs in Fiscal Year 2015 when the second Category 1 license fee is collected. Aggregate tax revenues from gaming licenses are expected to total approximately $300 million per year once the facilities are operational.

An initiative petition and related lawsuit to repeal the authorizing legislation has been filed. If the petitioners prevail in their lawsuit, the petition may, accordingly, be placed before the Legislature and could appear on the 2014 general election ballot. The pendency of the petition may affect the willingness of approved licensees to pay their licensing fees (which are nonrefundable) until the outcome of the repeal effort can be determined. That, in turn, could affect the timing of certain payments currently assumed in the Fiscal Year 2014 budget.

Commonwealth Expenditures

Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial local aid payments to its cities, towns and regional school districts to mitigate the impact of local property tax limits on local programs and services. Local aid payments take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and non-appropriated funds. Direct local aid payments were $5.115 billion in Fiscal Year 2013 and are projected to be $5.22 billion in Fiscal Year 2014.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since Fiscal Year 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. In Fiscal Year 2007, this legislation was revised to adjust the formula by which the Commonwealth calculates its local aid payments. The Fiscal Year 2014 budget includes funding for education aid of $4.30 billion. This level of funding brings all school districts to the foundation level called for by 1993 education reform legislation and is an increase of $130 million over the Fiscal Year 2013 state-supported amount of $4.17 billion.

Medicaid. The Commonwealth's Medicaid program, MassHealth, provides health care to low-income children and families, certain low-income adults, disabled individuals and low-income elderly. The program, which is administered by the Executive Office of Health & Human Services ("EOHHS"), receives 50% in federal reimbursement on most Medicaid expenditures. Under the federal Affordable Care Act (the "ACA"), beginning January 1, 2014, MassHealth receives 75% to 100% federal reimbursement for spending on newly eligible members and certain existing members.

Healthcare is the largest item in the Commonwealth's budget and has been one of the fastest growing budget items. Medicaid spending from Fiscal Years 2007-12 grew by 6.08% on a compound annual basis. During the same period, Medicaid enrollment was estimated to have increased 3.9% on a compound annual basis, driven largely by eligibility expansions and the individual mandate prescribed by the 2006 health care reform legislation. The economic recession also contributed to Medicaid membership increases from Fiscal Years 2009 to 2012. For Fiscal Year 2013, 38.4% of the Commonwealth's budget was devoted to Medicaid and the Commonwealth Care program. Fiscal Year 2012 and 2013 Medicaid spending was $10.431 billion and $10.800 billion, respectively. MassHealth was able to make certain payments in June 2013 that were previously scheduled to occur in Fiscal Year 2014 as part of an annual cash management strategy which alleviated a portion of the anticipated budget pressures in Fiscal Year 2014. The Fiscal Year 2014 budget assumes base caseload growth of 2.8% over Fiscal Year 2013.

The Fiscal Year 2014 budget includes $12.113 billion for the MassHealth program. This is approximately $1.3 billion higher than Fiscal Year 2013 spending. The growth in MassHealth expenditures is largely driven by the expansion of the eligible population due to the federal ACA beginning January 1, 2014. Under the ACA, Massachusetts residents (subject to limited exception) below 133% of the federal poverty level will become eligible for a new MassHealth program. The incremental cost of the ACA expansion population in the second half of Fiscal Year 2014 is estimated to be $458 million, with projected revenues of $485 million. The Commonwealth's estimates suggest that 325,000 residents will become eligible for this new program, including 137,000 MassHealth members currently covered under other programs. The majority of the remaining 189,000 new members will shift over from other Commonwealth-subsidized health insurance programs including Commonwealth Care (107,000 members), the Health Safety Net (36,000 members), and the Medical Security Program (2,000 members), while the other 45,000 are new to Commonwealth-subsidized health insurance and are expected to join MassHealth throughout the first six months of ACA implementation.

EOHHS is coordinating a statewide effort to implement the ACA and to actively pursue federal health reform grants. Through September 2013, the Commonwealth has been awarded more than $387 million in federal grant funds under the ACA. Massachusetts also was awarded $44 million in federal funding to support the multi-payer transition away from fee-for-service payments towards alternative payment methodologies.

The Governor's Fiscal Year 2015 budget recommendations include programmatic appropriations of $13.465 billion for the MassHealth program, which is 11% higher than projected Fiscal Year 2014 spending. The budget fully funds implementation of the ACA, with Fiscal Year 2015 being the first full fiscal year in which the ACA program shifts are in effect. While this represents a significant portion of the growth in MassHealth's programmatic appropriations, nearly 80% of the spending on the ACA Expansion population is offset by federal reimbursements.

Commonwealth Care. State health care reform legislation enacted in 2006 created the Commonwealth Health Insurance Connector Authority ("Health Connector") to, among other things, administer the Commonwealth Care program, a subsidized health insurance coverage program for adults whose income is up to 300% of the federal poverty level and who do not have access to employer-sponsored insurance. Commonwealth Care began enrolling individuals on October 1, 2006. The Health Connector also administers the Commonwealth Choice program, a non-subsidized program providing health insurance coverage options to individuals ineligible for subsidies and to Massachusetts-based small employers. Most of the funding to support these programs is paid out of the Commonwealth Care Trust Fund, which is supported by the Commonwealth General Fund and other dedicated revenue sources. There are approximately 180,000 residents enrolled in Commonwealth Care. Spending for Commonwealth Care in Fiscal Year 2013 was $823.2 million. The first half of Fiscal Year 2014 will operate with the current Commonwealth Choice program. The second half of Fiscal Year 2014, however, will operate with the Commonwealth's Health Insurance Exchange. As a result of ACA implementation, Health Connector spending is expected to decrease by an estimated $250 million in Fiscal Year 2014.

On December 20, 2011 the Commonwealth's Medicaid waiver was renewed by Centers for Medicare and Medicaid Services ("CMS") and will extend through June 30, 2014. The $26.750 billion agreement, which represents a $5.690 billion increase over the previous waiver, preserves existing eligibility and benefit levels in the Medicaid and Commonwealth Care programs and includes more than $13.3 billion in revenue to the Commonwealth through federal financial participation. The waiver supports alternative payment models and integrated care through Delivery System Transformation Initiative incentive payments to eligible safety net hospitals. The total amount of payments over the three year period is up to $628 million, of which up to $82.2 million is expected to be covered by state resources annually. On September 30, 2013, the Commonwealth submitted a request to extend the Commonwealth's Medicaid waiver for a new five year term, beginning July 1, 2014 and continuing through June 30, 2019.

Health Safety Net Trust Fund ("HSN"). HSN makes payments to hospitals and community health centers for providing certain health care services to their low-income patients who are not eligible for health insurance or cannot afford it. HSN is funded primarily through assessments on hospitals and health insurance providers. HSN demand in Fiscal Year 2014 is expected to exceed available resources by $101 million. This shortfall would have been larger if not for the impact of the ACA. By expanding coverage opportunities for HSN members, the demand for HSN services is expected to be $80 million lower than it would have been without ACA. The impact of the ACA is expected to grow in Fiscal Year 2015 to a projected $196 million in demand reduction and the HSN shortfall is expected to decrease to $34 million.

Public Assistance. Through the Department of Transitional Assistance, the Commonwealth administers three major programs of public assistance for eligible residents: transitional aid to families with dependent children; emergency aid to the elderly, disabled and children; and the state supplemental benefits for residents enrolled in the federal supplemental security income program. In addition, the Commonwealth is responsible for administering the entirely federally funded Supplemental Nutrition Assistance Program ("SNAP," formerly the food stamps program), which provides food assistance to low-income families and individuals. The Department oversees state homeless shelter programs and spending for families and individuals. Lastly, beginning in Fiscal Year 2008, the Commonwealth established a new supplemental nutritional assistance ("SNA") program, which provides small supplemental benefits to working families enrolled in the SNAP program. Total budgeted operating funds for the Department of Transitional Assistance were $733.6 million in Fiscal Year 2012 and $723.3 million in Fiscal Year 2013. Spending is projected to be $759.6 million in Fiscal Year 2014.

Federal welfare reform legislation enacted on August 22, 1996 eliminated the federal entitlement program of aid to families with dependent children and replaced it with block grant funding for TANF. The Commonwealth must meet federal maintenance-of-effort requirements in order to be eligible for the full TANF grant award. In February 2006, federal legislation reauthorized the TANF block grant providing $459.4 million annually exempt from federal sequestration. Under federal TANF program rules, Massachusetts must meet the federal work participation rate (i.e., the percentage of work-eligible individuals receiving assistance who are participating in work or training-related activities allowed under the program) is 50% for all families and 90% for two-parent families. States can lower their work participation rate requirement by applying credits earned through annual caseload reductions. In order to assist in meeting these requirements, in Fiscal 2008, the Commonwealth established the SNA program. Working families receiving SNAP are enrolled in SNA if they meet the TANF work requirements and are categorically eligible for TANF, thus assisting the Commonwealth in meeting the federal participation rate.

Other Health and Human Services. The Office of Health Services encompasses programs and services from the Department of Public Health ("DPH"), the Department of Mental Health, and the Division of Health Care Finance and Policy. Their goal is to promote healthy people, families, communities and environments through coordinated care. The Office of Health Services spent $1.116 billion in Fiscal Year 2012 and $1.150 billion in Fiscal Year 2013. Spending is projected to be $1.299 billion in Fiscal Year 2014. DPH spent $488.3 million in Fiscal Year 2012 and $507.8 million Fiscal Year 2013. Spending is projected to be $559.4 million in Fiscal Year 2014. The Department of Mental Health spent $613.1 million in Fiscal Year 2012 and $638.1 million in Fiscal Year 2013. Spending is projected to be $708.4 million in Fiscal Year 2014. The Division of Health Care Finance and Policy spent $14.1 million in Fiscal Year 2012 and $3.6 million in Fiscal Year 2013. Spending is projected to be $30.7 million in Fiscal Year 2014.

Commonwealth Pension Obligations. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the state. The Commonwealth assumed responsibility, beginning in Fiscal Year 1982, for payment of cost of living adjustments for all local retirement systems. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these systems and providing that systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the federal Social Security System. The Commonwealth's employees' and teachers' retirement systems are partially funded by employee contributions of regular compensation, which rates vary depending on when the employee was hired.

On November 16, 2011, the Governor approved legislation containing pension reforms, including increasing the retirement ages, eliminating early retirement subsidies and increasing the period for average earnings from the highest three years to the highest five years for all new state employees who join a retirement system on or after April 2, 2012. The legislation is expected to generate savings over the next 30 years estimated at more than $3 billion for the Commonwealth and nearly $2 billion for municipalities.

On June 25, 2012, the Governmental Accounting Standards Board voted to approve new standards that will modify the accounting and financial reporting of the Commonwealth's pension obligations. The new standards will require the Commonwealth to report in its statement of net position a net pension liability (i.e., the difference between the total pension liability and the assets set aside in a trust and restricted to paying benefits to current employees, retirees and their beneficiaries) and will require immediate recognition of more pension expense than is currently required. The new standards will be effective for Fiscal Year 2015.

On September 25, 2013, the Public Employee Retirement Administration Commission ("PERAC") released its actuarial valuation of the Commonwealth's total pension obligation as of January 1, 2013. This valuation was based on the plan provisions in effect at the time and on member data and asset information as of December 31, 2012. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $28.348 billion, including approximately $9.068 billion for the Massachusetts State Employees' Retirement System ("MSERS"), $17.348 billion for the Massachusetts Teachers' Retirement System ("MTRS"), $1.688 billion for Boston Teachers and $244.1 million for cost-of-living increases reimbursable to local systems. The PERAC valuation study estimated the total actuarial accrued liability as of January 1, 2013 to be approximately $71.866 billion (comprised of $29.385 billion for MSERS, $39.135 billion for MTRS, $3.101 billion for Boston Teachers and $244.1 million for cost-of-living increases reimbursable to local systems). Total assets were valued on an actuarial basis at approximately $43.517 billion based on a five-year average valuation method, which equaled 99.4% of the January 1, 2013 total asset market value.

The most recent pension funding schedule for payments into the Commonwealth's Pension Liability Fund was filed on January 14, 2014. The assumptions underlying the new funding schedule include valuation of assets and liabilities as of January 1, 2013, an annual rate of return on assets of 8.0%, and appropriation increases of 10% per year until Fiscal Year 2017 with 7% increases thereafter until the final amortization payment in Fiscal Year 2036 (four years before the statutory requirement).

Higher Education. The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution. Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education. Fiscal Year 2012 and 2013 spending on higher education totaled $937.1 million and $990.8 million, respectively. Projected Fiscal Year 2014 spending is $1.082 billion.

Capital Spending

The Executive Office for Administration and Finance maintains a multi-year capital spending plan, including an annual administrative limit on certain types of capital spending by state agencies. On December 4, 2013, the Governor released a five-year capital investment plan for Fiscal Year 2014 through Fiscal Year 2018, totaling over $18.9 billion. With the release of the plan, the Governor announced that the bond cap is expected to be $2 billion for Fiscal Year 2014, plus $205 million in unused bond cap from Fiscal Year 2013 which has been carried forward to support spending in Fiscal Year 2014. The bond cap for Fiscal Year 2015 is projected to be $2.125 billion, and the bond cap for Fiscal Year 2016 through Fiscal Year 2018 is projected to be $2.250 billion.

The bond cap determination is based on the debt affordability policy, under which the Commonwealth sets the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues. For future fiscal years, 3% annual growth is assumed, which is the 10-year historic annual average growth in budgeted revenues. In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap to not more than $125 million through Fiscal Year 2015. This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels.

Massachusetts Bay Transportation Authority. The Massachusetts Bay Transportation Authority ("MBTA") issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. Prior to July 1, 2000, the Commonwealth supported MBTA bonds, notes and other obligations through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA's net cost of service (current expenses, including debt service, minus current income).

Beginning July 1, 2000, the Commonwealth's annual obligation to support the MBTA for operating costs and debt service was limited to a portion of the state sales tax revenues, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000. The Commonwealth's obligation to pay such prior bonds is a general obligation. As of August 31, 2013, the MBTA had approximately $388.8 million of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through Fiscal Year 2030, with annual debt service in the range of approximately $118 million to $87 million through Fiscal Year 2015 and declining thereafter.

Commonwealth Indebtedness

General Authority to Borrow. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

General Obligation Debt. The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note. As of February 28, 2014, the Commonwealth had approximately $19.1 billion in issued and outstanding general obligation debt, of which $15.5 billion (approximately 81%) was fixed rate debt and $3.6 billion (19%) was variable rate debt. The Commonwealth's outstanding general obligation variable rate debt consists of several variable rate structures. Most of the outstanding variable rate bonds are in the form of variable rate demand bonds, which account for $759.3 million of outstanding general obligation debt as of February 28, 2014. Other outstanding variable rate structures include London Interbank Offered Rate ("LIBOR") index bonds, auction rate securities, and consumer price index bonds. The variable rate demand bonds are generally supported by liquidity facilities that require the bonds to be tendered by a specified date if the facility is not replaced or the bonds are not otherwise refinanced. As of February 28, 2014, the Commonwealth had approximately $443.5 million of bonds in such a mode. Of the variable rate debt outstanding, the interest rates on $2.8 billion of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate swap agreements. These agreements are used as hedges to mitigate the risk associated with variable rate bonds.

Under state finance law, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The remaining variable rate debt of $771.9 million, or approximately 4.05% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a periodic basis.

As of February 28, 2014, the Commonwealth had outstanding approximately $141.8 million ($76.6 million principal and $65.3 million discount) of variable rate "U. Plan" bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.

The Commonwealth has issued general obligation bonds in the form of Build America Bonds ("BABs"), which were authorized under ARRA. The Commonwealth is entitled to receive a cash subsidy from the federal government equal to 35% of the investment payable on the BABs provided the Commonwealth makes certain required filings in accordance with applicable federal rules. Such interest subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. The Commonwealth is obligated to make payments of principal and interest on the BABs whether or not it receives interest subsidy payments. As of February 28, 2014, the Commonwealth had approximately $2.1 billion of BABs outstanding.

The Commonwealth is authorized to issue short-term general obligation debt as RANs or bond anticipation notes ("BANs"). RANs may be issued in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued. BANs may be issued in anticipation of the issuance of bonds, including special obligation convention center bonds. In addition, as of February 28, 2014, the Commonwealth had liquidity support for a $200 million commercial paper program which it utilizes regularly for cash flow purposes.

Special Obligation Debt.

The Commonwealth Transportation Fund. The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Commonwealth Transportation Fund (formerly the Highway Fund). Revenues that are currently accounted to the Commonwealth Transportation Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. As of February 28, 2014, the Commonwealth had outstanding $286.9 million of such special obligation bonds secured by a pledge of 6.86¢ of the 24¢ motor fuels excise tax.

The Commonwealth is also authorized to issue $1.875 billion of special obligation bonds secured by a pledge of all or a portion of revenues accounted to the Commonwealth Transportation Fund to fund a portion of the Commonwealth's accelerated structurally-deficient bridge program. As of February 28, 2014, the Commonwealth had outstanding $1.412 billion of such bonds. A portion of the outstanding bonds were issued as BABs (approximately $419.8 million) and as Recovery Zone Economic Development Bonds ("RZEDBs") (approximately $156.4 million). Such election entitles the Commonwealth to receive cash subsidy payments from the federal government equal to 35% of the debt service payable on the BABs and 45% of the debt service payable on the RZEDBs provided, in both cases, the Commonwealth makes certain required filings in accordance with applicable federal rules. Such subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. On March 4, 2013, the Internal Revenue Service indicated that such interest subsidy payment would be subject to a sequestration reduction of 8.7% through September 30, 2013. On that date, the Internal Revenue Service then announced that such interest subsidy payment will be subject to a sequestration reduction of 7.2% through September 30, 2014. Federal legislation has since extended these sequestration provisions through federal fiscal year 2024. Beginning in Fiscal Year 2012, such payments received by the Commonwealth are required to be deposited in a Build America Bonds Subsidy Trust Fund, to be used, without further legislative appropriation, to pay debt service related to such bonds.

Convention Center Fund. The Commonwealth is authorized to issue $694.4 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston, tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield. In June 2004, the Commonwealth issued $686.7 million of special obligation bonds secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities, $638.7 million of which remained outstanding as of February 28, 2014.

Federal Grant Anticipation Notes. The Commonwealth has issued federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel Project ("CA/T Project") in anticipation of future federal reimbursements. The notes are not general obligations of the Commonwealth. The notes mature between Fiscal Year 2006 and Fiscal Year 2015. Such notes are secured by the pledge of federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises. In practice, the interest on such notes has been paid from state appropriations. As of February 28, 2014, $349.1 million of such notes remained outstanding. The lien securing such notes has been closed to further issuance.

The Commonwealth also is authorized to issue an additional $1.1 billion of subordinated grant anticipation notes secured by future federal funds to fund a portion of the Commonwealth's accelerated structurally deficient bridge program. Similarly to the notes issued for the CA/T Project, the Commonwealth expects to pay interest on the notes for the bridge program from Commonwealth appropriations. As of February 28, 2014, $352.5 million of such notes was outstanding.

Litigation

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Programs and Services. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Rosie D. et al v. The Governor. In January 2006, the trial court ruled in favor of a class of Medicaid-recipient children that the Commonwealth fails to provide the home-and community-based services required under the Early and Periodic Screening, Diagnosis and Treatment provisions of federal Medicaid laws. In February 2007, the trial court adopted the defendants' proposed remedial plan, with some modifications, and, in July 2007, entered judgment in accordance with that modified plan. The Commonwealth did not appeal from that judgment and undertook implementation of its remedial plan. MassHealth estimates that its implementation of program changes in compliance with the remedy order will increase its costs prospectively by over $20 million annually. The monitoring period has been extended through June 30, 2014. The Commonwealth maintains that it is in full compliance with the court's judgment and is providing the plaintiffs and the court monitor with a large volume of documentation that the plaintiffs requested. The next scheduled hearing date was March 21, 2014.

Kristy Didonato, et al. v. Department of Transitional Assistance, et al. (Didonato I and Didonato II). These are consolidated class actions challenging the Department's practices and procedures relating to emergency shelter placements and, more specifically, its practices and procedures relating to the placement of families in shelters that are located more than 20 miles from their home communities. In October 2006, the Housing Court allowed the plaintiffs' motion for partial summary judgment on the systemic notice and hearing claims in Didonato I and II. Following the court's decision, the Department worked with plaintiffs' counsel to implement the court's partial summary judgment decision and also initiated settlement discussions to resolve the remaining claims in the consolidated complaints. In 2009, plaintiffs' counsel moved to expand plaintiffs' requested relief to include a demand that the Department adopt a policy requiring that motel placements be used to avoid placing families with school-age children in shelters that are more than 20 miles from their home communities. The program costs related to implementing such a requirement potentially could exceed $20 million. On July 1, 2009, the emergency shelter program was transferred from the Department to another state agency, the Department of Housing and Community Development. At present, it is not known when the merits of plaintiffs' suit will be argued to the court.

Connor B., ex rel. Vigurs, et al. v. Patrick, et al. This is a class action in which plaintiffs allege that the Commonwealth's foster care system violates numerous of the foster children's constitutional and statutory rights for various reasons. The trial court denied the defendants' motion to dismiss the lawsuit and, in late February 2011, granted the plaintiffs' motion for class certification. A bench trial began in January 2013 and went on hiatus after the plaintiffs rested their case. The defendants filed a motion for judgment on the record on April 30, 2013, which the trial court took under advisement. On September 30, 2013, the trial court allowed the Commonwealth's motion and entered final judgment for the defendants. Plaintiffs filed a notice of appeal on November 26, 2013, and their brief was due to the appellate court on March 24, 2014.

SEIU v. Department of Mental Health. The Service Employees International Union has challenged the Department of Mental Health's ("DMH") contracts for the provision of Community Based Flexible Supports ("CBFS") as unlawful privatization contracts under the so-called "Pacheco Law." Plaintiff seeks declaratory relief invalidating portions of the CBFS contracts as well as reinstatement of and back pay for up to 100 former case managers who the plaintiff claims were laid off in 2009 as a result of these allegedly unlawful contracts. On August 15, 2012, the DMH filed a motion for judgment on the pleadings dismissing the case due to lack of subject matter jurisdiction based on the plaintiff's lack of standing to pursue the action and its failure to include as defendants in the action the private contractors whose contracts would be partially invalidated were the requested relief granted. On March 24, 2013, judgment entered dismissing the case upon DMH's motion. SEIU filed an appeal and briefing is underway. In addition to its defenses based on lack of subject matter jurisdiction and failure to name necessary parties, DMH further denies that it violated the Pacheco Law and denies that reinstatement or back pay would be available as relief in the action even if portions of the CBFS contracts were invalidated. DMH believes that the potential cost associated with rehiring the laid-off case managers would be $10 million annually. This would be in addition to whatever back pay might be awarded if the plaintiff prevails.

Hutchinson et al v. Patrick et al. This is a 2007 class action brought by two organizations and five individuals with brain injuries who are residents of various nursing facilities. Plaintiffs claim that they and a class of between 2,000 and 4,000 brain-injured individuals are entitled to, among other things, placement in community settings. Plaintiffs asserted claims under the federal Americans with Disabilities Act, the Rehabilitation Act and the Medicaid Act. In May 2008, the parties entered into a settlement agreement in which the State was to create two new home-and community-based programs to serve brain-injured individuals. However, the Centers for Medicare and Medicaid Services would not approve one of these programs and, as a result, the parties executed an amended settlement agreement. Under the terms of the amended settlement agreement, the defendants will provide community residential and non-residential supports in an integrated setting to Massachusetts Medicaid-eligible persons with an acquired brain injury who are in nursing and long-term rehabilitation facilities. The cost of implementing these programs is projected to be approximately $386 million, with approximately half of that amount expected to be reimbursed by the federal government. These costs will be phased in over the six-year term of the agreement. The net cost to the Commonwealth in Fiscal Year 2014 is expected to be $11.5 million, which is projected to be absorbed within MassHealth's Fiscal Year 2014 appropriation. The net cost to the Commonwealth in the sixth year of the agreement (Fiscal Year 2019) is expected to be $56.2 million, which also represents the expected annualized cost of these programs to the Commonwealth going forward.

Medicaid Audits and Regulatory Reviews.

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). The Federal Health Care Financing Administration (now, the CMS) asserted in June 2000 that the portion of the Medicaid program funded by the HSN might violate federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought federal waivers for the Commonwealth's assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the HSN. The Commonwealth believes that the assessments are within the federal law pertaining to health care related taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. By the end of pool Fiscal Year 2014 the Commonwealth will have collected an estimated $5.482 billion in acute hospital assessments since 1990 and an estimated $2.362 billion in surcharge payments since 1998.

In re: Office of the Inspector General Report Number: A-01-12-0006. On April 6, 2012, the federal Office of the Inspector General ("OIG") initiated an audit of MassHealth's federal reporting of certain claims with dates of service between January 1, 2006 and December 31, 2010. The OIG stated that its recommended financial findings could be as much as $133 million and that it expected to issue a draft report by the end of calendar year 2013. EOHHS is in the process of reviewing the OIG's working papers and evaluating response options to this potential audit finding. Such options include legal defenses as well as applying the OIG's claims methodology to other datasets that would yield significant financial off-sets to the initial finding amount. EOHHS will have 30 days to respond to the draft report once it is issued.

In re: Centers for Medicare and Medicaid Financial Management Review: 01-MS-2012-MA-01. On September 4, 2013, CMS issued a draft report of its financial review of Massachusetts' Nursing Facility User Fees for federal Fiscal Year 2010. In its report, CMS referenced that the Commonwealth collected $220.7 million in federal Fiscal Year 2010 in nursing facility user fees and that non-compliance with requirements for federal funding could result in recoupment of federal funds. The findings and recommendations included a request to submit a new application for a waiver of federal requirements applicable to the user fee. CMS has asked EOHHS to develop a new tax structure governing the imposition of Massachusetts Medicaid nursing facility user fees to ensure that the Commonwealth can maintain compliance with federal funding requirements. EOHHS' response was due on March 3, 2014.

Environmental Matters.

Boston Harbor Cleanup. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency ("EPA") alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. See United States v. Metropolitan District Commission. See also Conservation Law Foundation v. Metropolitan District Commission and United States v. South Essex Sewage District. The Massachusetts Water Resources Authority ("MWRA"), successor in liability to the Metropolitan District Commission, has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The total cost of construction of the wastewater facilities required under the Court's order, not including combined sewer overflow ("CSO") costs, was approximately $3.8 billion. The MWRA has also spent approximately $846 million in developing and implementing the CSO plan and its projects. Thus, the cost of construction of water treatment facilities required under the court's order has now amounted to approximately $4.65 billion as of June 2013. From the start of Fiscal Year 2014 forward, the MWRA anticipates spending an additional

$56.9 million on remaining design and construction work on CSO projects. These figures do not include routine ongoing costs, such as maintenance expenses and capital spending for plant and system retrofits, and replacements.

Wellesley College v. The Commonwealth. Wellesley College (the "College") is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College funded a clean-up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $40 million. The judgment has since been amended by agreement of the parties and with approval of the court. Under the terms of the partial settlement and judgment, the Commonwealth has reimbursed the College approximately $1.1 million (approximately 2.5% of total clean-up costs) from an escrow account after the Department of Environmental Protection determined that a portion of the Lake Waban shoreline clean-up was properly performed. Other issues that may lead to counterclaims by the College against the Commonwealth include groundwater contamination and cleanup of Lake Waban itself, for which the Department has approved a temporary solution, reviewable every five years. If a full clean-up of the lake is required in the future, it could cost up to $100 million.

In re Massachusetts Military Reservation (pre-litigation). The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod. The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation and are responsible for response actions and related clean-up activities. The assessment process for natural resource damages is set out in federal regulations and has not been completed. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars. In 2013, the trustees reopened preliminary discussions on a potential settlement framework.

Taxes and Other Revenues.

Allied Domecq Spirits & Wines USA, Inc. v. Commissioner of Revenue, Appellate Tax Board. This case, which if resolved adversely to the Commissioner could mean a loss of $31.7 million in tax revenue, initially involved multiple issues, but only one remains at this stage: a finding of no nexus by the auditor with respect to a subsidiary with large losses. The Appellate Tax Board ("ATB") bifurcated the case, and the no nexus adjustment was tried on April 15, 2009. On April 1, 2010, the ATB decided the no nexus issue in the Commissioner's favor. The parties agreed to settle the case by settling all the issues other than the one the ATB had decided. After signing a settlement agreement, the parties filed a stipulation with the ATB, which then issued a decision on November 9, 2011. On May 22, 2013, the ATB ruled in favor of the Commissioner in the audit case. Briefs for both parties have been filed in the Appeals Court. A date for oral argument has not yet been set, but inquiry has been made as to scheduling argument for April 2014.

Feeney, et al. v. Dell, Inc. v. Commissioner of Revenue. The plaintiffs, a putative class of Massachusetts customers who purchased Dell computers between 1995 and 2006, brought suit against Dell seeking a declaration that Dell wrongfully collected sales tax upon service contracts that were purchased at the same time customers purchased computers from Dell. The Supreme Judicial Court allowed the case to go forward in the face of an arbitration clause precluding class actions but ruled that Dell could not be liable for punitive damages for collecting taxes that it believed, in good faith, were due; the Court, however, let the declaratory action go forward if amended to include a lack of good faith. Dell filed a third-party complaint against the Commissioner of Revenue, seeking a declaration that the sales taxes it collected (and paid) on service contracts were wrongfully collected and should be paid back. The Commissioner successfully moved to stay Dell's third-party action until Dell had fully prosecuted appeals from the denials of the abatement applications that Dell had filed with the Appellate Tax Board ("ATB") seeking return of the same sales taxes. Dell's efforts to dismiss the trial court action based upon the arbitration clause resulted in two additional Supreme Judicial Court opinions. The first, on June 12, 2013, ruled against Dell by distinguishing the U.S. Supreme Court decision in AT&T Mobility v. Concepcion; but then, on August 1, 2013, based upon the later U.S. Supreme Court opinion in American Express Co. v. Italian Colors Restaurant, the Court ruled in favor of Dell, holding that the arbitration clause must be enforced. Subsequently, on October 24, 2013, the trial court granted Dell's motion to confirm the arbitration award and dismiss. A notice of appeal has been filed and plaintiffs' brief is due in April 2014.

Dell's sales tax appeals were heard by the ATB on June 12, 2013. On December 17, 2013, the ATB issued an order indicating its intention to issue an abatement based on a variety of findings and rulings, and ordered the parties to compute the amount to be abated within thirty days of the date of the order's issuance. If the parties could not agree as to the amount to be abated, they were required to file a computation of the amounts to be abated. After various motions were filed by both parties, the ATB entered an order staying all activity on the case until the motions are heard and scheduled a March 12, 2014 status hearing. Assuming the ABT ultimately determines the amount to be abated, it will issue a decision, from which either or both parties may request that the ATB issue certain findings of fact and explain the rationale for its decision. It should be noted that, in a sales-tax abatement case like this one, the Commissioner is obligated to refund (i.e., actually pay) only those amounts that the taxpayer/vendor (here, Dell) can demonstrate that it has actually repaid or credited to consumers. Accordingly, there is often a significant disparity between the amount of an ordered abatement and the actual exposure to the Commonwealth.

DIRECTV, Inc. v. Commonwealth of Massachusetts Department of Revenue. Satellite-television providers DIRECTV and Dish Network claim that the excise tax on the sale of direct broadcast satellite services to subscribers or customers in the Commonwealth violates the Commerce Clause of the United States Constitution and the equal protection clauses of the United States and Massachusetts Constitution. Were the providers to prevail, the potential refund of taxes collected under the statute may exceed $10 million for each tax year, and a corresponding amount of annual revenue would be unavailable for collection in future tax years. The Commonwealth served a motion to dismiss the complaint for failure to exhaust administrative remedies, which the court denied. Extensive discovery has been completed, and the parties are presently briefing cross-motions for summary judgment. After a hearing cross-motions for summary judgment were taken under advisement on July 19, 2012. On November 21, 2012, the court granted summary judgment in favor of the Department of Revenue. The providers appealed on January 25, 2013, and their brief to the appellate court is currently due on April 28, 2014. They also have applied to the Supreme Judicial Court for direct appellate review of their appeal. In late 2012, the providers also filed petitions for relief with the ATB. A status conference is scheduled for May 8, 2014.

New Cingular Wireless PCS, LLC v. Commissioner of Revenue. The issue in this case, which if resolved adversely to the Commonwealth could mean a loss of $20.3 million in tax revenue, is whether the taxpayer is entitled to an abatement and refund of sales tax charged to and collected from its customers from November 2005 through September 2010 on Internet access charges, which the taxpayer argues are exempt from Massachusetts taxation under the federal Internet Tax Freedom Act.

Comcast of Massachusetts I, Inc. v. Commissioner of Revenue, Appellate Tax Board. The taxpayer filed a petition with the ATB on December 4, 2013 appealing the Commissioner's refusal to refund corporate excise tax in the amount of approximately $127.3 million for the years 2003 through 2008. A status conference is scheduled for September 3, 2014.

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et. al. This matter arises under the MSA. Under the MSA, original participating manufacturers ("OPMs") and subsequent participating manufacturers ("SPMs" and together with the OPMs, "PMs") are subject to a number of payment adjustments. One such adjustment is the non-participating manufacturer ("NPM") adjustment, which can be triggered if the OPMs suffer a specified market share loss as compared to the OPMs' market share base in 1997. Because the OPMs suffered the requisite loss in each of 2003-2010, they are seeking to reduce the amount of payments they made in each of those years. Under the MSA, a nationally recognized economic firm (the "Firm") must make a determination that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor relating to their market share loss in each relevant year. Even if this finding is made, the payment adjustment can still be avoided if it is determined that the participating states diligently enforced their NPM escrow statutes. The Firm, for each year, concluded that the first finding had been made and the OPMs moved to have the payment adjustments enforced. This has been deferred while the determination on whether the states, including Massachusetts, diligently enforced their NPM escrow statutes. Certain PMs have made payments to Massachusetts, while others have withheld payments until a decision on the enforcement of the Commonwealth's NPM escrow statute has been reached.

In January 2009, the Commonwealth and other settling states entered into an arbitration agreement with the OPMs. Broadly stated, the agreement provides for a national arbitration proceeding to resolve the ongoing NPMs adjustment disputes. As consideration for the states' assets to this agreement, the OPMs agreed, among other things, to release the funds withheld from the April 2008 MSA payments in connection with the 2005 NPM adjustment dispute. Notwithstanding this release of funds, the OPMs continued to contest the states' diligent enforcement of their escrow statutes. As a result of this agreement, on February 26, 2009, the Commonwealth received approximately $21.8 million in withheld 2005 MSA payments.

In July 2010, a three judge panel of arbitrators was seated to hear the 2003 NPM Adjustment arbitration. On November 3, 2011, the manufacturers advised the arbitrators that Massachusetts was one of 16 states and territories whose claims of "diligence" were no longer being contested. Since the December 5, 2011 deadline for any state to challenge the claim of another state has passed, Massachusetts's claim to its allocable share of the 2003 NPM Adjustment is no longer in dispute. Massachusetts can expect to receive approximately $29 million. Arbitration hearings for the remaining states concluded in May 2013 and decisions regarding each state were issued on September 11, 2013. Payment of the additional funds to the Commonwealth is unlikely to occur before April 2014. Any post-arbitration litigation could further delay payment of this additional amount.

The PMs notified the states of their intent to arbitrate the issue of whether each state diligently enforced its NPM escrow statute during each of 2004-2008 following the conclusion of the 2003 NPM Adjustment Arbitration proceedings. The PMs have not yet notified the states of their intent to arbitrate the issue of whether each state diligently enforced its NPM escrow statute during 2009 and 2010. If these matters are arbitrated and the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, between $1 million, plus interest, up to but not exceeding the full amount of the Commonwealth's MSA payment for the relevant year's sales, depending upon the outcome of similar NPM proceedings against other states.

Other Litigation.

Debra Baggett and April Marlborough et al v. Michael Ashe, Jr, and Patricia Alulphy, in their individual capacities. This is a civil rights class action for money damages against Hampden County Sheriff Michael J. Ashe, Jr. and Assistant Superintendent Patricia Murphy for permitting male guards at the Western Massachusetts Regional Women's Correctional Center related to inmate movement and the fact that the challenged policies do not specifically prohibit male correctional officers from operating the video camera during an inmate move to a higher security placement even though that move includes a strip search. On May 23, 2013, the court certified a class of approximately 178 current and former inmates. Assuming the plaintiff class were to prevail on all claims, total damages awarded could exceed, in theory, $10 million. Fact discovery in the liability phase of the case is complete and the parties are currently in the expert discovery phase.

Ianella, Trustee of Tecce Family Trust v. Massachusetts Turnpike Authority. The plaintiff seeks damages against the Massachusetts Turnpike Authority ("MTA") for harm caused to its property and restaurant as a result of construction work done on the CA/T Project. The plaintiff claims that the construction diminished the value of the rental units located within the property and prevented access to the restaurant causing lost business revenue. Additionally, the plaintiff has brought claims for "business interference," nuisance, and negligence. The plaintiff claims to have suffered $17 million in lost business as well as an unspecified amount of property damage and diminished value of the property. The lawsuit is being defended under a $25 million owner controlled insurance program issued by Chartis Insurance Co. for the CA/T Project. However, Chartis is doing so under a reservation of rights concerning coverage. The MTA's motion for summary judgment was denied in February 2012. A final pre-trial conference is scheduled to be held in August 2014, with trial scheduled to commence in September 2014.

In re Lehman Brothers Holdings, et al., Debtors, This is a proceeding under Chapter 11 of the U.S. Bankruptcy Code. Prior to the bankruptcy filings by Lehman Brothers Holdings Inc. ("LBH") in 2008, the Commonwealth was a party to several interest rate swap agreements with LBH affiliates. Following the bankruptcy filings, the Commonwealth terminated those agreements, made termination payments to Lehman Brothers Special Financing Inc., ("LBSF") and entered into replacement swap agreements with other counterparties. In early 2010, LBSF notified the Commonwealth that it disagreed with the termination amounts that the Commonwealth had paid and issued a subpoena related to the terminations. On June 13, 2012, LBSF issued a settlement demand in the amount of approximately $32.7 million, including approximately $13.9 million of interest and expenses. The Commonwealth denied the settlement demand and formal mediation commenced on November 19, 2012 and concluded without resolution. LBSF may initiate litigation in further pursuit of its claim.

Lehman Brothers Special Financing Inc. v. Massachusetts Development Finance Agency and the Commonwealth of Massachusetts. In 1993, the Massachusetts Development Finance Agency ("MDFA") used the proceeds of variable interest rate bonds issued by the City of Chelsea's Industrial Development Financing Authority to finance the construction of the Massachusetts Information Technology Center. In order to provide a synthetic fixed rate financing for the project, MDFA entered into a rate swap agreement with LBSF. In September 2008, LBH and LSBF filed for bankruptcy pursuant to Chapter 11 of the U.S. Bankruptcy Code (In Re Lehman Brothers Holdings, Inc.). Effective December 17, 2008, MDFA terminated the swap agreement with LBSF. The Commonwealth separately agreed to indemnify, defend and hold harmless MDFA in connection with the termination of the swap agreement. On April 20, 2012, LBSF initiated mediation proceedings against MDFA, claiming that that MDFA improperly calculated the termination value of the interest rate swap agreement by applying the wrong index in its termination calculation. LBSF demands payment of the principal amount of approximately $12.6 million plus interest from December 11, 2008 to the date of payment (approximately $6.1 million). MDFA rejected LBSF's demand, and the matter proceeded to mediation. The matter was not resolved through mediation and so LBSF may initiate litigation in further pursuit of its claim.

Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc., d/b/a Perini - Kiewit - Cashman Joint Venture v. Commonwealth. In several related cases and potential litigation, plaintiffs ("PKC") make claims for alleged increased costs arising from differing site conditions, changes and other causes of delay on the CA/T project. Plaintiffs have asserted claims in excess of $150 million. These claims are at various stages of resolution, including claims pending before the CA/T project Dispute Review Board (the "DRB"). The DRB has issued decisions on some of the claims, awarding PKC approximately $78.3 million on claims of approximately $158 million. The majority of those decisions are now the subject of further court proceedings or a decision of the Project's Chief Engineer pursuant to the parties' contracts.

In May 2012, the appellate court heard oral arguments as to whether the DRB was authorized to issue binding arbitral decisions on numerous claims. On January 17, 2013, the appellate court issued its decision, concluding that the DRB exceeded its authority by purporting to issue binding arbitration awards totaling approximately $44.4 million. As a result, the appellate court affirmed the trial court's decision to set aside the awards. The appellate court also ruled that the DRB's "awards" constituted recommendations that were subject to final review by the CA/T Project Director. Following review of the DRB's recommendations relative to the matters on appeal, the CA/T Project's Chief Engineer concluded that PKC was entitled to approximately $3.4 million. PKC requested a rehearing, which was denied. PKC also filed an application for further appellate review by the Supreme Judicial Court, which was denied on June 6, 2013.

The appellate court's decision will affect additional "awards" issued by the DRB, which now could be supplanted by a Chief Engineer's decision. PKC is challenging the Project Director's/Chief Engineer's decisions in these matters. A hearing was held on September 26, 2013 and the parties are awaiting a decision. The appellate court heard oral arguments on December 9, 2013 on PKC's appeal of the trial court's decision with respect to the calculation of interest.

Takings associated with the Yawkey Way Extension roadway project. MassDoT has recorded orders of taking for the acquisition of easements for the Yawkey Way Extension roadway project in the Fenway area of Boston and awarded payments to various parties. These awards total $6.31 million and may be the subject of future challenges.

Drug Testing Laboratory disputes. On August 28, 2012, a chemist formerly employed at the DPH drug testing laboratory in Boston admitted to several types of misconduct involving the handling of laboratory samples, which were used in criminal cases. The laboratory was immediately closed and the Governor has since established a central office to identify individuals who may be affected by the chemist's alleged malfeasance, which has the potential to affect tens of thousands of criminal drug cases. The Attorney General's office is conducting a criminal investigation. There may be significant, but as yet undetermined, costs required to account for the chemist's malfeasance. In addition, there may be costs to defend civil complaints alleging Commonwealth liability and for potential judgments. As neither the criminal investigation nor the determination of the number or specific cases affected has been completed, there is not sufficient information to estimate these additional costs at this time. Supplemental appropriations totaling $30 million were approved during Fiscal Year 2013 to create a fund to reimburse agencies and cities for costs associated with investigating and responding to misconduct at the state drug testing laboratory. In addition, there may be costs to defend civil complaints against the Commonwealth and for potential judgments. Those additional costs cannot be fully estimated at this time.

Solomon v. Bigby et al., Jones v. Bigby et al., and Moses v. Bigby et al. These are civil actions for civil rights violations against current and former employees of EOHHS, DPH, the Suffolk County District Attorney's Office, and the Boston Police Department. All three cases are in the early stages of litigation. As an example, plaintiff Jones is seeking $2.5 million in damages. In January 2014, the court in the Solomon case accepted the recommendations of the Chief Magistrate granting several defendants' motions to dismiss and denying others. The motions to dismiss filed by the defendants in the Jones case remain under advisement. Separately, a pro se inmate has filed an action in Suffolk Superior Court seeking damages from several current or former state employees as well as the United States Attorney. Additionally, the Commonwealth has received three presentment letters alleging civil rights and tort violations arising out of events at the state drug lab. One of these presentment letters, captioned Alomar et al. v. Bigby et al., provides notice of a class action alleging violations of their civil rights.

MedImmune, LLC v. Board of Trustees of the University of Massachusetts d/b/a University of Massachusetts Biologic Laboratories. This case relates to a license agreement between MedImmune LLC and University of Massachusetts Biologic Laboratories ("MassBiologics"), pursuant to which MedImmune pays MassBiologics approximately $25 million per year in royalties. MedImmune alleges (1) breach of the license agreement and (2) that the agreement was terminable in August 2011, when suit was brought, or that is terminates on a date certain in the future. During the pendency of the lawsuit, MedImmune has continued to pay MassBiologics royalties. MassBiologics has agreed that, if MedImmune obtains a judgment in any trial court that its obligations to pay royalties to MassBiologics ended on a date certain earlier than the date judgment is entered, MassBiologics would return any royalties paid during the pendency of the lawsuit for sales occurring after MedImmune's obligations ended, while retaining the right to contend that MassBiologics was entitled to keep any and all of such royalties. In the lawsuit, MedImmune sought as damages for the alleged breaches repayment of any royalties paid after a breach occurred. The trial court granted MassBiologics summary judgment as to all breach of contract allegations. MedImmune appealed the judgment and MassBiologics cross-appealed. Oral argument was heard on February 11, 2014. Once that court's decision issues, either party may petition for further review of any issue on which it did not prevail. Given just the amount of royalties that have been paid on sales made after August 2011, if MedImmune were to prevail on appeal on its claims that the agreement was terminable prior to the date of judgment, MassBiologics would be required initially to return royalties to MedImmune in an amount that could exceed $25 million, while retaining the right to contend that MassBiologics was entitled to keep any and all of such royalties. In addition, given the amount of royalties that have been paid since the alleged breaches, if MedImmune prevails on its claim that the agreement was breached and that it is entitled to repayment of any royalties paid after the breach, MassBiologics would be required to pay in excess of $25 million to MedImmune.

Woodlands Commercial Corp. f/k/a Lehman Bros. Commercial Bank v. Massachusetts Department of Transportation. On or about November 14, 2013, the plaintiff (previously known as Woodlands Commercial Bank, a wholly-owned subsidiary of Lehman Bancorp, Inc.) filed suit against MassDOT, as successor to the MTA, in New York state court. The suit seeks recovery of an unspecified amount allegedly withheld in breach of a contract concerning six derivatives transactions between the MTA and a Lehman Brothers affiliate. According to the plaintiff, the MTA terminated the contractual arrangement without making a full termination payment. In December 2008, the MTA made an early termination payment of approximately $3.17 million, but the plaintiff contends that payment should have been in the range of $30 million to $40 million. In addition to contractual damages, the plaintiff seeks interest on its claim of unpaid sums, dating back to late 2008. The complaint acknowledges that the Legislature created MassDOT as "a body politic and corporate" that performs various public functions but is nonetheless separate from the Commonwealth. MassDOT answered the Complaint, denying the principal substantive allegations and asserting a variety of affirmative defenses. No claims are expressly lodged against the Commonwealth in this suit.

New York

Economic Trends

U.S. Economy. Although severe winter weather resulted in a temporary lull in economic activity, the nation's housing and labor markets are expected to resume their course of steady improvement in calendar year 2014. Real household spending is expected to grow in calendar year 2014 at a faster rate than in calendar year 2013. Stronger growth in both domestic and global demand is expected to stimulate private business investment. These positive economic forces are expected to more than compensate for the expected weakness in the public sector economy that continues to represent a drag on economic growth. The Division of the Budget ("DOB") projects real U.S. gross domestic product to grow 2.7% in calendar year 2014, following 1.9% growth in calendar year 2013. Inflation is expected to remain below the Federal Reserve's 2.0% target, with inflation of 1.7% projected for 2014, following a rate of 1.5% in 2013.

There are significant risks to DOB's current economic forecast. Severe weather could continue to depress household spending, leaving retailers and producers with unwanted inventories and ultimately resulting in a pullback in production. Slower than anticipated global growth could result in slower export growth, which could in turn result in weaker corporate profits and investment, and fewer jobs. In contrast, faster than expected global growth could result in a more rapid upturn in the demand for U.S. exports and other related indicators.

DOB's outlook rests on the underlying health of the nation's economic recovery and is consistent with the Federal Reserve's continued gradual tapering of its historically unprecedented balance sheet growth. However, the response of global financial markets to the unwinding of central bank accommodation remains a significant risk, particularly given the lack of experience upon which to draw. Energy prices continue to be volatile in the wake of unusually cold weather and present both upside and downside risk to the household consumption forecast, as does equity price growth. Finally, the federal budgetary decision-making process and possible gridlock present both upside and downside risk to economic activity for the remainder of the year.

State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The State economy has performed well in the context of a challenging national and global economic environment. State employment continues to grow, with the private sector labor market exhibiting robust growth in professional and business services, private educational services, and tourism-related leisure and hospitality services. Real estate and construction activity also remains strong. With the taxpayer response to changes in 2013 federal tax law still distorting wage growth on a calendar year basis, DOB projects personal income growth of 3.1% for Fiscal Year 2013-14, followed by growth of 4.6% for Fiscal Year 2014-15.

The recent weakening in several national economic indicators, largely in response to unusually harsh winter weather, is a risk to the New York forecast going forward. State labor market growth has held up well so far, but a weaker than projected labor market could result in lower wages, as well as lower household spending. As the nation's financial capital, financial market volatility poses a particularly large degree of uncertainty for New York. Recent events have demonstrated how sensitive markets can be to shifting expectations surrounding Federal Reserve policy. The resulting market gyrations are likely to have a larger impact on the State economy than on the nation as a whole. Should financial and real estate markets be weaker than expected, taxable capital gains realizations could be adversely affected. In addition, both the bonus and non-bonus components of employee pay have become more difficult to estimate as Wall Street continues to adjust its compensation practices in the wake of new financial reform measures. Securities industry revenues have, in the past, been a useful predictor of bonus payouts but that relationship has become much more erratic in recent years.

The City of New York. The fiscal demands on the State may be affected by the fiscal health of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. The State's finances also may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.

Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and January 2014, the State Legislature authorized 24 bond issuances to finance local government operating deficits. In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. Starting in Fiscal Year 2010-11, the potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level. Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary federal stimulus funding; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities also may face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs also may adversely affect localities and necessitate requests for State assistance.

Special Considerations. The State's financial plan is subject to many complex economic, social, financial, political, and environmental risks and uncertainties, many of which are outside the ability of the State to control. DOB believes that the projections of receipts and disbursements are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, actual receipts collections have fallen substantially below the levels forecasted. The State's financial plan is based on numerous assumptions, including but not limited to: (i) performance of the national and State economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected; (ii) the extent, if any, to which wage increases for State employees exceed the annual wage costs assumed; (iii) the realization of projected earnings for pension fund assets and current assumptions with respect to wages for State employees affecting the State's required pension fund contributions; (v) the willingness and ability of the federal government to provide the aid contemplated in a financial plan; (vi) the effect on adoption of the State's budgets by the Legislature in substantially the forms submitted by the Governor; (vii) the ability of the State to implement cost reduction initiatives, including the reduction in State agency operations, and the success with which the State controls expenditures; (viii) the extent to which litigation-related judgments against the State results in new or higher than projected costs; and (ix) ability of the State and its public authorities to market securities successfully in the public credit markets.

Federal Funding. The State receives a substantial amount of federal aid for health care, education, transportation and other governmental purposes. Any reductions in federal funding, could have a materially adverse impact on the State's financial plan. The Federal Budget Control Act ("BCA") of 2011 imposed annual caps on federal discretionary spending over a ten-year period. The specific spending reductions necessary for Congress to live within the caps will be decided through the annual federal budget process, so the magnitude of impact on federal funds for the State has yet to be determined. Further, if additional deficit reduction is not enacted, the BCA directs that savings be achieved through sequestration of funding, with across-the-board cuts to federal discretionary programs and lower discretionary caps in the following eight years. The State continues to analyze the potential impact of the BCA on the State's financial plan and economy. If the sequester is implemented, the DOB estimates that State and local governments could lose approximately $5 billion in federal funding over the next nine years from these additional federal deficit reduction measures. In addition, the State's financial plan may be adversely affected by other actions taken by the federal government, including audits, disallowances, and changes to federal participation rates or other Medicaid rules.

Health Insurance Company Conversions. State law permits a health insurance company to convert its organizational status from a not-for-profit to a for-profit corporation (a "health care conversion"), subject to a number of terms, conditions and approvals. The State is entitled to proceeds from the monetization of a health service corporation under a health care conversion and such proceeds must be used by the State for health-care related expenses. In recent years, the State's financial plan has counted on proceeds from health care conversions ($175 million in Fiscal Year 2013-14 and $300 million annually in each of the three subsequent fiscal years), which have not been realized. For planning purposes, the Governor's proposed budget no longer counts on health care conversion proceeds.

Labor Settlements. The State's financial plan continues to identify a portion of the State General Fund balance to cover the costs of a pattern settlement with unions that have not agreed to contracts for prior contract periods. The amount is calculated based on the general salary increases agreed to by the State's largest unions for the same period. There can be no assurance that actual settlements related to prior periods will not exceed the amounts reserved. In addition, the State's ability to fund the amounts reserved in Fiscal Year 2013-14 and beyond depends on the achievement of balanced budgets in those years. The State's financial plan does not include reserves for settlements covering the current contract period that started in Fiscal Year 2012-13).

Pension Amortization. Under legislation enacted in August 2010, the State and local governments may amortize a portion of their annual pension costs beginning in Fiscal Year 2010-11. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest. The legislation enacted a formula to set amortization thresholds for each year. The amortization thresholds may increase or decrease by up to one percentage point annually. Pension contribution costs in excess of the amortization thresholds, which, in Fiscal Year 2013-14 were 12.5% of payroll for the New York State and Local Employees Retirement System ("ERS") and 20.5% for the New York State and Local Police and Fire Retirement System ("PFRS"), may be amortized.

For Fiscal Year 2014-15, the graded contribution rates for the ERS and the PFRS will be 13.5% and 21.5%, respectively. The State intends to continue to amortize its pension costs in Fiscal Year 2014-15at these rates. For both ERS and PFRS, DOB projects the Fiscal Year 2015-16 graded rates will be equal to, or more than, the normal contribution rates. As such, continued amortization is not expected. Furthermore, DOB projects the graded rates will exceed the normal contribution rates in Fiscal Years 2016-17 through 2019-20. In these years, contributions that exceed the normal contributions will be used to pay outstanding cost of prior year amortizations, as required by statute. These projections are based on projected market returns and numerous actuarial assumptions. The next five-year experience study is scheduled to take place in 2015 and could change these projections materially.

Storm Recovery. Within the last three years, New York has sustained damage from three powerful storms that crippled entire regions. In August 2011, Hurricane Irene disrupted power and caused extensive flooding to various New York State counties. In September 2011, Tropical Storm Lee caused flooding in additional counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier. Little more than one year later, on October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. The frequency and intensity of these storms presents economic and financial risks to the State. State claims for reimbursement for the costs of the immediate response are in process, and both recovery and future mitigation efforts have begun, largely supported by federal funds. In January 2013, the federal government approved approximately $60 billion in federal disaster aid for general recovery, rebuilding and mitigation activity nationwide. New York anticipates receiving approximately one-half of this amount over the coming years for response, recovery and mitigation costs. There can be no assurance that all anticipated federal disaster aid described above will be provided to the State and its affected entities, or that such federal disaster aid will be provided on the expected schedule.

State Finances

The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type. The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State. State Funds includes the State General Fund and other State-supported funds including State Special Reserve Funds, Capital Projects Funds and Debt Service Funds. The State General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

Prior Fiscal Year Results

Fiscal Year 2011-12 Results. State General Fund receipts, including transfers from other funds, totaled $56.9 billion in Fiscal Year 2011-12. Total receipts during Fiscal Year 2011-12 were $2.5 billion (4.5%) higher than in the prior fiscal year. Total tax receipts were $3.1 billion higher than the previous fiscal year, mainly due to growth in personal income tax collections ($2.4 billion) and business tax collections ($481 million). A decrease in the level of excess balances transferred from other funds partly offset the annual increase in tax receipts.

State General Fund disbursements, including transfers to other funds, totaled $56.5 billion in Fiscal Year 2011-12, $1.1 billion (2.0%) higher than in the prior fiscal year. Excluding the impact of a $2.1 billion school aid deferral, annual spending grew by $3.2 billion. Spending growth was largely due to the phase-out of extraordinary federal aid that temporarily reduced State-share spending in the prior fiscal year. Annual State General Fund spending for agency operations in Fiscal Year 2011-12 was lower than in the prior fiscal year, consistent with management expectations and continued efforts in managing the workforce and controlling costs.

The State ended Fiscal Year 2011-12 in balance on a cash basis in the State General Fund, and maintained a closing balance of $1.79 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $102 million in the Community Projects Fund, $21 million in the Contingency Reserve, $283 million reserved for potential retroactive labor settlements and $75 million in an undesignated fund balance. The Fiscal Year 2011-12 closing balance was $411 million greater than the prior year closing balance, which largely reflects actions to establish designated resources that can be used to address costs associated with potential retroactive labor agreements, and to build the State's general emergency reserve fund balances. The State made a $100 million deposit to the Tax Stabilization Reserve at the close of the fiscal year, the first deposit to the State's "rainy day" reserves since Fiscal Year 2007-08.

All Funds receipts for Fiscal Year 2011-12 totaled $132.7 billion, a decrease of $577 million over prior year results. Annual growth in tax receipts and miscellaneous receipts was more than offset by a decline in federal grants. All Funds disbursements for Fiscal Year 2011-12 totaled $133.5 billion, a decrease of $1.3 billion over prior year results. The State ended Fiscal Year 2011-12 with an All Funds cash balance of $3.4 billion.

Fiscal Year 2012-13 Results. The State ended Fiscal Year 2012-13 in balance on a cash basis in the State General Fund, and maintained a closing balance of $1.61 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $93 million in the Community Projects Fund, $21 million in the Contingency Reserve, $77 million reserved for potential retroactive labor settlements, and $113 million in an undesignated fund balance. The Fiscal Year 2012-13 closing balance was $177 million lesser than prior year's closing balance, which largely reflects the use of designated resources to address costs associated with retroactive labor agreements.

State General Fund receipts, including transfers from other funds, totaled $58.8 billion in Fiscal Year 2012-13. Total receipts during Fiscal Year 2012-13 were $1.9 billion (3.3%) higher than in the prior fiscal year. Total tax receipts were $1.5 billion higher than the previous fiscal year, mainly due to growth in personal income tax collections ($1.0 billion) and business tax collections ($493 million). State General Fund disbursements, including transfers to other funds, totaled $59.0 billion in Fiscal Year 2012-13, $2.5 billion (4.4%) higher than in the prior fiscal year. This reflects expected growth in various local assistance programs, including education and Medicaid, both of which are subject to an annual cap; increased personal service costs associated with retroactive labor settlements; and increased transfers in support of debt service payments.

All Funds receipts for Fiscal Year 2012-13 totaled $133.2 billion, an increase of $511 million over the prior year's results. Annual growth in tax receipts and miscellaneous receipts was partly offset by a decline in federal grants. All Funds disbursements for Fiscal Year 2012-13 totaled $133.1 billion, a decrease of $407 million over Fiscal Year 2011-12 results. The State ended Fiscal Year 2012-13 with an All Funds cash balance of $3.9 billion.

Fiscal Year 2013-14 Enacted Budget Financial Plan

At the time of the adoption of the Fiscal Year 2013-14 Enacted Budget, DOB estimated that the Fiscal Year 2013-14 Enacted Budget provided for a balanced State General Fund Financial Plan in Fiscal Year 2013-14 and left a projected budget gap of approximately $1.7 billion in Fiscal Year 2014-15. In June 2013, the State reached separate financial settlements with a bank and a consultancy that are expected to result in miscellaneous receipts of approximately $260 million above the Fiscal Year 2013-14 Enacted Budget estimate. In addition, the State and certain tribal nations have resolved several long-standing disputes concerning exclusivity rights related to gaming, which is expected to result in the release of certain payments owed to the State. The resolution is expected to provide an estimated $204 million in State General Fund receipts in Fiscal Year 2013-14 above budgeted levels, and reduce the risk that future payments will fall below the levels budgeted approximately $110 million annually). In Fiscal Year 2013-14, these additional resources are expected to be offset in part by an adverse judgment concerning recertification requirements in the Empire Zones program ($20 million) and costs related to the restructuring and oversight of the Long Island Power Authority (LIPA) ($10 million in the current fiscal year growing to $32 million thereafter).

DOB estimates that the State will end Fiscal Year 2013-14 with a State General Fund operating surplus of $310 million on a cash basis of accounting. The estimated surplus largely reflects stronger than expected tax receipts. DOB expects the surplus to be carried forward into Fiscal Year 2014-15. Year-to-date operating results are generally in line with expectations. State General Fund receipts, including transfers from other funds, are expected to total $61.96 billion, an increase of $320 million from the previous estimates, before accounting for transactions to make the surplus available in Fiscal Year 2014-15. The Fiscal Year 2013-14 surplus is expected to be made available through the payment of an additional $310 million in tax refunds in Fiscal Year 2013-14, which has the effect of reducing net tax collections in Fiscal Year 2013-14 and increasing net tax collections by the same amount in Fiscal Year 2014-15. After accounting for these payments, State General Fund receipts are expected to total $61.65 billion in Fiscal Year 2013-14. State General Fund disbursements, including transfers to other funds, are expected to total $61.46 billion in Fiscal Year 2013-14.

DOB estimates that the State will end Fiscal Year 2013-14 with a State General Fund cash balance of $1.8 billion, consisting of $1.3 billion in stabilization reserves, $363 million designated for debt management purposes, $68 million in the Community Projects Fund, $45 million for the costs of labor settlements covering prior periods and $21 million in the Contingency Reserve Fund.

Fiscal Year 2013-14 Receipts Forecasts. Through December 2013, State General Fund receipts, including transfers from other funds, were $669 million higher than earlier projections, mainly reflecting higher non-tax revenue, with $353 million in higher miscellaneous receipts and $375 million in higher transfers from other funds.

Total All Funds receipts in Fiscal Year 2013-14 are projected to total $140.8 billion, an increase of $7.6 billion (5.7%) from in Fiscal Year 2012-13 results. This change in taxes and transfers reflects an accounting change that will first deposit 25% of sales tax receipts that were formerly directed to the State General Fund into the new Sales Tax Revenue Bond Fund. The balance will be transferred to the State General Fund after the payment of debt service.

All Funds tax receipts are estimated to increase by $3.1 billion (4.7%) in Fiscal Year 2013-14. The majority of the increase in tax receipts is attributable to growth in personal income tax collections. All Funds personal income tax receipts for Fiscal Year 2013-14 are projected to be $42.8 billion, an increase of $2.6 billion (6.5%) from the prior fiscal year. This primarily reflects robust growth in extension (i.e., prior year estimated) payments for the 2012 tax year, strong growth in final returns, moderate growth in current year estimated payments for the 2013 tax year, and modest growth in withholding, partially offset by substantial growth in prior year refunds related to the 2012 tax year and current year refunds related to the 2013 tax year. State General Fund income tax receipts for Fiscal Year 2013-14 of $28.7 billion are expected to increase by $1.85 billion (6.9%) from the prior fiscal year.

All Funds user taxes and fees receipts for Fiscal Year 2013-14 are estimated to be $15.1 billion, an increase of $492 million (3.4%) from Fiscal Year 2012-13. All Funds sales tax receipts are expected to increase by $606 million (5.1%) from the prior year as the result of base growth of 4.8% and the impact of new enforcement initiatives. Cigarette and tobacco collections are estimated to decline by $130 million (8.4%) due to lower consumption of cigarettes as well as increased refunds associated with a change in the way the wholesale cigar tax is administered. State General Fund user taxes and fees receipts for Fiscal Year 2013-14 are estimated to total $6.5 billion, a decrease of $2.6 billion (28.4%) from Fiscal Year 2012-13.

All Funds business tax receipts for Fiscal Year 2013-14 are estimated at $8.2 billion, a decrease of $279 million (3.3%) from the prior year. This decrease is mainly driven by bank tax receipts. Liability year 2013 payments are weak compared to the previous year with an expected decline of 25%. Partially offsetting the decrease in the bank tax are higher corporate franchise tax receipts. Corporation and utilities tax and insurance tax receipts also are estimated to be lower than the previous year. State General Fund business tax receipts for Fiscal Year 2013-14 of nearly $6.0 billion are estimated to decrease by $265 million (4.2%) from Fiscal Year 2012-13 results.

All Funds other tax receipts for Fiscal Year 2013-14 are estimated to be $2.1 billion, an increase of $281 million (15.7%) from Fiscal Year 2012-13, reflecting an increase of $206 million (20.3%) in the estate tax, as a result of an increase in the number of large payments and an increase of $77 million (10.2%) in real estate transfer tax receipts, driven by strong growth in the New York City real estate market. State General Fund other tax receipts are expected to be $1.1 billion in Fiscal Year 2013-14, an increase of $204 million (19.7%) from Fiscal Year 2012-13.

Fiscal Year 2013-14 Disbursements Forecasts. Through December 2013, State General Fund disbursements, including transfers to other funds, were $1.4 billion lower than earlier projections due most significantly to lower spending in local assistance programs ($989 million), which was primarily attributable to lower spending in education ($841 million).

State General Fund disbursements in Fiscal Year 2013-14 were estimated to total $61.5 billion, an increase of $2.2 billion (3.7%) over preliminary Fiscal Year 2012-13 results. State Operating Funds disbursements for Fiscal Year 2013-14 were estimated to total $90.7 billion, an increase of $1.4 billion (1.6%) over preliminary Fiscal Year 2012-13 results. State-funded local assistance spending was estimated at $59.7 billion in Fiscal Year 2013-14 and accounts for 66% of total State Operating Funds spending. Local Assistance spending includes payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of, individuals, families and not-for-profit organizations. The projections do not reflect any potential impact of automatic federal spending reductions that were triggered on March 1, 2013, most of which is "pass-through" aid.

New York State's Medicaid spending was projected to total approximately $55.7 billion in Fiscal Year 2013-14, including the local contribution. The Fiscal Year 2013-14 Enacted Budget reflected continuation of the Medicaid spending cap enacted in Fiscal Year 2011-12. The Fiscal Year 2013-14 Enacted Budget also eliminates the FHP program (a State-administered program to provide comprehensive health insurance for low-income families which do not meet certain Medicaid-eligibility thresholds), effective January 1, 2015. The majority of the population receiving health care benefits through FHP will begin receiving more robust health care benefits through the Medicaid program, pursuant to new Medicaid eligibility thresholds and increased federal payments.

The Fiscal Year 2013-14 Enacted Budget provided $20.4 billion in School Aid during school year 2013. School Aid will increase by $992 million in the 2014 school year, a 4.9% increase from 2013 school year. In addition, $75 million of competitive grant funding is provided for several key initiatives, including pre-kindergarten and extended learning, bringing the total annual education aid increase to $1.067 billion. The Fiscal Year 2013-14 Enacted Budget also included a new two-year appropriation that continues education law provisions to tie future School Aid increases to the rate of growth in State personal income.

In Fiscal Year 2013-14, the Department of Transportation was expected to provide $4.7 billion in local assistance to support statewide mass transit systems. This funding, financed through the collection of dedicated taxes and fees, is provided to mass transit operators throughout the State to support operating costs. The Metropolitan Transportation Authority, due to the size and scope of its transit system, receives the majority of the statewide mass transit operating aid.

Fiscal Year 2014-15 Enacted Budget Financial Plan

The Governor submitted his Executive Budget proposal for Fiscal Year 2014-15 (the "Fiscal Year 2014-15 Executive Budget") on January 21, 2014, and amendments through February 20, 2014, as permitted by law. DOB estimates that the Fiscal Year 2014-15 Executive Budget would, if enacted without modification, provide for balanced operations in the State General Fund, as provided by law. The Fiscal Year 2014-15 Executive Budget proposes to reduce spending in Fiscal Year 2014-15 by nearly $2 billion compared to prior projections through targeted reforms, as well as continuation of the spending controls and cost-containment put in place in prior years.

Reserves are expected to remain intact.

The Fiscal Year 2014-15 Executive Budget also proposes a multi-year tax reduction plan for individuals and businesses, which has been sized to absorb the majority of the surplus that would otherwise occur between projected receipts, using current projections, and disbursements that grow at 2% annually over the fiscal period. These tax actions, valued at $2 billion when fully phased in within three years, are designed to simplify the tax code and are estimated to result in a net reduction to taxes and assessments of $504 million in Fiscal Year 2014-15and $1.6 billion in Fiscal Year 2015-16.

State General Fund receipts, including transfers from other funds, are expected to total $63.5 billion in Fiscal Year 2014-15, an annual increase of $1.9 billion (3.0%). Tax collections, including transfers of tax receipts to the State General Fund after payment of debt service, are expected to total $58.6 billion, an increase of $1.2 billion (2.1%). Non-tax transfers to the State General Fund are expected to total $1.1 billion, an increase of $62 million (6.1%), largely due to changes in accounting of certain receipts and resources expected to be available from other fund balances.

State General Fund disbursements, including transfers to other funds, are expected to total $63.6 billion in Fiscal Year 2014-15, an increase of $2.1 billion (3.4%) from Fiscal Year 2013-14 estimates. General State Charges are expected to total $5.3 billion in Fiscal Year 2014-15, an annual increase of $361 million (7.4%). The State's annual pension payment is expected to increase by $284 million, reflecting both growth in normal costs and repayment of amounts amortized in prior years. The State expects to continue to amortize pension costs in excess of the amortization thresholds established in law. State General Fund transfers to other funds are expected to total $8.7 billion in Fiscal Year 2014-15, an increase of $153 million from Fiscal Year 2013-14. The Fiscal Year 2014-15 Executive Budget proposes to reserve $363 million for debt management purposes in Fiscal Year 2014-15, unchanged from the level currently reserved in Fiscal Year 2013-14.

DOB projects that the State will end Fiscal Year 2014-15 with a State General Fund cash balance of $1.7 billion, a decrease of $60 million from the updated Fiscal Year 2013-14 estimate. The Community Projects Fund, which finances discretionary grants allocated by the Legislature and Governor, is expected to decrease by $68 million in Fiscal Year 2014-15, reflecting disbursements from prior year appropriations. This decrease is offset by an $8 million increase in amounts set aside for the costs of prior-year labor agreements. The Fiscal Year 2014-15 Executive Budget continues to set aside money in the State General Fund balance to cover the costs of potential retroactive labor settlements with unions that have not agreed to terms for prior contract periods. The amount set aside is expected to be reduced as labor agreements for prior periods are reached with unsettled unions.

Cash Position

The State authorizes the State General Fund to borrow resources temporarily from the State's Short Term Investment Pool ("STIP") for up to four months, or to the end of the fiscal year, whichever period is shorter. Based on current information, DOB expects that the State will have sufficient liquidity to make payments as they become due throughout Fiscal Years 2013-14 and 2014-15, but that the State General Fund may, from time to time, need to borrow resources temporarily from other funds in STIP. The State continues to reserve money on a quarterly basis for debt service payments that are financed with State General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including personal income tax bonds, continues to be set aside as required by law and bond covenants. DOB continues to monitor the flow of funds and will take such actions as necessary to manage the timing of payments.

State Indebtedness

General. The State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii and New Jersey. As of March 31, 2013, total State-related debt outstanding was stable at approximately $56.1 billion. Debt measures also continue to remain stable with debt outstanding as a percentage of personal income at about 5.4%. Total debt service is projected at $6.0 billion in Fiscal Year 2013-14, of which $1.6 billion is paid from the State General Fund through transfers, and $4.4 billion from other State funds. Total debt service is projected at $5.7 billion in Fiscal Year 2014-145, of which $1.1 billion would be paid from the

State General Fund through transfers, and $4.6 billion from other State funds. The State General Fund transfer finances debt service payments on general obligation and service contract bonds. Debt service is paid directly from other State funds for the State's revenue bonds.

Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financing through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature. The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Limitations on State-Supported Debt. The Debt Reform Act of 2000 limits outstanding State-supported debt to no greater than 4% of New York State personal income, and debt service on State-supported debt to no greater than 5% of All Funds receipts. The limits apply to all State-supported debt issued after April 1, 2000. Bond caps are legal authorizations to issue bonds to finance the State's capital projects. As the bond cap for a particular programmatic purpose is reached, subsequent legislative changes are required to raise the statutory cap to the level necessary to meet the bondable capital needs, as permitted by a single or multi-year appropriation.

The actual levels of debt outstanding and debt service costs continue to remain below the statutory caps. From April 1, 2000 through March 31, 2013 the State issued new debt resulting in $37.5 billion of debt outstanding applicable to the debt reform cap, about $4.2 billion below the statutory debt outstanding limitation. The debt service costs on this new debt totaled $3.7 billion in Fiscal Year 2012-13, roughly $3.0 billion below the statutory debt service limitation. Current projections estimate that debt outstanding and debt service will continue to remain below permitted limits. The available room under the debt outstanding cap is expected to decline from $3.15 billion in Fiscal Year 2013-14 to $109 million in Fiscal Year 2016-17, increasing again to $1.59 billion in Fiscal Year 2018-19. This includes the estimated impact of the bond-financed portion of capital commitment levels included in DOB's 10-year capital planning projections.

Variable Rate Obligations and Related Agreements. State statutory law authorizes issuers of State-supported debt to issue a limited amount of variable rate obligations and, subject to various statutory restrictions, enter into a limited amount of interest rate exchange agreements. State law limits the use of debt instruments which result in a variable rate exposure to no more than 15% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15% of total State-supported outstanding debt. As of March 31, 2013, State-supported debt in the amount of $52.5 billion was outstanding, resulting in a variable rate exposure cap and interest rate exchange agreement cap of approximately $8 billion each. As of March 31, 2013, both amounts are less than the statutorily cap of 15%.

As of March 31, 2013, the State's authorized issuers had entered into a notional amount of $2.0 billion of interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 3.9% of total debt outstanding. The State has made significant adjustments to its variable rate bond portfolio to mitigate risks and reduce costs. Since March 31, 2008, the State has reduced its unhedged variable rate bond exposure by over $1.3 billion. Overall, the State's swap exposure is expected to decline from 3.9% to 2.7% in Fiscal Year 2017-18. The State currently has no plans to increase its swap exposure, and may take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

State-Supported Debt. The State's debt affordability measures compare favorably to the forecasts contained in the State's Capital Program and Financing Plan. Issuances of State-supported debt obligations have been generally consistent with the expected sale schedule for the current year, with marginal revisions reflecting certain economic development bonding that occurred earlier in the year than originally anticipated.

General Obligation Bond Programs. General obligation debt is currently authorized by the State for transportation, environment and housing purposes. Transportation-related bonds are issued for State highway and bridge improvements, and mass transportation, rail, aviation, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 2013, the total amount of general obligation debt outstanding was $3.5 billion.

Lease-Purchase and Contractual-Obligation Financing Programs. Lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities has been used primarily by the State to finance the State's bridge and highway programs, State University of New York and City University of New York buildings, health and mental hygiene facilities, prison construction and rehabilitation and various other State capital projects.

Legislation included in the Fiscal Year 2013-14 Enacted Budget created a new Sales Tax Revenue Bond program. This new bonding program will replicate certain credit features of existing revenue bonds and is expected to provide the State with increased efficiencies and a lower cost of borrowing. The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that provides for the payment of these bonds. The new Sales Tax Revenue Bonds are secured by dedicated revenues consisting of 1% of the State's 4 cent sales and use tax receipts. Such sales tax receipts in excess of debt service requirements will be transferred to the State General Fund. The first Sales Tax Revenue Bond issuance occurred in October 2013. The Sales Tax Revenue Bonds will be used interchangeably with personal income tax revenue bonds to finance State capital needs. As of March 31, 2013, approximately $27 billion of personal income tax bonds were outstanding. Based on current projections and anticipated coverage requirements, the State expects to issue about $1 billion of Sales Tax Revenue Bonds annually. The first bonds for the Sales Tax Revenue Bond Program were issued in October 2013.

Ratings. The current ratings of the State's general obligation bonds are "Aa2" from Moody's and "AA" from S&P and Fitch.

Fiscal Year 2013-14 State Supported Borrowing Plan. Spending on capital projects is projected to total $9.4 billion in Fiscal Year 2013-14, which includes $1.4 billion in "off-budget spending" directly from bond proceeds held by public authorities. Overall, capital spending in Fiscal Year 2013-14 is projected to increase by $543 million (6%) from Fiscal Year 2012-13. In Fiscal Year 2013-14, transportation spending is projected to total $4.7 billion, which represents 50% of total capital spending, with education, including the EXCEL program, comprising the next largest share at 22%. In Fiscal Year 2013-14, the State plans to finance 57% of capital projects spending with long-term debt. Federal aid is expected to fund 19% of the State's Fiscal Year 2013-14 capital spending, primarily for transportation. State cash resources will finance the remaining 24% of capital spending.

Debt issuances of $5.1 billion are planned to finance new capital project spending in Fiscal Year 2013-14, an increase of $1.5 billion (42%) from the prior fiscal year. The bond issuances will finance capital commitments for transportation infrastructure ($1.9 billion), education ($1.7 billion), health and mental hygiene ($459 million), economic development ($424 million), the environment ($362 million), and State facilities and equipment ($323 million). Over the next five years, new debt issuances are projected to total $24.7 billion. New issuances are primarily for transportation infrastructure ($7.9 billion), education facilities ($8.0 billion), economic development ($4.1 billion), the environment ($1.6 billion), mental hygiene and health care facilities ($1.6 billion), and State facilities and equipment ($1.5 billion).

Pension and Retirement Systems

The State's retirement systems comprise the ERS and the PFRS. State employees made up about 35% of total membership during Fiscal Year 2012-13. There were 3,029 other public employers participating in the State's retirement systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and many public authorities. As of March 31, 2013, approximately 648,000 persons were members and approximately 413,000 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired.

Assets are held by the Common Retirement Fund (the "CRF") for the exclusive benefit of members, pensioners and beneficiaries. Investments are made by the Comptroller as trustee of the CRF. Net assets available for benefits as of March 31, 2013 were $164.2 billion (including $4.4 billion in receivables, which consist of employer contributions, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $10.8 billion (7%) from prior fiscal year's level of $153.4 billion. The increase in net assets available for benefits year-over-year reflects, in large part, equity market performance. The CRF's net assets gained 10.38% during Fiscal Year 2012-13.

The present value of anticipated benefits for current members, retirees, and beneficiaries increased from $198.6 billion on April 1, 2012 to $204.5 billion (including $93.7 billion for current retirees and beneficiaries) on April 1,

2013. It is anticipated that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2013 in that amortized cost was used instead of market value for bonds and mortgages, and the non-fixed investments utilized a smoothing method. Actuarial assets increased from $147.8 billion on April 1, 2012 to $155.4 billion on April 1, 2013. The funded ratio, as of April 1, 2013, calculated in August 2013 using the entry age normal funding method and actuarial assets, was 89%.

An amendment to the laws adopted in 2010 authorized the State and participating employers to amortize a portion of their annual pension costs during periods when actuarial contribution rates exceed thresholds established by the statute. Amortized amounts must be paid by State and participating employers in equal annual installments over a ten-year period, and employers may prepay these amounts at any time without penalty. Employers would pay interest on the amortized amount at a rate determined by the Comptroller that is comparable to taxable fixed income investments of a comparable duration. The interest rate will be set annually and will vary according to market performance. The interest rate on the amount an employer chooses to amortize in a particular rate year will be the rate for that year and will be fixed for the duration of the ten-year repayment period. Should the employer choose to amortize in the next rate year, the interest rate on that amortization will be the rate set for that year, which may be different from the previous rate year. For amounts amortized in Fiscal Year 2010-11, the Comptroller set an interest rate of 5%. For amounts amortized in Fiscal Year 2011-12, the interest rate was 3.75%. For amounts amortized in Fiscal Years 2012-13 and 2013-14, the interest rate was 3.00% and 3.67%, respectively. The first payment is due in the fiscal year following the decision to amortize pension costs. When contribution rates fall below legally specified levels and all outstanding amortizations have been paid, employers that elected to amortize will be required to pay additional monies into reserve funds, specific to each employer, which will be used to offset their contributions in the future. These reserve funds will be invested separately from pension assets. Over time, it is expected that this will reduce the budgetary volatility of employer contributions. As of March 31, 2013, the amortized amount receivable, including accrued interest, for the 2011 amortization is $209.75 million from the State and $36.73 million from 50 participating employers; the amortized amount receivable, including accrued interest, for the 2012 amortization is $517.03 million from the State and $194.15 million from 133 participating employers; and, the amortized amount receivable, including accrued interest, for the 2013 amortization is $780.43 million from the State and $370.73 million from 139 participating employers.

The estimated State payment (including Judiciary) for Fiscal Year 2013-14 is approximately $2.74 billion. The State has prepaid approximately $1.545 billion and has been credited with the related interest adjustment. If the State (including Judiciary) opts to amortize the maximum amount permitted, it would reduce the required March 1, 2014 payment by $937.0 million. The State payment for Fiscal Year 2013-14 is an estimate. If this amount changes, then the amount that can be amortized would also change. Amounts amortized are treated as receivables for purposes of calculating assets of the CRF.

Litigation

General. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State's finances in the current fiscal year or thereafter. Adverse developments in the proceedings could affect the ability of the State to maintain a balanced budget. The State believes that any budget will include sufficient reserves to offset the costs associated with the payment of judgments that may be required during the current fiscal year. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential budget resources available for the payment of judgments.

Real Property Claims. There are several cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or the predecessors-in-interest in the 18th and 19th centuries were illegal.

In Oneida Indian Nation of New York v. State of New York, the plaintiff, alleged successors-in-interest to the historic Oneida Indian Nation, sought a declaration that they held a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place between 1795 and 1846, money damages, and the ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. In 1998, the United States intervened in support of plaintiff. During the pendency of this case, significant decisions were rendered by the United States Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York and Cayuga Indian Nation of New York v. Pataki. Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.

Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., the Second Circuit Court of Appeals dismissed the Oneida land claim. On October 17, 2011, the U.S. Supreme Court denied plaintiffs' petition for certiorari. On May 16, 2013, the State, Madison and Oneida Counties, and the Oneida Indian Nation signed a settlement agreement covering many issues. In part, the agreement would place a cap on the amount of land the tribe could reacquire and have taken into trust for its benefit by the United States. The agreement has been approved by the State Legislature, but is still pending approval, where applicable, by the federal courts.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The defendants' motion for judgment on the pleadings, relying on the decisions in Sherrill, Cayuga and Oneida, was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims are dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk, which will now proceed through discovery and additional motion practice. On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties will work towards a mutually agreeable resolution of the tribe's land claim.

In The Onondaga Nation v. The State of New York, et al., plaintiff sought a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or Six Nations Iroquois Confederacy, and that conveyances of portions of that land during the period 1788 to 1822 were null and void. The aboriginal territory described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On September 22, 2010, the District Court granted defendants' motion to dismiss the action for laches, based on the Oneida, Sherrill and Cayuga decisions. That decision was affirmed by the Second Circuit Court of Appeals on October 19, 2012. The plaintiff's motion for rehearing or rehearing en banc was denied by the Second Circuit on December 21, 2012, and on October 15, 2013, the plaintiffs' petition for a writ of certiorari was denied by the U.S. Supreme Court.

In Shinnecock Indian Nation v. State of New York, et al., plaintiff seeks ejectment, monetary damages, and declaratory and injunctive relief for its claim that approximately 3,600 acres in the Town of Southampton were illegally transferred from its predecessors-in-interest. On December 5, 2006, the District Court granted defendants' motion to dismiss, based on the Sherrill and Cayuga decisions. Plaintiff moved for reconsideration before the District Court and also appealed to the Second Circuit Court of Appeals. The motion for reconsideration has been withdrawn, but a motion to amend the complaint remains pending in the district court and was stayed through at least March 1, 2014. The Shinnecock appeal to the Second Circuit also remains stayed.

Tobacco Master Settlement Agreement. In 1998, the attorneys general of 46 states, including New York, and several territories (collectively the "Settling States") and the then four largest United States tobacco manufacturers (the "Original Participating Manufacturers" or "OPMs"), entered into a Master Settlement Agreement (the "MSA") to resolve cigarette smoking-related litigation between the Settling States and the OPMs. Approximately 30 additional tobacco companies have entered into the settlement (the "Subsequent Participating Manufacturers" or "SPMs" and together, the "Participating Manufacturers" or "PMs"). The MSA released the PMs from past and present smoking-related claims by the Settling States, and provided for a continuing release of future smoking-related claims, in exchange for certain payments to be made to the Settling States, and the imposition of certain tobacco advertising and marketing restrictions among other things.

Arbitration Related to Tobacco Master Settlement Agreement. The PMs also have brought a nationwide arbitration proceeding against the Settling States (excluding Montana). The MSA provides that each year, in perpetuity, the

PMs pay the Settling States a base payment, subject to certain adjustments, to compensate for financial harm suffered by the Settling States due to smoking-related illness. In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA ("Non-Participating Manufacturers" or "NPMs") to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold. New York's allocable share of the total base payment is approximately 12.8% of the total, or approximately $800 million annually.

The arbitration proceeding brought by the PMs asserts that the Settling States involved failed to diligently enforce their escrow statutes in 2003. The PMs seek a downward adjustment of the payment due in that year (an "NPM Adjustment") which would serve as a credit against future payments. Any such claim for NPM Adjustment for years prior to 2003 was settled in 2003. The PMs have raised the same claim for years 2004-2006, but none of those years is yet in arbitration. The arbitration panel has thus far ruled, among other things, that the Settling States involved have the burden of proof in establishing diligent enforcement of the escrow statutes and that the 2003 settlement of prior NPM Adjustment claims does not preclude the PMs from basing their claim for a 2003 NPM Adjustment on 2002 NPM sales. A hearing on issues common to all states took place in Chicago on April 16-24, 2012. State-specific hearings commenced in May 2012. New York's diligent enforcement hearings took place on June 25-29, 2012. The last state-specific diligent enforcement hearing took place on May 21-24, 2013. New York was found to have diligently enforced its qualifying statute in 2003 and, thus, is not subject to an NPM Adjustment for 2003.

In December 2012, the PMs and certain states (collectively the "Signatory Parties") agreed to a term sheet purportedly settling the NPM Adjustment disputes for 2003-2012. New York and certain other states and territories rejected the term sheet. The Signatory Parties then sought the approval of the panel in order to obtain an early release of MSA annual payments currently being held in a disputed payments account. The non-joining states then objected to approval of the term sheet. Under the MSA reallocation provision, every state is either "diligent" or "not diligent" and only "diligent" states are exempt from the NPM Adjustment. For every state found diligent, its allocable share of the NPM Adjustment is shifted to any remaining non-diligent states. The non-joining states sought to have the joining states treated as non-diligent for purposes of allocation of the NPM Adjustment. The panel held a status conference on January 22, 2013, and a hearing of March 7, 2013, to discuss the term sheet. On March 13, 2013, the panel issued a Partial Stipulated Settlement Award ("Partial Award") based on the provisions of the term sheet. In so doing, the Panel deemed the 20 states (collectively the "Signatory States") "diligent" for purposes of allocation of the NPM Adjustment. The panel also established a mechanism for reallocating any NPM Adjustment among non-diligent states that alters the terms of the MSA itself. Thus, if has the State been found to have been "not diligent" in its enforcement of its escrow statute in 2003, it would have exposure not only for its share of the NPM Adjustment but also for its proportionate share of the NPM Adjustment attributable to the Signatory States. The State, as well as several other states, has moved in its state court to vacate or modify the Partial Award notwithstanding the panel's finding. New York's motion has been adjourned several times. The six states that were found "not diligent" are all actively pursuing motions to vacate or modify the Partial Award as well as to vacate the panel's findings.

West Valley Litigation. In State of New York, et al. v. The United States of America, et al., the parties have sought to resolve the relative responsibilities of the State and federal governments for the cost of remediating the Western New York Nuclear Service Center (the "Center" or "Site"), located in West Valley, New York. The Center was established by the State in the 1960s in response to a federal call to commercialize the reprocessing of spent nuclear fuel from power reactors. The private company that had leased the Site ceased operations in 1972, leaving behind two disposal areas and lagoons, highly contaminated buildings, and 600,000 gallons of liquid high level radioactive waste ("HLRW") generated by reprocessing activities.

Congress enacted the West Valley Demonstration Project Act in 1980, directing the federal government to solidify the HLRW and transport it to a federal repository, decontaminate and decommission the facilities and dispose of the low-level waste. The Act directed the State to pay 10% of those clean-up costs. However, for many years the two governments disputed what additional cleanup is needed; which cleanup activities are covered by the Act; who bears the long-term responsibility for maintaining, repairing or replacing and monitoring and tanks or other facilities that are decommissioned in place at the Site; and who pays for the offsite disposal fee for the solidified HLRW. The combined federal and State cost expenditures to date amount to approximately $2.6 billion. The State's expenditures at the Center are now approaching $320 million.

In order to resolve these disputes, the State filed suit in December 2006, seeking a declaration: (1) that the federal government is liable under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) for the State's cleanup costs and for damages to the State's natural resources, and a judgment reimbursing the State for these costs and damages, (2) of the scope of the federal government's responsibilities under the Act to decontaminate and decommission the Site and for further Site monitoring and maintenance, and (3) that the federal government is responsible under the Nuclear Waste Policy Act for paying the fees for disposal of solidified HLRW at the Site. After commencement of the action, the parties engaged in court-ordered mediation, as a result of which a consent decree was approved and entered on August 17, 2010 resolving several key claims in the litigation.

The consent decree identifies a specific cost share for each government for specified facilities and known areas of contamination, and sets forth a process for determining cost shares for contamination that may be identified in the future. The consent decree does not select or advocate the selection of any particular cleanup program for the Site- cleanup decisions are being made via the ongoing Environmental Impact Statement process. The consent decree also does not resolve two claims raised in the State's lawsuit—the State's natural resource damages claim and its Nuclear Waste Policy Act claim. The first claim, which the federal government has agreed to toll, will be pursued by the NYS Department of Environmental Conservation and the Attorney General's office. Regarding the latter claim, the State asserts that the federal government bears sole responsibility for the cost of disposing of the remaining HLRW waste at the Site at a federal repository once one becomes available. This claim was neither settled nor dismissed and remains in litigation. Pursuant to an agreed briefing schedule, the parties submitted to the court their opening and responsive briefs for competing motions to dismiss the Nuclear Waste Policy Act claim. On November 20, 2013, the court issued an order granting the State's motion to dismiss this claim for lack of ripeness, and denying the United States' motion to dismiss to the extent it sought a ruling on alternative grounds.

Medicaid. In Kateri Residence v. Novello and several other cases, the plaintiffs challenge several nursing home rate methodologies, including the "reserve bed patient day adjustment," which regulates payments to nursing homes when long term care patients are receiving off-site care. The trial court granted partial summary judgment to plaintiffs in Kateri, holding that the methodology was improper. The trial court also directed the defendant to re-compute Medicaid rates for the plaintiff's' facilities. The deadline for such re-computation was June 28, 2013. The appellate court affirmed trial court's partial summary judgment decision on interlocutory appeal and remanded the case to trial court for further proceedings. The appellate court denied leave to appeal on the grounds that the decision was not final. The parties are presently conducting discovery. The next court conference is scheduled for January 15, 2014.

Metropolitan Transportation Authority. There are several cases in which the plaintiffs challenge the constitutionality of a 2009 law that imposed certain taxes and fees, including a regional payroll tax, in that portion of the State lying within the Metropolitan Commuter Transportation District. The revenues derived from this statute are intended to assist the MTA, which a State commission concluded was facing substantial financial pressure. The plaintiffs seek judgments declaring that the enactment the 2009 law violates various State constitutional provisions. Some of the plaintiffs also seek a judgment declaring that the enactment of the 2009 law violated provisions of State law requiring that the MTA be self-sustaining. These cases include Hampton Transportation Ventures, Inc. et al. v. Silver et al., William Floyd Union Free School District v. State, Town of Brookhaven v. Silver, et al., Town of Southampton and Town of Southold v. Silver, Town of Huntington v. Silver, Mangano v. Silver, Town of Smithtown v. Silver and Vanderhoef v. Silver. Suffolk County, Westchester County, the Orange County Chamber of Commerce, and a number of additional towns and a village also have joined the Mangano case as plaintiffs.

The defendants sought to change the venue of all of these cases to Albany County or New York County and venue has been changed in most of the cases. In Vanderhoef, Huntington, Floyd, Brookhaven, Southampton/Southold and Hampton, the defendants moved for judgment in their favor. The plaintiffs in Hampton then voluntarily stipulated to discontinue their case, as did the plaintiff in Floyd after legislative amendment of the applicable statute that exempted school districts from the "mobility tax" imposed by this statute on employers in the Metropolitan Commuter Transportation District. The trial court issued decisions granting summary judgment to defendants in Brookhaven, Huntington, Southampton/Southold and Vanderhoef. The plaintiffs in Brookhaven, Huntington and Vanderhoef appealed from those decisions in their cases but failed to perfect their appeals within nine months after the date of their notices of appeal, which means their appeals are deemed abandoned. The plaintiffs in Vanderhoef belatedly attempted to file an appellate brief, which was rejected as untimely. They then moved for leave to perfect their appeal notwithstanding their delay and the appellate court granted their request; their appeal was argued on

November 12, 2013, when the plaintiffs conceded that their constitutional claim had been disposed of by the court's decision in Mangano and only argued their common law claims. On December 19, 2013, the appellate court affirmed the order granting summary judgment against the plaintiffs. The plaintiffs have moved for leave to appeal and that motion is awaiting decision.

In Mangano, the trial court denied defendants' motion for change of venue. All parties moved for summary judgment. By decision dated August 22, 2012, the trial court granted summary judgment to the defendants to the extent of dismissing the claims against certain of the individual State defendants on the ground of legislative immunity, but granted summary judgment to the plaintiffs to the extent that it held the MTA payroll tax unconstitutionally impinged on the home rule powers. Judgment in accordance with that decision was entered October 1, 2012 and all defendants appealed. On June 26, 2013, the appellate court reversed the trial court's decision and granted the defendants' motion for summary judgment. All plaintiffs appealed to the New York Court of Appeals, which dismissed the plaintiffs' appeal on the ground that the case presented no substantial constitutional question. Notwithstanding that ruling, the plaintiffs moved for leave to appeal, which motion was denied on January 14, 2014. On or about October 26, 2012, the Towns of Southampton and Southold, whose previous litigation challenging the tax had been decided against them, commenced an action in which they seek, based on the Mangano decision, refund of all monies they have paid under the payroll tax, as well as a declaration and injunction barring further collection of the tax from them. The State's motion to dismiss the claim has been fully briefed, but the court had adjourned the motion to await the decision of the appellate court whether to accept jurisdiction in the Mangano case. The court scheduled a telephone conference with counsel for January 9, 2014.

School Aid. In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State's system of financing public education violates the Constitution on the ground that it fails to provide a sound basic education. In a decision and order dated July 21, 2009 the trial court denied the State's motion to dismiss the action. The State appealed this decision, which was upheld by the appellate court on January 13, 2011. On May 6, 2011, defendants were granted leave to appeal to the Court of Appeals. On September 15, 2011, the Court of Appeals placed the appeal on track for full briefing and oral argument. The argument of the appeal was held on April 26, 2012. On June 26, 2012, the Court of Appeals denied the State's motion to dismiss. Depositions were conducted and the discovery deadline was May 3, 2013. A pre-trial conference is scheduled for September 2, 2014 with trial scheduled for September 29, 2014.

In Aristy-Farer, et al. v. The State of New York, et al., commenced February 6, 2013, plaintiffs seek a judgment declaring that the statutory provisions linking payment of State school aid increases for Fiscal Year 2012-2013 to submission by local school districts of approvable teacher evaluation plans violates certain provisions of the State Constitution because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved for a preliminary injunction enjoining the defendants from taking any actions to carry out the statutes to the extent that they would reduce payment of certain State aid disbursements to the City of New York pending a final determination. The State opposed this motion. By order dated February 19, 2013, the trial court granted the motion for preliminary injunction. The State appealed. On May 21, 2013, the appellate court denied plaintiffs motion for a stay pending appeal. As a result, plaintiffs have agreed to vacate their preliminary injunction and the State will withdraw its appeal. The action remains pending in trial court.

In New York State United Teachers, et al. v. The State of New York, et al., commenced February 20, 2013, plaintiffs seek a judgment declaring that certain statutes that imposes a limitation on the tax that school districts can levy on the real property subject to tax within their borders violates certain provisions of the State Constitution because implementation of the statutes would prevent students from receiving a sound basic education and impair the right of plaintiffs to substantially control school district finances. Plaintiffs also seek injunctive relief barring application of the statutory tax cap to local education funding. Defendants' motion to dismiss the amended complaint was returnable on December 12, 2013.

In New Yorkers for Students Educational Rights v. New York, the organizational plaintiff and several individual plaintiffs filed suit on February 11, 2014 claiming that the State is not meeting its constitutional obligation to fund schools in New York City and throughout the State to provide students with an opportunity for a sound basic education. Among other things, plaintiffs specifically allege that the State is not meeting its funding obligations for New York City schools under the Court of Appeals' 2006 decision in Campaign for Fiscal Equity ("CFE") v. New York and also challenge legislation conditioning increased funding for New York City schools on the timely adoption of a teacher evaluation plan. Plaintiffs seek a judgment declaring that the State has failed to comply with CFE, that the State has failed to comply with the constitutional requirement to provide funding for public schools across the State, and that the gap elimination adjustment and caps on State aid and local property tax increases are unconstitutional. They seek an injunction requiring the State to eliminate the gap elimination adjustments and caps on State aid and local property tax increases, to reimburse New York City for the funding that was withheld for failure to timely adopt a teacher evaluation plan, to provide greater assistance, services and accountability, to appoint an independent commission to determine the cost of providing students the opportunity for a sound basic education, and to revise State aid formulas.

Sales Tax. There are several cases challenging the State's authority to collect taxes on cigarettes sold on Indian reservations. In Oneida Indian Nation of New York v. Paterson, et al. (and four consolidated cases), plaintiffs seek judgments declaring that their federal rights are violated by the State's imposition of an excise tax on cigarettes sold by the plaintiffs to non-tribal members. In four of the five cases, the trial court denied plaintiffs' motions for preliminary injunctions, but granted a stay of enforcement pending plaintiffs' appeal. In the fifth case, the trial court granted the plaintiff's motion for a preliminary injunction. On May 9, 2011, the Second Circuit Court of Appeals affirmed the trial court's order denying the plaintiffs' motions for preliminary injunctions, and vacated the trial court's order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the various trial courts for further proceedings consistent with the court's opinion. The State moved for summary judgment in two cases. The plaintiffs moved for voluntary dismissal without prejudice in these cases. On January 9, 2012, the district court in one of the two cases granted plaintiff's motion for summary dismissal without prejudice and denied the State's motion for summary judgment as moot. Arguments in the second case were heard on December 20, 2011. On January 9, 2012, the trial court in the first case granted plaintiff's motion for voluntary dismissal without prejudice and denied the defendants' motion for summary judgment as moot.

In July 2011, plaintiffs commenced Akwesasne Convenience Store Association et al. v. State of New York against the State of New York and other defendants, seeking a declaration that the statutory voucher system impermissibly burdens Indian commerce and is preempted by federal law and further seeking to enjoin the implementation, administration or enforcement of the system. The court denied plaintiffs' request for a temporary restraining order and, by decision dated August 18, 2011, also denied plaintiffs' subsequent motion for a preliminary injunction. Plaintiffs appealed to the appellate court, which denied plaintiffs' motion for a preliminary injunction pending appeal on September 14, 2011. The appeal is pending. By decision dated August 2, 2012, the trial court granted defendants' motion for summary judgment dismissing the complaint and denied plaintiffs' cross motion for summary judgment. Plaintiffs appealed directly to the Court of Appeals by notice of appeal filed on October 12, 2012. On January 15, 2013, the Court of Appeals transferred the appeal.

Medicaid Nursing Home Rate Methodology. In Kateri Residence v. Novello and several other cases, the plaintiffs challenge several nursing home rate methodologies, including the "reserve bed patient day adjustment," which regulates payments to nursing homes when long term care patients are receiving off-site care. The trial court granted partial summary judgment to plaintiffs in Kateri, holding that the reserve bed patient day adjustment rate methodology was improper. The appellate court affirmed this partial summary judgment decision on interlocutory appeal and remanded the case to trial court for further proceedings, which then directed the defendant to recompute Medicaid rates for the plaintiffs' facilities, and that re-computation was completed in October 2013. The parties are presently conducting discovery. Plaintiffs brought a motion, which was returnable by March 5, 2014, to compel payment of the impacted Medicaid rates computed thus far by Department of Health staff, resulting from application of the reserve bed day methodology.

Insurance Department Assessments. In New York Insurance Association, Inc. v. State, several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department violate State statutes as well as the and the State and U.S. Constitutions. The plaintiff insurance companies argue, among other things, that these assessments constitute an unlawful tax because they include amounts for items that are not the legitimate direct and indirect costs of the Insurance Department. Depositions have been completed. The note of issue was filed on June 3, 2013. The parties moved for summary judgment, and the motions were returnable on March 18, 2014.

Pennsylvania

General Information

The Commonwealth of Pennsylvania is the sixth most populous state in the nation. The Commonwealth had been historically identified as a heavy industrial state, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy over the last thirty years. Current major sources of economic growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions. Pennsylvania's agricultural industries also are an important component of the Commonwealth's economic structure, accounting for more than $5.4 billion in crop and livestock products annually. Pennsylvania ranks among the top ten states in the production of a variety of agricultural products. In 2012, agribusiness and food related industries reached export sales surpassing $1.3 billion in economic activity.

Pennsylvania's extensive public and private forests provide a vast source of material for the lumber, furniture and paper products industries. The forestry and related industries account for 1.5% of employment with economic activity of nearly $5 billion in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams and lakes. Other natural resources include major deposits of coal, petroleum and natural gas. Annually, about 66 million tons of anthracite and bituminous coal, 1,310 billion cubic feet of natural gas, and about 2.2 million barrels of oil are extracted from Pennsylvania.

In 2012 the population of Pennsylvania was 12.7 million. The Commonwealth is highly urbanized, with 79% of the 2011 mid-year population estimate residing in the 15 metropolitan statistical areas of the Commonwealth. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan areas, together contain almost 44% of the Commonwealth's total population.

Pennsylvania's average annual unemployment rate was equivalent to the national average throughout the 2000's. Slower economic growth caused the rate to rise to 8.4% in 2010, compared to 4.4% in 2007. From 2003 through 2012, Pennsylvania's annual average unemployment rate was below the national average. As of August 2013, Pennsylvania had a seasonally adjusted annual unemployment rate of 7.7%.

Personal income in the Commonwealth for 2012 was $556.7 billion, an increase of 3.3% over the previous year. During the same period, national personal income increased by 4.2%. Based on the 2012 personal income estimates, per capita income was at $43,616 in the Commonwealth, compared to per capita income in the United States of $42,693.

Description of Funds

The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established and currently exist for the purpose of recording receipts and disbursements, of which the Commonwealth's General Fund (the "Commonwealth General Fund") is the largest. The Commonwealth General Fund receives all tax and non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the Commonwealth General Fund, including debt service on most bond indebtedness of the Commonwealth. The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles, except the revenues from ½¢ per gallon of the liquid fuels tax, which are deposited in the Liquid Fuels Tax Fund for distribution to local municipalities. All revenues relating to motor fuels and vehicles are constitutionally required to be used only for highway purposes. Similarly, other special revenue funds have been established by law to receive specified revenues appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Some of these special revenue funds are required to transfer excess revenues to the Commonwealth General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the Commonwealth General Fund.

The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of 46 states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the "MSA"). Under the MSA, the Commonwealth is entitled to receive a portion of payments made pursuant to the MSA by participating tobacco product manufacturers. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

On September 11, 2013, an arbitration panel under the MSA issued a decision that the Commonwealth did not diligently enforce provisions of the MSA during calendar year 2003. The panel's decision is expected to result in a reduced MSA payment to the Commonwealth of between $180 million and $220 million during Fiscal Year 2014. Prior to the panel's decision, the Commonwealth expected to receive a $316 million MSA payment in April 2014. Based on the potential reduction, the Commonwealth may receive an MSA payment in April 2014 in the range of $96 million to $136 million. The Commonwealth has placed approximately $100 million of discretionary MSA funds in budgetary reserve to help mitigate any reduction in funds on entitlement programs and impact on the Commonwealth General Fund.

The Budget Stabilization Reserve Fund (the "BSRF") is a special revenue fund that receives a portion of any budgetary basis fiscal year-end surplus of the Commonwealth General Fund. The BSRF is to be used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the BSRF may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. While the Commonwealth ended Fiscal Year 2011 with a substantial positive ending balance, under provisions of the American Recovery and Reinvestment Act of 2009 ("ARRA"), the Commonwealth was prohibited from depositing any funds into the BSRF. In June 2011, the statutory transfer of 25% of the Commonwealth's unappropriated surplus balance was suspended for one year, consistent with suspensions in Fiscal Years 2008-2010. The Commonwealth ended Fiscal Year 2012 with an unappropriated surplus balance of $659.3 million but the required transfer was again, suspended for one year. At present, the Commonwealth has a virtually zero balance in the BSRF. Based on the enacted budget for Fiscal Year 2014, the Commonwealth projects a preliminary Fiscal Year 2014 ending balance of $7.5 million, which would result in a statutory transfer of $1.9 million in June 2014.

Balances in the BSRF are to be used only when emergencies involving the health, safety or welfare of the residents of the Commonwealth or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process. Funds in the BSRF may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly. Any funds appropriated from the BSRF that are unspent are returned to the BSRF.

The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals. Enterprise funds are maintained for departments or programs operated like private enterprises. Two of the largest of these funds are the State Stores Fund and the State Lottery Fund. The State Stores Fund is used for the receipts and disbursements of the Commonwealth's liquor store system, as the sale and distribution of all liquor within Pennsylvania is a government enterprise. The State Lottery Fund is a an enterprise fund for the receipt of lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes and all other costs, are dedicated to paying the costs of programs benefiting the elderly and handicapped in the Commonwealth. In addition, the Commonwealth maintains funds classified as working capital, bond and sinking funds for specified purposes.

Financial information for the principal operating funds is maintained on a budgetary basis of accounting, which ensures compliance with the enacted operating budget and is governed by applicable Commonwealth statutes and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements are audited jointly by the Department of the Auditor General and an independent public accounting firm. The Commonwealth maintains a June 30th fiscal year end.

Revenues

Tax revenues constituted approximately 98.0% of Commonwealth revenues in the Commonwealth General Fund for Fiscal Year 2013. The major tax sources for Commonwealth General Fund revenues are the personal income tax ($11.371 billion, 39.7% of Fiscal Year 2013 revenues), the sales tax ($8.894 billion, 31.0% of Fiscal Year 2013 revenues), the corporate net income tax ($2.423 billion, 8.5% of Fiscal Year 2013 revenues) and the utility gross receipts tax ($1.306 billion, 4.6% of Fiscal Year 2013 revenues).

The Commonwealth's personal income tax is levied at a flat rate on the taxable income of all residents and resident trusts and estates and taxable income attributable to Pennsylvania non-resident estates and trusts. The current tax rate of 3.07% became effective on January 1, 2004. Credit against the tax is allowed for gross or net income taxes paid to other states by Pennsylvania residents.

The sales tax is levied at a rate of 6% on the sale, use, storage, rental or consumption of tangible personal property, cigarettes, and certain services, and upon the occupancy of hotel rooms. Substantial exemptions from the tax include clothing, food purchased in grocery stores or supermarkets, medical supplies, drugs, residential use of certain utilities, motor fuels, and machinery, equipment and items used in manufacturing, processing, farming or dairying and utility service. Beginning in Fiscal Year 2004, 0.947% of collections were transferred to a special fund for mass transit assistance, and in Fiscal Year 2008 the percentage was increased by an additional 4.4%.

The corporate net income tax is paid by all domestic and foreign corporations for the privilege of doing business, carrying on activities or having capital or property employed or used in the Commonwealth or owning property in the Commonwealth. Limited liability companies and business trusts that are classified as corporations for federal income tax purposes are also subject to this tax. The current tax rate of 9.99% became effective for fiscal years beginning on or after January 1, 1995.

The utility gross receipts tax is levied on the gross receipts from business transacted within Pennsylvania by specified public utilities owned, operated or leased by corporations, associations or individuals. The  gross  receipts  tax  is  levied  on  telephone,  telegraph  and  mobile  telecommunications companies;  electric  light,  water  power  and  hydroelectric  companies;  managed  care  organizations;  and  pipeline  and miscellaneous  transportation  companies. Municipally  owned  or  operated  public  utilities  may  exclude  gross  receipts derived from  business done inside the limits of the municipality. The tax rate is 50 mills for all utilities except electric utilities, which are taxed at the rate of 59 mills. Revenue from 0.25 mills of the tax is deposited in the Alternative Fuels Incentive Grant Fund.

Other taxes, including the capital stock and franchise taxes ($602.2 million, 2.1% of Fiscal Year 2013 revenues), the cigarette tax ($1.024 billion, 3.6% of Fiscal Year 2013 revenues) and inheritance and estate taxes ($845.3 million, 3.0% of Fiscal Year 2014 revenues), also contribute significant revenues to the Commonwealth's budget. The capital stock and franchise taxes are being phased for taxable years beginning after December 31, 2015.

The major tax sources for the Motor License Fund are the liquid fuels tax and the oil company franchise tax. For Fiscal Year 2013, the liquid fuels tax accounted for $576.3 million (23.9%), and the oil company franchise tax accounted for $445.1 million (18.4%) of Motor License Fund revenues. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the discussions of the tax revenues of the Motor License Fund.

License and fee receipts in the Commonwealth General Fund for Fiscal Year 2013 totaled $137.0 million representing 0.5% of Commonwealth revenues to the Commonwealth General Fund. Revenues from motor vehicle licenses and fees in Fiscal Year 2013 were $892.5 million, representing 36.9% of total Fiscal Year 2013 Motor License Fund revenues.

Federal Revenues. Receipts by the Commonwealth in the Commonwealth General Fund, Motor License Fund and Tobacco Settlement and State Lottery Funds from the federal government during Fiscal Year 2012 totaled $21.7 billion, while such federal receipts totaled $22.3 billion in Fiscal Year 2013. Anticipated receipts for Fiscal Year 2014 are $22.7 billion. Approximately $15 billion (69%) of total federal revenue to the Commonwealth for Fiscal Year 2012 was attributable to public health and welfare programs, the largest of which are for the Medical Assistance and Temporary Assistance to Needy Families programs. In Fiscal Year 2013, $15.5 billion (69.5%) of federal revenues is attributable to these types of programs. In Fiscal Year 2014, approximately $16.2 billion (71.3%) of federal revenues is attributable to public health and welfare programs.

Expenditures

Education. Expenditures from Commonwealth revenues for education purposes were more than $10.9 billion in Fiscal Year 2012. The Fiscal Year 2013 budget included over $11.3 billion in education funding, an increase of 4% over Fiscal Year 2012. The Fiscal Year 2014 budget includes over $11.6 billion in education funding, an increase of approximately 2.4% over Fiscal Year 2013.

Public Health and Human Services. The Commonwealth provides temporary support for its residents who are seeking to achieve and sustain independence. It also provides care, treatment and rehabilitation to persons with mental and physical disabilities and supports programs to prevent or reduce social, mental and physical diseases and disabilities. Expenditures were $29.3 billion in Fiscal Year 2012 and $30.1 billion for Fiscal Year 2013, and are estimated to be $31.3 billion in Fiscal Year 2014. Of the Fiscal Year 2013 expenditures, nearly $11 billion was funded from the Commonwealth General Fund, while $11.3 billion is estimated to be provided for Fiscal Year 2014. Federal funds are expected to increase by $629 million, and augmentations are expected to increase by $162.7 million for Fiscal Year 2014. The Fiscal Year 2014 budget includes $337.2 million of receipts from the Tobacco Settlement Fund that will be expended for health care.

Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures. Commonwealth General Fund expenditures for these assistance programs amounted to $6.6 billion in Fiscal Year 2012 and $6.75 billion in Fiscal Year 2013, and $6.84 billion is budgeted from the Commonwealth General Fund for Fiscal Year 2014. A nursing home assessment fee provided a Commonwealth General Fund offset of $215.4 million in Fiscal Year 2012 and $201.9 million in Fiscal Year 2013, and is expected to provide a $206.1 million offset in Fiscal Year 2014. A statewide managed care organization assessment provided a Commonwealth General Fund offset of $374 million in Fiscal Year 2012 and $369.5 million in Fiscal Year 2013, and is expected to provide a $417.9 million offset in Fiscal Year 2014. In addition, a statewide quality care assessment provided a $109 million offset in each of Fiscal Years 2012 and 2013, and is expected to provide a $150 million offset in Fiscal Year 2014.

Expenditures for medical assistance increased during the period from Fiscal Years 2003 through 2013 by an average annual rate of 8.4%. Expenditures from Commonwealth funds were $6.5 billion in Fiscal Year 2013 and are projected to be $6.6 billion in Fiscal Year 2014, an increase of 1.33% from the prior fiscal year. Income maintenance cash assistance payments to families in transition to independence were $1.12 billion in Fiscal Year 2013 and will be $1.07 billion under the enacted budget for Fiscal Years 2014.

Transportation. The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000-mile state highway system, including certain city streets that are a part of the state highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. The Commonwealth General Fund, the State Lottery Fund and other special funds, including the Public Transportation Assistance Fund and the Public Transportation Trust Fund (the "PTTF") provide the remainder of funding for mass transit programs.

Act 44, enacted in 2007, provided the largest single-year increase in Commonwealth funding for transportation through a "public-public" partnership between the Pennsylvania Department of Transportation and the Pennsylvania Turnpike Commission which provided the Commonwealth with more funding for highways, bridges and transit. After Fiscal Year 2010, Act 44 funding decreased due to the Federal Highway Administration's rejection of the Commonwealth's applications seeking federal authorization to toll and operate Interstate 80. Beginning in Fiscal Year 2011, payments from the Turnpike Commission to the Commonwealth declined to $450 million annually, with $200 million going to highway and bridge projects and $250 million to mass transit projects.

The Commonwealth also provides subsidies for mass transit systems including passenger rail and bus service. In Fiscal Year 2008, the funding mechanisms for mass transit were changed with the enactment of Act 44. Mass transit funding was shifted from the Commonwealth General Fund to a combination of sources of revenue going into the PTTF. The PTTF was created to provide a long-term, predictable and growing source of revenues for public transportation systems. A new, dedicated revenue stream consisting of 4.4% of the sales and use tax is earmarked for mass transit systems. The PTTF also receives revenues from the Public Transportation Assistance Fund, the Lottery Fund, and payments from the Pennsylvania Turnpike Commission. For Fiscal Year 2012, Commonwealth

funding available for mass transit was $1.046 billion. Funding for mass transit increased in Fiscal Year 2013 to $1.095 billion. The Fiscal Year 2014 budget funding for mass transit will decrease to $1.083 billion.

Total funding for the Commonwealth's highway and bridge program for Fiscal Year 2012 was $2.125 billion. While funding decreased to $2.006 billion in Fiscal Year 2013, and is expected to decrease to $1.972 billion in Fiscal Year 2014.

The Commonwealth's current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation and real estate tax rebates for public use airports. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In Fiscal Years 2012 and 2013, $11.3 million was expended from aviation restricted accounts each year for such purposes. A total of $10.4 million is available for Fiscal Year 2014.

Financial Performance

During the five-year period from Fiscal Year 2008 through Fiscal Year 2012, Commonwealth General Fund total revenues and other sources increased by an average of 3.1% annually. Tax revenues during this same period increased by an annual average of 0.18% with a portion of the average annual growth rate adversely impacted by a significant decline in tax revenue and revenues from other sources in Fiscal Years 2009 and 2010. During the past several fiscal years, fees and license income and other financing sources such as transfers from other funds have continued to become a larger portion of income to the Commonwealth General Fund. Expenditures and other uses during the Fiscal Years 2008 through 2012 rose at an average annual rate of 3.1%.

Fiscal Year 2012 Financial Results (Budgetary Basis). The subdued level of the economic recovery from the most recent national recession continued to affect the Commonwealth's revenue receipts during Fiscal Year 2012. Final Commonwealth General Fund revenues for Fiscal Year 2012 totaled $27.678 billion, which was below the certified estimate by $162.8 million (0.6%). Total Fiscal Year 2012 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27.101 billion. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $27.534 billion, resulting in a preliminary operating balance for Fiscal Year 2012 of -$433.3 million. However, after accounting for a positive Fiscal Year 2012 beginning balance of $1.073 billion, the Commonwealth ended Fiscal Year 2012 with an unappropriated surplus balance of $659.0 million, which was the second largest (following the $1.073 billion ending balance from Fiscal Year 2011) unappropriated ending balance since prior to the 2001 recession.

Commonwealth General Fund revenues increased $180.8 million (0.7%) during Fiscal Year 2012 when measured on a year-over-year basis. Tax revenue collections grew $687.8 million (2.6%) on a year-over-year basis, while non-tax revenue collections declined $507.2 million (48.9%), primarily from a reduction in balance transfers from Fiscal Year 2011 to Fiscal Year 2012. Corporate tax receipts were $91.2 million lower than Fiscal Year 2011 levels. Year-over-year growth in corporate taxes was down 3.1%, as corporate net income tax collections decreased 5.1% and capital stock and franchise tax receipts increased 2.2% while collections from the gross receipts tax increased 8.6%. Personal income taxes were $364.8 million above Fiscal Year 2011 actual collections, and year-over-year growth in personal income tax receipts was 3.5%. Sales and use taxes receipts were $182.1 million (2.1%) greater during Fiscal Year 2012 than during the prior fiscal year. Sales tax collections increased during Fiscal Year 2012 as motor vehicle sales tax collections grew 9.2% and non-motor vehicle sales tax receipts increased 1.1%. Cigarette tax collections declined 0.5% during Fiscal Year 2012 and inheritance tax collections grew 2.8%. Realty transfer tax revenues grew 4.7% during Fiscal Year 2012 after having declined in Fiscal Year 2011. Non-tax revenues declined 48.9% during Fiscal Year 2012, due primarily to the utilization of one-time revenues during the prior fiscal year. Reserves for tax refunds in Fiscal Year 2012 were $1.275 billion, an increase of 10.9% from Fiscal Year 2011 reserve levels.

Fiscal Year 2012 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $27.53 billion. A total of $349.3 million in appropriations were lapsed in Fiscal Year 2013, and the Fiscal Year 2013 budget contained a lower level of public health and human services assessments ($630 million), which were utilized to cover a portion of medical assistance and long-term care costs. These assessments replaced $630 million of Commonwealth General Fund medical assistance and long-term care costs in Fiscal Year 2013, compared to $698.3 million in Fiscal Year 2012. Commonwealth General Fund appropriations for Fiscal Year 2012 totaled $27.186 billion, a decrease of $1.136 billion (4.0%) from Fiscal Year 2011 levels. The ending unappropriated balance was $659.2 million for Fiscal Year 2012.

Fiscal Year 2013 Financial Results (Budgetary Basis). The subdued level of the economic recovery from the most recent national recession continued to affect the Commonwealth's revenue receipts during Fiscal Year 2013. Final Commonwealth General Fund revenues for Fiscal Year 2013 totaled $28.647 billion, which was above the certified estimate by $56.9 million (0.2%). Total Fiscal Year 2013 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27.101 billion. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $27.717 billion, resulting in a preliminary operating balance for Fiscal Year 2014 of $320.35 million. After accounting for a positive Fiscal Year 2013 beginning balance of $672.58 billion, however, the Commonwealth ended Fiscal Year 2013 with an unappropriated surplus balance of $540.91 million, which was the third straight year of securing a significant year-end unappropriated balance.

Commonwealth General Fund revenues increased $968.9 million (3.5%) during Fiscal Year 2013. Tax revenue collections grew $918.6 million (3.4%), while non-tax revenue collections declined $50.3 million (9.5%). Corporate tax receipts were $226 million higher than Fiscal Year 2012 levels. Year-over-year growth in corporate taxes was 4.6%, as corporate net income tax collections increased 19.8% and financial institutional tax increased 29.0% while collections from the capital stock and franchise tax decreased 28.1%. Personal income taxes were $570.7 million above Fiscal Year 2012 actual collections, and year-over-year growth in personal income tax receipts was 5.3%. Sales and use taxes receipts were $182.1 million (2.1%) greater than during the prior fiscal year. Cigarette tax collections declined 4.3% during Fiscal Year 2013 and inheritance tax collections grew 2.1%. Realty transfer tax revenues grew 15.9% during Fiscal Year 2013 – the strongest year of growth since the recession. Non-tax revenues increased 9.5% during Fiscal Year 2013.

Fiscal Year 2013 appropriations from Commonwealth revenues totaled $27.717 billion, an increase of $686.79 million (2.5%) from Fiscal Year 2012. The ending unappropriated balance was $540.9 million for Fiscal Year 2013.

Fiscal Year 2014 Budget. The enacted Fiscal Year 2014 budget provides appropriations and executive authorizations, net of lapses and other reductions, totaling $28.376 billion of Commonwealth funds against estimated revenues, net of tax refunds and including public health and human services assessments of $27.841 billion. The $534.969 million negative difference between estimated revenues and budgeted appropriations is to be mitigated by the drawdown of the $540.9 million ending balance from Fiscal Year 2013 and an estimated modest lapse of $1.5 million from prior-year legislative lapses. Commonwealth General Fund appropriations are anticipated to increase by $659 million (2.4%) on a year-over-year basis, during Fiscal Year 2014.

Commonwealth General Fund  revenues  from  all  sources  are  estimated  to  increase  $444 million  (1.6%) on  a  year-over-year basis during Fiscal Year  2014,  after  factoring  in planned  tax  refunds expenditures. The Fiscal Year  2014 budget  does not include  any  tax  increases,  but  does  implement  several  tax  changes  intended  to  increase  revenues. The  Fiscal Year  2014 budget also eliminates  the  inheritance  tax  on  small  businesses. Other  major revenue  changes  include: (i)  a  $11.4  million  tax  revenue  reduction  associated  with  an  increase  in  the  permitted  net operating  loss  cap; (ii)  a  $7  million  tax  revenue  increase  from  a  change  in  the  sourcing  of sales  for  corporate  net  income  tax  purposes;  (iii)  a  $4.3  million  tax  revenue  increase  from  an  expansion  of  the  realty transfer  tax;  (iv)  a  $2.6  million  tax  revenue  increase  from  changes  to  the  personal  income  tax  treatment  of  certain  "pass through"  businesses; (v)  a  $29.5  million  non-tax  revenue  increase  from  a  redirection  of  certain  Motor  License  Fund  fines to  the Commonwealth General  Fund. Other  tax-based  economic  incentives  include  the  creation  of  the  City  Revitalization  Investment Zones  and  InnovatePA. The  enacted  budget  also  increases  funding  for  the  PA  First  program, the Commonwealth's primary business attraction, relocation  and expansion  incentive tool, by  $8.3  million.

Commonwealth General  Fund  revenues  for  Fiscal  Year  2014  budget  are  forecast  to  grow  1.6%  over Fiscal Year  2013 actual  collections. This  growth  is  muted  by  the  effect  of  the  continued  reduction  in  the  capital  stock  and  franchise  tax. Base Commonwealth  General  Fund  revenue  growth  is  forecast  at  2.9%  without  including  the  scheduled  reduction  in  the  capital stock  and  franchise  tax. Within  the Commonwealth  General  Fund,  year-over-year  growth  of  2.0% is  forecast  among  tax  revenues and  a  decline  of  15.6%  for  non-tax  revenues. Corporate  net  income  tax  receipts  are  projected  to  grow  2.4% in  Fiscal Year  2014  while capital stock  and  franchise  tax  revenues  are  forecast to  decline  46.9% from the  continued rate  reduction. Gross  receipt  tax  collections  are  forecast  to increase  slightly  at  0.5% growth. Overall,  corporation taxes  from  all  sources  are  projected  to  decline  4.0% in  Fiscal  Year  2014. Sales  and  use  tax  receipts  are  estimated to  grow  3.8%  on  a  year-over-year  basis  and  personal  income  tax  receipts  are  forecast  to  grow  3.1%  during Fiscal Year  2014.

Administrative  spending  of  the  Commonwealth  was  reduced  and  included the  proposed  elimination  of  more  than  900  positions. There  are  approximately  3,000  fewer  Commonwealth  employees than there  were three  years ago.

Motor License Fund—Fiscal Years 2012-14 (Budgetary Basis). Pennsylvania's Constitution requires all proceeds of motor fuels taxes, vehicle registration fees, license taxes and fees and other excise taxes imposed on products used in motor transportation to be used exclusively for construction, maintenance and repair of and safety on highways and bridges and for debt service on obligations incurred for those purposes. The Motor License Fund in the fund through which most such revenues are account for and expended.

Fiscal Year 2012 Motor License Fund revenues totaled $2.414 billion, a decrease of $107.2 million (4.3%) from Fiscal Year 2011 revenues. Receipts from liquid fuels taxes decreased by 1.2% while license and fee revenue increased by 0.1%. Other revenue receipts decreased by 27.6% during Fiscal Year 2012, due primarily to a decrease in one-time interest earnings that occurred during Fiscal Year 2011. Fiscal Year 2012 Motor License Fund appropriations and executive authorizations totaled $2.615 billion, an increase of 8.8% from Fiscal Year 2011. The Motor License Fund concluded Fiscal Year 2012 with an unappropriated surplus of $153.0 million, a net decrease of 51.9%.

Fiscal Year 2013 Motor License Fund revenues totaled $2.416 billion, an increase of $2 million (0.1%) from Fiscal Year 2012 revenues. Receipts from liquid fuels taxes decreased by 0.1% while license and fee revenue remained even with the previous fiscal year. Other revenue receipts increased by 1.0% over the previous fiscal year. Fiscal Year 2013 Motor License Fund appropriations and executive authorizations totaled $2.503 billion, an decrease of 4.3% from Fiscal Year 2012. The Motor License Fund concluded Fiscal Year 2013 with an unappropriated surplus of $107.5 million, a net decrease of 29.7%.

Fiscal Year 2014 Motor License Fund revenues are projected to be $2.399 billion, a decrease of $17.1 million (0.7%) from Fiscal Year 2013 revenues. Receipts from liquid fuels taxes is expected remain even with the prior fiscal year while license and fee revenues are expected to increase by 1.1%. Other revenue receipts are projected to decrease by 8.9%. Fiscal Year 2014 Motor License Fund appropriations and executive authorizations are $2.5 billion, a decrease of 0.1% from Fiscal Year 2013 appropriations less lapses. The Motor License Fund is anticipated to conclude Fiscal Year 2014 with an unappropriated balance of $6.5 million.

State Lottery Fund—Fiscal Years 2012-14 (Budgetary Basis). The Commonwealth operates a statewide lottery program that consists of various lottery games using computer sales terminals and instant games. The net proceeds of all lottery game sales, less sales commissions and directly paid prizes are deposited in the State Lottery Fund.

Fiscal Year 2012 net revenues from lottery sources, including instant ticket sales and the Commonwealth's participation in the multi-state Powerball game, decreased by 0.6%. Total funds available, including prior year lapses and net revenues received by the State Lottery Fund during Fiscal Year 2012 were $1.694 billion, while total appropriations, net of current year lapses were $1.602 billion. Additionally, Fiscal Year 2012 expenditures included a transfer of approximately $178.0 million in long-term care costs from the Commonwealth General Fund to the State Lottery Fund. The fiscal year-end unappropriated balance and reserve was $263.3 million, an increase of 65.6%.

Fiscal Year 2013 net revenues from lottery sources, including instant ticket sales and the Commonwealth's participation in the multi-state Powerball game, decreased by 6.4%. Total funds available, including prior year lapses and net revenues received by the State Lottery Fund during Fiscal Year 2013 were $1.759 billion, while total appropriations, net of current year lapses were $1.804 billion. Additionally, Fiscal Year 2013 expenditures included a transfer of approximately $166.8 million in long-term care costs from the Commonwealth General Fund to the State Lottery Fund. The fiscal year-end unappropriated balance and reserve was $236.1 million, an increase of 10.3%.

The Fiscal Year 2014 enacted budget anticipates a 5.7% increase in revenues from all lottery sources, including instant ticket sales and the Commonwealth's participation in the multi-state Powerball game. Revenues of the State

Lottery Fund are estimated to be $1.859 billion in Fiscal Year 2014, an increase of $100.9 million from revised Fiscal Year 2014 estimates. Appropriations totaling $1.883 billion are recommended, which represents an increase of $79 million (4.3%) from Fiscal Year 2013. The proposed fiscal year-end unappropriated balance is projected to total $112.8 million, a decrease of 35%.

Trend projections beyond Fiscal Year 2014 show estimated program and administrative costs above estimated net revenues, as the forecasted rate of increase in program expenditures, primarily the pharmaceutical assistance program, is expected to outpace revenues. The estimated expenditures in excess of estimated revenues are expected to be partially funded from a further drawdown of available reserves and balances in the State Lottery Fund. Based upon current projections, higher revenues and/or lower expenditures will be required for the State Lottery Fund to avoid the incurrence of an operating deficit in fiscal years subsequent to Fiscal Year 2014. The achievement of the budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economy.

Commonwealth Indebtedness

The Constitution permits the Commonwealth to incur the following types of debt: (1) debt to suppress insurrection or rehabilitate areas affected by disaster; (2) electorate-approved debt; (3) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (4) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on general obligation debt is paid from Commonwealth General Fund appropriations, except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

Net outstanding general obligation debt totaled $10.860 billion at June 30, 2013, an increase of $132.8 million from June 30, 2012. Over the 10-year period ended June 30, 2013, total net outstanding general obligation debt increased at an annual rate of 4.8%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 5.8%.

General obligation debt for non-highway purposes of $10.150 billion was outstanding on June 30, 2013. Outstanding debt for these purposes increased by a net $67.2 million since June 30, 2012. For the period ended June 30, 2013, the 10-year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes has been 4.5% and 4.6%, respectively. Current Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and environmental remediation projects.

Outstanding general obligation debt for highway purposes was $710.4 million on June 30, 2013, an increase of $65.6 million from June 30, 2012. Highway outstanding debt grew over the most recent 10-year and 5-year periods ended June 30, 2013, by 11.8% and 52.1%, respectively. A previous decline in outstanding highway debt was due to the policy begun in 1980 of funding highway capital projects with current revenues except for very limited exceptions. However, beginning with the enacted Fiscal Year 2009 budget, the Commonwealth initiated a multi-year plan to issue an average of $200 million in general obligation bonds annually to accelerate the rehabilitation of a portion of the Commonwealth's 6,000 structurally deficient bridges. Funding to support the proposed debt issuance is being initially provided from an existing restricted account rather than from general revenues of the Motor License Fund or the Commonwealth General Fund. During Fiscal Year 2010, the Commonwealth issued $200 million in general obligation bonds in order to jumpstart its bridge rehabilitation program. During Fiscal Years 2011, 2012 and 2013, the Commonwealth issued $130 million, $120 million and $85 million, respectively, in general obligation debt for the program and the Fiscal Year 2014 budget includes $40 million in such general obligation debt authority.

When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The Commonwealth may issue tax anticipation notes only for the account of the Commonwealth General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund, or both funds, in the fiscal year. Tax anticipation notes must mature within the fiscal year in which they were issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and any year-end deficit balances must be funded within the succeeding fiscal year's budget. Currently, the Commonwealth has no tax anticipation notes outstanding and based on current projections, it appears that the Commonwealth will need to issue tax anticipation notes during Fiscal Year 2014. No tax anticipation notes were issued in Fiscal Year 2012 or Fiscal Year 2013. In Fiscal Year 2011, the Commonwealth issued $1.0 billion in tax anticipation notes and in Fiscal Year 2010, the Commonwealth issued $800 million in tax anticipation notes. In each instance, the Commonwealth paid the outstanding balance in full on June 30th of the respective fiscal year in which the tax notes were issued.

Certain state-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed, and the debt of such agencies is not an obligation of the Commonwealth, although some of the organizations are indirectly dependent on Commonwealth appropriations. The following organizations had debt currently outstanding as of June 30, 2013: Delaware River Joint Toll Bridge Commission ($391.6 million), Delaware River Port Authority ($1.512 billion), Pennsylvania Economic Development Financing Authority ($5.621 billion), Pennsylvania Higher Education Assistance Agency ($6.059 billion), Pennsylvania Higher Educational Facilities Authority ($6.694 billion), Pennsylvania Industrial Development Authority ($257.9 million), Pennsylvania Infrastructure Investment Authority ($3.9 million), Pennsylvania Turnpike Commission ($8.490 billion), and the State Public School Building Authority ($3.326 billion).

The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. Philadelphia currently is operating under a five-year fiscal plan approved by PICA on September 17, 2013.

No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $409.3 million in special tax revenue bonds outstanding as of June 30, 2013. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

Ratings. The Commonwealth's general obligations bonds are rated Aa2 by Moody's Investors Services, Inc. and AA (with negative outlook) by each of S&P and Fitch Ratings, Inc..

Unemployment Compensation. As of June 30, 2012, the Commonwealth had outstanding $2.593 billion in loans from the Federal Unemployment Account to the Pennsylvania Unemployment Compensation Fund (the "UC Fund"). The Commonwealth was one of 35 states that had exhausted its UC Fund balances during the most recent economic downtown. The federal loans, which began in March 2009, were needed to fund unemployment compensation benefits in excess of UC Fund receipts. Under current federal law, all such loans must be repaid by the states with interest. Under federal law, a waiver of interest on federal loans was extended through the end of calendar year 2010. Beginning in January 2011, interest started to accrue on outstanding loan amounts. Pursuant to existing Commonwealth law, for each year in which interest is due on federal loans, the Department of Treasury calculates an interest tax to be paid by Commonwealth employers on the first $8,000 in wages paid to each employee. The assigned interest tax rate was 0.44% for calendar year 2011 and 0.20% for calendar year 2012. In addition, federal law requires that employers in a state with an outstanding loan balance at the end of a second year must pay additional federal unemployment taxes ("FUTA") to repay the principal of the loan. This FUTA surcharge is 0.3% on the federal wage base of $7,000 and automatically increases by 0.3% each year that the loan remains outstanding.

Based on econometric assumptions and assuming no legislative action to improve the UC Fund's solvency and address the federal debt, the Commonwealth anticipated that the UC Fund will continue to require federal loans to continue to pay benefits through at least Fiscal Year 2018 and projected that its outstanding loan balance would total $286 million by 2018. Mandatory FUTA loan repayments, which began in 2011, were expected to grow from $94 million that year to an estimated $854 million annually by 2018. Additional voluntary loan repayments from the UC Fund would likely decrease from an estimated $2.560 billion in Fiscal Year 2011 to $176 million by Fiscal Year

2018 and the estimated interest on the outstanding UC Fund loans would drop from $101 million annually in Fiscal Year 2011 to $9 million by Fiscal Year 2018. These UC-related expenditures did not have any impact on the Commonwealth General Fund and are payable solely from the UC Fund.

To address these circumstances, on June 12, 2012 the Commonwealth amended its unemployment compensation law to, among other things, authorize the issuance of up to $4.5 billion of unemployment compensation bonds. The proceeds of such bonds ("UC Bonds") would be used to repay all outstanding loan advances, including interest, from the Federal Unemployment Account as well as to provide additional funding for the UC Fund. UC Bonds will be issued only if the Department of Labor and Industry determines that such issuance will result in a savings to Pennsylvania employers, whose FUTA payments will be adjusted to provide revenues sufficient to pay in full all UC Bonds.

On July 25, 2012, the Commonwealth closed on a $3.185 billion interim financing to both fully repay the outstanding federal loan and to fund the continued payment of benefits for a period through the fall of 2012. On October 18, 2012, approximately $2.827 billion in UC Bonds were issued, the proceeds of which were used to repay the interim financing. As result, , the Commonwealth estimates that it will save employers over $150 million as compared to repaying the previously existing federal advances through increased FUTA taxes with interest at the federal rate.

Pensions and Retirement Systems. On November 23, 2010, the Governor signed an act into law enacting employer contribution collars which will eliminate the previously anticipated very major increases in pension contribution which would have been required of the Commonwealth beginning in Fiscal Year 2013. Contribution collars are expressed as a percentage of payroll and were 3% and 3.5% in Fiscal Years 2012 and 2013, respectively, and are 4.5% in Fiscal Year 2014 and beyond until the actuarial calculated rate is below the collared rate. To the extent the pension funds have large unfunded liabilities, as is presently the case, such capping of required employer contributions to the pension funds is likely to materially extend the period over which such unfunded liability is funded.

The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state-related organizations are members of the State Employees' Retirement System ("SERS"). Public school employees are members of the Public School Employees' Retirement System ("PSERS"). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.

The Commonwealth's retirement programs are jointly contributory between the employer and employee. The contribution rate for PSERS new members who enrolled in the pension plan on or after January 1, 2002 and before July 1, 2011 is 7.5%. The contribution rate for PSERS new members who enrolled in the pension plan on or after July 1, 2011 is 7.5% or 10.3% depending upon elections made by each employee member. The contribution rates for PSERS members who enrolled prior to January 1, 2002 range from 5% to 7.5% of compensation depending upon their date of employment and elections made by the member. SERS' contribution rate for most employees is 6.25%. Interest on each employee's accumulated contributions is credited annually at a 4% rate mandated by state statute. Accumulated contributions plus interest credited are refundable to covered employees upon termination of their employment for most members hired before December 31, 2010, for SERS, and before June 30, 2011, for PSERS.

During Fiscal Year 2010, Commonwealth contributions totaled $262.5 million for SERS, an 8.2% increase, and $342.6 million for PSERS, a 5.0% decrease in the year-over-year contributions. For Fiscal Year 2011, the Commonwealth contribution was $300.4 million for SERS, a 14.4% increase from the Fiscal Year 2010 contribution, and for PSERS, $408.6 million, a 19.3% increase. For Fiscal Year 2012, the Commonwealth contribution was to SERS was $463.7 million, a 54.4% increase from the Fiscal Year 2011 contribution, and for PSERS, $600.1 million, a 47% increase. The Commonwealth's contributions to SERS and PSERS in Fiscal Year 2013 was $667.0 million and $856.1 million, respectively.

Rising  employer  contribution  rates  and  costs  in  accordance  with  law  for  the  Commonwealth's  two  pension systems  are projected  to  grow by  a factor  of  three  over  the next four  years,  rising  from  $1.5  billion  in  Fiscal  Year  2014  to $4.3 billion  in  Fiscal  Year 2017. The Fiscal Year 2014 budget includes  the  Commonwealth's  component  of  the  pension  contribution of  the  PSERS funded  at  $1.017  billion,  an  increase  of  $161  million  (18.8%)  over Fiscal

Year  2013. Without additional reform,  meeting  the  growing  pension  contributions  in  the  future  will  likely  require  deep  cuts in  the Commonwealth  General Fund as well as the budgets  of local school  districts.

In common with many other public pension systems in the United States, the recent global economic crisis and resulting recession have had a dramatic negative impact on PSERS' and SERS' investment performance. For Fiscal Year 2009, PSERS generated a negative 26.54% annual return. SERS' return on investments for calendar year 2008 was -28.7%. Calendar years 2009 and 2010 reflected an improvement in SERS' investment performance with a 9.1% and 11.9% return on investments, respectively. For 2011 and 2012, SERS returned 2.7% and 12.0% respectively. Similarly, PSERS' Fiscal Years 2010, 2011, 2012 and 2013 investment performance reflected improvements from Fiscal Year 2009 with a rate of return of 14.5%, 20.37%, 3.43% and 7.96% respectively.

Litigation

Following are brief descriptions of certain cases affecting the Commonwealth, as reviewed by the Commonwealth's Attorney General and Office of General Counsel.

In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for Fiscal Year 2013 was $20 million.

The Commonwealth also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth's self-insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

CG, et al. v. PDE, et al. In this class action, commenced in 2006, the representative plaintiffs are parents of students in the Lancaster and Reading School Districts who challenge the Commonwealth's method for distributing special education funds. The defendants are the Pennsylvania Department of Education ("PDE") and the Secretary of Education. The plaintiffs contend that the Pennsylvania statute that apportions special education funding violates federal laws including the Individuals with Disabilities Education Act ("IDEA") and the Equal Educational Opportunities Act of 1974. IDEA conditions a state's receipt of federal funds for special education on the implementation of statewide special education programs guaranteeing a free appropriate public education to eligible disabled children. The plaintiffs allege that the Commonwealth's funding formula violates federal law because it requires PDE to allocate special education funds to a school district based on average daily membership of special education students across the Commonwealth, rather than on the actual number of special education students enrolled in the district. The plaintiffs seek declaratory judgment and an injunction requiring the Secretary of Education to abandon the current funding formula and to distribute special education funds based upon the actual number of disabled students in each district and the actual cost of their special education needs. Following a bench trial on the claims that were not dismissed on summary judgment, the court entered judgment against the plaintiffs as to all claims. The plaintiffs have appealed to the U.S. Court of Appeals for the Third Circuit. That court heard oral argument on the appeal on September 10, 2013, and the parties await a ruling by the Third Circuit.

County of Allegheny v. Commonwealth of Pennsylvania and Pa. State Ass'n of County Comm'rs v. Commonwealth. In December 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

The Court appointed retired Justice Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. His interim report recommended a four phase transition to Commonwealth funding of a unified judicial system, during each of which specified court employees would transfer into the Commonwealth's payroll system. Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. On June 22, 1999, the Governor approved legislation under which approximately 165 county-level court administrators became employees of the Commonwealth. The act also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of Justice Montemuro's recommendation for later phases remained pending before the Supreme Court of Pennsylvania. The counties moved the court to enforce the original order in the case, but in 2012 the Supreme Court of Pennsylvania denied the petitioners' motion and relinquished jurisdiction.

Harlee Manor, Inc. v. Dept. of Public Welfare. This action challenges an assessment imposed on nursing homes to generate revenue for the Medicaid budget. The parties have executed a settlement agreement, which requires the approval of the Centers for Medicare and Medicaid Services. The parties are still in the process of obtaining that approval. If the trial court strikes down the assessment, the Commonwealth could lose up to $331 million in state funds and a similar amount in federal matching funds.

Northbrook Life Insurance Co. v. Commonwealth of Pennsylvania (now Allstate Life Insurance Co. v. Commonwealth of Pennsylvania). The Northbrook case was the lead case in litigation with potentially the entire insurance industry that does business in Pennsylvania. On January 26, 2006, the en banc trial court issued a conflicted decision in which the majority partially ruled for both parties. Both parties filed exceptions. The court denied all exceptions and upheld its earlier decision. Northbrook filed an appeal to the Pennsylvania Supreme Court, which ruled in Northbrook's favor but only on a technicality and did not address the substantive findings of the trial court.

Counsel then selected the Allstate case to relitigate the issues involved. The Northbrook (now Allstate) case along with all of the pending cases challenge the Department of Revenue's application of portions of the Life and Health Guaranty Association Act of 1982 (the "Act") that established a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to their insureds. Because the assessed insurance companies are paying the insurance obligations of other companies, a provision was placed in the Act which allows assessed insurance companies to claim a credit against their gross premiums tax liability based on such assessments. After several changes of direction, the Department of Revenue decided to allow credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxable annuities. There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers claim the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward.

The Allstate case was briefed and argued before a five judge en banc trial court on December 9, 2009. On March 25, 2010, a 3-2 majority ruled that Allstate was entitled to claim a credit for all annuity assessments paid to the Guaranty Fund. The Commonwealth filed exceptions. Following briefing and oral argument before a seven judge en banc trial court, a 4-3 majority issued an unreported decision overruling the Commonwealth's exceptions. The Commonwealth filed an appeal to the Pennsylvania Supreme Court. On August 2, 2012, an evenly divided court affirmed the final order of the trial court. The Commonwealth filed an application for reargument, which was denied. The Commonwealth has asserted the position that the evenly divided holding in this case is final and binding precedent only as to Allstate for the tax period involved in the Allstate case and has notified counsel for all pending cases that it wishes to select a new case to re-litigate the issues with the objective of obtaining a final majority decision on the merits.

Under docket of the pending cases in trial court, petitioners' counsel has filed an application for special and/or summary relief, and declaratory relief, seeking an order and declaratory judgment to, among other things, enforce the evenly divided decision as to all petitioners granting annuity assessments full tax credit against their gross premiums tax. The Commonwealth filed an answer and new matter seeking an order to, among other things, deny the petitioners' request for declaratory judgment and direct the parties to proceed with litigation of a new case. The Court issued an order on August 14, 2013, establishing a briefing schedule and scheduling oral argument for October 22, 2013.

Hosp. & Healthsystem Ass'n of Pa. v. Commonwealth (the "MCARE Case"). The Medical Care Availability and Reduction of Error ("MCARE") Fund is a special fund that pays claims against health providers for losses or damages awarded in medical professional liability actions in excess of their basic insurance coverage. All health care providers in Pennsylvania are required to pay annual assessments to the MCARE Fund. As part of the Fiscal Year 2010 budget legislation, $100 million was transferred from the MCARE Fund to the Commonwealth General Fund, which brought about this action. On April 15, 2010, the trial court held that legislation causing the Commonwealth to transfer the $100 million was unlawful in that it violated the petitioners' vested rights in that money.

On September 26, 2013, the Supreme Court of Pennsylvania reversed the decision of the trial court and remanded the cases. In the event of a final decision in any litigation that is adverse to the Commonwealth and that would require the payment or redistribution of Commonwealth funds or assets, the statutorily established administrative and budgetary processes would be used to provide the funds or authority to fulfill the Commonwealth's liabilities. Litigation obligations imposed on the Commonwealth in excess of budgeted amounts would require the Commonwealth to identify new revenue sources, or to reduce budgeted expenses so as to avoid a budgetary deficit.

Sears, et al. v. Corbett and Weisblatt, et al. v. Corbett. Petitioners, former participants in the discontinued Pennsylvania adultBasic Insurance Coverage program ("adultBasic"), filed a pair of class action suits against Governor Corbett seeking declaratory, mandamus and injunctive relief from alleged violations of the Pennsylvania Tobacco Settlement Act, which, in part, established a Tobacco Settlement Fund to receive and distribute payments received by the Commonwealth pursuant to the MSA entered into among the Commonwealth, other states and participating tobacco manufacturers. The Act established that the adultBasic program shared its funding stream with the Medical Benefits For Workers With Disabilities Program (MAWD), which received priority funding. The petitioners claim that, in 2010 and 2011, the General Assembly violated the Act through the redistribution of certain funding from the Fund. The ultimate purpose of the lawsuit is to force the General Assembly to restore adultBasic.

The Commonwealth filed preliminary objections to the amended petitions for review in both actions. On June 27, 2012, an en banc panel of the court sustained in part and overruled in part the respondents' preliminary objection in the Sears case and directed the respondents to answer the amended petitions for review within 30 days. The court made the same decision in the Weisblatt case on June 28, 2012.

After the pleadings were closed, all parties filed applications for summary relief with the trial court. On March 4, 2013, the court granted in part and denied in part the parties' applications. Relying upon the en banc court's opinion in Sears, the court declared that the redirection of money from the fund was unconstitutional. However, based on principles of sovereign immunity the court declined to order the Commonwealth parties to restore to the funds and it did not order the immediate restoration of the adultBasic insurance coverage program. Most of the respondents and the Weisblatt petitioner filed appeals to the Supreme Court of Pennsylvania. The appeals are in the briefing stage.

On July 9, 2013, the General Assembly enacted legislation that repealed certain sections of the Tobacco Settlement Act, and enacted new legislation that makes annual appropriations from the Tobacco Settlement Fund for various purposes, including Medicaid benefits for workers with certain disabilities, as ordered by the trial court. The legislation makes no appropriations for adultBasic or any other insurance program established under the Tobacco Settlement Act. In motions filed with the Supreme Court in connection with the Sears and Weisblatt appeals, the petitioners appear to be prepared to challenge the constitutionality of the legislation. However, to date no such litigation has been commenced or otherwise pursued.

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES

See the prospectus and "How to Buy Shares" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Except as may be otherwise described in "How to Buy Shares—Information Regarding the Offering of Share Classes" in Part II of this SAI or in the prospectus, fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. The initial investment must be accompanied by the Account Application. If required information is missing from your Account Application, it may be rejected. If an account is established pending receipt of requested information, it may be restricted to liquidating transactions only and closed if requested information is not received within specified time frames. Subsequent purchase requests may be sent directly to the Transfer Agent or your Service Agent or as otherwise described in the prospectus. Shares of the funds will only be issued against full payment. You will be charged a fee if a check used to purchase fund shares is returned unpayable. Effective July 1, 2011 the funds issue shares in book entry form only and no longer issue share certificates.

Each fund reserves the right to reject any purchase order. No fund will establish an account for a "foreign financial institution," as that term is defined in Treasury rules implementing Section 312 of the USA PATRIOT Act. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter. No fund will accept cash, travelers' checks or money orders as payment for shares.

Service Agents may impose certain conditions on their clients which are different from those described in the prospectus and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard. As discussed under "Management Arrangements—Distributor" in Part III of this SAI, Service Agents may receive revenue sharing payments from Dreyfus or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell fund shares instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans or government sponsored programs. These limitations apply with respect to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs. Participants and plan sponsors should consult their tax advisors for details.

Investment Minimums

Each fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

Except as may be otherwise described in "How to Buy Shares—Investment Minimums" in Part II of this SAI, shares of each fund are offered without regard to the minimum initial investment requirements to fund board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund.

Purchase of Institutional Money Funds and Cash Management Funds (not applicable to Institutional Direct accounts)

In addition to the purchase information which may be described in "How to Buy Shares—Purchase of Institutional Money Funds" in Part II of this SAI, shares may be purchased by wire, by telephone or through a compatible automated interface or trading system. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their automated facilities are compatible with the fund, investors should call Dreyfus Investments Division at 1-800-346-3621.

III-1

In-Kind Purchases

Certain funds may, at their discretion, permit the purchases of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to the fund's minimum initial investment. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

Securities accepted by a fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the fund, along with the securities. The exchange of securities for fund shares may be a taxable transaction to the shareholder. For further information about "in-kind" purchases, call 1-800-DREYFUS (inside the U.S. only).

Information Pertaining to Purchase Orders

For certain institutions that have entered into agreements with the Distributor, payment for the purchase of shares of funds other than money market funds may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

Federal Funds (money market funds only). Shares of each fund are sold on a continuous basis at the NAV per share next determined after an order and Federal Funds are received by the Transfer Agent or other entity authorized to receive orders on behalf of the fund. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested in the fund.

Dreyfus TeleTransfer Privilege.  Except as may be otherwise described in "How to Buy Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may purchase fund shares by telephone or online if you have supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received prior to the time as of which the fund calculates its NAV (as described in the prospectus) on any day the Transfer Agent and the NYSE are open for regular business, fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after the time as of which the fund calculates its NAV on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any fund holiday (e.g., when the NYSE is not open for business) fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed as described below under "Additional Information About How to Redeem Shares—Share Certificates; Medallion Signature Guarantees." See "Additional Information About How to Redeem Shares—Dreyfus TeleTransfer Privilege" below for more information. Dreyfus TeleTransfer Privilege enables investors to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals, but does not guarantee a profit and will not protect an investor against loss in a declining market.

Reopening an Account. Except as may be otherwise described in "How to Buy Shares—Reopening An Account" in Part II of this SAI, you may reopen an account with a minimum investment of $100 without filing a new Account

III-2

Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Multi-Class Funds. When purchasing shares of a Multi-Class Fund, you must specify which class is being purchased. In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

Service Agents may receive different levels of compensation for selling different classes of shares of the Multi-Class Funds.

Class A. Except as may be otherwise described in "How to Buy Shares—Class A" in Part II of this SAI, and as described below with respect to: (a) Class A shares of a Multi-Class Fund that is an equity fund purchased by shareholders who beneficially owned Class A shares of such fund on November 30, 1996; and (b) Class T shares exchanged for Class A shares, the public offering price for Class A shares of each Multi-Class Fund that is an equity fund is the NAV per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	5.75	6.10	5.00

$50,000 to less than $100,000	4.50	4.71	3.75

$100,000 to less than $250,000	3.50	3.63	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

____________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

The public offering price for Class A shares of a Multi-Class Fund that is an equity fund purchased by shareholders who beneficially owned Class A shares of such fund on November 30, 1996 is the NAV per share of that class plus a sales load as shown below:

III-3

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

____________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Effective February 4, 2009 (the "Exchange Date"), Class T shares are no longer offered by any Multi-Class Fund. Holders of Class T shares of a Multi-Class Fund as of the Exchange Date received automatically, in exchange for their Class T shares of a fund, Class A shares of the fund having an aggregate NAV equal to the aggregate value of the shareholder's Class T shares. For shareholders of a Multi-Class Fund who received Class A shares of the fund in exchange for their Class T shares of the fund on the Exchange Date, the public offering price for Class A shares of the fund is the NAV per share of Class A of the fund plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.00

$50,000 to less than $100,000	4.00	4.17	3.50

$100,000 to less than $250,000	3.00	3.09	2.50

$250,000 to less than $500,000	2.00	2.04	1.75

$500,000 to less than $1,000,000	1.50	1.52	1.25

$1,000,000 or more	-0-	-0-	-0-

____________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Except as may be otherwise described in "How to Buy Shares—Class A" in Part II of this SAI, the public offering price for Class A shares of each Multi-Class Fund that is a bond fund is the NAV per share of that class plus a sales load as shown below:

III-4

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

___________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of a Multi-Class Fund purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the NAV of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

The scale of sales loads applies to purchases of Class A shares made by any Purchaser.

• Class A Shares Offered at NAV. Full-time employees of member firms of FINRA and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of fund shares (or which otherwise have a brokerage-related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if fund shares are offered to such plans or programs), or for their spouses or minor children, at NAV without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at NAV. In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, board members of a fund advised by Dreyfus or its affiliates, or the spouse or minor child of any of the foregoing. Further, a charitable organization investing $50,000 or more in fund shares and a charitable remainder trust (each as defined in Section 501(c)(3) of the Code) may purchase Class A shares at NAV without payment of a sales charge, provided that such Class A shares are purchased directly through the Distributor. Any such charitable organization or charitable remainder trust that held Class A shares of a fund as of July 15, 2011, and continues to hold such Class A shares, may purchase additional Class A shares of the fund at NAV without a sales load whether or not purchasing such shares directly through the Distributor. Additional information about purchasing Class A shares at NAV is in the prospectus.

A shareholder purchasing fund shares through a Service Agent may no longer be eligible to purchase fund shares at NAV without a sales load, if the nature of the shareholder's relationship, and/or the services the shareholder receives from, the Service Agent changes. Please consult your Service Agent for further details.

• Dealer Reallowance. The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised or administered by

III-5

Dreyfus which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares. See "Management Arrangements—Distributor" below.

• Right of Accumulation. Except as may be otherwise described in "How to Buy Shares—Right of Accumulation" in Part II of this SAI, reduced sales loads apply to any purchase of Class A shares by you and any related Purchaser where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Eligible Shares, or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of such fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be the sales load in effect for a transaction in the range of $50,000 to less than $100,000. All present holdings of Eligible Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

• Conversion of All Class B Shares. Effective as of the Effective Date, each Multi-Class Fund offering Class B shares converted its outstanding Class B shares to Class A shares of the fund (or, for certain funds, Class D shares of the fund—see "How to Buy Shares" in Part II of this SAI). Class B shares are no longer offered by the funds and have been terminated as a separately designated class of each fund. On the Effective Date, holders of Class B shares of a fund received Class A shares (or, as applicable, Class D shares) of the fund having an aggregate NAV equal to the aggregate NAV of the shareholder's Class B shares. Each fund's Class A shares (or, as applicable, Class D shares) have a lower total annual expense ratio than the fund's Class B shares. No front-end sales load or CDSC was imposed in connection with the conversion. Any subsequent investments in a fund's Class A shares by holders of Class A shares that were converted from Class B shares will be subject to the front-end sales load applicable to the fund's Class A shares.

Class C. The public offering price for Class C shares is the NAV per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Additional Information About How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class C" below.

Class I. The public offering price for Class I shares is the NAV per share of that class.

Shareholders who received Class I shares of a fund in exchange for Class Y shares of a corresponding Acquired Fund as a result of the reorganization of such series may continue to purchase Class I shares of any fund in the Dreyfus Family of Funds whether or not they would otherwise be eligible to do so. Additional information about eligibility to purchase Class I shares is in the prospectus and may be in Part II of this SAI.

Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

Class Y. The public offering price for Class Y shares is the NAV per share of that class. Class Y shares of a fund have established an exchange privilege between Class Y shares of other funds in the Dreyfus Family of Funds, as well as between Class R shares of Dreyfus AMT-Free Municipal Reserves and Dreyfus Money Market Reserves.

All Other Share Classes. The public offering price is the NAV per share of the class.

Converting Shares

Under certain circumstances, shares of a fund with more than one class may be converted from one class of shares to another class of shares of the same fund. The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. An

III-6

investor whose fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion.

Taxpayer ID Number

Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN could subject you to a $50 penalty imposed by the IRS.

Frequent Purchases and Exchanges (non-money market funds only)

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund's performance and its shareholders. If fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading. In addition, a fund may refuse or restrict purchase or exchange requests for fund shares by any person or group if, in the judgment of fund management, the fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the fund receives or anticipates receiving simultaneous orders that may significantly affect the fund. If an exchange request is refused, the fund will take no other action with respect to the fund shares until it receives further instructions from the investor. While a fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES

See the prospectus or "How to Redeem Shares" in Part II of this SAI for fund-specific and other information about the redemption of fund shares.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, each fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus Automatic Asset Builder®, and subsequently submit a written redemption request to the Transfer Agent, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably ensure that the purchase check (including a certified or cashier's check) has cleared (normally eight business days). For a money market fund, the fund may delay the redemption of such shares for such period; for a fund other than a money market fund, the fund may delay sending the redemption proceeds for such period. In addition, the fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

If you hold shares of more than one class of a fund with more than one class, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, the Wire Redemption Privilege, Dreyfus TeleTransfer Privilege and the Telephone Exchange Privilege authorize the Transfer Agent to act on telephone (including over the Dreyfus Express voice response system), letter or online instructions from any

III-7

person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the fund nor the Transfer Agent will be liable for following telephonic instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone or online to request a redemption or exchange of fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephonic redemption had been used. During the delay the NAV of non-money market funds may fluctuate.

Redemption Fee

Certain funds will deduct a redemption fee as described in the relevant funds' prospectuses. Subject to the exceptions described in a fund's prospectus, shares held for less than the 60-day holding period will be subject to the fund's redemption fee, whether held directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for Retirement Plan participants or any other third party. If you hold your shares through an intermediary's omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the fund.

The redemption fee will be charged and retained by a fund on shares sold before the end of the required holding period. The fund will use the "first-in, first-out" method to determine the holding period for the shares sold. Under this method, shares held the longest will be redeemed or exchanged first. The holding period commences on the day after your purchase order is effective. For example, the holding period for shares purchased on October 31 (trade date) begins on November 1 and ends on the 59th day, which is December 29. Thus, if you redeemed these shares on December 29, you would be assessed the fee, but you would not be assessed the fee if you redeemed on or after December 30.

A redemption fee generally is collected by deduction from the redemption proceeds, but may be imposed by billing you if the fee is not imposed as part of the redemption transaction.

A fund may postpone the effective date of the assessment of the redemption fee on the underlying shareholder accounts within an omnibus account if an intermediary requires additional time to collect the fund's redemption fee.

The fund may impose the redemption fee at the plan level for employee benefit plans that hold shares on behalf of a limited number of employees. Plan sponsors of such benefit plans that opt to impose redemption fees at the employee account level, rather than at the plan level, must enter into agreements with Dreyfus that obligate the sponsor to collect and remit redemption fees at the employee level and to provide to the fund, at its request, shareholder identity and transaction information.

The funds' prospectuses contain information on transactions for which the redemption fee is waived. The funds reserve the right to exempt additional transactions from the redemption fee.

Contingent Deferred Sales Charge—Multi-Class Funds

Class C. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (i) the current NAV of Class C shares of the fund acquired through reinvestment of fund dividends or capital gain distributions, plus (ii) increases in the NAV of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

III-8

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class C shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of the fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through the reinvestment of fund dividends. Within a year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans or other programs, (c) redemptions as a result of a combination of any investment company with the fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described under "Additional Information About Shareholder Services—Automatic Withdrawal Plan" in Part III of this SAI. If a fund's board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the fund's prospectus or this SAI at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

Redemption Through an Authorized Entity

Except as may be otherwise described in "How to Redeem Shares—Redemption Through an Authorized Entity" in Part II of this SAI, redemption orders received by an Authorized Entity by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee in accordance with the Authorized Entity's agreement with the Distributor are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined NAV. It is the responsibility of the Authorized Entity to transmit orders on a timely basis. The Authorized Entity may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

Checkwriting Privilege

Certain funds provide redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your fund account and, except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, may be made payable to the order of any person in the amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the Check. Potential fluctuations in the NAV of a non-money market fund should be considered in determining the amount of a Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

Except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if

III-9

the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked "insufficient funds." Checks should not be used to close your account.

You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment if they are otherwise in good order. If you hold shares in a Dreyfus sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you for this purpose.

Except with respect to money market funds, the Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent. Institutional Direct accounts are not eligible for the Checkwriting Privilege.

Wire Redemption Privilege

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, by using this privilege, you authorize the fund and the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the fund or the Transfer Agent to be genuine. Ordinarily, a fund other than a money market fund will initiate payment for shares redeemed pursuant to the Wire Redemption Privilege on the next business day if the Transfer Agent receives a redemption request in proper form prior to the time as of which the fund calculates its NAV (as described in the prospectus); for a money market fund that receives a redemption request in proper form prior to the time as of which the fund calculates its NAV, payment will be initiated the same day and the shares will not receive the dividend declared on that day.

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. In most circumstances, this request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Medallion Signature Guarantees." Shares held in an Education Savings Account may not be redeemed through the Wire Redemption Privilege.

Redemption through Compatible Automated Facilities

Certain funds make available to institutions the ability to redeem shares through compatible automated interface or trading system facilities. Investors desiring to redeem shares in this manner should call Dreyfus Investments Division at 1-800-346-3621 to determine whether their automated facilities are compatible and to receive instructions for redeeming shares in this manner.

Dreyfus TeleTransfer Privilege

Except as may be otherwise described in "How to Redeem Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may request by telephone (for regular accounts or IRAs) or online (for regular accounts only) that redemption proceeds ($500 minimum) be transferred between your fund account and your bank account. Except as may be otherwise described in "How to Redeem Shares—Transaction Fees" in Part II of this SAI or in the prospectus, transaction fees do not apply to Dreyfus TeleTransfer redemptions. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption

III-10

request. Shares held in an Education Savings Account may not be redeemed through the Dreyfus TeleTransfer Privilege. See "Additional Information About How to Buy Shares—Dreyfus TeleTransfer Privilege" above.

Reinvestment Privilege

Upon written request, you may reinvest up to the number of Class A shares of a Multi-Class Fund you have redeemed, within 45 days of redemption, at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

Share Certificates; Medallion Signature Guarantees

Share Certificates. Effective July 1, 2011 each fund issues shares in book entry form only and no longer issues share certificates. Any certificates representing fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed as described below.

Medallion Signature Guarantees. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (STAMP) or the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor. No other types of signature guarantees will be accepted. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment

Each fund has committed itself to pay in cash all redemption requests by any fund shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from the fund in excess of such amount, the fund's board reserves the right to make payments in whole or in part in securities or other assets of the fund in case of an emergency or any time a cash distribution would impair the liquidity of the fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the fund's portfolio is valued. If the recipient sells such securities, brokerage charges would be incurred.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets a fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the fund's investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect fund shareholders.

III-11

ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES

See "Shareholder Services" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Dreyfus Automatic Asset Builder, the Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege enable investors to make regularly scheduled investments and may provide these investors with a convenient way to invest for long-term financial goals, but do not guarantee a profit and will not protect an investor against loss in a declining market.

Shareholder Services Forms and prospectuses of the funds may be obtained by visiting www.dreyfus.com or by calling 1-800-DREYFUS (inside the U.S. only). To modify or terminate your participation in a service, call 1-800-DREYFUS (inside the U.S. only). Except as otherwise stated, the shareholder services described below may be modified or terminated at any time.

Exchanges

You should obtain and review the prospectus of the fund and class, if applicable, into which an exchange is being made. Upon exchanging into a new account, the following shareholder services and privileges, as applicable, will be automatically carried over to the fund into which the exchange is made: Fund Exchanges, Checkwriting Privilege, Dreyfus TeleTransfer Privilege, Wire Redemption Privilege and the dividends and distributions payment options (except Dreyfus Dividend Sweep) selected by you.

The funds reserve the right to reject any exchange request in whole or in part. Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Fund Exchanges. Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, you or clients of certain Service Agents may purchase, in exchange for shares of a fund, shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. Fund exchanges are subject to any redemption fee applicable to the fund from which you are exchanging, as described in such fund's prospectus. You should review carefully the current prospectus of the fund from which your shares were exchanged and, if applicable, into which shares are exchanged to determine the sales load or CDSC chargeable upon the redemption of the shares and for information on conversion features. Shares of funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:

A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

III-12

To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

You also may exchange your Class A or Class C shares of a Multi-Class Fund that are subject to a CDSC for shares of the Worldwide Dollar Fund. The shares so purchased will be held in an Exchange Account. Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by Dreyfus. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares" in Part II of this SAI. Redemption proceeds for Exchange Account shares are paid by federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, each of which is described below.

As of the Effective Date, holders of Class A shares of a fund or the General Fund received by conversion from Class B shares, and holders of shares of the Worldwide Dollar Fund received in a prior exchange for a fund's Class B shares, may exchange such shares for Class A shares or no-load shares or classes of other funds managed or administered by Dreyfus, without the imposition of a front-end sales load or CDSC.

Except as may be otherwise described in "Shareholder Services" in Part II of this SAI or in the prospectus, to request an exchange, you, or a Service Agent acting on your behalf, may give exchange instructions to the Transfer Agent in writing, by telephone or online. Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, by using this privilege, you authorize the fund and the Transfer Agent to act on telephone or online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the fund or the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. Unless otherwise stated in the prospectus, no fees currently are charged to shareholders directly in connection with exchanges, although the funds reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

Exchanges of Class I, Class R or Class Y shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

When establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made (and the investor must otherwise be eligible to invest in the class of shares being purchased). For the BASIC funds, the shares being exchanged must have a current value of at least $1,000.

During times of drastic economic or market conditions, Fund Exchanges may be temporarily suspended without notice, and exchange requests may be treated based on their separate components—redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined NAV, but the purchase order would be effective only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege, which is available for existing accounts only, permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a fund, shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. With respect to Class I or Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative NAV as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this privilege is effective three business days following notification by you. Shares held under IRAs and Retirement Plans are eligible for this privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts

III-13

to IRA accounts, but not from IRA accounts to regular accounts. With respect to Retirement Plan accounts, exchanges may be made only among those accounts. Shares in certificate form are not eligible for this privilege.

Dreyfus Automatic Asset Builder®

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege

Dreyfus Government Direct Deposit Privilege enables you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) by having federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account. When selecting this service for a fund other than a money market fund, you should consider whether Direct Deposit of your entire payment into a fund with a fluctuating NAV may be appropriate for you.

Dreyfus Payroll Savings Plan

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan. Shares held through a Retirement Plan are not eligible for this privilege.

Dreyfus Dividend Options

Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. Shares held through a Retirement Plan are not eligible for this privilege. Identically registered existing IRA accounts are eligible for this privilege. Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative NAV per share as follows:

A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (Offered Shares), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Automatic Withdrawal Plan

The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on a specific day each month, quarter or semi-annual or annual period if you have a $5,000 minimum account. Automatic Withdrawal Plan transactions that fall on a non-business day generally will be processed on the next business day. However, when the next business day is part of a new month, the transaction will be processed on the previous business day. For example, if you request that Automatic Withdrawal Plan transactions be processed on

III-14

the 30th day of each month, and June 30th falls on a Sunday, the transaction will be processed on June 28th.

Withdrawal payments are the proceeds from sales of fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be established by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative. For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

No CDSC with respect to Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax advisor for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

Letter of Intent—Class A Shares

By submitting a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Shares purchased by you and any related Purchaser within a period of up to 13-months pursuant to the terms and conditions set forth in the Letter of Intent. Eligible Shares purchased within 90 days prior to the submission of the Letter of Intent ("Pre-LOI Purchases") may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-DREYFUS (inside the U.S. only).

Each purchase you make from the date you submit the Letter of Intent until the earlier of (i) the date you fulfill the terms of the Letter of Intent by purchasing the minimum investment specified in the Letter of Intent (the "LOI Purchase Commitment") or (ii) the end of the 13-month period following the date you submit the Letter of Intent will be at the public offering price applicable to a single transaction in the amount of the LOI Purchase Commitment. The Transfer Agent will hold in escrow 5% of the minimum amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not fulfill the LOI Purchase Commitment. When you fulfill the LOI Purchase Commitment, the escrowed amount will be released and additional shares representing such amount will be credited to your account. In addition, when you fulfill the LOI Purchase Commitment, the Pre-LOI Purchases will be adjusted to reflect the sales load applicable to the LOI Purchase Commitment. The adjustment will be made in the form of additional shares credited to your account at the then-current offering price applicable to a single purchase in the amount of the LOI Purchase Commitment. If, however, total purchases at the end of the 13-month period are less than the LOI Purchase Commitment, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Submitting a Letter of Intent does not bind you to purchase, or the fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was submitted.

III-15

Corporate Pension/Profit-Sharing and Retirement Plans

A fund may make available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, certain funds make available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs), Education Savings Accounts and 403(b)(7) Plans. Plan support services also are available.

If you wish to purchase fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan, an IRA, including a SEP-IRA, or an Education Savings Account, you may request from the Distributor forms for adoption of such plans. Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds. Purchases for these plans may not be made in advance of receipt of funds.

The entity acting as custodian for Keogh Plans, 403(b)(7) Plans, IRAs or Education Savings Accounts may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax advisor.

ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS

See "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI for more information about the Plan(s) adopted by your fund.

Rule 12b-1 under the 1940 Act, which is applicable to certain Plans, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. For each fund that has adopted a Plan pursuant to Rule 12b-1, the board believes that there is a reasonable likelihood that the Plan will benefit the fund and the class(es) of fund shares to which the Plan applies.

A quarterly report of the amounts expended under a fund's Plan, and the purposes for which such expenditures were incurred, must be made to the fund's board for its review. For a Plan adopted pursuant to Rule 12b-1, the Plan provides that it may not be amended to increase materially the costs that holders of the fund's applicable class(es) of shares may bear pursuant to the Plan without the approval of the holders of such shares; other material amendments of the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. For a Plan not adopted pursuant to Rule 12b-1, the Plan provides that material amendments to the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Plan. As to the relevant class of fund shares (if applicable), the Plan is generally terminable at any time by vote of a majority of the board members who are not "interested persons" with respect to the fund and have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan or, for a Plan adopted pursuant to Rule 12b-1, by vote of a majority of the outstanding voting securities of such class.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.

The Funds of Funds invest in Underlying Funds and, therefore, the following descriptions of investments, investment techniques and risks apply to the Underlying Funds, as applicable. To the extent a Fund of Fund's

III-16

Underlying Funds invest as described below, the effect of investment risks generally would be experienced similarly for the Fund of Funds.

All Funds other than Money Market Funds

Equity Securities

Equity securities include common stocks and certain preferred stocks, convertible securities and warrants. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.

Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities. For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss. If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of equity securities tend to move by industry, market or sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.

Common Stock. Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. Common stock may be received upon the conversion of convertible securities.

Preferred Stock. Preferred stock is a form of equity ownership in a corporation. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock. While most preferred stocks pay a dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

III-17

Certain convertible preferred stocks may offer enhanced yield features. These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price. Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection. Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity they may convert into either cash or a specified number of shares of common stock.

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). Convertible securities have characteristics similar to both equity and fixed-income securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities. An example is a non-convertible debt security and a warrant or option. The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants and Stock Purchase Rights. Warrants or stock purchase rights ("rights") give the holder the right to subscribe to equity securities at a specific price for a specified period of time. Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price. A fund's investment in warrants and rights will not entitle it to receive dividends or exercise voting rights, provide no rights with respect to the assets of the issuer and will become worthless if not profitably exercised before the expiration date. Warrants, rights or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities (further described below), or restructuring of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

III-18

IPOs. An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of FINRA apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed rate fixed-income securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount, will cause a fund to realize income prior to the receipt of cash payments with respect to these securities. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering a fund's share price. The values of fixed-income securities also may be affected by changes in the credit rating of the issuer. Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations (and not necessarily inversely with changes in interest rates) than certain lower yielding, higher-rated fixed-income securities. See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash

III-19

flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of a fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the fund. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. This is known as prepayment risk. Conversely, when interest rates rise, the effective duration of a fund's fixed rate mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

U.S. Government Securities. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

TIPS are issued by the Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS generally will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations. As a result, any appreciation in principal generally will be counted as income in the year the increase occurs, even though the investor will not

III-20

receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes. See also "Inflation-Indexed Securities" below.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA." The value of shares of a fund that may invest in U.S. Government obligations may be adversely affected by S&P's downgrade or any future downgrades of the U.S. Government's credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Ratings of Securities; Unrated Securities. Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund. Neither event will require the sale of such securities by the fund, but the Adviser will consider such event in determining whether the fund should continue to hold the securities. In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.

A fund may purchase unrated securities, which are not rated by a Rating Agency but that the Adviser determines are of comparable quality to the rated securities in which the fund may invest. Unrated securities may be less liquid than comparable rated securities, because dealers may not maintain daily markets in such securities and retail markets for many of these securities may not exist. As a result, a fund's ability to sell these securities when, and at a price, the Adviser deems appropriate may be diminished. Investing in unrated securities involves the risk that the Adviser may not accurately evaluate the security's comparative credit rating. To the extent that a fund invests in unrated securities, the fund's success in achieving its investment objective(s) may depend more heavily on the Adviser's credit analysis than if the fund invested exclusively in rated securities.

High Yield and Lower-Rated Securities. Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P and Fitch, and as low as those rated Caa/CCC by Rating Agencies at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk. See "Rating Categories" below for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations.

III-21

Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information. The success of a fund's investments in lower-rated securities may be more dependent on the Adviser's credit analysis than might be the case for investments in higher-rated securities.

Bond prices generally are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund's relative share price volatility.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry. The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time. Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities. These securities may be particularly susceptible to economic downturns. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, it may be anticipated that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV. Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund's NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.

Certain funds may invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings. As a result, it is expected that these securities will cease or will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security. Consequently, a fund would intend to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income. Reorganization entails a complete change in the structure of a business entity. An attempted reorganization may be unsuccessful, resulting in substantial or total loss of amounts invested. If reorganization is successful, the value of securities of the restructured entity may depend on numerous factors, including the structure of the reorganization, the market success of the entity's products or services, the entity's management, and the overall strength of the marketplace.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues. A fund will not have any arrangement with any person concerning the acquisition of such securities.

Distressed and Defaulted Securities. Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by a fund ("Distressed Securities") is speculative and involves significant risks.

III-22

A fund may make such investments when, among other circumstances, the Adviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities in return for the Distressed Securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the fund would receive any interest payments on the Distressed Securities, the fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the fund may be required to bear certain extraordinary expenses to protect and recover its investment. A fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value. Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the fund may be restricted from disposing of such securities for a period of time. To the extent that a fund becomes involved in such proceedings, the fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Pay-in-kind securities generally pay interest through the issuance of additional securities. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The credit risk factors pertaining to high-yield, lower-rated securities (discussed above) also apply to lower-rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Inflation-Indexed Securities. Inflation-indexed securities, such as TIPS, are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

III-23

Inflation-indexed securities issued by the Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-index bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities. Any increase in the principal amount of an inflation-indexed security generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

Variable and Floating Rate Securities. Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Variable Rate Demand Notes. Variable rate demand notes include master demand notes, which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the fund.

Floating and Inverse Floating Rate Debt Instruments. The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate. The interest rate on

III-24

an inverse floating rate debt instrument moves or resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these instruments involves leveraging which may magnify gains or losses.

Loans. Senior secured loans ("Senior Loans") typically hold a first lien priority and, like other types of loans, pay interest at rates that are determined daily, monthly, quarterly or semi-annually on the basis of a floating base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. As short-term interest rates increase, interest payable to a fund from its investments in loans is likely to increase, and as short-term interest rates decrease, interest payable to the fund from its investments in loans is likely to decrease. To the extent a fund invests in loans with a base lending rate floor, the fund's potential for decreased income in a flat or falling rate environment may be mitigated, but the fund may not receive the benefit of increased coupon payments if the relevant interest rate increases but remains below the base lending rate floor.

Loans in which a fund may invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions (a "Borrower"). Borrowers may obtain loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. Subordinated loans generally have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured.

Senior Loans hold the most senior position in the capital structure of a Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. Typically, in order to borrow money pursuant to a Senior Loan, a Borrower will, for the term of the Senior Loan, pledge collateral, including, but not limited to: (i) working capital assets, such as accounts receivable and inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill) and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of a loan (the "Loan Agreement"). In a typical loan, an agent (the "Agent Bank") administers the terms of the Loan Agreement. In such cases, the Agent Bank is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. A fund will generally rely upon the Agent Bank or an intermediate participant to receive and forward to the fund its portion of the principal and interest payments on the loan. Additionally, a fund normally will rely on the Agent Bank and the other loan investors to use appropriate credit remedies against the Borrower. The Agent Bank is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The Agent Bank may monitor the value of any collateral and, if the value of the collateral declines, may accelerate the loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent Bank is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to loans for which the Agent Bank does not perform such administrative and enforcement functions, the Adviser may perform such tasks on a fund's behalf, although a collateral bank will typically hold any collateral on behalf of the fund and the other loan investors pursuant to the applicable Loan Agreement.

In the process of buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When a fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn

III-25

portion of the underlying line of credit portion of a loan. In certain circumstances, a fund may receive a prepayment penalty fee upon the prepayment of a loan by a Borrower. Other fees received by a fund may include covenant waiver fees, covenant modification fees or other amendment fees.

Offerings of Senior Loans and other loans in which a fund may invest generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. Because there is less readily available or reliable information about most loans than is the case for many other types of securities, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Therefore, a fund investing in loans will be particularly dependent on the analytical abilities of the Adviser. No active trading market may exist for some loans, which may make it difficult to value them. Some loans may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Any secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of a seller to realize full value and thus cause a material decline in a fund's net asset value. In addition, a fund may not be able to readily dispose of its loans at prices that approximate those at which the fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. If a fund's investments are focused on loans, a limited supply or relative illiquidity of loans may adversely affect a fund's yield.

The settlements of secondary market purchases of Senior Loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively), are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (''LSTA''). For par loans, for example, income accrues to the buyer of the loan (the ''Buyer'') during the period beginning on the last date by which the loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par loan purchased in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the loan (this payment may be netted from the wire released on settlement date for the purchase price of the loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received. Furthermore, the purchase of a Senior Loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and, therefore, the risk of non-delivery of the security to the fund is reduced or eliminated.

A fund may purchase and retain in its portfolio loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a loan. A fund may from time to time participate on ad-hoc committees formed by creditors to negotiate with the management of financially troubled Borrowers and may incur legal fees as a result of such participation. In addition, such participation may restrict the fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a fund also may expose the fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors.

Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with investing in loans are similar to the risks of fixed-income securities rated below investment grade, although Senior Loans are senior and secured, in contrast to other fixed-income securities rated below investment grade, which are often subordinated and/or unsecured. Any specific collateral used to secure a loan, however, may decline in value or become illiquid, which would adversely affect the loan's value. Loans are subject to a number of risks described elsewhere in this SAI section titled "Fixed-Income Securities," including non-payment of principal and interest, liquidity risk and the risk of investing in fixed-income securities rated below investment grade.

Investing in loans is subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans and

III-26

other types of loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain issuers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of loans that are considered highly levered transactions. If a fund attempts to sell a loan at a time when a financial institution is engaging in such a sale, the price the fund could receive for the loan may be adversely affected.

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. These loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

The Adviser and/or its affiliates may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of the Adviser and/or the Adviser's affiliates in the loan market may restrict a fund's ability to acquire certain loans, or affect the timing or price of such acquisitions. Also, because the Adviser, in the course of investing fund assets in loans, may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted. Conversely, because of the financial services and asset management activities of the Adviser and/or its affiliates, the Adviser may not have access to material non-public information regarding the Borrower to which other lenders have access.

Participation Interests and Assignments.  Loans may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which acts as Agent Bank. Co-Lenders may sell such securities to third parties called "Participants." A fund investing in such securities may participate as a Co-Lender at origination or acquire an interest in the security (a "participation interest") from a Co-Lender or a Participant. Co-Lenders and Participants interposed between a fund and the Borrower, together with the Agent Bank(s), are referred herein as "Intermediate Participants." A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest.

A fund may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the fund and the Borrower. The fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the fund's rights against the Borrower but also for the receipt and processing of payments due to the fund under the security. The fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower. The fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement nor any rights of set-off against the Borrower, and the fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, a fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the fund may also be subject to the risk that the Intermediate Participant may become insolvent. In the event of the insolvency of the Intermediate Participant, the fund may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower. Certain participation interests may be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant's insolvency, the Intermediate Participant's servicing of the participation interests may be delayed and the assignability of the participation interest impaired. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of a fund were determined by the appropriate regulatory authority or court to be

III-27

subject to the claims of the Agent Bank's creditors. In such case, the fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

A fund may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party. When the fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.

A fund may have difficulty disposing of participation interests and Assignments because to do so it will have to sell such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the fund's ability to dispose of particular participation interests or Assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for participation interests and Assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund's portfolio and calculating its NAV.

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of residential or commercial mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgage loans, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates; interest rates that change inversely to changes in interest rates; and those that do not bear interest.

Mortgage-related securities are subject to credit, prepayment and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government. The market value of mortgage-related securities depends on, among other things, the level of interest rates, the securities' coupon rates and the payment history of the mortgagors of the underlying mortgages.

Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting solely from changes in interest rates or from prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below). Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

III-28

Certain mortgage-related securities, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a fund's mortgage-related securities to decrease broadly, the fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities. Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the GNMA, the FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include Ginnie Maes which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, Farmers' Home Administration or Veterans' Administration ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA's and the issuer's fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. Government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC.

III-29

FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the third quarter of 2012, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have repaid approximately $131.5 billion in dividends. FNMA and FHLMC ended the second quarter of 2013 with positive net worth and, as a result, neither required a draw from the Treasury. While the Treasury committed to offset negative equity at FNMA and FHLMC through its preferred stock purchases through 2012, FHFA has made projections for those purchases through 2015, predicting that cumulative Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion. Nonetheless, no assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down FNMA and FHLMC by increasing their guaranty fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. In July 2013, the House Financial Services Committee approved the Protect American Taxpayers and Homeowners Act of 2013. The bill, if enacted, would require FHFA to place FNMA and FHLMC into receivership within five years and repeal their corporate charters at that time, which would effectively strip them of the authority to conduct any new business. The bill would also place restrictions on FNMA's and FHLMC's activities prior to being placed into receivership and may result in FNMA and FHLMC further increasing their guaranty fees. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of FNMA and FHLMC is in serious question as the U.S. Government considers multiple options.

Commercial Mortgage-Related Securities. Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real

III-30

estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.

Subordinated Securities. Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (CMOs) and Multi-Class Pass-Through-Securities. CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by: (1) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.

Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, such as LIBOR (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index or market rate such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The ability of a fund to dispose of positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an

III-31

interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO"). IOs and POs can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable-Rate Mortgage Loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities. Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers a fund or the price of a fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including a CMO tranche which collects any cash flow from collateral remaining after obligations to the other tranches have been met. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. Asset-backed securities are a form of derivative instrument. Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see "Mortgage-Related Securities—Commercial Mortgage-Related Securities" and "—Subordinated Securities" above). These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future. The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities.

Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective

III-32

security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations. Collateralized debt obligations ("CDOs") are securitized interests in pools of—generally non-mortgage—assets. Assets called collateral usually are comprised of loans or other debt instruments. A CDO may be called a collateralized loan obligation (CLO) or collateralized bond obligation (CBO) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Municipal Securities.

Municipal Securities Generally. "Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which generally is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state (referred to in this SAI as Municipal Bonds, Municipal Obligations, State Municipal Bonds or State Municipal Obligations, as applicable—see "Glossary" below). Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions. Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

A fund's investments in municipal securities may include investments in U.S. territories or possessions such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands. A fund's investments in a territory or possession could be affected by economic, legislative, regulatory or political developments affecting issuers in the territory or possession. For example, Puerto Rico, like many other states and U.S. municipalities, experienced a significant downturn during the recent recession and continues to face significant fiscal challenges, including persistent government deficits, underfunded public pensions, sizable debt service obligations and a high unemployment rate. As a result, many rating agencies have downgraded Puerto Rico's various municipal issuers, including the Commonwealth itself and its general obligation debt, or placed them on "negative watch." If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of a fund holding securities of issuers in Puerto Rico could be adversely affected.

Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal

III-33

securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately. The purchase of call options on specific municipal securities may protect a fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity. The sale by a fund of a call option that it owns on a specific municipal security could result in the receipt of taxable income by the fund.

The municipal securities market is not subject to the same level of regulation as other sectors of the U.S. capital markets due to broad exemptions under the federal securities laws for municipal securities. As a result, there may be less disclosure, including current audited financial information, available about municipal issuers than is available for issuers of securities registered under the Securities Act.

For a fund that invests less than 50% of its assets in municipal securities, dividends received by shareholders on fund shares which are attributable to interest income received by the fund from municipal securities generally will be subject to federal income tax. While, in general, municipal securities are tax exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.

For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

Municipal securities include certain private activity bonds (a type of revenue bond issued by or on behalf of public authorities to raise money to finance various privately operated or public facilities and for which the payment of principal and interest is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment), the income from which is subject to AMT. Taxable municipal securities also may include remarketed certificates of participation. Certain funds may invest in these municipal securities if the Adviser determines that their purchase is consistent with a fund's investment objective. A municipal or other tax-exempt fund that invests substantially all of its assets in Municipal Bonds may invest more than 25% of the value of the fund's total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state). A fund that so invests its assets may be subject to greater risk as compared to municipal or other tax-exempt funds that do not follow this practice.

Municipal securities may be repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state. Sizable investments in these securities could increase risk to a fund should any of the related projects or facilities experience financial difficulties. An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal funds. You should consider carefully the special risks inherent in a fund's investment in such municipal securities. If applicable, you should review the information in "Risks of Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The achievement of the investment objective of a municipal or other tax-exempt fund is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future. Issuers of municipal securities, like issuers of corporate securities, may declare

III-34

bankruptcy, and obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many such bankruptcies historically have been of smaller villages, towns, cities and counties, but in November 2011 Jefferson County, Alabama (the state's most populous county) became the subject of the largest municipal bankruptcy ever in the U.S., at over $4 billion in total indebtedness, surpassing in size the 1994 bankruptcy of Orange County, California. In addition, Harrisburg, Pennsylvania (the state's capital) filed for bankruptcy in October 2011. Stockton, California also filed for bankruptcy in July 2012, making it the largest U.S. city in history to file for bankruptcy. The obligations of municipal issuers may become subject to laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any municipal issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Certain provisions in the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce available yield. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in such a fund. Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal securities for investment by a fund so as to adversely affect fund shareholders, the fund would reevaluate its investment objective and policies and submit possible changes in the fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal securities as taxable, a fund would treat such security as a permissible Taxable Investment or, with respect to a money market fund, Money Fund Taxable Investment (in each case, as discussed below), within the applicable limits set forth herein.

Instruments Related to Municipal Securities. The following is a description of certain types of investments related to municipal securities in which some funds may invest. A fund's use of certain of the investment techniques described below may give rise to taxable income.

• Floating and Variable Rate Demand Notes and Bonds. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes. See "Fixed-Income Securities—Variable and Floating Rate Securities" above.

• Tax Exempt Participation Interests. A participation interest in municipal securities (such as industrial development bonds and municipal lease/purchase agreements) purchased from a financial institution gives a fund an undivided interest in the municipal security in the proportion that the fund's participation interest bears to the total principal amount of the municipal security. These instruments may have fixed, floating or variable rates of interest and generally will be backed by an irrevocable letter of credit or guarantee of a bank. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the fund's participation interest in the municipal security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. See also "Fixed-Income Securities—Participation Interests and Assignments" above.

• Municipal Lease Obligations. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, lease obligations in which a fund may invest may contain "non-appropriation"

III-35

clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the board. Pursuant to such guidelines, the board has directed the Adviser to monitor carefully a fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the board has directed the Adviser to consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); (5) the legal recourse in the event of failure to appropriate; and (6) such other factors concerning credit quality as the Adviser may deem relevant.

• Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal security and for other reasons. The funds expect to be able to value tender option bonds at par; however, the value of the instrument will be monitored to assure that it is valued at fair value. The quality of the underlying creditor or of the third party provider of the tender option, as the case may be, as determined by the Adviser, must be equivalent to the quality standard prescribed for the fund. In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations.

• Pre-Refunded Municipal Securities. The principal and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to bonds that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

• Mortgage-Related and Asset-Backed Municipal Securities. Mortgage-backed municipal securities are municipal securities of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low- to moderate-income families. Certain of such securities may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries. Non-mortgage asset-based securities are securities issued by special purpose entities whose primary assets

III-36

consist of a pool of loans, receivables or other assets. See "Fixed-Income Securities—Mortgage-Related Securities" and "Fixed-Income Securities—Asset-Backed Securities" above.

• Custodial Receipts. Custodial receipts represent the right to receive certain future principal and/or interest payments on municipal securities which underlie the custodial receipts. A number of different arrangements are possible. A fund also may purchase directly from issuers, and not in a private placement, municipal securities having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor. See "Derivatives—Custodial Receipts" below.

• Indexed and Inverse Floating Rate Municipal Securities. Indexed rate municipal securities are securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates. Interest and principal payable on certain securities also may be based on relative changes among particular indexes. So-called "inverse floating obligations" or "residual interest bonds" ("inverse floaters") are derivative instruments created by depositing municipal securities in a trust which divides the bond's income stream into two parts: (1) a short-term variable rate demand note; and (2) a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. The interest rate on the inverse floater varies inversely with a floating rate (which may be reset periodically by a "Dutch" auction, a remarketing agent or by reference a short-term tax-exempt interest rate index), usually moving in the opposite direction as the interest on the variable rate demand note.

A fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, a fund will transfer to a trust fixed rate municipal securities held in the fund's portfolio. The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate municipal securities. In return for the transfer of the municipal securities to the trust, the fund receives the inverse floaters and cash associated with the sale of the notes from the trust. For accounting purposes, a fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the fund. Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction. Synthetically created inverse floating rate bonds evidenced by custodial or trust receipts are securities that have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed rate securities increase or decrease in response to such changes.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate municipal security. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the fund when short-term interest rates fall. Investing in inverse floaters involves leveraging which may magnify the fund's gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate municipal securities with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investments in inverse floaters may be illiquid.

• Zero Coupon, Pay-In-Kind and Step-Up Municipal Securities. Zero coupon municipal securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of municipal securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. Pay-in-kind municipal securities generally pay interest through the issuance of additional securities. Step-

III-37

up municipal securities typically do not pay interest for a specified period of time and then pay interest at a series of different rates. See "Fixed-Income Securities—Zero Coupon, Pay-In-Kind and Step-Up Securities."

• Special Taxing Districts. Some municipal securities may be issued in connection with special taxing districts. Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bond financing methods, such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

• Stand-By Commitments. Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price prior to such securities' maturity date and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal security and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. For a fund that focuses its investments in New Jersey Municipal Bonds, the fund will acquire stand-by commitments only to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey Gross Income Tax Act.

• Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When a fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) or the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Taxable Investments (municipal or other tax-exempt funds only). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Taxable Investments, as defined in Part II of this SAI under "Investments, Investments Techniques and Risks"). Dividends paid by a fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors. When a fund invests for temporary defensive purposes, it may not achieve its investment objective(s).

Funding Agreements. In a funding agreement (sometimes referred to as a Guaranteed Interest Contract or "GIC"), a fund contributes cash to a deposit fund of an insurance company's general account, and the insurance company then credits the fund, on a monthly basis, guaranteed interest that is based on an index. This guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a funding agreement may not be received from the insurance company on seven days' notice or less, the agreement is considered to be an illiquid investment.

Real Estate Investment Trusts (REITs)

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and

III-38

government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in the fee ownership or leaseshold ownership of land and buildings and derive their income primarily from rental income. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Money Market Instruments

When the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper. During such periods, the fund may not achieve its investment objective(s). A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government securities) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Bank Obligations. See "Bank Obligations" below under "Money Market Funds."

Repurchase Agreements. See "Repurchase Agreements" below under "Money Market Funds."

Commercial Paper. Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Foreign Securities

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

III-39

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution. If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations. After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when shareholders have no access to the fund.

Emerging Markets.  The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (2) the small size of the markets for securities of emerging market issuers and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (3) certain national policies which may restrict the investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (4) the absence of developed legal structures governing private or foreign investment and private property. The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of "capital controls." Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions. Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a fund to repatriate its income and capital. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries. Some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar.

III-40

Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries.

Certain funds may invest in companies organized or with their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

Brazil. A fund that invests significantly in Brazilian securities or currency will be subject to certain political, economic, legal and currency risks which have contributed to a high level of price volatility in the Brazilian equity and currency markets and could adversely affect investments in the fund. Brazil is dependent upon commodity prices and international trade and suffers from high inflation rates. Brazil continues to suffer from chronic structural public sector deficits. Disparities of wealth, the pace and success of democratization and capital market development, and ethnic and racial disaffection have led to social and labor unrest, and violence. Unanticipated political or social developments may result in sudden and significant investment losses.

The Brazilian government has exercised, and continues to exercise, significant influence over the Brazilian economy, which may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities. The Brazilian economy has been characterized by frequent, and occasionally drastic, intervention by the Brazilian government. The Brazilian government has often changed monetary, taxation, credit, tariff and other policies to influence the core of Brazil's economy. The Brazilian government's actions to control inflation and affect other economic policies have often involved, among others, the setting of wage and price controls, blocking access to bank accounts, fluctuation of the base interest rates, imposing exchange controls and limiting imports into Brazil.

Brazil has historically experienced high rates of inflation and may continue to do so in the future. An increase in prices for commodities, the depreciation of the Brazilian currency (the real) and future government measures seeking to maintain the value of the real in relation to the U.S. dollar may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Inflationary pressures also may limit the ability of certain Brazilian issuers to access foreign financial markets and may lead to further government intervention in the economy, including the introduction of government policies that may adversely affect the overall performance of the Brazilian economy, which in turn could adversely affect a fund's investments. Furthermore, the depreciation of the real relative to the U.S. dollar could create additional inflationary pressures in Brazil and lead to increases in interest rates, which may adversely affect the Brazilian economy as a whole. Conversely, appreciation of the real relative to the U.S. dollar may lead to the deterioration of Brazil's current account and balance of payments as well as limit the growth of exports.

The market for Brazilian securities is influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries in Central and South America. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil. Crises in other emerging market countries also may increase investors' risk aversion, which may adversely impact the market value of the securities issued by Brazilian companies, including securities in which a fund may invest.

III-41

Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil's balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of Brazilian currency into foreign currency. The likelihood of such restrictions may be affected by the extent of Brazil's foreign currency reserves, the availability of sufficient foreign currency in the foreign exchange markets on the date a payment is due, the size of Brazil's debt service burden relative to the economy as a whole and political constraints to which Brazil may be subject.

Certain Asian Emerging Market Countries. The performance of a fund that concentrates its investments in Asian emerging market countries is expected to be closely tied to social, political and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds. Many Asian economies are characterized by over-extension of credit, frequent currency fluctuation, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments.

Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region. The auditing and reporting standards in some Asian emerging market countries may not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

Certain Asian emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of securities transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in Asian emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets. Certain Asian emerging market countries may require substantial withholding on dividends paid on portfolio securities and on realized capital gains. There can be no assurance that repatriation of the fund's income, gains or initial capital from these countries can occur.

India. Investments in India involve certain risks and special considerations. Such risks include but are not limited to: (a) social, economic and political uncertainty, including war; (b) the ability to sustain strong economic growth; (c) greater price fluctuations and market volatility; (d) less liquidity and smaller capitalization of securities markets; (e) currency exchange rate fluctuations; (f) interest rate fluctuations; (g) government involvement in and control over the economy; (h) government decisions to discontinue support of economic reform programs; (i) differences in accounting, auditing and financial reporting standards; and (j) the availability and effectiveness of the Indian legal system. A fund that invests predominantly in the securities of Indian issuers may be subject to increased liquidity risks. This could inhibit the fund's ability to meet a large number of shareholder redemption requests in the event of economic, political or religious turmoil in India or neighboring regions or deterioration in relations between the United States and India.

Political, economic and social factors, changes in Indian law or regulations and the status of India's relations with other countries may adversely affect the value of a fund's assets. Certain developments (such as the possibility of nationalization, expropriations or taxation amounting to confiscation, political changes, governmental regulation, social instability, diplomatic disputes or other similar developments), which are beyond the control of a fund and the Adviser, could adversely affect the fund's performance.

India's political, social and economic stability is related to its developing status. Although India has experienced significant growth and is projected to undergo significant growth in the future, there can be no assurance that such growth will continue. Future actions of the Indian central government or the respective Indian state governments could have a significant effect on the Indian economy, which could adversely affect private sector companies, market conditions and prices and the performance of a fund's investments in India. The occurrence of social unrest or external tensions could adversely affect India's political and economic stability and, consequently, adversely affect a fund's performance.

III-42

India is a country that comprises diverse religious and ethnic groups. It is the world's most populous democracy and has a well-developed political system. Ethnic issues and border disputes, however, have given rise to ongoing tension in the relations between India and Pakistan, particularly over the region of Kashmir. In addition, cross-border terrorism could weaken regional stability in South Asia, thereby hurting investor sentiment. The Indian government has confronted separatist movements in several Indian states. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect a fund's investments.

While fiscal and legislative reforms have led to economic liberalization and stabilization in India over the past fifteen years, the possibility that these reforms may be halted or reversed could significantly and adversely affect the value of investments in India. A fund's investments in India could also be adversely affected by changes in laws and regulations or the interpretations thereof, including those governing foreign direct investment, anti-inflationary measures, laws governing rates and methods of taxation, and restrictions on currency conversion, imports and sources of supplies.

Although the Indian primary and secondary equity markets have grown rapidly over the last few years and the clearing, settlement and registration systems available to effect trades on the Indian stock markets have improved, these processes may still not be on par with those in more developed markets. The securities markets in India are substantially smaller, less liquid and more volatile than the major securities markets in the United States. The securities industry in India is comparatively underdeveloped, which may result in difficulties relating to settlement and recording of transactions and in interpreting and applying relevant securities laws and regulations. The Indian stock exchanges have been subject to broker defaults, failed trades and settlement delays in the past.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In addition, the availability of financial instruments with exposure to Indian financial markets may be substantially limited by the restrictions on Foreign Institutional Investors ("FIIs"), such as Dreyfus, and sub-accounts. Only registered FIIs and sub-accounts and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. FIIs and their sub-accounts are required to register with and be approved by the Securities and Exchange Board of India ("SEBI"), and must continue to satisfy certain requirements imposed by SEBI. There can be no guarantee that Dreyfus or a fund will satisfy these requirements to continue their FII and sub-account status, respectively. FIIs and their sub-accounts are required to observe certain investment restrictions which may limit a fund's ability to invest in issuers or to fully pursue its investment objective. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. India's guidelines under which foreign investors may invest in Indian securities are new and evolving. There can be no assurance that these foreign investment or exchange control regimes will not change in a way that makes it more difficult or impossible for a fund to implement its investment strategy or repatriate its income, gains and initial capital from India.

The Adviser will take into account the effects on returns of local taxation. India may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that restrictions on repatriation of a fund's income, gains or initial capital from India will not occur.

A high proportion of the shares of many Indian issuers are held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a fund has invested could dilute the earnings per share of the fund's investment and could adversely affect the market price of such securities. Sales of securities by such issuer's major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a fund's investment. Moreover, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value in India.

The ability of a fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from their investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the

III-43

ability of a fund to repatriate its income and capital. If for any reason a fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code.

Depositary Receipts and New York Shares. Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States. New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a fund may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a fund to obtain accurate market quotations

III-44

for purposes of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund's holdings. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Brady Bonds. "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady Bonds. One or more classes of securities ("structured securities") may be backed by, or represent interests in, Brady Bonds. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. See "Derivatives—Structured Securities" below.

Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in

III-45

Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investment Companies

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits a fund's investment in securities issued by registered and unregistered investment companies, including exchange-traded funds (discussed below), subject to certain exceptions (including those that apply for a Fund of Funds' investment in Underlying Funds), currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations. A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above.

Private Investment Funds. As with investments in registered investment companies, if a fund invests in a private investment fund, such as a "hedge fund" or private equity fund, the fund will be charged its proportionate share of the advisory fees, including any incentive compensation and other operating expenses, of the private investment fund. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment funds are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment funds are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment funds are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the board.

Exchange-Traded Funds (ETFs)

Although certain ETFs are actively managed, most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities or commodities of a benchmark index. These ETFs may include S&P Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities or commodities. For an ETF designed to correspond to a securities index benchmark, the ETF's portfolio typically consists of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indexes of SPDRs, DIAMONDS and Nasdaq-100 Shares are the S&P 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are listed on an exchange, and shares are generally purchased and sold in the secondary market at market price. At times, the market price may be at a premium or discount to the ETF's NAV. Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange.

The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an index of securities involve certain inherent risks generally associated with investments in a portfolio of such securities,

III-46

including the risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities. Moreover, investments in ETFs designed to correspond to indexes of securities may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Exchange-Traded Notes

Exchange-traded notes ("ETNs") are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to adjustment for the market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When a fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. A fund's decision to sell ETN holdings may be limited by the availability of a secondary market.

Derivatives

Depending on the fund, derivatives may be used for a variety of reasons, including to (1) hedge to seek to mitigate certain market, interest rate or currency risks; (2) to manage the maturity or the interest rate sensitivity (sometimes called duration) of fixed-income securities; (3) to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return, such as when a fund "equitizes" available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons; or (4) to seek to increase potential returns. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, forward contracts, swap agreements, credit derivatives, structured securities and participatory notes. Whether or not a fund may use some or all of these derivatives varies by fund. In addition, a fund's portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund's performance. Derivatives involve greater risks than if a fund had invested in the reference obligation directly.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid

III-47

secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.

Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the SEC, a fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a fund is permitted to set aside liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled derivatives, a fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. Requirements to maintain cover might impair a fund's ability to sell a portfolio security, meet redemption requests or other current obligations, or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Successful use of derivatives by a fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

Options and futures contracts prices can diverge from the prices of their underlying instruments. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than any securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions used for hedging purposes are poorly correlated with the investments the fund is attempting to hedge, the

III-48

options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

The funds, except the CPO Funds, have claimed exclusions from the definition of the term "commodity pool operator" pursuant to Regulation 4.5 under the CEA and, therefore, are not subject to registration or regulation as a CPO under the CEA. Although the Manager has been registered as a "commodity trading advisor" and "commodity pool operator" with the National Futures Association since December 19, 2012 and January 1, 2013, respectively, the Manager relies on the exemption in Regulation 4.14(a)(8) to provide commodity interest trading advice to the funds that rely on Regulation 4.5 exclusion.

The funds, except the CPO Funds, may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if such funds continue to claim the exclusion from the definition of CPO. In order to be eligible to continue to claim this exclusion, if a fund uses commodity interests other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the fund's NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if a fund's direct use of commodity interests complies with the trading limitations described above, the fund may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the fund's investment in other investment vehicles, including investment companies that are not managed by the Manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds"). Because the Manager may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the funds, to continue to rely on the exclusion from the definition of CPO. The Manager, on behalf of the funds, has filed the required notice to claim this no-action relief. In order to rely on the temporary no-action relief, the Manager must meet certain conditions and the funds must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

The CPO Funds no longer claim exclusions from the definition of CPO and, as a result, are not subject to the trading and marketing limitations discussed above with respect to their use of commodity interests. In accordance with CFTC guidance, the Manager, and not the CPO Funds, has registered as a CPO with the NFA and will operate the CPO Funds in compliance with applicable CFTC regulations, in addition to all applicable SEC regulations. On August 13, 2013, the CFTC adopted final rules (the "Harmonization Rules") with respect to the compliance obligations of advisers to registered investment companies that are registered as CPOs, such as the CPO Funds. Under the Harmonization Rules, the Manager will be deemed to have fulfilled its disclosure, reporting and recordkeeping obligations under applicable CFTC regulations with respect to the CPO Funds by complying with comparable SEC regulations, subject to certain notice filings with the NFA and disclosures in the CPO Funds' prospectuses.

If a fund, except a CPO Fund, were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the fund would withdraw its exclusion from the definition of CPO and the Manager would become subject to regulation as a CPO, and would need to comply with the Harmonization Rules, with respect to that fund, in addition to all applicable SEC regulations.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

Futures Transactions. A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date. When a fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon

III-49

price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. When a fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the fund has written a call option, it assumes a short futures position. If the fund has written a put option, it assumes a long futures position. When a fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.

Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset. Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss. Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities. Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.

Security Futures Contract. A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.

Index Futures Contract. An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

Interest Rate Futures Contract. An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price (or, in some cases, to settle an equivalent amount in cash).

Foreign Currency Futures Contract. A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.

III-50

Eurodollar Contracts. A Eurodollar contract is a U.S. dollar-denominated futures contract or option thereon which is linked to the LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Certain funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. A fund receives a premium from writing an option which it retains whether or not the option is exercised.

A covered call option written by a fund is a call option with respect to which the fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Purchases or sales of options on exchanges owned by The NASDAQ OMX Group, Inc. may result, indirectly, in a portion of the transaction and other fees assessed on options trading being paid to The Bank of New York Mellon, an affiliate of the Manager, as the result of an arrangement between The NASDAQ OMX Group, Inc. and The Bank of New York Mellon.

Call and put options in which a fund may invest include the following, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).

Options on Securities. Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. Government securities, municipal securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities or Eurodollar instruments, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.

Options on Securities Indexes. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

Foreign Currency Options. Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

III-51

Swap Transactions. Swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional") amount. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the fund may be entitled to the net amount of gains the fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the fund. Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the fund. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are entered into with institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

The swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent a fund's ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the fund. As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the "Dodd-Frank Act"), has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, including swaps, and it is not certain at this time how the regulators may change these requirements. For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity. Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the funds; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While

III-52

some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the funds, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the funds from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed-income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).

Currency Swap Transactions. A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

Index Swap Transactions. An index swap agreement involves the exchange of cash flows associated with a securities or other index.

Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate.

An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate or yield of a particular security (the "contracted interest rate") over a predetermined time period, with respect to a stated notional amount. These transactions typically are entered as a hedge against interest rate changes. One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate decline. The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate.

In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

Total Return Swap Transactions. In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party. The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Contracts for Difference. A contract for difference ("CFD") is a contract between two parties, typically described as "buyer" and "seller," stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are financial derivatives that allow a fund to take advantage of values moving up (long positions) or values

III-53

moving down (short positions) on underlying assets. For example, when applied to equities, a CFD is an equity derivative that allows a fund to obtain investment exposure to share price movements, without the need for ownership of the underlying shares. CFDs are over-the-counter derivative instruments that are subject to the credit risk of the counterparty. Because CFDs are not traded on an exchange and may not have an expiration date, CFDs generally are illiquid.

Credit Linked Securities. Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index. Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes). If a fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller of credit protection, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan. Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to a fund. The fund receives a coupon and par redemption, provided there has been no credit event of the reference entity. The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the fund for the reference entity default risk. A fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

Structured Securities and Hybrid Instruments

Structured Securities. Structured securities are securities whose cash flow characteristics depend upon one or more indexes or that have embedded forwards or options or securities where a fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indexes, interest rates or cash flows ("embedded index"). When a fund purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes

III-54

in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on a fund's ability to dispose of such securities when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of an active trading market also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV.

Hybrid Instruments. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate. The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

Exchange-Linked Notes. Exchange-linked notes ("ELNs") are debt instruments that differ from a more typical fixed-income security in that the final payout is based on the return of the underlying equity, which can be a single stock, basket of stocks, or an equity index. Usually, the final payout is the amount invested times the gain in the underlying stock(s) or index times a note-specific participation rate, which can be more or less than 100%. Most ELNs are not actively traded on the secondary market and are designed to be kept to maturity. However, the issuer or arranger of the notes may offer to buy back the ELNs, although the buy-back price before maturity may be below the original amount invested. As a result, ELNs generally are considered illiquid.

ELNs are generally subject to the same risks as the securities to which they are linked. If the linked securities decline in value, the ELN may return a lower amount at maturity. ELNs involve further risks associated with purchases and sales of notes, including any applicable exchange rate fluctuations and a decline in the credit quality of the note's issuer. ELNs are frequently secured by collateral. If an issuer defaults, the fund would look to any underlying collateral to recover its losses. Ratings of issuers of ELNs refer only to the issuers' creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

Participatory Notes. Participatory notes are issued by banks or broker-dealers and are designed to replicate the performance of certain securities or markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes.

Custodial Receipts. Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian. Underlying securities may include U.S. Government securities, municipal

III-55

securities or other types of securities in which a fund may invest. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities. For certain securities law purposes, custodial receipts may not be considered obligations of the underlying securities held by the custodian. As a holder of custodial receipts, a fund will bear its proportionate share of the fees and expenses charged to the custodial account. Although under the terms of a custodial receipt a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments.

Combined Transactions. Certain funds may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund. Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including: (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes. Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive. A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations. In addition, a fund might seek to hedge against

III-56

changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments. In such cases, the fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Currency hedging may substantially change a fund's exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Adviser anticipates. There is no assurance that a fund's currency hedging activities will be advantageous to the fund or that the Adviser will hedge at an appropriate time.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Commodities

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A fund may invest in commodity-related securities and other instruments, such as certain ETFs, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, the ability of a fund to invest directly in commodities and certain commodity-related securities and other

III-57

instruments is subject to significant limitations in order to enable the fund to maintain its status as a regulated investment company under the Code.

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments. A liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.

Short-Selling

A fund may make short sales as part of its investment strategy, to hedge positions (such as to limit exposure to a possible market decline in the value of portfolio securities), for duration and risk management, to maintain portfolio flexibility or to seek to enhance returns. A short sale involves the sale of a security that a fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price. To complete a short sale transaction and make delivery to the buyer, the fund must borrow the security. The fund is obligated to replace the borrowed security to the lender, which is accomplished by a later purchase of the security by the fund. Until the security is replaced, the fund is required to pay the lender any dividends or interest accruing during the period of the loan. To borrow the security, the fund also may have to pay a fee to the lender, which would increase the cost to the fund of the security it sold short. The fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those two dates. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs a fund may be required to pay in connection with the short sale. A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price.

A fund also may make short sales "against the box," in which the fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

When a fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. Until a fund closes its short position or replaces the borrowed security, the fund will: (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, is at least equal to the current value of the security sold short; or (2) otherwise cover its short position through offsetting positions. Short-selling is considered "leverage" and may involve substantial risk.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. A fund also has the right to terminate a loan at any time. Any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon. Subject to a fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-

III-58

1/3% of its total assets (including the value of all assets received as collateral for the loan). Except as may be otherwise described in "Investments, Investment Techniques and Risks" in Part II of this SAI, a fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee. If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. A fund may participate in a securities lending program operated by the Lending Agent. The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the fund.

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Borrowing Money for Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a fund's investments. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its NAV per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. To the extent a fund enters into a reverse repurchase agreement, the fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with SEC guidance. The SEC views reverse repurchase transactions as collateralized borrowings by a fund.

Forward Commitments. The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, a fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. The sale of securities on a forward commitment or delayed-delivery basis involves

III-59

the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise). Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience declines in value prior to their actual delivery. A fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its NAV per share. A fund will segregate permissible liquid assets at least equal at all times to the amount of the fund's purchase commitments.

Forward Roll Transactions. In a forward roll transaction, a fund sells a security, such as a mortgage-related security, to a bank, broker-dealer or other financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. During the period between the sale and purchase, the fund will not be entitled to receive interest and principal payments on the securities sold by the fund. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the purchase price of those securities. A fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

In a mortgage "dollar roll" transaction, a fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold. A fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold. The dollar rolls entered into by a fund normally will be "covered." A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction. Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of a fund's borrowings.

Illiquid Securities

Illiquid Securities Generally. The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits funds other than money market funds to 15% of net assets in illiquid securities. Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.

Section 4(2) Paper and Rule 144A Securities. "Section 4(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2)

III-60

paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from a fund or other holders. Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the fund's board or by the Adviser pursuant to guidelines established by the board. The fund's board or the Adviser will consider availability of reliable price information and other relevant information in making such determinations.

Non-Diversified Status

A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of a fund's assets may be invested in the securities of a limited number of issuers or industries, the fund may be more sensitive to changes in the market value of a single issuer or industry. However, to meet federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities or investments in certain other investment companies.

Investments in the Technology Sector

The technology sector has been among the most volatile sectors of the stock market. Many technology companies involve greater risks because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Investments in the Real Estate Sector

An investment in securities of real estate companies may be susceptible to adverse economic or regulatory occurrences affecting that sector. An investment in real estate companies, while not an investment in real estate directly, involves risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in interest rates; financial condition of tenants, buyers and sellers of real estate; and quality of maintenance, insurance and management services.

An economic downturn could have a material adverse effect on the real estate markets and on real estate companies.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real

III-61

estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Investments in the Natural Resources Sector

Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities. To the extent a fund invests in the securities of companies with substantial natural resource assets, the fund will be exposed to the price movements of natural resources.

Money Market Funds

The money market funds attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect a fund since the funds usually do not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by a fund will vary inversely to changes in prevailing interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In any event, if a security was purchased at face value and held to maturity and was paid in full, no gain or loss would be realized. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

Ratings of Securities

If, subsequent to its purchase by a fund, (a) a portfolio security ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the board determines that it is no longer of comparable quality or (b) the Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the board will reassess promptly whether such security continues to present minimal credit risks and will cause the fund to take such action as it determines is in the best interest of the fund and its shareholders; provided that the reassessments required by clauses (a) and (b) are not required if the portfolio security is disposed of or matures within five business days of the specified event and, in the case of events specified in clause (b), the board is subsequently notified of the Adviser's actions. To the extent the ratings given by a Rating Agency for securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in such fund's prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

III-62

Treasury Securities

Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest rates may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

Repurchase Agreements

A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and at a price higher than the purchase price (representing the fund's cost plus interest). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement. In connection with its third party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. A fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, for certain funds, to the extent consistent with the fund's investment policies, collateralized by securities other than U.S. Government securities ("credit collateral"). Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with credit collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification. Because credit collateral is subject to certain credit and liquidity risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit collateral compared to repurchase agreements secured with U.S. Government securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. See "Fixed-Income Securities—High Yield and Lower-Rated Securities" above under "All Funds other than Money Market Funds" for a discussion of certain risks of credit collateral rated below investment grade. The funds may jointly enter into one or more repurchase

III-63

agreements in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

Bank Obligations

Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches. A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. A fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

III-64

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, the Adviser carefully evaluates such investments on a case-by-case basis.

Bank Securities

To the extent a money market fund's investments are concentrated in the banking industry, the fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. A fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

Floating and Variable Rate Obligations

Floating and variable rate demand notes and bonds are obligations ordinarily having stated maturities in excess of 397 days but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Frequently these obligations are secured by letters of credit or other credit support arrangements secured by banks. Variable rate demand notes include master demand notes (see "Fixed-Income Securities—Variable and Floating Rate Securities " above under "All Funds other than Money Market Funds").

Participation Interests

A participation interest purchased from a financial institution gives a fund an undivided interest in a security in the proportion that the fund's participation interest bears to the total principal amount of the security. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. See "Fixed-Income Securities—Participation Interests and Assignments" above under "All Funds other than Money Market Funds."

Asset-Backed Securities

A fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Commercial Paper

Commercial paper represents short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which a fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (which may include variable rate master demand notes).

Investment Companies

See "Investment Companies" above under "All Funds other than Money Market Funds."

III-65

Foreign Securities

Foreign securities may include U.S. dollar-denominated securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, foreign government obligations and commercial paper issued by foreign issuers. Foreign government obligations may include securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities and debt obligations of supranational entities. Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

A fund investing in foreign securities, including foreign government obligations, may be subject to additional investment risks with respect to these securities or obligations that are different in some respects from those incurred by a money market fund which invests only in debt obligations of U.S. domestic issuers. See, as applicable, "Foreign Securities" and "Foreign Securities—Sovereign Debt Obligations" above under "All Funds other than Money Market Funds."

Municipal Securities

See "Fixed-Income Securities—Municipal Securities—Municipal Securities Generally" above under "All Funds other than Money Market Funds."

Derivative Products. The value of certain derivative products is tied to underlying municipal securities. A fund investing in derivative products will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity, liquidity and diversification standards of Rule 2a-7 under the 1940 Act. The principal types of derivative products include tax exempt participation interests, tender option bonds and custodial receipts (see " Fixed-Income Securities—Municipal Securities—Instruments Related to Municipal Securities" above under "All Funds other than Money Market Funds") and structured notes (see "Derivative Instruments—Structured Securities and Hybrid Instruments—Structured Securities" above under "All Funds other than Money Market Funds").

Stand-By Commitments. See "Fixed-Income Securities—Municipal Securities—Stand-By Commitments" above under "All Funds other than Money Market Funds."

Taxable Investments (municipal or other tax-exempt funds only)

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Money Fund Taxable Investments, as defined in Part II of this SAI). Dividends paid by a fund that are attributable to income earned by the fund from Money Fund Taxable Investments will be taxable to investors. When a fund invests for temporary defensive purposes, it may not achieve its investment objective(s). If a fund purchases Money Fund Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments.

Illiquid Securities

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits money market funds to 5% of total assets in illiquid securities. Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets. See "Illiquid Securities—Section 4(2) Paper and Rule 144A Securities" above under "All Funds other than Money Market Funds."

III-66

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Reverse Repurchase Agreements. See "Borrowing Money—Reverse Repurchase Agreements" above under "All Funds other than Money Market Funds."

Forward Commitments. The purchase of portfolio securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase. See "Borrowing Money—Forward Commitments" above under "All Funds other than Money Market Funds."

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and/or borrow money from, certain other funds advised by the Manager or its affiliates. All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds. A fund's participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations. A fund will borrow through the Interfund Borrowing and Lending Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Lending Portfolio Securities

The funds have no intention currently or for the foreseeable future to lend portfolio securities. To the extent a fund would seek to lend portfolio securities (see "Lending Portfolio Securities" above under "All Funds other than Money Market Funds"), the fund's shareholders would be notified within a reasonable time prior to such activity occurring.

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody's, Fitch and DBRS.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the

III-67

obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB,"  "B,"  "CCC,"  "CC" and  "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment.

A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some

III-68

or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings. A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions. An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations: amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

III-69

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody's

Long-Term Obligation Ratings and Definitions. Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings. Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

III-70

U.S. Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales.  Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the

III-71

rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating.

Highest credit quality: "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: "B" ratings indicate that material credit risk is present.

Substantial credit risk: "CCC" ratings indicate that substantial credit risk is present.

Very high levels of credit risk: "CC" ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" obligation rating category, or to corporate finance obligation ratings in the categories below "B."

Structured, Project & Public Finance Obligations — Long-Term Rating Scales. Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality: "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

III-72

Good credit quality: "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: "CCC" indicates that default is a real possibility.

Very high levels of credit risk: "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk: "C" indicates that default appears imminent or inevitable.

Default: "D" indicates a default. Default generally is defined as one of the following: failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality: "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: "C" indicates that default is a real possibility.

Restricted default: "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

Default:   "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

DBRS

Long Term Obligations. The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All ratings categories other than AAA and D also contain subcategories "(high)" and "(low)." The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

Long-term debt rated "AAA" is considered to be of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

III-73

Long-term debt rated "AA" is considered to be of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

Long-term debt rated "A" is considered to be of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Long-term debt rated "BBB" is considered to be of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality. The capacity for the payment of future obligations is uncertain. Vulnerable to future events.

Long-term debt rated "B" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

A "D" rating implies a financial obligation has not been met or it is clear that a financial obligation will not met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Commercial Paper and Short Term Debt. The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating are further denoted by the subcategories "(high)," "(middle)" and "(low)."

Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

Short-term debt rated "R-1 (low)" is considered to be of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

III-74

Short-term debt rated "R-4" is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

Short-term debt rated "R-5" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

A security rated "D" implies that a financial obligation has not been met or it is clear that a financial obligation will not met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations or extenuating circumstances may exist.

ADDITIONAL INFORMATION ABOUT THE BOARD

Boards' Oversight Role in Management

The boards' role in management of the funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the boards, acting at their scheduled meetings, or the Chairman, acting between board meetings, regularly interacts with and receives reports from senior personnel of the Manager and its affiliates, service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the funds' and the Manager's Chief Compliance Officer and portfolio management personnel. The boards' audit committee (which consists of all Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the funds' independent registered public accounting firm and the funds' Chief Financial Officer. The boards also receive periodic presentations from senior personnel of Dreyfus and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. As warranted, the boards also receive informational reports from the boards' independent legal counsel (and, if applicable, separate counsel to the fund) regarding regulatory compliance and governance matters. The boards have adopted policies and procedures designed to address certain risks to the funds. In addition, the Manager and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the funds, and the boards' risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such are not affiliated with the Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the funds' board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members. Currently, except as noted in Part I of this SAI, all of the funds' board members, including the Chairman of the Boards, are Independent Board Members. The boards have determined that their leadership structure, in which the Chairman of the Boards is not affiliated with the Manager, is appropriate in light of the specific characteristics and circumstances of the funds, including, but not limited to: (i) the services that the Manager and its affiliates provide to the funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the funds are conducted by fund officers and employees of the Manager and its affiliates; and (iii) the boards' oversight role in management of the funds.

Additional Information About the Boards and Their Committees

Board members are elected to serve for an indefinite term. The boards have standing audit, nominating, compensation, litigation and pricing committees. The functions of the audit committees are (i) to oversee the funds'

III-75

accounting and financial reporting processes and the audits of the funds' financial statements and (ii) to assist in the boards' oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The nominating committees are responsible for selecting and nominating persons as members of the boards for election or appointment by the boards and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, a committee takes into consideration various factors listed in the nominating committee charter. The nominating committees will consider recommendations for nominees from shareholders submitted to the Secretary of the Dreyfus Family of Funds, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committees is to establish appropriate compensation for serving on the boards. The litigation committee seeks to address any potential conflicts of interest between the funds and the Manager in connection with any potential or existing litigation or other legal proceeding relating to securities held by a fund and held or otherwise deemed to have a beneficial interest held by the Manager or its affiliate. The boards (other than the boards of the money market funds) also have standing pricing committees comprised of any one board member; the function of the pricing committee is to assist in valuing fund investments.

MANAGEMENT ARRANGEMENTS

The Manager

The Manager is a wholly-owned subsidiary of BNY Mellon. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Pursuant to a management or advisory agreement applicable to each fund, the Manager generally maintains office facilities on behalf of the funds, and furnishes statistical and research data, clerical help, data processing, bookkeeping and internal auditing and certain other required services to the funds (including, when a fund does not have a separate administration agreement, accounting and administration services).

As further described below under "Distributor," Dreyfus may pay the Distributor or financial intermediaries for shareholder or other services from Dreyfus' own assets, including past profits but not including the management fee paid by the funds. The Distributor may use part or all of such payments to pay Service Agents. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Sub-Advisers

See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.

For funds with one or more Sub-Advisers, the Manager or the fund has entered into a Sub-Advisory Agreement with each Sub-Adviser. A Sub-Adviser provides day-to-day investment management of a fund's portfolio (or a portion thereof allocated by the Manager), and certain related services.

The following is a list of persons (to the extent known by the fund) who are deemed to control each Sub-Adviser by virtue of ownership of stock or other interests of the Sub-Adviser. Companies listed are in the asset management or other financial services business. For Alcentra, ARX, CenterSquare, Mellon Capital, Newton, Standish, TBCAM and Walter Scott, which are all subsidiaries of BNY Mellon, see "The Manager" above for ownership information.

CCM: Andrew S. Cupps

III-76

EAM: Montie L. Weisenberger, Travis Prentice, Joshua Moss, Frank Hurst, Derek Gaertner, Byron Roth and CR Financial Holdings, Inc.

Geneva: Amy S. Croen, William A. Priebe, Michelle Picard, Kris Amborn, William S. Priebe, Lindsay K. Priebe, Linda J. Priebe, William S. Priebe and Lindsay K. Priebe Living Trust dated 01/27/06 (William S. Priebe and Lindsay K. Priebe, Trustees) and Priebe Living Trust dated 04/01/98 (William A. Priebe and Linda J. Priebe, Trustees)

Granite: Geoffrey Edelstein, Robert Foran, Bradley Slocum, Gary Rolle', Joshua Shaskan, Jeffrey Hoo, Edward Han, Peter Lopez, Douglas Morse, Richard Passafiume and Erik Rolle'

Hamon: Hugh Simon, Hamon Investment Holdings Limited, Hamon Investment Holdings Ltd., Simon Associates Ltd. and The Hamon Investment Group Pte Limited; Hamon also is an affiliate of BNY Mellon

Iridian: David L. Cohen, Harold J. Levy, Jeffrey Elliott, Lane Steven Bucklan, Arovid Associates LLC, Alhero LLC and LLMD LLC

Kayne: Stephen Rigali, Robert Schwartzkopf, Jeannine Vanian, Douglas Foreman, Virtus Partners, Inc. and Virtus Investment Partners, Inc. ("Virtus")

Lombardia: George Castro, Leslie Waite, Fernando Inzunza, Alvin Marley, Kelly Ko, Wendell Williams, Alvin Polit and Lombardia Capital Partners, Inc.

Neuberger Berman: Robert Conti, Joseph Amato, Bradley Tank, Jason Ainsworth, James Dempsey, Neuberger Berman Holdings LLC, Lehman Brothers Holdings Inc., Neuberger Berman Group LLC and NBSH Acquisition, LLC

Nicholas: Catherine C. Somhegyi Nicholas, Arthur E. Nicholas and Nicholas Investment Partners, LLC

Owl Creek: Jeffrey A. Altman, Daniel E. Krueger, Jeffrey F. Lee and Daniel J. Sapadin.

Perella: Daniel J. Arbess, Tarek F. Abdel-Meguid, Sandra M. Haas, Aaron F. Hood, Joseph R. Perella, Andrew N. Siegel, Perella Weinberg Partners Capital Management GP LLC, Perella Weinberg Partners Group LP, Perella Weinberg Partners LLC, PWP Group GP LLC, PWP MC LP and NoCo A L.P.

RHJ: Thomas McDowell, Carl Obeck, Thuong-Thao Buu-Hoan, Timothy Todaro and Cara Thome

Riverbridge: Andrew Turner, Mark A. Thompson, Rick Moulton, Jonathan Little, Richard Potter, Colin Sharp, Ernesto Bertarelli, Donata Bertarelli, Northill US Holdings, Inc., Northill Jersey Holdings LP, Northill Capital (Jersey) LP, Northill Capital Holdings Limited, Donata Bertarelli Northill Discretionary Trust, NCT Limited, Ernesto Bertarelli Northill Discretionary Trust, Northill Purpose Trust, NC PT Limited, Landmark LP and LM (GP) Limited

Sarofim & Co.: Fayez S. Sarofim, Raye White, Christopher Sarofim and The Sarofim Group, Inc.

Sirios: John F. Brennan, Jr. and Sirios Associates, L.L.C.

TOBAM: David Bellaiche, Yves Choueifaty, Tristan A. Froidure, Maylis Lhotellier, Christophe Roehri, TOBAM Holding Company and TOBEMP

TS&W: Horace Whitworth, Cheryl Mounce, Lawrence Gibson, Herbert Thomson, Frank Reichel, Lori Anderson, Jessica Thompson, Aidan Riordan, Old Mutual (US) Holdings, Inc., OM Group (UK) Limited, Old Mutual plc and TS&W Investment GP LLC

III-77

Union Point: The principal owner of Union Point Advisors, LLC is Christopher Aristides, who owns his interests indirectly through one or more intermediate entities.

Walthausen: John B. Walthausen

Portfolio Allocation Manager

EACM, a wholly-owned subsidiary of BNY Mellon, has been engaged as the Portfolio Allocation Manager for certain funds as described in the prospectus. EACM is responsible for evaluating and recommending Sub-Advisers for these funds. It is expected that differences in investment returns among the portions of a fund managed by different Sub-Advisers will cause the actual percentage of the fund's assets managed by each Sub-Adviser to vary over time.

Portfolio Managers and Portfolio Manager Compensation

See the prospectus to determine which portions of the information provided below apply to your fund.

For funds other than money market funds, an Affiliated Entity or the Sub-Adviser(s), as applicable, provide the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities. For the TBCAM Stock Funds, portfolio managers are employed by the Manager. Portfolio managers are compensated by the company that employs them, and are not compensated by the funds. Each fund's portfolio managers are listed in Part I of this SAI.

The following provides information about the compensation policies for portfolio managers.

Alcentra. Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals. Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management. Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

ARX. A portfolio manager's cash compensation is comprised primarily of a market-based base salary and variable incentives paid (biannually) from ARX's profits. The primary objectives of ARX's compensation structure are to motivate and reward continued growth and profitability and to attract and retain high-performing individuals. ARX evaluates portfolio managers not only for their direct performance results, but also for their contribution to ARX.

CCM. Through Andrew Cupps' ownership of the firm, he participates directly in the revenue of the firm, which is determined by the performance of the firm's accounts, including the relevant funds, and the assets under management by the firm. He also is compensated with a base salary.

CenterSquare. The portfolio managers' compensation is comprised of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards. Portfolio managers' incentive opportunities are 100% discretionary and are pre-established for each individual based upon competitive industry compensation benchmarks.

In addition to annual incentives, portfolio managers also are eligible to participate in CenterSquare's Long Term Incentive Cash Award Plan. This plan provides for an annual award, payable to participants (generally to senior level executives) 50% in deferred cash and 50% in BNY Mellon Restricted Stock. These awards have a three-year cliff vest, with the participant becoming 100% vested on the third anniversary of the grant date, provided the employee remains an employee of the company. The deferred cash portion is generally invested by CenterSquare in affiliated mutual funds.

EACM. Employees at EACM, including investment professionals (e.g., portfolio managers), generally receive two forms of compensation: a base salary and a discretionary annual bonus (based on the firm's profitability and their performance). The discretionary bonus is based upon an individual's overall performance, with as much emphasis (for the relevant personnel) on contribution to the risk monitoring and quality control areas as there is on generating superior performance. Personal performance and firm performance are roughly equally weighted. As part of

III-78

EACM's retention plan for key management personnel, a portion of each annual bonus pool also is invested in an offshore fund of hedge funds managed by EACM and vests over a period of three years.

EAM. Portfolio managers at EAM are paid a base salary in line with industry benchmarks and participate in EAM's revenue share plan. Portfolio managers also are compensated by distribution of profits based on ownership.

Geneva. Total compensation for the portfolio management team, in which each member is a principal of the firm, includes a base salary plus a fixed percentage of Geneva's profits based on ownership. Geneva believes that its compensation plan allows for the portfolio management team to focus on delivering long-term performance for its clients. Geneva also offers eligible employees the opportunity to participate in a company sponsored 401(k) retirement plan.

Granite. Compensation of portfolio managers at Granite includes base compensation and revenue-based and performance-based compensation for each team (Small Cap and Large Cap) and, if principals, a profits interest in Granite. The overall compensation structure is reviewed annually for market competitiveness with an objective of offering compensation structures in the top third as compared to industry peers. Portfolio managers, and other key investment personnel, have membership interests in Granite and are evaluated on an annual basis to determine additional allocations of membership interests. Such interests entitle the members to distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time period so as to provide a retention incentive.

Hamon. Portfolio manager compensation is comprised of a market-based salary and an annual incentive plan. Under the annual incentive plan, portfolio managers may receive a bonus of up to two times their annual salary, at the discretion of management. In determining the amount of the bonus, significant consideration is given to the portfolio manager's investment portfolio performance over a one-year period (weighted 75%) and a three-year period (weighted 25%) compared to peer groups and relevant indexes. Other factors considered are individual qualitative performance, asset size and revenue growth of the product and funds managed by the portfolio manager.

Iridian. Iridian's compensation structure includes the following components: base salary, 401(k) retirement plan, and annual bonus if warranted by the overall financial success of the firm. Bonuses are based on performance.

Kayne. Kayne's compensation structure includes a base salary, an incentive bonus opportunity and a benefits package.

Base Salary. Kayne pays each of its portfolio managers a fixed base salary, which is designed to be competitive in light of the individual's experience and responsibilities. Kayne management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Incentive bonus pools at Kayne are based upon individual firm profits and in some instances overall Virtus profitability. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of a fund managed is measured over one-, three and five-year periods. Generally, an individual manager's participation is based on the performance of the funds/accounts managed as weighted roughly by total assets in each of these funds/accounts. In certain instances, comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, also may be components of the individual payment potential. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus Restricted Stock Units.

Other Benefits. Portfolio managers at Kayne also are eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans. While portfolio manager compensation contains a performance component, this component is adjusted by Kayne to reward investment personnel for managing within the stated framework and for not taking unnecessary risk.

Lombardia. Lombardia's compensation packages for its portfolio managers are comprised of base salaries and performance bonuses. For performance bonuses, each investment professional is evaluated by Lombardia's compensation committee using a combination of quantitative and subjective factors. The quantitative weight is 65% and the subjective weight is 35%. The quantitative measure is based on an internal attribution report broken down

III-79

by analyst and focused on stock selection. Given that each of Lombardia's products has a stock picking strategy, Lombardia believes that this is the best measure of added value. Lombardia's compensation committee then considers three factors: (i) new idea generation, (ii) teamwork and (iii) work ethic. New idea generation is intended to capture the quality and frequency of new idea generation. This factor credits or penalizes ideas that do not make it into the portfolios. Teamwork and work ethic will be measured both within individual teams and across the organization. The compensation of Alvin W. Marley, a 25% owner of the firm, also is based on overall firm profitability.

Mellon Capital. The primary objectives of the Mellon Capital compensation plans are to:

• Motivate and reward superior investment and business performance

• Motivate and reward continued growth and profitability

• Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

• Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and (variable) incentives (cash and deferred). Base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period, as well as a grant of BNY Mellon Restricted Stock for senior level roles.

The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the BNY Mellon Deferred Compensation Plan for Employees.

Neuberger Berman. Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing its employees. Neuberger Berman also is focused on creating a compensation process that is fair, transparent, and competitive with the market. Compensation for portfolio managers is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. The bonus for a portfolio manager is determined by using a formula which may or may not contain a discretionary component. The discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term

III-80

sustainable success of the investment team, effective team/people management and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market. The terms of long-term retention incentives at Neuberger Berman are as follows:

Employee-Owned Equity. An integral part of the management buyout of Neuberger Berman in 2009 was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. The senior portfolio managers on the mutual fund teams are key shareholders in the equity ownership structure. On a yearly basis over the subsequent five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan. Neuberger Berman also has established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of an employee's compensation is deemed contingent and vests over a three-year period. Under the plan, most participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team's investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants. Portfolio managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions with respect to confidential information and employee and client solicitation.

Certain portfolio managers may manage products other than mutual funds, such as high-net-worth separate accounts. For the management of these accounts, a portfolio manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a "finder's fee" or "referral fee" paid to a third party). The percentage of revenue a portfolio manager receives will vary based on certain revenue thresholds.

Newton. Portfolio manager compensation is primarily comprised of a market-based salary, annual cash bonus and participation in the Newton Long Term Incentive Plan. The level of variable compensation (annual cash bonus and Newton Long Term Incentive Plan) ranges from 0% of base salary to in excess of 200% of base salary, depending upon corporate profits, team performance and individual performance. The annual cash bonus is discretionary. Portfolio manager awards are heavily weighted towards their investment performance relative to both benchmarks and peer comparisons and individual qualitative performance. Awards also are reviewed against market data from industry compensation consultants such as McLagan Partners to ensure comparability with competitors. The portfolio managers also are eligible to participate, at the discretion of management, in the Newton Long Term Incentive Plan. This plan provides for an annual cash award that vests after four years. The value of the award may change during the vesting period based upon changes in Newton's operating income. Portfolio managers also are eligible to join the BNY Mellon Group Personal Pension Plan. Employer contributions are invested in individual member accounts. The value of the fund is not guaranteed and fluctuates based on market factors.

Nicholas. Portfolio managers are partners of the firm. Nicholas' compensation structure for its portfolio managers specifically aligns their goals with that of Nicholas' clients, rewards investment performance and promotes teamwork through their partnership in the firm. Portfolio managers typically receive a base salary and, as partners of the firm, proportionately share in the aggregate profits of Nicholas. In addition to cash compensation, portfolio managers receive a benefit package.

Owl Creek. Partner compensation includes a base salary plus an allocation of a partnership interest. Seventy percent of this allocation is available when earned, and the remaining 30% is invested in funds managed by Owl Creek, vesting 50% at the end of each of the following two 12-month periods. Partners also receive a portion of the management fee allocation and are eligible for discretionary bonuses. A significant amount of the principals' and other partners' investments in certain funds managed by Owl Creek is invested through a deferred fee, which is locked up until 2017.

Perella. Members of the investment team are compensated primarily from the net revenues they generate. Individual compensation is determined by the portfolio manager in conjunction with the head of Asset Management.

III-81

Generally, investment team members are paid a base salary and a discretionary bonus that is dependent upon performance and other factors. All partners are given an equity interest in the adviser.

RHJ. Compensation of portfolio managers at RHJ includes base compensation and bonus. In addition, Messrs. Holtz and Lipsker participate in revenues generated by the strategies they manage.

Riverbridge. Riverbridge has three levels of compensation for investment team members. Investment team members are compensated with a base compensation believed to be industry competitive relative to their level of responsibility. The second level of compensation is predicated on the overall performance of the investment team and individual contributions to the team. The chief investment officer makes a qualitative evaluation of the performance of the individual team member that contemplates contributions made for the current year and considers contributions made during the course of the last several years. Evaluation factors include, but are not limited to, the performance of the relevant funds and other accounts managed relative to expectations for how those funds and accounts should have performed, given their objective, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio strategy. Additional factors considered include quality of research conducted, contributions made to the overall betterment of the investment team and contribution to the betterment of the firm. The actual variable compensation may be more or less than the target amount, based on how well the individual satisfies the objectives stated above. Multi-year time periods are used to evaluate the individual performance of investment team members. Riverbridge stresses superior long-term performance and accordingly benchmarks portfolio managers' performance against comparable peer managers and the appropriate strategy benchmark. The third level of compensation is ownership in the firm. Riverbridge also has adopted a 401(k) Safe Harbor Plan that allows employees to contribute the maximum amount allowed by law. Generally, all employees are eligible to participate in the plan. Riverbridge matches annually the employee's contribution in an amount equal to 100% of the elective deferrals up to 3% of each employee's compensation, and an additional 50% on deferrals on the next 2% of each employee's compensation.

Sarofim & Co. The portfolio managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonus that may be based on a number of factors, including fund performance, the performance of other accounts and the overall performance of Sarofim & Co. over various time frames, including one-year, two-year and three-year periods, and (ii) the possible issuance of stock options and incentive stock options. The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio managers' compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Sarofim & Co.'s board of directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager. A lesser component of the portfolio managers' compensation results from the possible issuance of stock options and incentive stock options. Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Sarofim & Co. The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc. The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment. There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

Sirios. Investment professionals receive a fixed base salary and a discretionary bonus based on individual and overall performance. In addition, senior investment professionals may receive a percentage of the incentive fee paid by certain clients.

Standish. The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term). Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group. All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon

III-82

equity, interests in investment vehicles (consisting of investments in a range of Standish products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods. Also considered in determining individual awards are team participation and general contributions to Standish. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

TBCAM. TBCAM's rewards program was designed to be market competitive and align its compensation with the goals of its clients. This alignment is achieved through an emphasis on deferred awards which incentivizes its investment personnel to focus on long-term alpha generation. The following factors encompass its investment professional awards program: base salary, annual cash bonus, long-term incentive plan, deferred cash, BNY Mellon restricted stock, TBCAM restricted shares and a franchise dividend pool (i.e., if a team meets a pre-established contribution margin, any excess contribution is shared by the team and TBCAM and is paid out in both cash and long-term incentives).

Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for TBCAM annual and long-term incentive plans is through a pre-determined fixed percentage of overall TBCAM profitability. Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

Awards for select senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the one-, three- and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate peer groups.

TOBAM. The salary of each employee is determined by his or her background and seniority in the firm. Bonuses are based on the contribution of the employee to the firm's annual results. Once a year, after an individual performance review, the monthly salary is revised, and bonuses are decided by the executive committee. All employees with at least six months of seniority have the opportunity to become shareholders of the firm and, as such, are directly concerned with the profits of the firm and the dividends distributed. All primary portfolio managers are shareholders of TOBAM.

TS&W. For each portfolio manager, TS&W's compensation structure includes the following components: base salary, annual bonus, deferred profit sharing and the ability to participate in a voluntary income deferral plan.

Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.

Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary and tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration. For capacity constrained products, like small cap value, the small cap portfolio manager has an incentive program tied to the revenue generated in that product area.

Deferred Profit Sharing. All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations. Discretionary contributions are made on an annual basis at the sole discretion of TS&W.

Deferred Compensation Plan. Portfolio managers meeting certain requirements also are eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

III-83

Equity Plan. Key employees may be awarded deferred TS&W equity grants. In addition, key employees may purchase TS&W equity directly.

Union Point: Union Point compensation can include a combination of salary, bonus and equity ownership of the firm which may be determined based on performance and other factors.

Walter Scott.  Compensation generally consists of a competitive base salary and entitlement to annual profit share. In addition, all staff qualify for retirement benefits, life assurance and health insurance. All staff are eligible to participate in the firm's annual profit share, which is a fixed percentage of pre-incentive operating profits. This is the sole source of incentive compensation. Investment, operations, compliance and client service staff are all focused upon the same goals of providing superior performance and service to clients. Success in these goals drives the firm's profits and therefore the profit share.

For senior staff, the majority of annual compensation is the profit share. An element of this is deferred via a long-term incentive plan, largely invested in a long-term global equity fund for which Walter Scott is the investment adviser and in BNY Mellon stock. Both have a deferral period which vests on a pro-rata basis over four years.

Walter Scott's compensation structure is designed to promote fair and equal treatment of all clients. The remuneration and nominations committee of Walter Scott's governing board determines the salary and profit share allocation based on the overall performance of the firm.

Walthausen. All members of Walthausen have common stock ownership in the firm. This is a founding principle of the firm, which Walthausen believes maximizes the alignment of goals for the firm and its clients. As the firm grows, Walthausen intends to expand ownership to new team members after an initial review period. Walthausen's compensation structure consists of base salary, bonus and profit sharing. Each member of the investment team receives a base salary which is commensurate with past experience and role within the firm. Bonuses are similarly awarded based on team performance and firm profitability. As the firm grows, Walthausen intends to allocate profits across ownership levels.

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or common trust accounts and wrap fee programs that invest in securities in which a fund may invest or that may pursue a strategy similar to a fund's component strategies ("Other Accounts").

Potential conflicts of interest may arise because of an Adviser's or portfolio manager's management of a fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a fund purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the corresponding funds such as deciding which securities to allocate to a fund versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a fund, that they are managing on behalf of an Adviser. The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger

III-84

investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund. In addition, the funds, as registered investment companies, are subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts. For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions. In addition, if a fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the fund's and such Other Accounts' investments in the issuer. If an Adviser sells securities short, it may be seen as harmful to the performance of any funds investing "long" in the same or similar securities whose market values fall as a result of short-selling activities.

BNY Mellon and its affiliates, including the Manager, Sub-Advisers affiliated with the Manager and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds. BNY Mellon has no obligation to provide to the Adviser or the funds, or effect transactions on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Adviser. Accordingly, in making investment decisions for a fund, the Adviser does not seek to obtain or use material inside information that BNY Mellon may possess with respect to such issuers. However, because an Adviser, in the course of investing fund assets in loans, may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.

Code of Ethics. The funds, the Manager, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund. The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund. In that regard, portfolio managers and other investment personnel employed by the Manager or an Affiliated Entity or a Sub-Adviser affiliated with the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Distributor

The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each fund's distributor on a best efforts basis pursuant to an agreement, renewable annually, with the fund or the corporation or trust of which it is a part. The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust.

Depending on your fund's distribution arrangements and share classes offered, not all of the language below may be applicable to your fund (see the prospectus and "How to Buy Shares" in Part II of this SAI to determine your fund's arrangements and share classes).

III-85

The Distributor compensates from its own assets certain Service Agents for selling Class A shares subject to a CDSC and Class C shares at the time of purchase. The proceeds of the CDSCs and fees pursuant to a fund's 12b-1 Plan, in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable class of a fund's shares. The Distributor also may act as a Service Agent and retain sales loads and CDSCs and 12b-1 Plan fees. For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the NAV of such shares purchased by their clients.

The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested in fund shares through such Service Agents by employees participating in Retirement Plans, or other programs. Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

Dreyfus or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of a fund or provide other services (other than Class Y shares). Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund to those intermediaries. Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from Dreyfus' or the Distributor's own resources to Service Agents for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a fund to you. In addition, the Distributor may provide additional and differing compensation from its own assets to certain of its employees who promote the sale of select funds to certain Service Agents, who in turn may recommend such funds to their clients. In some cases, these payments may create an incentive for the employees of the Distributor to promote a fund for which the Distributor provides a higher level of compensation. Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

Transfer and Dividend Disbursing Agent and Custodian

The Transfer Agent, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, is each fund's transfer and dividend disbursing agent. Pursuant to a transfer agency agreement with the funds, the Transfer Agent arranges for the maintenance of shareholder account records for the funds, the handling of certain communications between shareholders and the funds and the payment of dividends and distributions payable by the funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for certain out-of-pocket expenses. The funds, other than the Index Funds, also may make payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.

The Custodian, an affiliate of the Manager, located at One Wall Street, New York, New York 10286, serves as custodian for the investments of the funds. The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds. Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each fund's assets held in custody and receives certain securities transaction charges.

III-86

Funds' Compliance Policies and Procedures

The funds have adopted compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act that cover, among other matters, certain compliance matters relevant to the management and operations of the funds.

DETERMINATION OF NAV

See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Valuation of Portfolio Securities (funds other than money market funds)

A fund's equity securities, including option contracts (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on NASDAQ markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported NAVs each day, except that shares of ETFs generally are valued at the last sale price on the day of valuation on the securities exchange on which the shares are primarily traded.

Substantially all of a fund's debt securities and instruments, including interest rate, credit default and total return swaps and options thereon, are valued by one or more independent pricing services (the "Service") approved by the board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities and instruments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service's procedures are reviewed by fund officers under the general supervision of the board. Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts are valued using the forward rate obtained from a Service approved by the board. If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's NAV may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Foreign securities held by a fund may trade on days that the fund is not open for business, thus affecting the value of the fund's assets on days when fund investors have no access to the fund.

Generally, over-the-counter option contracts will be valued by the Service at the average of the most recent bid and asked quotations obtained from the Service. Futures contracts will be valued at the most recent settlement price. Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by a fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board. Fair value of investments may be determined by the board or its pricing committee or the

III-87

fund's valuation committee using such information as it deems appropriate. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. The valuation of a security based on fair value procedures may differ from the prices used by other mutual funds to calculate their NAVs.

Valuation of Portfolio Securities (money market funds only)

In the case of a money market fund that uses amortized cost pricing to value its portfolio securities, the valuation of the fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. Boards overseeing money market funds have established, as a particular responsibility within the overall duty of care owed to fund investors, procedures reasonably designed to stabilize the funds' price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the funds' portfolio holdings by the board, at such intervals as it may deem appropriate, to determine whether the funds' NAV calculated by using available market quotations or market equivalents (including valuations obtained from a Service) deviates from $1.00 per share based on amortized cost. Other investments and assets will be valued at fair value as determined in good faith by the board.

Calculation of NAV

Fund shares are sold on a continuous basis. Except as otherwise described in the prospectus, NAV per share of each fund and each class of a Multi-Class Fund is determined as of the close of trading on the floor of the NYSE (usually 4:00 p.m., Eastern time) on each day the NYSE is open for regular business. For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE. The NAV per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.

Fund expenses and fees, including management fees and fees pursuant to Plans (reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the NAV of a fund's shares. For funds with more than one class of shares, because of the differences in operating expenses incurred by each class of shares of a fund, the per share NAV of each class of shares of the fund will differ. The NAV of each class of a fund with more than one class of shares is computed by dividing the value of the fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.

Expense Allocations

Except as may be otherwise described in "Certain Expense Arrangements and Other Disclosures" in Part II of this SAI, all expenses incurred in the operation of the series of a fund company are borne by the fund company. Expenses attributable to a particular series of a fund company are charged against the assets of that series; other expenses of the fund company are allocated among the series on the basis determined by the board, including, but not limited to, proportionately in relation to the net assets of each series. In addition, each class of shares of a fund with more than one class bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.

NYSE and Transfer Agent Closings

The holidays (as observed) on which both the NYSE and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, the NYSE is closed on Good Friday.

III-88

ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS

Dividends automatically are reinvested in additional shares of the fund from which they were paid at NAV without a sales load (if applicable), or, at your option, paid in cash. If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

For a fund that declares dividends each business day, if you redeem all shares in your account at any time during a month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to the omnibus accountholder along with the proceeds of the redemption.

Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.

Funds Other Than Money Market Funds

Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment. Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the prospectus and this SAI. In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received. The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares generally will be disallowed to the extent of the exempt-interest dividend received.

A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

For a bond fund that declares dividends daily (see Part II of this SAI under "Dividends and Distributions"), dividends accrue beginning one day after the date of purchase and through the date a redemption is effective. When determining a fund's dividend rate on a weekend or holiday, the fund will use the dividend rate on the business day following the weekend or holiday. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Money Market Funds

Dividends accrue beginning on the date of purchase (provided purchase payments are received by wire prior to the time as of which the fund calculates its NAV on such day (as described in the prospectus)) and through the day prior to the date a redemption is effective. A fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Dividends from net realized short-term capital gains, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. The funds do not expect to realize any long-term capital gains or losses.

III-89

TAXATION

See the prospectus and "Investment Policies and Restrictions" in Part II of this SAI to determine which sections of the discussion below apply to your funds.

The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or, except to the extent specifically addressed herein, to discuss state and local tax matters affecting the funds or their shareholders. Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investments in the funds.

Taxation of the Funds

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a RIC, a fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs," as defined below); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test. A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives at least 90% of its gross income from certain enumerated passive income sources described in Code section 7704(d), but does not include a partnership that derives 90% of its gross income from sources described in Code section 851(b)(2)(A). Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of a fund's assets.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test. However, the Treasury has the authority to issue regulations (possibly with retroactive effect) treating a RIC's foreign currency gains as non-qualifying income for purposes of the gross income test to the extent that such income is not directly related to the RIC's principal business of investing in stock or securities.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

III-90

A RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest prescribed corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible for a preferential maximum tax rate in respect of "qualified dividends" in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below). In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year. Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years. Each fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the distributing fund's earnings and profits, regardless of whether you receive your distributions in cash or have them reinvested in additional fund shares. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of "net capital gain," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. These rates may increase depending on whether legislation is or has been enacted, and, if so, in what form. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. The determination of whether a

III-91

distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any. If a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year. Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation. Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Regulated Investment Company Modernization Act of 2010) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares). If a shareholder buys shares of a fund when the fund has realized but not distributed income or capital gains, the shareholder will be "buying a dividend" by paying full price for the shares and then receiving a portion back in the form of a taxable distribution. Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares. Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the fund during the following January generally will be treated for federal tax purposes as paid by the fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of the tax paid by the fund on the gain and (iii) increase the tax basis for his or her shares in the fund by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for preferential tax rates applicable to long-term capital gain to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Dividends paid by REITs are not generally eligible for the preferential maximum tax rate. Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company ("PFIC," discussed below). In order to be eligible for the preferential rate, the shareholder in the fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend. Additional restrictions on a shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the fund or by application of the Code.

If a fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a

III-92

shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of U.S. individuals, estates and trusts. The tax applies to the lesser of (i) such net investment income (or, in the case of an estate or trust, its undistributed net investment income), and (ii) the excess, if any, of such person's "modified adjusted gross income" (or, in the case of an estate or trust, its "adjusted gross income") over a threshold amount.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of shares in a fund will give rise to a gain or loss. Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As discussed below under "Funds Investing in Municipal Securities," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares. This rule applies only if the acquisition of the new fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of the applicable regulations in light of their individual circumstances.

The funds (or their administrative agent) are required to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The funds will permit fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the funds will use the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

III-93

PFICs

Funds that invest in foreign securities may own shares in certain foreign entities that are treated as PFICs for U.S. federal income tax purposes. A fund that owns shares of a PFIC may be subject to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC. To avoid this treatment, each fund owning PFIC shares may make an election to mark the gains (and to a limited extent losses) in a PFIC "to market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (a "QEF"), in which case the fund will be required to include in its income annually its share of the QEF's income and net capital gains, regardless of whether the fund receives any distribution from the QEF. If the QEF incurs a loss for a taxable year, the loss will not pass through to the fund and, accordingly, cannot offset other income and/or gains of the fund. A fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return. Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes

Investment income that may be received by a fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax treaties between the United States and certain countries may reduce or eliminate such taxes. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (as is the case for a Fund of Funds), that fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that fund. If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products

A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to

III-94

accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or preferential rates of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Payments with Respect to Securities Loans

A fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by a fund in place of dividends earned on the security during the period that such security was not directly held by a fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by a fund will not qualify as a foreign tax paid by such fund and therefore cannot be passed through to shareholders even if the fund meets the requirements described in "Non-U.S. Taxes," above.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received. Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year. In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Inflation-Indexed Treasury Securities

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal generally will be treated as interest or original issue discount income subject to taxation. Interest payments generally are taxable when received or accrued. The inflation adjustment to the principal generally is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, a fund's investments in inflation-indexed Treasury securities may require the fund to accrue and distribute income not yet received. Decreases in the indexed principal in a given year generally (i) will reduce the amount of interest income otherwise includible in income for that year in respect of the Treasury security, (ii) to the extent not treated as an offset to current income under (i), will constitute an ordinary loss to the extent of prior year inclusions of interest, original issue discount and market discount in respect of the security that exceed ordinary losses in respect of the security in such prior years, and (iii) to the extent not treated as an offset to current income under (i) or an ordinary loss under (ii), can be carried forward as an ordinary loss to reduce interest, original issue discount and market discount in respect of the security in subsequent taxable years. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains generally are realized in the same manner as traditional debt instruments. Special rules apply in respect of inflation-indexed Treasury securities issued with more than a prescribed de minimis amount of discount or premium.

Certain Higher-Risk and High Yield Securities

Certain funds may invest in lower-quality fixed-income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for a fund. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in

III-95

default between principal and interest. These and other related issues would be addressed by each fund if it invests in such securities as part of the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)

It is anticipated that substantially all of the ordinary dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in U.S. municipal securities will constitute "exempt-interest dividends." Such exempt-interest dividends will be exempt from federal income taxes. It is possible, however, that a portion of the income dividends from such funds will not be exempt from federal income taxes. Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities. Distributions by such funds of capital gains will be treated in the same manner as capital gains as described under "Taxation of Fund Distributions." Recipients of Social Security and/or certain railroad retirement benefits who receive dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits. Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends. Certain municipal or other tax-exempt funds may invest in municipal securities the income from which is subject to AMT. Such funds will advise shareholders of the percentage of dividends, if any, which should be included in the computation of AMT.

Because the ordinary dividends of municipal or other tax-exempt funds are expected to be exempt-interest dividends, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund will not be deductible. Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax advisor concerning its investment in a fund that is intended to generate exempt-interest dividends.

As a general rule, any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

If at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected. In that event, such a fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.

Investing in Mortgage Entities

Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt. Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

III-96

Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the funds being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Tax-Exempt Shareholders

Under current law, each fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. As noted above, a tax-exempt shareholder may also recognize UBTI if a fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding

Each fund generally is required to withhold and remit to the Treasury a percentage of the taxable distributions and redemption proceeds paid to a shareholder who fails to properly furnish the fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the applicable fund that he or she is not subject to such withholding. Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders

Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or other applicable tax form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

Notwithstanding the foregoing, for taxable years of a fund beginning before January 1, 2014, properly reported dividends are generally exempt from U.S. withholding tax where they (i) are paid in respect of a fund's "qualified

III-97

net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year). However, depending on its circumstances, a fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). In the case of shares of a fund held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.

For non-U.S. shareholders of a fund, a distribution by a fund that is attributable to the fund's receipt of certain capital gain distributions from a REIT generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special AMT in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions. An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution. In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC.

Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the fund.

Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions. All shareholders of a fund should consult their tax advisors regarding the application of the foregoing rule.

The Hiring Incentives to Restore Employment Act

Under provisions of The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act"), certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends or interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution," which term may include certain non-U.S. shareholders of a fund, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate or the terms of an applicable intergovernmental agreement entered into by the United States and the country where such non-U.S. shareholder resides or does business, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts. Further, a 30% withholding tax may apply in respect of "passthru payments" made by a foreign financial institution to certain accountholders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations. The HIRE Act

III-98

will further impose a 30% withholding tax on certain payments to non-financial foreign entities. The scope of the applicable HIRE Act provisions is not entirely clear and no assurance can be given that some or all of the income of a fund, and/or certain of the fund's shareholders will not be subject to any of the above described withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder's interest in the fund. To comply with the requirements of the HIRE Act, a fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners, and direct and indirect owners of certain entity shareholders will be required to waive the application of any non-US laws which, but for such waiver, would prevent such entity from reporting information in respect of United States accounts in accordance with the applicable provisions of the HIRE Act or any agreement described in Section 1471(b) of the Code. While the withholding tax provisions of the HIRE Act were to have been fully effective beginning in 2013, the Treasury and the IRS have provided for a phased-in implementation of these provisions; under the latest guidance, the withholding tax will apply to fund dividends paid after June 30, 2014 and to capital gain dividends and the gross proceeds of fund redemptions paid after December 31, 2016.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of a fund.

All non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress. Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in a fund.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes. Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, non-U.S. taxes.

Shareholders should consult their own tax advisors regarding the state, local and non-U.S. tax consequences of an investment in shares and the particular tax consequences to them of an investment in a fund.

PORTFOLIO TRANSACTIONS

This section, other than "Disclosure of Portfolio Holdings," does not apply to the Funds of Funds' investments in Underlying Funds. The Funds of Funds will not pay brokerage commissions or sales loads to buy and sell shares of Underlying Funds.

The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds. The funds, except for the money market funds and the TBCAM Stock Funds, are managed by dual

III-99

employees of the Manager and an Affiliated Entity or employ a Sub-Adviser. Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable Affiliated Entity or Sub-Adviser and execute portfolio transactions through the trading desk of the Affiliated Entity or Sub-Adviser, as applicable (collectively with Dreyfus' trading desk (for the money market funds only), the "Trading Desk"). All portfolio transactions of the money market funds and the TBCAM Stock Funds are placed on behalf of each fund by the Manager.

Trading the Funds' Portfolio Securities

In managing money market funds, the Manager will draw upon BNY Mellon Cash Investment Strategies ("CIS"). CIS is a division of the Manager that provides investment and credit risk management services and approves all money market fund eligible securities for the fund and for other investment companies and accounts managed by the Manager or its affiliates that invest primarily in money market instruments. CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research. CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon's central Risk Management Department (the "Risk Department") as part of the investment process. These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment. The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS. In the event a security is removed from the "approved" credit list after being purchased by the fund, the fund is not required to sell that security.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each. In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund. When transactions are aggregated, but it is not possible to receive the same

III-100

price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds. Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by the Manager and its Affiliated Entities or a Sub-Adviser. Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit the Manager or its Affiliated Entities or a Sub-Adviser or other funds or accounts advised by the Manager or an Affiliated Entity or Sub-Adviser. Funds and accounts managed by the Manager, an Affiliated Entity or a Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including the Manager and its Affiliated Entities) and the aggregate exposure of such accounts) may restrict investment activities of the funds. While the allocation of investment opportunities among a fund and other funds and accounts advised by the Manager and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel (or, with respect to a fund advised by a Sub-Adviser, the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

The Manager, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by the Manager, the Affiliated Entity or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund. For example, a fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by the Manager, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and the Manager, the Affiliated Entity or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients. Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to the Manager (or, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.

III-101

For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Soft Dollars

The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, the funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms. Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use"). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client. The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises. Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be

III-102

utilized on behalf of a fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

IPO Allocations

Certain funds may participate in IPOs. In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser. "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relative NAVs. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

Disclosure of Portfolio Holdings

The funds have adopted policies and procedures with respect to the disclosure of fund portfolio holdings and any ongoing arrangements to make available information about fund portfolio holdings. It is the policy of the Manager to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings. The policy requires that consideration always be given as to whether disclosure of information about fund portfolio holdings is in the best interests of fund shareholders, and that any conflicts of interest between the interests of fund shareholders and those of the Manager or its affiliates be addressed in a manner that places the interests of fund shareholders first.

Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor the Manager or its affiliates may receive any compensation in connection with an arrangement to make available information about the fund's portfolio holdings. Funds may distribute portfolio holdings to mutual fund evaluation services such as S&P, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

III-103

A fund may also disclose any and all portfolio holdings information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisors.

Disclosure of portfolio holdings may be authorized only by the Chief Compliance Officer for the fund, and any exceptions to this policy are reported quarterly to the board.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

The boards have delegated to Dreyfus the authority to vote proxies of companies held in a fund's portfolio, except for proxies of certain U.S. bank holding companies, savings and loan holding companies, insured depository institutions and companies that control an insured depository institution (collectively, the "Designated BHCs"), for which the boards have delegated to Institutional Shareholder Services Inc. ("ISS") the authority to vote proxies of such Designated BHCs. Except as described below, Dreyfus, through its participation in BNY Mellon's Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies BNY Mellon's Proxy Voting Guidelines, which are summarized below, when voting proxies on behalf of a fund. Similarly ISS votes proxies that it is authorized to vote, including those delegated by the boards, in accordance with the ISS benchmark proxy voting guidelines (the "ISS Guidelines"), which are summarized below.

BNY Mellon and its direct and indirect subsidiaries (collectively, "BNYM"), including Dreyfus, are subject to the requirements of the Bank Holding Company Act of 1956, as amended (the "BHCA"). Among other things, the BHCA prohibits BNYM, funds that BNYM "controls" by virtue of share ownership ("Bank Controlled Funds"), and any fund or other investment account over which BNYM exercises sole voting discretion (collectively, the "BNYM Entities"), in the aggregate, from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any BHC without the prior approval of the Board of Governors of the Federal Reserve System (the "BHCA Rules").

Because ISS has sole voting authority over voting securities issued by the Designated BHCs, the holdings of such securities by the funds (other than Bank Controlled Funds) are excluded from the 5% aggregate computation under the BHCA Rules and the funds (other than Bank Controlled Funds) are permitted to purchase and hold securities of BHCs without limits imposed by the BHCA. (Voting securities of BHCs held by funds that are Bank Controlled Funds, however, continue to be aggregated with the holdings of other BNYM Entities because of BNYM's share ownership in those funds.)

A security will be identified as a Designated BHC (and voting authority over its voting securities will be delegated to ISS) when BNY Mellon Entities' aggregate ownership, control and voting discretion with respect to the security reaches a level that could risk a violation of BHCA Rules. If such aggregate levels decrease to a point that BNY Mellon deems appropriate to remain in compliance with BHCA Rules, the security will no longer be a Designated BHC and Dreyfus will be redelegated sole voting authority over the security. Management of the funds anticipates that ISS will have proxy voting authority over the voting securities of a limited number of Designated BHCs.

Information regarding how a fund's proxies were voted during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on a fund's Form N-PX.

Proxy Voting By Dreyfus

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes an adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds.

III-104

Dreyfus seeks to avoid material conflicts of interest between the funds and fund shareholders, on the one hand, and Dreyfus, the fund's principal underwriter, or any affiliated person of the fund, Dreyfus or the fund's principal underwriter, on the other, through its participation in the Proxy Voting Committee. The Proxy Voting Committee applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors. To avoid any appearance of a conflict, Dreyfus engages a third party as an independent fiduciary (generally ISS) to vote all proxies with respect to securities issued by BNY Mellon and all proxies with respect to shares of funds sponsored by Dreyfus or another BNY Mellon affiliate (including proxies with respect to shares issued by funds in the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers if deemed appropriate in its discretion.

Each proxy is reviewed, categorized and analyzed in accordance with the Proxy Voting Committee's written guidelines in effect from time to time. The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the Proxy Voting Committee's policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Voting Committee, if the applicable guidelines so require. Proposals for which a guideline has not yet been established, such as, for example, new proposals arising from emerging economic or regulatory issues, are referred to the Proxy Voting Committee for discussion and vote. Additionally, the Proxy Voting Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Proxy Voting Committee will also consider specific interests and issues raised by Dreyfus on behalf of a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of the fund.

With regard to voting proxies with respect to shares of foreign companies, Dreyfus weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote. Proxies with respect to shares of foreign companies are voted by Dreyfus in accordance with the ISS Guidelines.

Although proxies in respect of securities held by the Dreyfus Socially Responsible Growth Fund, Inc. or The Dreyfus Third Century Fund, Inc. (each a "Socially Responsible Fund") typically are voted in accordance with BNY Mellon's Proxy Voting Guidelines, proxies pertaining to the social investment criteria of the Socially Responsible Funds are voted by the funds' portfolio managers. The Socially Responsible Funds' social investment criteria are used to determine whether a company enhances the quality of life in America by considering its record in the areas of:

• protection and improvement of the environment and the proper use of our natural resources

• occupational health and safety

• consumer protection and product purity

• equal employment opportunity

Summary of BNY Mellon's Proxy Voting Guidelines

The Proxy Voting Committee consists of representatives from certain investment advisory, banking, trust company and other fiduciary business units (each, a "Member Firm") affiliated with BNY Mellon. The Proxy Voting Committee recognizes that the responsibility for the daily management of a company's operations and strategic planning is entrusted to the company's management team, subject to oversight by the company's board of directors. As a general matter, Member Firms invest in companies believed to be led by competent management and the Proxy Voting Committee customarily votes in support of management proposals and consistent with management's recommendations. However, the Proxy Voting Committee believes that Member Firms, in their role as fiduciaries, must express their view on the performance of the directors and officers of the companies in which clients are invested and how these clients' interests as shareholders are being represented. Accordingly, the Proxy Voting Committee will vote against those proposals that it believes would negatively impact the economic value of clients' investments – even if those proposals are supported or recommended by company management.

The Proxy Voting Committee seeks to make proxy voting decisions that are in the best interest of the clients of its Member Firms. For this purpose, the Proxy Voting Committee has established detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders ("Voting

III-105

Guidelines"). Viewed broadly, the Voting Guidelines seek to maximize shareholder value by promoting sound corporate governance policies through the support of proposals that are consistent with four key objectives:

• The alignment of the interests of a company's management and board of directors with those of the company's shareholders;

• To promote the accountability of a company's management to its board of directors, as well as the accountability of the board of directors to the company's shareholders;

• To uphold the rights of a company's shareholders to affect change by voting on those matters submitted to shareholders for approval; and

• To promote adequate disclosure about a company's business operations and financial performance in a timely manner.

The following are summaries of how the Proxy Voting Committee generally views certain matters that are brought before the Proxy Voting Committee in connection with the voting of proxies by those Member Firms who exercise voting discretion as a fiduciary for their clients. These summaries and the views reflected below by their nature are not intended to be complete and are not detailed explanations of all the guidelines and rule sets that the Proxy Voting Committee uses to assist with the proxy voting process. The summaries below are published by the Proxy Voting Committee to provide public company issuers and investors with a broad view of how the Proxy Voting Committee approaches certain topics and proposals in the context of voting proxies for its Member Firms' fiduciary clients; and such summaries are not intended to limit in any way the Proxy Voting Committee's or any Member Firm's actions with respect to its activities regarding the voting of proxies of any particular proposal or on shareholder voting matters generally.

1.  Boards and Directors

 A. Election of Directors

The Proxy Voting Committee believes that a majority of a company's board members should be independent of management.

i) Incumbent / Nominee Directors

The Proxy Voting Committee generally votes FOR incumbent and nominee directors. However, the Proxy Voting Committee generally votes to WITHOLD support in cases when individual directors (or the board, as applicable): (1) adopt, amend or renew a poison pill without shareholder approval or commitment to obtain shareholder approval within 12 months (applied to incumbent directors up for re-election at annual or special meeting which follows such action), (2) attend less than 75% of meetings for two consecutive years, (3) serve on more than six boards, (4) are chief executive officers ("CEOs") of a public company and serve on more than 3 boards, or (5) fail to respond to approved shareholder proposals.

ii) Compensation Committee Members

Generally, the Proxy Voting Committee votes FOR incumbent members of the compensation committee. However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where: (1) there are excise tax gross-ups, excise tax indemnification or "make whole" provisions in recent change-in-control or severance agreements, (2) the company's stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, or (3) there appears to be an imbalance in a company's long term incentive compensation plans between the performance-based and time-based awards for the executive officers.

i) Audit Committee

Generally, the Proxy Voting Committee votes FOR independent incumbent members of an audit committee. However, the Proxy Voting Committee will generally consider the proposal on a CASE-

III-106

BY-CASE basis in situations where: (1) audit fees are either undisclosed or insufficiently disclosed such that the amount paid to the auditor for non-audit services cannot be determined, (2) a material weakness is disclosed and not remediated timely, or (3) non-audit fees exceed the sum of audit, audit-related and tax compliance/preparation fees.

ii) Management Nominees

The Proxy Voting Committee generally votes FOR management nominees for board or committee membership. In exceptional cases, such as severe governance concerns or when a Proxy Advisor recommends to withhold, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis. If a nominee received less than majority support at the prior election and the board has not addressed the cause of that low support, the Proxy Voting Committee will generally WITHHOLD its support.

B. Board Governance

i) Classified Board

The Proxy Voting Committee believes shareholders should annually vote for all members on a company's board of directors. The Proxy Voting Committee votes FOR requests to declassify the board and will generally vote AGAINST proposals to adopt or continue a classified board structure.

ii) Board Independence

The Proxy Voting Committee votes FOR management proposals for the election of independent directors that meet listing standards and generally favors an independent chairperson. Conversely, the Proxy Voting Committee votes AGAINST shareholder proposals that are more or less restrictive than listing standards with respect to director "independence."

iii) Board Size

The Proxy Voting Committee votes FOR management requests to configure the size of the board of directors with appropriate rationale, absent evidence of entrenchment or a disadvantage to shareholders. However, the Proxy Voting Committee votes AGAINST proposals that remove the shareholders' right to vote on board configuration matters, or that would give the board sole discretion to set the number of members.

iv) Vote Majority and Removal

Generally, the Proxy Voting Committee supports the practice of one share, one vote. As such, we vote FOR proposals to elect director nominees by the affirmative vote of the majority of votes cast at the annual or special meeting. The same practice is applied to proposals mandating the removal of a director upon a simple majority vote, such that the Proxy Voting Committee votes AGAINST management proposals that require a supermajority vote for removal.

v) Separate Chairman and CEO

Generally, the Proxy Voting Committee votes FOR management proposals that propose to separate the positions of Chairman and CEO. However, the Proxy Voting Committee generally votes AGAINST shareholder proposals to separate the Chairman and CEO positions if a lead or presiding director with appropriate authority is appointed; but is likely to vote FOR such a proposal if a lead or presiding director with appropriate authority has not been appointed. When considering the sufficiency of a lead or presiding director's authority, the Proxy Voting Committee will consider: whether the director: (1) presides at all meetings of the board (and executive sessions of the independent directors) at which the Chairman is not present, (2) serves as a liaison between the

III-107

Chairman and the independent directors, (3) approves board meeting agendas, (4) has the authority to call meetings of the independent directors, and (5) if requested by major shareholders, ensures that s/he is available for consultation and direct communication.

2. Accounting and Audit

Generally, the Proxy Voting Committee votes FOR the ratification of the board's selection of an auditor for the company. The Proxy Voting Committee will vote AGAINST the ratification of the auditors if there are concerns of negligence due to issuance of an inaccurate audit opinion. The Proxy Voting Committee typically votes AGAINST shareholder proposals for auditor rotation arrangements that are more restrictive than regulatory requirements.

3. Anti-Takeover Measures

Generally, the Proxy Voting Committee opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. However, the Proxy Voting Committee generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable management to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

A. Shareholder Rights Plan or "Poison Pill"

Generally, the Proxy Voting Committee votes FOR proposals to rescind a "poison pill" or proposals that require shareholder approval to implement a "pill." Further, a WITHHOLD support vote on the election of directors will follow the adoption or renewal of a poison pill without shareholder approval.

B. Non-net Operating Loss Shareholder Rights Plan

Generally, the Proxy Voting Committee votes FOR non-net operating loss shareholder rights plans if all the following are in place: (1) a plan trigger that is 20% or greater, (2) a term not exceeding 3 years, (3) the plan terminates if not ratified by shareholder majority, (4) there are no "dead hand" or "modified dead hand" provisions, and (5) the plan has a qualified offer clause. The Proxy Voting Committee generally reviews these plans on a CASE-BY-CASE basis outside of these prescribed requirements.

C. Special Meetings and Majority Vote

The Proxy Voting Committee believes the rights to call a special meeting and to approve an action with a simple majority vote are powerful tools for shareholders. As such, we generally support proposals that uphold these rights. More specifically, with respect to calling a special meeting, the Proxy Voting Committee generally votes FOR proposals that would allow shareholders to call a special meeting if a reasonably high proportion of shareholders (typically of at least 10-15%, depending on the company's market capitalization, but no more than 25%, of the company's outstanding stock) are required to agree before such a meeting is called.

For companies that currently permit shareholders of 25% or less of outstanding stock to call a special meeting (or no such right exists), the Proxy Voting Committee may vote AGAINST proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies). However, for companies that currently permit shareholders of greater than 25% of outstanding stock to call a special meeting (or no such right exists), the Proxy Voting Committee is likely to consider on a CASE-BY-CASE basis those proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies).

D. Written Consent

The Proxy Voting Committee will generally vote FOR proposals to permit shareholders to act by written consent if the company does not currently permit shareholders to call for a special meeting or to act by written consent. The Proxy Voting Committee will generally vote AGAINST proposals on written consent if the company permits shareholders the right to call for a special meeting.

III-108

4. Capital Structure, Mergers, Sales and Transactions

A. Mergers

The Proxy Voting Committee is likely to consider on a CASE-BY-CASE basis those proposals to merge, reincorporate or to affect some other type of corporate reorganization. In making these decisions, the Proxy Voting Committee's primary concern is the long-term economic interests of shareholders, and it will consider Member Firm opinions, the fairness opinion, and the vote recommendations of two independent proxy advisors retained by the Proxy Voting Committee to provide comprehensive research, analysis and voting recommendations (the "Proxy Advisors") when determining a vote decision on these or similar proposals.

B. Capital Structure

In assessing asset sales, reorganizations, bankruptcy or other capital structure changes, the Proxy Voting Committee looks to the economic and strategic rationale behind the transaction and supports those proposals that reasonably can be expected to uphold or enhance the shareholders' long-term economic interest.

i) The Proxy Voting Committee generally votes FOR stock split proposals if the purpose is to: (1) increase liquidity and/or (2) adjust for a significant increase in stock price.

ii) The Proxy Voting Committee generally votes FOR reverse stock split proposals if the purpose is to avoid stock exchange de-listing. The Proxy Voting Committee also generally votes FOR proposals to decrease the number of common stock shares outstanding following reverse stock splits and proposals to eliminate unissued blank check preferred stock or a class of common stock with voting rights greater than the class held in client accounts.

C. Authorized Stock Increases

Generally, the Proxy Voting Committee votes FOR proposals for the authorization to issue additional shares of common or preferred stock if it determines that the increase is: (1) not excessive relative to the industry's average rate or otherwise harmful to the long-term economic interests of shareholders, or (2) necessary to avoid bankruptcy or to comply with regulatory requirements or other legally binding matters. The Proxy Voting Committee will generally vote AGAINST such proposals that would exceed the industry's average rate and/or the business purpose is not articulated sufficiently.

D. Preferred Stock Authorization

Where the voting power of the new issuance is specified as equal to or less than existing common stock shares, and the Proxy Advisors and the fairness opinion agree, the Proxy Voting Committee generally votes FOR proposals to issue preferred stock. When the voting power of the new issuance is either unspecified or exceeds that of the existing shares of common stock, the Proxy Voting Committee generally votes AGAINST proposals to issue preferred stock.

5. Corporate Governance

A. Cumulative Voting

The Proxy Voting Committee generally votes AGAINST proposals to continue or to adopt cumulative voting.

B. Amend Bylaw, Charter or Certificate

Generally, the Proxy Voting Committee votes FOR management proposals when the focus is administrative in nature or compliance driven and there is no evidence of negative impact to shareholder rights. If evidence suggests that proposals would result in a reduction of shareholder rights or lead to entrenchment, the Proxy Voting Committee votes AGAINST such proposals.

III-109

C. Indemnity Liability Protection

Generally, the Proxy Voting Committee votes FOR proposals to limit directors' liability or expand indemnification on behalf of their service to the company. However, the Proxy Voting Committee votes AGAINST proposals that support indemnification for director actions conducted in bad faith, gross negligence or reckless disregard of duties.

D. Adjourn Meeting

In cases where the Proxy Voting Committee is supportive of the underlying transaction or proposal and the purpose of the adjournment is to obtain additional votes, the Proxy Voting Committee will vote FOR the adjournment.

6. Proxy Contests

In the case of proxy contests, the Proxy Voting Committee will endeavor to provide both parties an opportunity to present their case and arguments before determining a course of action.

The Proxy Voting Committee's general policy is to consider: (1) the long-term economic impact of the decision, (2) the company's record and management's ability to achieve our reasonable expectations for shareholder return, (3) overall compensation for officers and directors and share price performance relative to industry peers, (4) whether the offer fully realizes the future prospects of the company in question with the likelihood of the challenger achieving their stated goals, and (5) the relevant experience of all board nominees.

7. Social, Ethical and Environmental

The Proxy Voting Committee reviews all management sponsored social, ethical and environmental responsibility proposals on a CASE-BY-CASE basis. Generally, the Proxy Voting Committee considers various factors in voting decisions, including: (1) the long-term economic impact including implementation cost-to-benefit considerations, (2) the company's current legal and regulatory compliance status, (3) the binding or advisory nature of the request, and (4) whether the proposal's underlying objective is within the scope of the company's influence and control.

The Proxy Voting Committee generally votes FOR shareholder sponsored proposals when the proposal reasonably can be expected to enhance long-term shareholder value and when management fails to respond meaningfully to the proposal. The Proxy Voting Committee generally votes AGAINST shareholder proposals when management has responded meaningfully and there is no evidence of: (1) shareholder value creation, (2) regulatory non-compliance, (3) failed oversight from the board and management for the subject activity, (4) the company is operating outside of industry standard practice, or (5) the proposal request is vague or overly restrictive and unlikely to achieve the underlying intent.

8. Compensation and Benefits

A. Equity Compensation

The Proxy Voting Committee employs a shareholder value transfer model and a burn rate model to measure the value transfer from shareholders to employees and directors when considering equity compensation proposals.

The Proxy Voting Committee generally votes FOR proposals relating to equity compensation plans that: (1) pass our shareholder value transfer model and burn rate model and prohibit share re-pricing without shareholder approval, (2) pass our shareholder value transfer model and burn rate model, are silent on share re-pricing and the company has no history of re-pricing,(3) use section 162(m) rules for plan administration by independent directors, or (4) require an issuance of stock or options as equal payment in lieu of cash to directors.

The Proxy Voting Committee generally votes AGAINST compensation plans that: (1) fail our shareholder value transfer model or burn rate model, and allow for option exchange or re-pricing without shareholder approval, (2) pass our shareholder value transfer model and burn rate model, but permit accelerated vesting without consummation of a change-in-control transaction, or (3) serve as a vehicle to perpetuate a disconnect between pay and performance or favors executive officers whose pay is already significantly higher than peers.

III-110

The Proxy Voting Committee reviews on a CASE-BY-CASE basis those proposals that:

i) pass our shareholder value transfer model and either (1) fail our burn rate model, (2) the plan is "silent" on re-pricing and the company has a history of the practice, or (3) a Proxy Advisor recommends an "against" vote; or

ii) fail our shareholder value transfer model but the plan (1) is required to complete a transaction supported by the Proxy Voting Committee or (2) includes details regarding extenuating business circumstances.

B. Say on Pay

If the ballot seeks an advisory vote on the frequency of say-on-pay proposals, the Proxy Voting Committee generally votes FOR proposals that call for say-on-pay on an ANNUAL basis.

The Proxy Voting Committee will generally vote FOR management proposals on say-on-pay. However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where: (1) there are excise tax gross-ups, excise tax indemnification or "make whole" provisions in recent change-in-control or severance agreements, (2) the company's stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, (3) the company fails to address compensation issues identified in prior meetings when adequate opportunity to address has passed, or (4) there appears to be an imbalance in a company's long term incentive compensation plans between the performance-based and time-based awards for the executive officers.

C. Option Re-pricing or Exchange

Generally, the Proxy Voting Committee believes that stock compensation aligns managements' and shareholders' interests based on fair-market value grants.

In cases where management is proposing to address a compensation misalignment, the Proxy Voting Committee generally votes FOR such proposals that: (1) seek exchanges that are value-for-value, (2) exclude executives, directors and consultants, (3) do not recycle exercised options, and/or (4) involve current options that are significantly under water and the new exercise price is reasonable. The Proxy Voting Committee generally votes FOR proposals that require stock option exchange and re-pricing programs to be put to shareholder vote.

In cases of proposals where the exchange and/or re-pricing requests do not meet these criteria, the Proxy Voting Committee generally votes AGAINST the management proposal.

D. Golden Parachute Plans

In reviewing management compensation agreements, the Proxy Voting Committee generally votes FOR those that: (1) involve payments that do not exceed three times the executive's total compensation (salary plus bonus), (2) have a double trigger, and (3) do not provide for a tax gross-up in the contract. Conversely, the Proxy Voting Committee generally votes AGAINST compensation agreements that do not adhere to these requirements. As a facet of a capital structure change, the Proxy Voting Committee will consider these compensation agreements on a CASE-BY-CASE basis.

In reviewing shareholder proposals, we generally support those that require the company to submit compensation agreements to a vote.

E. Clawbacks

III-111

When determining the effectiveness of a company's clawback/recoupment policy, the Proxy Voting Committee will consider: (1) the amount of information the company provides in its proxy statement on the circumstances under which the company recoups incentive or equity compensation, (2) whether the company's policy extends to named executive officers and other senior executive officers (and not simply the CEO and chief financial officer), (3) if the policy requires recoupment of incentive and equity compensation received and subsequently determined to have been "unearned" during the prior 3-year period, and (4) if the policy considers performance-based compensation to be "unearned" if the corresponding performance target(s) are later determined to have not been achieved for any reason (rather than first requiring evidence of "misconduct" or fraudulent activity and/or a formal restatement of financial results).

F. Other Compensation Requests

Generally, the Proxy Voting Committee votes FOR stock purchase plans that allow a broad group of employees to purchase shares and limit the discount to 15% or less. Conversely, the Proxy Voting Committee generally votes AGAINST proposals that are limited to senior executives and/or provides for a discount that is greater than 15%.

Generally, the Proxy Voting Committee votes FOR proposals that seek management and director retention of stock awards for no more than one year and/or 25% of stock awarded. Conversely, the Proxy Voting Committee generally votes AGAINST proposals that seek retention of stock awards for greater than one year and 75% of stock awarded.

For those proposals for which the Voting Guidelines do not provide determinative guidance (e.g., new proposals arising from emerging economic or regulatory issues), they are referred to the Proxy Voting Committee for discussion and vote. In these instances, the Proxy Voting Committee votes based upon its principle of maximizing shareholder value.

Proxy Voting by ISS

ISS has policies and procedures in place to manage potential conflicts of interest that may arise as a result of work that ISS's subsidiary performs for a corporate governance client and any voting of proxies relating to such client's securities that ISS performs on behalf of the funds. Such policies and procedures include separate staffs for the work performed for corporate governance clients and ISS's proxy voting services; a firewall that includes legal, physical and technological separations of the two businesses; and the employment of a blackout period on work performed with a corporate governance client during the pendency of a live voting issue in respect of securities of such client.

Summary of the ISS Guidelines1

Routine/Miscellaneous

Auditor Ratification

_____________________

1 Provided by ISS

Vote for proposals to ratify auditors unless any of the following apply:

• An auditor has a financial interest in or association with the company, and is therefore not independent;

• There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;

• Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP, or material weaknesses identified in Section 404 disclosures; or

• Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

• Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees

III-112

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1. Accountability

2. Responsiveness

3. Composition

4. Independence

Generally vote for director nominees, except under the following circumstances:

1. Accountability

Vote against2 or withhold from the entire board of directors (except new nominees,3 who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

• A classified board structure;

• A supermajority vote requirement;

• Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

• The inability of shareholders to call special meetings;

• The inability of shareholders to act by written consent;

• A dual-class capital structure; and/or

• A non–shareholder-approved poison pill.

Poison Pills:

1.3. The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote against or withhold from nominees every year until this feature is removed;

1.4. The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

III-113

Vote case-by-case on all nominees if:

1.6. The board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:

• The date of the pill's adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

• The issuer's rationale;

• The issuer's governance structure and practices; and

• The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7. The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

1.8. The company receives an adverse opinion on the company's financial statements from its auditor; or

1.9. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee, and potentially the full board, if:

1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud, misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company's efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

_____________________

2 In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against." However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

3 A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee, and potentially the full board, if:

1.11. There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12. The company maintains significant problematic pay practices;

1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15. The company fails to fulfill the terms of a burn rate commitment made to shareholders.

III-114

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16. The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

• The company's response, including:

o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

o Specific actions taken to address the issues that contributed to the low level of support;

o Other recent compensation actions taken by the company;

• Whether the issues raised are recurring or isolated;

• The company's ownership structure; and

• Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.17. Material failures of governance, stewardship, risk oversight4 or fiduciary responsibilities at the company;

1.18. Failure to replace management as appropriate; or

1.19. Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors, as appropriate, if:

2.1. The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

• Disclosed outreach efforts by the board to shareholders in the wake of the vote;

• Rationale provided in the proxy statement for the level of implementation;

• The subject matter of the proposal;

• The level of support for and opposition to the resolution in past meetings;

• Actions taken by the board in response to the majority vote and its engagement with shareholders;

• The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

• Other factors as appropriate.

2.2. The board failed to act on takeover offers where the majority of shares are tendered;

2.3. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

III-115

2.5. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

• The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

• The company's ownership structure and vote results;

• ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

• The previous year's support level on the company's say-on-pay proposal.

_____________________

4  Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

5 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

3. Composition

Attendance at Board and Committee Meetings:

3.1. Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case5) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

• Medical issues/illness;

• Family emergencies; and

• Missing only one meeting (when the total of all meetings is three or fewer).

3.2. If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3. Sit on more than six public company boards; or

3.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards.6

4. Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors when:

4.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

4.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

III-116

4.4. Independent directors make up less than a majority of the directors.

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

• Company-specific factors; and

• Proposal-specific factors, including:

• The ownership thresholds proposed in the resolution (i.e., percentage and duration);

• The maximum proportion of directors that shareholders may nominate each year; and

• The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

_____________________

6 Although all of a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Proxy Contests—Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, considering the following factors:

• Long-term financial performance of the target company relative to its industry;

• Management's track record;

• Background to the proxy contest;

• Nominee qualifications and any compensatory arrangements;

• Strategic plan of dissident slate and quality of critique against management;

• Likelihood that the proposed goals and objectives can be achieved (both slates); and

• Stock ownership positions.

When the addition of shareholder nominees to the management card ("proxy access nominees") results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

Shareholder Rights & Defenses

Poison Pills- Management Proposals to Ratify Poison Pill

Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

• No lower than a 20% trigger, flip-in or flip-over;

• A term of no more than three years;

• No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

• Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

III-117

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

• The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

• The value of the NOLs;

• Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

• The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

• Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

• Shareholders' current right to act by written consent;

• The consent threshold;

• The inclusion of exclusionary or prohibitive language;

• Investor ownership structure; and

• Shareholder support of, and management's response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

• An unfettered7 right for shareholders to call special meetings at a 10 percent threshold;

• A majority vote standard in uncontested director elections;

• No non-shareholder-approved pill; and

• An annually elected board.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

• Past Board Performance:

o The company's use of authorized shares during the last three years

• The Current Request:

o Disclosure in the proxy statement of the specific purposes of the proposed increase;

III-118

o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

o The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

______________________________

7 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting

Dual Class Structure

Generally vote against proposals to create a new class of common stock, unless:

• The company discloses a compelling rationale for the dual-class capital structure, such as:

• The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

• The new class of shares will be transitory;

• The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

• The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

• Past Board Performance:

o The company's use of authorized preferred shares during the last three years;

• The Current Request:

o Disclosure in the proxy statement of the specific purposes for the proposed increase;

o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

o In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares)that reflects the company's need for shares and total shareholder returns; and

o Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

• Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

• Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

III-119

• Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

• Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

• Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

• Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

III-120

• There is a significant misalignment between CEO pay and company performance (pay for performance);

• The company maintains significant problematic pay practices;

• The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

• There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

• The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

• The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

• The situation is egregious.

Vote against an equity plan on the ballot if:

• A pay for performance misalignment is found, and a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

o Magnitude of pay misalignment;

o Contribution of non-performance-based equity grants to overall pay; and

o The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1. Peer Group8 Alignment:

• The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

• The multiple of the CEO's total pay relative to the peer group median.

2. Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

• If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

• The ratio of performance- to time-based equity awards;

• The overall ratio of performance-based compensation;

• The completeness of disclosure and rigor of performance goals;

• The company's peer group benchmarking practices;

• Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

• Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

III-121

• Realizable pay9 compared to grant pay; and

• Any other factors deemed relevant.

____________________

8  The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

9  ISS research reports will include realizable pay for S&P1500 companies.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

• Problematic practices related to non-performance-based compensation elements;

• Incentives that may motivate excessive risk-taking; and

• Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

• Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

• Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

• New or extended agreements that provide for:

o CIC payments exceeding 3 times base salary and average/target/most recent bonus;

o CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

o CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

• Multi-year guaranteed bonuses;

• A single or common performance metric used for short- and long-term plans;

• Lucrative severance packages;

• High pay opportunities relative to industry peers;

• Disproportionate supplemental pensions; or

• Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

III-122

• Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

• Duration of options backdating;

• Size of restatement due to options backdating;

• Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

• Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

• Failure to respond to majority-supported shareholder proposals on executive pay topics; or

• Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

o The company's response, including:

▪ Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

▪ Specific actions taken to address the issues that contributed to the low level of support;

▪ Other recent compensation actions taken by the company;

o Whether the issues raised are recurring or isolated;

o The company's ownership structure; and

o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

• Single- or modified-single-trigger cash severance;

• Single-trigger acceleration of unvested equity awards;

• Excessive cash severance (>3x base salary and bonus);

• Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

• Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

• Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

• The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

III-123

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote case-by-case on equity-based compensation plans. Vote against the equity plan if any of the following factors apply:

• The total cost of the company's equity plans is unreasonable;

• The plan expressly permits repricing;

• A pay-for-performance misalignment is found;

• The company's three year burn rate exceeds the burn rate cap of its industry group;

• The plan has a liberal change-of-control definition; or

• The plan is a vehicle for problematic pay practices.

Social/Environmental Issues
Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and, in addition, the following will also be considered:

• If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

• If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

• Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

• The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

• If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

• If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Political Activities

Lobbying

Vote case-by-case on proposals requesting information on a company's lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

• The company's current disclosure of relevant lobbying policies, and management and board oversight;

• The company's disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

• Recent significant controversies, fines, or litigation regarding the company's lobbying-related activities.

Political Contributions

III-124

Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

• The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

• Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

• The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

• Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

• There are no recent, significant controversies, fines, or litigation regarding the company's political contributions or trade association spending; and

• The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Foreign Private Issuers Listed on U.S. Exchanges

Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

III-125

ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS

Massachusetts Business Trusts

If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund. However, the fund company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the fund company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund company or a board member. The Trust Agreement provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The fund companies intend to conduct their operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.

Fund Shares and Voting Rights

Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable. Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm. However, for a fund that is organized as a Massachusetts business trust or a series of a Massachusetts business trust, the holders of at least 30% of the fund's shares outstanding and entitled to vote may require the fund to hold a special meeting of shareholders for purposes of removing a board member from office. In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.

GLOSSARY

Term	Meaning

12b-1 Plan	A Plan adopted pursuant to Rule 12b-1 under the 1940 Act
1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
Acquired Fund	Former series of The Bear Stearns Funds
ADRs	American Depositary Receipts and American Depositary Shares
Adviser	The Manager and/or one or more Sub-Advisers, as applicable to the relevant fund or funds
Affiliated Entity	An affiliate of Dreyfus that, along with Dreyfus, employs fund portfolio managers who are dual

III-126

Term	Meaning
employees of the Dreyfus and such affiliate; for the TBCAM Stock Funds, references to an Affiliated Entity shall be deemed to refer to TBCAM as Manager of the TBCAM Stock Funds
Alcentra	Alcentra NY, LLC
AMT	Alternative Minimum Tax
ARX	ARX Investimentos Ltda.
Authorized Entity

A bank, broker-dealer, financial adviser or Retirement Plan that has entered into an agreement with the Distributor to receive orders to buy and sell fund shares by the close of trading on the NYSE and transmit such orders to the Distributor or its designee in accordance with the agreement with the Distributor

BNY Hamilton Funds	The BNY Hamilton Funds, Inc.
BNY Mellon	The Bank of New York Mellon Corporation; BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.
Cash Management Funds

Dreyfus California AMT-Free Municipal Cash Management, Dreyfus Cash Management, Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus New York AMT-Free Municipal Cash Management, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury & Agency Cash Management and Dreyfus Treasury Prime Cash Management

CCM	Cupps Capital Management, LLC
CDSC	Contingent deferred sales charge
CEA	Commodities Exchange Act
CenterSquare	CenterSquare Investment Management, Inc.
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
CPO	Commodity pool operator
CPO Funds	Dreyfus Global Absolute Return Fund and Dynamic Total Return Fund
Custodian	The Bank of New York Mellon
Distributor	MBSC Securities Corporation
Dreyfus	The Dreyfus Corporation
EACM	EACM Advisors LLC
EAM	EAM Investors, LLC
Effective Date	March 13, 2012
Eligible Shares	Shares of a Multi-Class Fund or shares of certain other funds advised by the Manager that are subject to a front-end sales load or a CDSC, or shares acquired by a previous exchange of such shares
ETFs	Exchange traded funds
Exchange Account

A special account in the General Fund created solely for the purpose of purchasing shares by exchange from Class B shares of a Multi-Class Fund; prior to June 1, 2006, such accounts were created in the Worldwide Dollar Fund

Exchange Act	Securities Exchange Act of 1934, as amended
FDIC	Federal Deposit Insurance Corporation

III-127

Term	Meaning
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings
FNMA	Federal National Mortgage Association

Fund of Funds

Dreyfus Conservative Allocation Fund, Dreyfus Diversified International Fund, Dreyfus Diversified Large Cap Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Growth Allocation Fund and Dreyfus Satellite Alpha Fund, each of which invests all or substantially all of its investable assets in Underlying Funds, and Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Diversified Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund, each of which invests significantly in Underlying Funds

General Fund	General Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged
General Funds

General California Municipal Money Market Fund

General Government Securities Money Market Funds, Inc.

General Government Securities Money Market Fund

General Treasury Prime Money Market Fund

General Municipal Money Market Funds, Inc.

General Municipal Money Market Fund

General New York Municipal Money Market Fund

Geneva	Geneva Capital Management Ltd.
Ginnie Maes	GNMA Mortgage Pass-Through Certificates
GNMA	Government National Mortgage Association
Granite	Granite Investment Partners, LLC
Hamon	Hamon Asian Advisors Limited
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the relevant fund
Index	The benchmark index of an Index Fund
Index Funds	Dreyfus International Stock Index Fund, Dreyfus Midcap Index Fund, Inc., Dreyfus S&P 500 Index Fund and Dreyfus Smallcap Stock Index Fund
Institutional Money Funds

Dreyfus Institutional Cash Advantage Fund, Dreyfus Institutional Preferred Money Market Fund, Dreyfus Institutional Preferred Plus Money Market Fund, Dreyfus Institutional Reserves Money Fund, Dreyfus Institutional Reserves Treasury Prime Fund and Dreyfus Institutional Reserves Treasury Fund

Interested Board Member	A board member who is considered to be an "interested person" (as defined in the 1940 Act) of the relevant fund
IPO	Initial public offering
IRA	Individual retirement account
Iridian	Iridian Asset Management LLC
IRS	Internal Revenue Service
Kayne	Kayne Anderson Rudnick Investment Management, LLC

III-128

Term	Meaning
Lending Agent	The Bank of New York Mellon
LIBOR	London Interbank Offered Rate
Lombardia	Lombardia Capital Partners, LLC
Manager	The Dreyfus Corporation; when used for the TBCAM Stock Funds only, the Manager refers to TBCAM
Mellon Capital	Mellon Capital Management Corporation
Moody's	Moody's Investors Service, Inc.
Multi-Class Fund	A fund that issues multiple classes of shares, one or more of which is subject to a sales load
Municipal Bonds Municipal Obligations

Debt obligations or other securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including cities, counties, municipalities, municipal agencies and regional districts, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax

NASDAQ	The Nasdaq Stock Market, Inc.
NAV	Net asset value
Neuberger Berman	Neuberger Berman Management LLC
Newton	Newton Capital Management Ltd.
NFA	National Futures Association
Nicholas	Nicholas Investment Partners, L.P.
NYSE	New York Stock Exchange

Owl Creek	Owl Creek Asset Management, L.P.
Perella	Perella Weinberg Partners Capital Management LP

Plans	Distribution Plans, Service Plans and Shareholder Services Plans as described in "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI
Purchaser

An individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense

Rating Agencies	S&P, Moody's, Fitch and, with respect to money market

III-129

Term	Meaning
funds, DBRS
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
Retirement Plans

Qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions or state and local governments, not including IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pensions Plans ("SEP-IRAs")

RHJ	Rice Hall James & Associates, LLC
Riverbridge	Riverbridge Partners, LLC
S&P	Standard & Poor's Ratings Services
Sarofim & Co.	Fayez Sarofim & Co.
SEC	Securities and Exchange Commission

Sirios	Sirios Capital Management, L.P.

Securities Act	Securities Act of 1933, as amended
Service Agents	Certain financial institutions (which may include banks), securities dealers and other industry professionals
Standish	Standish Mellon Asset Management Company LLC
State Municipal Bonds

Municipal Bonds of the state after which the relevant fund is named that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Bonds," "New Jersey Municipal Bonds," etc., depending on the state in the name of the relevant fund); New York Municipal Bonds also are exempt from New York City personal income taxes

State Municipal Obligations

Municipal Obligations of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Obligations," "New Jersey Municipal Obligations," etc., depending on the state in the name of the relevant fund); New York Municipal Obligations also are exempt from New York City personal income taxes

Sub-Adviser	A fund's sub-investment adviser, if any, as described in the prospectus; certain funds have more than one Sub-Adviser
TBCAM	The Boston Company Asset Management, LLC
TBCAM Stock Funds	Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund
TIPS	Treasury Inflation-Protection Securities

TOBAM	TOBAM S.A.S

Transfer Agent	Dreyfus Transfer, Inc.
Treasury	U.S. Department of the Treasury
TS&W	Thompson, Siegel & Walmsley LLC
Underlying Funds	Dreyfus funds (or other funds as may be permitted by a Fund of Funds' prospectus) in which a Fund of Funds invests

III-130

Term	Meaning

Union Point	Union Point Advisors, LLC

USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001

Walter Scott	Walter Scott & Partners Limited
Walthausen	Walthausen & Co., LLC
Worldwide Dollar Fund	Dreyfus Worldwide Dollar Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged

III-131

DREYFUS NEW YORK AMT-FREE MUNICIPAL BOND FUND

PART C. OTHER INFORMATION

Item 28. Exhibits

       (a)(1) Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 8, 1995 (“Post-Effective Amendment No. 14”), and Exhibit (1)(b) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on March 27, 1997.

       (a)(2) Articles of Amendment are incorporated by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on December 12, 2008.

       (a)(3) Certificate of Designation is incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A, filed on June 20, 2013.

          (b) Registrant's By-Laws is incorporated by reference to Exhibit (3)(b) of Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A, filed March 28, 2012.

          (d) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on January 27, 1995.

       (e)(1) Distribution Agreement is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on March 30, 2011 ("Post-Effective Amendment No. 35").

       (e)(2) Forms of Service Agreements are incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on March 29, 2000.

       (e)(3) Contract between a principal underwriter and dealer is incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on March 28, 2007.

       (g)(1) Custody Agreement is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 35.

       (g)(2) Amendment to Custody Agreement.*

       (h)(1) Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 14.

       (h)(2) Form of Amended and Restated Transfer Agency Agreement is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed March 28, 2013 ("Post-Effective Amendment No. 41").

          (i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 14.

          (j) Consent of Independent Registered Public Accounting Firm.*

         (m) Rule 12b-1 Plan is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on March 29, 2004.

         (n) Rule 18f-3 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A, filed on June 20, 2013.

       (p)(1) Code of Ethics adopted by Registrant, Registrant's Adviser and Registrant's Distributor is incorporated by reference to Exhibits (p)(1) of Post-Effective Amendment No. 41.

       (p)(2) Code of Ethics of the Nonmanagement Board Members of the Dreyfus Family of Funds is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed on March 29, 2010 ("Post-Effective Amendment No. 34").

Other Exhibits

          (a) Power of Attorney of the Directors and Officers is incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 41.

          (b) Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 34.

_________________

* Filed herewith.

Item 29. Persons Controlled by or under Common Control with Registrant.

  Not Applicable

Item 30. Indemnification

  The Registrant's charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant. The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them (including attorneys' fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant. These indemnification provisions are subject to applicable state law and to the limitation under the Investment Company Act of 1940, as amended, that no board member or officer of a fund may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office. Reference is hereby made to the following:

Reference is made to Article VIII of the Registrant's Amended and Restated Declaration of Trust, and Amendments thereto; Article 10 of the Amended and Restated Registrant's

By-Laws; and Section 1.10 of the Distribution Agreement, which is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 35.

Item 31. Business and Other Connections of Investment Adviser.

 The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Item 31. Business and Other Connections of Investment Adviser (continued)
  Officers and Directors of Investment Adviser

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

J. Charles Cardona President and Director	MBSC Securities Corporation++	Director Executive Vice President	6/07 – Present 6/07 - Present

	BNY Mellon Liquidity Funds plc+	Director	4/06 - Present

Diane P. Durnin Vice Chair and Director	None

Robert G. Capone Director	MBSC Securities Corporation++	Executive Vice President Director	4/07 - Present 4/07 - Present

	The Bank of New York Mellon****	Vice President	2/06 - Present

Mitchell E. Harris Director	Standish Mellon Asset Management Company LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	Chairman Chief Executive Officer Member, Board of Managers	2/05 – Present 8/04 – Present 10/04 - Present

	Alcentra NY, LLC++	Manager	1/08 - Present

	Alcentra US, Inc. ++	Director	1/08 - Present

	Alcentra, Inc. ++	Director	1/08 - Present

	BNY Alcentra Group Holdings, Inc. ++	Director	10/07 - Present

	Pareto New York LLC++	Manager	11/07 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	Standish Ventures LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	President Manager	12/05 - Present 12/05 - Present

	Palomar Management London, England	Director	12/97 - Present

	Palomar Management Holdings Limited London, England	Director	12/97 - Present

	Pareto Investment Management Limited London, England	Director	9/04 - Present

Andrew Provencher Director	MBSC Securities Corporation++	Executive Vice President Director	7/13 - Present 7/13 - Present

	Gold Bullion International New York, NY	Director of Business Development	11/11 - 6/13

Bradley J. Skapyak Chief Operating Officer and Director	MBSC Securities Corporation++	Executive Vice President	6/07 - Present

	The Bank of New York Mellon***	Senior Vice President	4/07 - Present

	The Dreyfus Family of Funds++	President	1/10 - Present

	Dreyfus Transfer, Inc. ++	Chairman Director Senior Vice President	5/11 - Present 5/10 - Present 5/10 - 5/11

Cynthia Fryer Steer Director	None

Patrice M. Kozlowski Senior Vice President – Corporate Communications	None

Gary Pierce Controller	The Bank of New York Mellon ****	Vice President	7/08 - Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

	Laurel Capital Advisors, LLP+	Chief Financial Officer	5/07 - Present

	MBSC Securities Corporation++	Director Chief Financial Officer	6/07 – Present 6/07 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	Dreyfus Consumer Credit Corporation ++	Treasurer	7/05 - 8/10

	Dreyfus Transfer, Inc. ++	Chief Financial Officer Treasurer	7/05 - Present 5/11- Present

	Dreyfus Service Organization, Inc.++	Treasurer	7/05 – Present

	Seven Six Seven Agency, Inc. ++	Treasurer	4/99 - Present

Joseph W. Connolly Chief Compliance Officer	The Dreyfus Family of Funds++	Chief Compliance Officer	10/04 - Present
	Laurel Capital Advisors, LLP+	Chief Compliance Officer	4/05 - Present
	BNY Mellon Funds Trust++	Chief Compliance Officer	10/04 - Present
	MBSC Securities Corporation++	Chief Compliance Officer	6/07 – Present

Christopher O'Connor Chief Administrative Officer	MBSC Securities Corporation++	Executive Vice President Senior Vice President	12/11 – Present 5/06 – 12/11

John Pak Chief Legal Officer	Deutsche Bank 60 Wall Street New York, NY 10005	Managing Director	3/05 - 7/12

	Deutsche Investment Management Americas, Inc. 345 Park Avenue New York, NY 10154	Chief Legal Officer	3/05 - 7/12

Charles Doumar Vice President – Tax	Asset Recovery II, LLC ****	Assistant Treasurer	9/13 – Present
	Asset Recovery III, LLC ****	Assistant Treasurer	9/13 – Present

	Asset Recovery IV, LLC ****	Assistant Treasurer	9/13 – Present

	Asset Recovery V, LLC ****	Assistant Treasurer	9/13 – Present

	Asset Recovery VII, LLC ****	Assistant Treasurer	9/13 – Present

	Asset Recovery XIII, LLC ****	Assistant Treasurer	3/13 – Present

	Asset Recovery XIV, LLC ****	Assistant Treasurer	3/13 – Present

	Asset Recovery XIX, LLC ****	Assistant Treasurer	7/13 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	Asset Recovery XV, LLC ****	Assistant Treasurer	3/13 – Present

	Asset Recovery XVI, LLC ****	Assistant Treasurer	3/13 – Present

	Asset Recovery XVII, LLC ****	Assistant Treasurer	3/13 – Present

	Asset Recovery XVIII, LLC ****	Assistant Treasurer	7/13 – Present

	Asset Recovery XX, LLC ****	Assistant Treasurer	7/13 – Present

	Asset Recovery XXI, LLC ****	Assistant Treasurer	7/13 – Present

	Asset Recovery XXII, LLC ****	Assistant Treasurer	7/13 – Present

	Asset Recovery XXIII, LLC ****	Assistant Treasurer	7/13 – Present

	BNY Mellon Investments CTA, LLC ****	Assistant Treasurer	9/13 – Present

	BNY Mellon Trust of Delaware+	Assistant Treasurer	11/13 – Present

	IVY Asset Management LLC+	Assistant Treasurer	9/13 – Present

	Mellon Hedge Advisors, LLC ****	Assistant Treasurer	10/13 – Present

	MUNB Loan Holdings, LLC****	Assistant Treasurer	10/13 – Present

	484Wall Capital Management LLC ****	Assistant Treasurer – Tax	10/13 – Present

	Airlease Incorporated ****	Assistant Treasurer – Tax	7/13 – Present
	Albridge Solutions, Inc. +++++	Assistant Treasurer – Tax	7/13 – Present

	Allomon Corporation †	Assistant Treasurer – Tax	5/13 – Present

	AP Residential Realty, Inc. +	Assistant Treasurer – Tax	8/13 – Present

	APT Holdings Corporation ++++	Assistant Treasurer – Tax	11/13 – Present

	AURORA-IRE, Inc. ****	Assistant Treasurer – Tax	7/13 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	B.I.E. Corporation +	Assistant Treasurer – Tax	12/13 – Present

	B.N.Y. Holdings (Delaware) Corporation ††	Assistant Treasurer – Tax	4/13 – Present

	BNY Capital Corporation ****	Assistant Treasurer – Tax	9/13 – Present

	BNY Capital Markets Holdings, Inc. ****	Assistant Treasurer – Tax	9/13 – Present

	BNY Capital Resources Corporation****	Assistant Treasurer – Tax	3/13 – Present

	BNY Cargo Holdings LLC****	Assistant Treasurer – Tax	7/13 – Present

	BNY Catair LLC ****	Assistant Treasurer – Tax	7/13 – Present

	BNY Falcon Three Holding Corp. ****	Assistant Treasurer – Tax	7/13 – Present

	BNY Foreign Holdings, Inc. ****	Assistant Treasurer – Tax	10/13 – Present

	BNY Gator LLC ****	Assistant Treasurer – Tax	7/13 – Present

	BNY Hitchcock Holdings LLC ****	Assistant Treasurer – Tax	7/13 – Present

	BNY Housing I Corp. ****	Assistant Treasurer – Tax	7/13 – Present

	BNY Housing II LLC ****	Assistant Treasurer – Tax	7/13 – Present

	BNY ITC Leasing, LLC ****	Assistant Treasurer – Tax	7/13 – Present

	BNY Lease Equities (Cap Funding) LLC ****	Assistant Treasurer – Tax	7/13 – Present

	BNY Lease Holdings LLC ****	Assistant Treasurer – Tax	7/13 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	BNY Lease Partners LLC ****	Assistant Treasurer – Tax	7/13 – Present

	BNY Leasing Edge Corporation ****	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Alternative Investments Holdings LLC ****	Assistant Treasurer – Tax	10/13 – Present

	BNY Mellon Capital Markets, LLC ****	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Clearing Holding Company, LLC ****	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Fixed Income Securities, LLC ****	Assistant Treasurer – Tax	8/13 – Present

	BNY Mellon Trust Company of Illinois+	Assistant Treasurer – Tax	3/13 – Present

	BNY Mezzanine Funding LLC ****	Assistant Treasurer – Tax	5/13 – Present

	BNY Mezzanine Holdings LLC ****	Assistant Treasurer – Tax	5/13 – Present

	BNY Mezzanine Non NY Funding LLC ****	Assistant Treasurer – Tax	5/13 – Present

	BNY Mezzanine NY Funding LLC ****	Assistant Treasurer – Tax	5/13 – Present

	BNY Partnership Funding LLC ****	Assistant Treasurer – Tax	7/13 – Present

	BNY Rail Maintenance LLC ****	Assistant Treasurer – Tax	7/13 – Present

	BNY Recap I, LLC ****	Assistant Treasurer – Tax	9/13 – Present

	BNY Salvage Inc. ****	Assistant Treasurer – Tax	3/13 – Present

	BNY Waterworks, Inc. ****	Assistant Treasurer – Tax	7/13 – Present

	BNY Wings, Inc. ****	Assistant Treasurer – Tax	7/13 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	BNYM GIS Funding I LLC ****	Assistant Treasurer – Tax	6/13 – Present

	BNYM GIS Funding III LLC ****	Assistant Treasurer – Tax	6/13 – Present

	BNY-N.J. I Corp. ****	Assistant Treasurer – Tax	4/13 – Present

	BNY-N.J. II Corp. ****	Assistant Treasurer – Tax	4/13 – Present

	Boston Safe Deposit Finance Company, Inc. ****	Assistant Treasurer – Tax	7/13 – Present

	CenterSquare Investment Management Holdings, Inc. ****	Assistant Treasurer – Tax	12/13 – Present

	CenterSquare Investment Management, Inc. ****	Assistant Treasurer – Tax	12/13 – Present

	Hamilton Floating Rate Fund Holdings, LLC ****	Assistant Treasurer – Tax	5/13 – Present

	IRE-1, Inc. ****	Assistant Treasurer – Tax	7/13 – Present

	IRE-AC, Inc. ****	Assistant Treasurer – Tax	7/13 – Present

	IRE-BC, Inc. ****	Assistant Treasurer – Tax	7/13 – Present

	IRE-SB, Inc. ****	Assistant Treasurer – Tax	7/13 – Present

	Island Waterworks, Inc. ****	Assistant Treasurer – Tax	7/13 – Present

	ITCMED, Inc. ****	Assistant Treasurer – Tax	6/13 – Present

	JRHC 1998A LLC ****	Assistant Treasurer – Tax	12/13 – Present

	Lease Equities (Texas) Corporation ****	Assistant Treasurer – Tax	7/13 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	Madison Pershing LLC ****	Assistant Treasurer – Tax	6/13 – Present

	MAM (MA) Holding Trust *	Assistant Treasurer – Tax	8/13 – Present

	MBC Investments Corporation †††	Assistant Treasurer – Tax	11/13 – Present

	MCDI (Holdings) LLC ****	Assistant Treasurer – Tax	9/13 – Present

	MELDEL Leasing Corporation Number 2, Inc. †††	Assistant Treasurer – Tax	9/13 – Present

	Mellon Financial Services Corporation #1+	Assistant Treasurer – Tax	7/13 – Present

	Mellon Financial Services Corporation #4+	Assistant Treasurer – Tax	9/13 – Present

	Mellon Leasing Corporation+	Assistant Treasurer – Tax	7/13 – Present

	Mellon Life Insurance Company+	Assistant Treasurer – Tax	10/13 – Present

	Mellon Properties Company*****	Assistant Treasurer – Tax	8/13 – Present

	National Residential Assets Corp.****	Assistant Treasurer – Tax	4/13 – Present

	New GSM Holding Corporation ****	Assistant Treasurer – Tax	7/13 – Present

	Northern Waterworks, Inc. ****	Assistant Treasurer – Tax	7/13 – Present

	One Wall Street Corporation ****	Assistant Treasurer – Tax	11/13 – Present

	Pareto New York LLC++	Assistant Treasurer – Tax	11/13 – Present

	PAS Holdings LLC ****	Assistant Treasurer – Tax	6/13 – Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	Pershing Advisor Solutions LLC ****	Assistant Treasurer – Tax	6/13 – Present

	Pershing Group LLC ****	Assistant Treasurer – Tax	6/13 – Present

	Pershing Investments LLC ****	Assistant Treasurer – Tax	6/13 – Present

	Pershing LLC****	Assistant Treasurer – Tax	7/13 – Present

	TBC Securities Co., Inc.+	Assistant Treasurer – Tax	6/13 – Present

	TBCAM, LLC ****	Assistant Treasurer – Tax	10/13 – Present

	Technology Services Group, Inc. ****	Assistant Treasurer – Tax	9/13 – Present

	Tennessee Processing Center LLC+	Assistant Treasurer – Tax	9/13 – Present

	The Bank of New York Consumer Leasing Corporation****	Assistant Treasurer – Tax	7/13 – Present

	The Boston Company Asset Management, LLC ****	Assistant Treasurer – Tax	8/13 – Present

	USPLP, Inc. ****	Assistant Treasurer – Tax	10/13 – Present

	MBNA Institutional PA Services LLC ****	Treasurer	7/13 – Present

	MBNA PW PA Services LLC ****	Treasurer	7/13 – Present

	Stanwich Insurance Agency, Inc. ****	Treasurer	12/13 – Present

	BNY Aurora Holding Corp. ****	Vice President	11/13 – Present

	Agency Brokerage Holding LLC****	Vice President – Tax	6/13 – Present

	BNY Community Development Enterprises Corp. ****	Vice President – Tax	4/13 – Present

	Asset Recovery I, LLC ****	Assistant Treasurer	9/13 - 11/13

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	Asset Recovery VI, LLC ****	Assistant Treasurer	9/13 - 11/13

	Asset Recovery XII, LLC ****	Assistant Treasurer	3/13 - 11/13

Jill Gill Vice President – Human Resources	MBSC Securities Corporation++	Vice President	6/07 – Present

	The Bank of New York Mellon ****	Vice President	7/08 – Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

Tracy A. Hopkins Vice President - Cash Strategies	MBSC Securities Corporation++	Senior Vice President	2/08 - Present

Joanne S. Huber Vice President – Tax	The Bank of New York Mellon+	State & Local Compliance Manager	7/07 - Present

	Dreyfus Service Organization++	Vice President – Tax	1/09 – Present

	MBSC Securities Corporation++	Vice President – Tax	1/09 – Present

Anthony Mayo Vice President – Information Systems	None

Kathleen Geis Vice President	BNY Mellon, National Association+	Managing Director	7/09 - Present
	BNY Mellon Distributors Holdings, Inc. +	Vice President - Real Estate	7/11 - Present
	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	7/11 - Present
	BNY Mellon Performance & Risk Analytics, LLC+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Trust Company of Illinois+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Trust of Delaware+	Vice President - Real Estate	7/11 - Present
	Eagle Investment Systems LLC+	Vice President - Real Estate	7/11 - Present
	Ivy Asset Management LLC+	Vice President - Real Estate	7/11 - Present

	Mellon Capital Management Corporation**	Vice President - Real Estate	7/11 - Present

	Mellon Financial Services Corporation #1+	Vice President - Real Estate	7/11 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	Mellon Holdings LLC+	Vice President - Real Estate	7/11 - Present
	Mellon Investor Services LLC+	Vice President - Real Estate	7/11 - Present

	Pareto New York LLC****	Vice President - Real Estate	7/11 - Present

	SourceNet Solutions, Inc. +	Vice President - Real Estate	7/11 - Present
	Technology Services Group, Inc. +	Vice President - Real Estate	7/11 - Present
	Tennessee Processing Center LLC+	Vice President - Real Estate	7/11 - Present
	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	7/11 - Present
	Alcentra US, Inc. ++	Vice President - Real Estate	7/11 - Present
	BNY Mellon Capital Markets LLC++	Vice President - Real Estate	7/11 - Present

	Pershing LLC****	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon+	Managing Director	7/09 - Present

	MBNA Institutional PA Services, LLC+	Managing Director	7/09 – Present

Dean M. Steigauf Vice President	BNY Mellon, National Association+	Vice President	7/09 - Present
	BNY Mellon Distributors Holdings, Inc. +	Vice President - Real Estate	7/11 - Present
	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	7/11 - Present
	BNY Mellon Performance & Risk Analytics, LLC+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Trust Company of Illinois+	Vice President - Real Estate	7/11 - Present
	BNY Mellon Trust of Delaware+	Vice President - Real Estate	7/11 - Present
	Eagle Investment Systems LLC+	Vice President - Real Estate	7/11 - Present
	Ivy Asset Management LLC+	Vice President - Real Estate	7/11 - Present

	Mellon Capital Management Corporation**	Vice President - Real Estate	7/11 - Present

	Mellon Financial Services Corporation #1+	Vice President - Real Estate	7/11 - Present
	Mellon Holdings LLC+	Vice President - Real Estate	7/11 - Present
	Mellon Investor Services LLC+	Vice President - Real Estate	7/11 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	Pareto New York LLC****	Vice President - Real Estate	7/11 - Present

	SourceNet Solutions, Inc. +	Vice President - Real Estate	7/11 - Present
	Technology Services Group, Inc. +	Vice President - Real Estate	7/11 - Present
	Tennessee Processing Center LLC+	Vice President - Real Estate	7/11 - Present
	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	7/11 - Present
	Alcentra US, Inc. ++	Vice President - Real Estate	7/11 - Present
	BNY Mellon Capital Markets LLC++	Vice President - Real Estate	7/11 - Present

	Pershing LLC****	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon+	Vice President	12/02 - Present

James Bitetto Secretary	The Dreyfus Family of Funds++	Vice President and Assistant Secretary	8/05 - Present

	MBSC Securities Corporation++	Assistant Secretary	6/07 - Present

	Dreyfus Service Organization, Inc.++	Secretary	8/05 - Present

	The Dreyfus Consumer Credit Corporation++	Vice President	2/02 - 8/10

	Founders Asset Management LLC***	Assistant Secretary	3/09 - 12/09

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.

**	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, California 94105.
***	The address of the business so indicated is 210 University Blvd., Suite 800, Denver, Colorado 80206.
****	The address of the business so indicated is One Wall Street, New York, New York 10286.
*****	The address of the business so indicated is 3601 N. I-10 Service Road, Suite 102, Metairie, LA 70002.

+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

++++	The address of the business so indicated is 4001 Kennett Pike, Suite 218, Greenville, DE 19807.
+++++	The address of the business so indicated is 1009 Lenox Drive, Building 4, Suite 204, Lawrenceville, NJ 08648.
†	The address of the business so indicated is Two Mellon Center, Suite 329, Pittsburgh, PA 15259.
††	The address of the business so indicated is White Clay Center, Route 273, Newark, DE 19711.
†††	The address of the business so indicated is 100 White Clay Center, Newark, DE 19711.

Item 32. Principal Underwriters
(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:
1.	Advantage Funds, Inc.
2.	BNY Mellon Funds Trust
3.	CitizensSelect Funds
4.	Dreyfus Appreciation Fund, Inc.
5.	Dreyfus BASIC Money Market Fund, Inc.

6.	Dreyfus BNY Mellon Funds, Inc.

7.	Dreyfus Bond Funds, Inc.
8.	Dreyfus Cash Management
9.	Dreyfus Funds, Inc.
10.	The Dreyfus Fund Incorporated
11.	Dreyfus Government Cash Management Funds
12.	Dreyfus Growth and Income Fund, Inc.
13.	Dreyfus Index Funds, Inc.
14.	Dreyfus Institutional Cash Advantage Funds
15.	Dreyfus Institutional Preferred Money Market Funds
16.	Dreyfus Institutional Reserves Funds
17.	Dreyfus Intermediate Municipal Bond Fund, Inc.
18.	Dreyfus International Funds, Inc.
19.	Dreyfus Investment Funds
20.	Dreyfus Investment Grade Funds, Inc.
21.	Dreyfus Investment Portfolios
22.	The Dreyfus/Laurel Funds, Inc.
23.	The Dreyfus/Laurel Funds Trust
24.	The Dreyfus/Laurel Tax-Free Municipal Funds
25.	Dreyfus Liquid Assets, Inc.
26.	Dreyfus Manager Funds I
27.	Dreyfus Manager Funds II
28.	Dreyfus Midcap Index Fund, Inc.
29.	Dreyfus Municipal Bond Opportunity Fund
30.	Dreyfus Municipal Cash Management Plus
31.	Dreyfus Municipal Funds, Inc.
32.	Dreyfus Municipal Money Market Fund, Inc.
33.	Dreyfus New Jersey Municipal Bond Fund, Inc.
34.	Dreyfus New Jersey Municipal Money Market Fund, Inc.
35.	Dreyfus New York AMT-Free Municipal Bond Fund
36.	Dreyfus New York AMT-Free Municipal Money Market Fund
37.	Dreyfus New York Municipal Cash Management
38.	Dreyfus New York Tax Exempt Bond Fund, Inc.
39.	Dreyfus Opportunity Funds
40.	Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
41.	Dreyfus Premier GNMA Fund, Inc.
42.	Dreyfus Premier Investment Funds, Inc.
43.	Dreyfus Premier Short-Intermediate Municipal Bond Fund
44.	Dreyfus Premier Worldwide Growth Fund, Inc.
45.	Dreyfus Research Growth Fund, Inc.
46.	Dreyfus State Municipal Bond Funds
47.	Dreyfus Stock Funds

48.	Dreyfus Short Duration Bond Fund

49.	The Dreyfus Socially Responsible Growth Fund, Inc.

50.	Dreyfus Stock Index Fund, Inc.
51.	Dreyfus Tax Exempt Cash Management Funds
52.	The Dreyfus Third Century Fund, Inc.
53.	Dreyfus Treasury & Agency Cash Management
54.	Dreyfus Treasury Prime Cash Management
55.	Dreyfus U.S. Treasury Intermediate Term Fund
56.	Dreyfus U.S. Treasury Long Term Fund
57.	Dreyfus 100% U.S. Treasury Money Market Fund
58.	Dreyfus Variable Investment Fund
59.	Dreyfus Worldwide Dollar Money Market Fund, Inc.
60.	General California Municipal Money Market Fund
61.	General Government Securities Money Market Funds, Inc.
62.	General Money Market Fund, Inc.
63.	General Municipal Money Market Funds, Inc.
64.	General New York Municipal Money Market Fund
65.	Strategic Funds, Inc.

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Kenneth Bradle**	Chief Executive Officer, President and Director	None

J. Charles Cardona*	Chairman of the Board	Executive Vice President (Money Market Funds Only)

Robert G. Capone****	Executive Vice President	None

Sue Ann Cormack**	Executive Vice President	None

John M. Donaghey***	Executive Vice President	None
Tracy Hopkins*	Executive Vice President	None

Mark A. Keleher*****	Executive Vice President	None

William H. Maresca**	Executive Vice President	None

Timothy M. McCormick*	Executive Vice President	None
David K. Mossman***	Executive Vice President	None

Christopher D. O'Connor*	Executive Vice President	None

Irene Papadoulis**	Executive Vice President	None
Matthew Perrone**	Executive Vice President	None

Andrew Provencher*	Executive Vice President	None

Bradley J. Skapyak*	Executive Vice President	President

Bill E. Sappington*	Executive Vice President	None
Gary Pierce*	Chief Financial Officer	None
Brie A. Steingarten*	Chief Legal Officer and Secretary	None

Mercedes Katz**	Senior Vice President	None
Mary T. Lomasney****	Senior Vice President	None

Joseph W. Connolly*	Chief Compliance Officer (Investment Advisory Business)	Chief Compliance Officer

Stephen Storen*	Chief Compliance Officer	None
Katherine M. Scott	Chief Risk Officer	None
Barbara A. McCann****	Senior Vice President	None
Matthew D. Connolly*	Vice President and Anti-Money Laundering Officer	Anti-Money Laundering Compliance Officer

Maria Georgopoulos*	Vice President – Facilities Management	None
Stewart Rosen*	Vice President – Facilities Management	None

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Karin L. Waldmann*	Privacy Officer	None

Charles Doumar********	Vice President – Tax	None

Timothy I. Barrett**	Vice President	None
Gina DiChiara*	Vice President	None
Jill Gill*	Vice President	None
Joanne S. Huber***	Vice President – Tax	None

Kathleen Geis******	Vice President	None
Dean M. Steigauf******	Vice President	None
Donna M. Impagliazzo**	Vice President – Compliance	None
Carla R. Wanzer*	Vice President – Compliance	None

Claudine Orloski***	Vice President – Tax	None

John Shea*	Vice President – Finance	None
Christopher A. Stallone**	Vice President	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels******	Vice President	Treasurer

Kristofer Yrrizarry*****	Vice President	None

James Bitetto*	Assistant Secretary	Vice President and Assistant Secretary
Mary Lou Olinski***	Assistant Secretary	None

Audrey Edwards***	Assistant Secretary	None

Cristina Rice***	Assistant Secretary	None
Victor R. Siclari***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.
****	Principal business address is One Boston Place, Boston, MA 02108.
*****	Principal business address is 50 Fremont Street, Suite 3900, San Francisco, CA 94105.
******	Principal business address is 101 Barclay Street, New York 10286.
*******	Principal business address is 2 Hanson Place, Brooklyn, New York 11217

********	Principal business address is One Wall Street, New York, New York 10286

Item 33. Location of Accounts and Records

  1. The Bank of New York Mellon
   One Wall Street
   New York, New York 10286

2. The Bank of New York Mellon
  One Mellon Bank Center
  Pittsburgh, Pennsylvania 15258

  3. BNY Mellon Investment Servicing (US), Inc.
   4400 Computer Drive
   Westborough, MA 01581

  4. The Dreyfus Corporation
   200 Park Avenue
   New York, New York 10166

  5. The Dreyfus Corporation
   2 Hanson Place
   Brooklyn, New York 11217

Item 34. Management Services

  Not Applicable

Item 35. Undertakings

  None

SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933, the Registrant, Dreyfus New York AMT-Free Municipal Bond Fund, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 27th day of March 2014.

Dreyfus New York AMT-Free Municipal Bond Fund

BY:	/s/ Bradley J. Skapyak*
Bradley J. Skapyak PRESIDENT

 Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Bradley J. Skapyak*	President (Principal Executive Officer)	March 27, 2014

Bradley J. Skapyak

/s/ James Windels*	Treasurer (Principal Financial and Accounting Officer)	March 27, 2014

James Windels

/s/ Joseph S. DiMartino*	Chairman of the Board	March 27, 2014

Joseph S. DiMartino

/s/ Francine J. Bovich*	Board Member	March 27, 2014

Francine J. Bovich

/s/ Peggy C. Davis*	Board Member	March 27, 2014

Peggy C. Davis

/s/ Diane Dunst*	Board Member	March 27, 2014

Diane Dunst

/s/ Robin A. Melvin*	Board Member	March 27, 2014

Robin A. Melvin

/s/ Nathan Leventhal*	Board Member	March 27, 2014

Nathan Leventhal

*BY:	/s/ Kiesha Astwood
Kiesha Astwood Attorney-in-Fact

INDEX OF EXHIBITS

Exhibits

(g)(2)	Amendment to Custody Agreement

(j)	Consent of Independent Registered Public Accounting Firm